FORM N-PX

                     ANNUAL REPORT OF PROXY VOTING RECORD OF

                               THE GLOBAL X FUNDS

                                   Registrant
                               THE GLOBAL X Funds
                          220 Fifth Avenue, 20th Floor
                               New York, NY 100011
                                 (888) 493-8631

                                Agent For Service
                                  Bruno del Ama
                          220 Fifth Avenue, 20th Floor
                               New York, NY 100011
                                 (888) 493-8631

                       Date of Fiscal Year End: October 31

             Date of Reporting Period: July 1, 2009 to June 30, 2010

                                Non-Voting Funds

                          Global X Brazil Consumer ETF
   No votes were cast on securities by this fund during the reporting period.

                         Global X Brazil Financials ETF
No votes were cast on securities by this fund during the reporting period.

                              Global X Lithium ETF
No votes were cast on securities by this fund during the reporting period.


                                   Global X Brazil Mid Cap ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
DURATEX SA
 CUSIP: P3593G146
 Meeting Type: Extraordinary Meeting Date: 30-Jun-2010
 1  Important Market Processing Requirement: A
     Beneficial Owner Signed Power Of Attorney
     (POA) Is Required In Order To Lodge And
     Execute Your Voting Instructions In This
     Market. Absence Of A POA, May Cause Your
     Instructions To Be Rejected. If You Have Any
     Questions, Please Contact Your Client
     Service Representative                                              Management None            Non - Voting
 2  Please Note That Votes 'In Favor' And 'Against'
     In The Same Agenda Item Are Not Allowed.
     Only Votes In Favor And/Or Abstain Or Against
     And/ Or Abstain Are Allowed. Thank You                              Management None            Non - Voting
 3  Please Note That Shareholders Submitting A
     Vote To Elect A Member Must Include The
     Name Of The Candidate To Be Elected. If
     Instructions To Vote On This Item Is Received
     Without A Candidate's Name, Your Vote Will Be
     Processed In Favor Or Against Of The Default
     Company's Candidate. Thank You.                                     Management None            Non - Voting
 4  Elect Fabio Schvartsman as a Member of the Board of
     Directors, in accordance with the terms of Article 150 of law number 6404.76, with a term in office until the AGM of
     shareholders that will be held in 2011                              Management For             Voted - For
 5  Approve the merger, by the Company, of the wholly owned
     subsidiaries Ceramica Monte Carlo S.A., from here onwards
     CMC, and Deca Industria e Comercio De Materiais Sanita
     Rios Ltda., from here onwards DECA; the protocols and
     justifications of the mergers, from here onwards the
     protocols, of CMC and of DECA                                       Management For             Voted - For
 6  Approve the merger, by the Company, of the wholly owned
     subsidiaries Ceramica Monte Carlo S.A., from here onwards
     CMC, and Deca Industria E Comercio De Materiais Sani
     Tarios Ltda., from here onwards Deca through; ratification of the appointment of the specialized Company Moore
     Stephens Lima Lucchesi Auditores Independentes, from
     here onwards Moore Stephens, with its head office in Sao
     Paulo, Sao Paulo, at Ruala Place No. 96, tenth floor, with corporate taxpayer id number 60. 525.706.0001.07,
     registered with the Sao Paulo state regional accounting
     council under number 2sp015045.o.0, to proceed with the
     valuation of the shareholders equity of CMC and of DECA
     to be merged into the Company                                       Management For             Voted - For
 7  Approve the merger, by the Company, of the wholly owned
     subsidiaries Ceramica Monte Carlo S.A., from here onwards
     CMC, and Deca Industria E Comercio De Materiais
     Sanitarios Ltda., from here onwards DECA through; the
     valuation reports of the shareholders equity of CMC and of
     DECA prepared by Moore Stephens, on the basis of their
     respective balance sheets prepared on 30 APR 2010                   Management For             Voted - For
                                                                   3





                                   Global X Brazil Mid Cap ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
 8  Approve the merger, by the Company, of the wholly owned
     subsidiaries Ceramica Monte Carlo S.A., from here onwards
     CMC, and DECA Industria E Comercio De Materiais
     Sanitarios Ltda., from here onwards DECA through; the
     mergers, without a capital increase and without the
     issuance of new shares, of CMC and DECA into the
     Company, in accordance with the terms o f the respective
     protocols                                                           Management For             Voted - For
 9  Approve the merger, by the Company, of the wholly owned
     subsidiaries Ceramica Monte Carlo S.A., from here onwards
     CMC, and Deca Industria E Comercio De Materiais
     Sanitarios Ltda., from here onwards DECA through the
     authorization for the Management of the Company
     represented in accordance with its Corporate Bylaws, to do all the acts and sign all the documents necessary for the
     implementation and formalization of the merger                      Management For             Voted - For
MARFRIG ALIMENTOS SA, SAO PAULO
 CUSIP: P64389102
 Meeting Type: Extraordinary Meeting Date: 30-Jun-2010
 1  Important Market Processing Requirement: A
     Beneficial Owner Signed Power Of Attorney
     (POA) Is Required In Order To Lodge And
     Execute Your Voting Instructions In This
     Market. Absence Of A POA, May Cause Your
     Instructions To Be Rejected. If You Have Any
     Questions, Please Contact Your Client
     Service Representative                                              Management None            Non - Voting
 2  Approve the proposal for the issuance of debentures
     mandatorily convertible into common shares, in one series, of the species without guarantee, for private distribution, totaling, on the date of issuance, the amount of BRL
     2,500,000,000, which will constitute the first issuance of debentures of the Company, from here onwards the first
     issuance of debentures                                              Management For             Voted - For
 3  Authorize the Board of Directors of the Company to decide regarding lines VI through VIII of Article 59 of Law number
     6404 of 1976, as amended, as well as to decide regarding
     the opportuneness of the first issuance of debentures, in
     addition to the power to cancel the debentures that may be
     acquired by the Company itself                                      Management For             Voted - For
 4  Authorize the Executive Committee of the Company to do
     any and all acts necessary for the implementation of the first issuance of debentures, including being able to hire a
     paying agent and transfer agent for the debentures and the trustee for the first issuance of debentures, as well as to sign the issuance indenture and any later addenda within
     the limits established by the general meeting of
     shareholders and by the Board of Directors, in accordance
     with the terms of items A and B above                               Management For             Voted - For
 5  PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST
     IN THE SAME AGENDA ITEM ARE NOT ALLOWED.ONLY
                                                                   4





                                           Global X Brazil Mid Cap ETF
Proposal                                         Proposed by Mgt. Position  Registrant Voted
     VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST
     AND/OR ABSTAIN ARE ALLOWED. THANK YOU           Management        None      Non - Voting
6   PLEASE NOTE THAT THIS IS A REVISION DUE TO
     INCLUSION OF COMMENT. IF YOU HAVE ALREADY
     SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
     PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
     ORIGINAL INSTRUCTIONS. THANK YOU                Management        None      Non - Voting
                                               5





                                Global X China Technology ETF
 Proposal                                              Proposed by Mgt. Position Registrant Voted
ALIBABA.COM LTD
 CUSIP: G01717100
 Meeting Type: Extraordinary Meeting Date: 15-Dec-2009
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                               Management None            Non Voting
 2  Approve the Cooperation Framework Agreement
     conditionally entered into between the Company and
     Alibaba Group Holding Limited on 10 NOV 2009 (as
     specified), together with the proposed annual cap amounts
     for each of the 3 years ending 31 DEC 2010, 2011 and
     2012 as stipulated therein                            Management For             Voted - For
 3  Approve the Cross-Selling Services Framework Agreement
     conditionally entered into between the Company and
     Alibaba Group Holding Limited on 10 NOV 2009 (as
     specified), together with the proposed annual cap amounts
     for each of the 3 years ending 31 DEC 2010, 2011 and
     2012 as stipulated therein                            Management For             Voted - For
 4  Approve the Technology and Intellectual Property
     Framework License Agreement conditionally entered into
     between the Company and Alibaba Group Holding Limited
     on 10 NOV 2009 (as specified), together with the proposed
     annual cap amounts for each of the 3 years ending 31 DEC
     2010, 2011 and 2012 as stipulated therein             Management For             Voted - For
 5  Authorize any 1 Director of the Company (or any 2 Directors
     of the Company if the affixation of the common seal of the
     Company is necessary) to sign and execute all such other
     documents, instruments or agreements and to do or take all such actions or things on behalf of the Company as such
     Director considers necessary or desirable to implement
     and/or give effect to the terms of each of the Cooperation
     Framework Agreement, the Cross-Selling Services
     Framework Agreement and the Technology and Intellectual
     Property Framework License Agreement mentioned in
     resolutions numbered (1) to (3) and the transactions
     contemplated thereunder                               Management For             Voted - For
 6  Please Note That This Is A Revision Due To
     Receipt Of Actual Record Date. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.          Management None            Non Voting
LENOVO GROUP LTD
 CUSIP: Y5257Y107
 Meeting Type: Extraordinary Ticker: Meeting Date: 22-Jan-2010
 1  Please Note In The Hong Kong Market That A
     Vote Of Abstain Will Be Treated The Same As
     A Take No Action Vote.                                Management None            Non Voting
 2  Approve and ratify the sale and purchase agreement dated
     27 NOV 2009 [the Sale and Purchase Agreement] in
     respect of the acquisition of 100% interest in the registered
                                                     6





                              Global X China Technology ETF
 Proposal                                                    Proposed by Mgt. Position Registrant Voted
     capital of Lenovo Mobile Communication Technology Ltd.
     entered into between, Lenovo Manufacturing Limited,
     Lenovo [Beijing] Limited, Jade Ahead Limited [Jade Ahead],
     Gainnew Limited [Gainnew], Shenzhen AoYinShi
     Investment LP, Super Pioneer International Limited and the
     Company [details have been defined in the circular of the
     Company dated 18 DEC 2009], as specified, and the
     transactions contemplated thereunder; authorize any 1
     Director or any 2 Directors [if affixation of the common seal is necessary] or any delegate(s) authorized by such
     Director(s) to sign and/or execute all such other documents, instruments or agreements and to do or take all such
     actions or things as such Director(s) consider(s) necessary or desirable to implement and/or give effect to the terms of the Sale and Purchase Agreement and the transactions
     contemplated thereunder; the issue and allotment of
     28,137,055 ordinary shares of the Company of par value
     HKD 0.025 each [Shares] and 52,756,978 Shares as
     consideration shares to each of Gainnew and Jade Ahead
     respectively; and the issue and allotment of a maximum
     21,102,791 Shares and 15,827,093 Shares as adjustments
     with reference to the Net Cash Balance [as specified] to
     each of Gainnew and Jade Ahead respectively                 Management For             Voted - For
BYD ELECTRONIC (INTERNATIONAL) CO LTD
 CUSIP: Y1045N107          Meeting Type: Extraordinary
 Meeting Date: 05-Feb-2010
 1  Please Note In The Hong Kong Market That A
     Vote Of Abstain Will Be Treated The Same As
     A Take No Action Vote.                                      Management None            Non Voting
 2  Approve the Supply Agreement referred to in the Section
     headed II. A. Supply of products by the Group to the BYD
     Group in the Letter from the Board contained in the
     circular the Circular of the Company of which this notice
     forms part and the relevant New Caps as defined in the
     Circular                                                    Management For             Voted - For
 3  Approve the Purchase Agreement referred to in the Section headed II. B. Purchase of products by the Group from the
     BYD Group in the Letter from the Board contained in the
     circular the Circular of the Company of which this notice
     forms part and the relevant New Caps as defined in the
     Circular                                                    Management For             Voted - For
 4  Approve The Utility Services Master Agreement referred to in the Section headed II. C. Provision of utilities connection and/or utilities by the BYD Group to the Group in the
     Letter from the Board contained in the circular the Circular of the Company of which this notice forms part and the
     relevant New Caps as defined in the Circular                Management For             Voted - For
 5  Please Note That This Is A Revision Due To
     Receipt Of Actual Record Date. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                Management None            Non Voting
                                                           7





                                Global X China Technology ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
ZTE CORP
 CUSIP: Y0004F105
 Meeting Type: Extraordinary Ticker: Meeting Date: 30-Mar-2010
 1  Please Note That Cumulative Voting Applies
     To This Resolution Regarding The Election Of
     Directors And Supervisors. Standing
     Instructions Have Been Removed For This
     Meeting. Please Note That Only A Vote For
     The Director Will Be Cumulated. Please
     Contact Your Client Service Representative
     If You Have Any Questions.                                          Management None            Non Voting
 2  Election of Mr. Hou Weigui as a Non-Independent Director
     of the Fifth Session of the Board of Directors of the
     Company for a term commencing on 30 MAR 2010 and
     ending on 29 MAR 2013                                               Management For             Voted - For
 3  Election of Mr. Xie Weiliang as a Non-Independent Director
     of the Fifth Session of the Board of Directors of the
     Company for a term commencing on 30 MAR 2010 and
     ending on 29 MAR 2013                                               Management For             Voted - For
 4  Election of Mr. Lei Fanpei as a Non-Independent Director of
     the Fifth Session of the Board of Directors of the Company
     for a term commencing on 30 MAR 2010 and ending on 29
     MAR 2013                                                            Management For             Voted - For
 5  Election of Mr. Zhang Junchao as a Non-Independent
     Director of the Fifth Session of the Board of Directors of the
     Company for a term commencing on 30 MAR 2010 and
     ending on 29 MAR 2013                                               Management For             Voted - For
 6  Election of Mr. Wang Zhanchen as a Non-Independent
     Director of the Fifth Session of the Board of Directors of the
     Company for a term commencing on 30 MAR 2010 and
     ending on 29 MAR 2013                                               Management For             Voted - For
 7  Election of Mr. Dong Lianbo as a Non-Independent Director
     of the Fifth Session of the Board of Directors of the
     Company for a term commencing on 30 MAR 2010 and
     ending on 29 MAR 2013                                               Management For             Voted - For
 8  Election of Mr. Yin Yimin as a Non-independent Director of the Fifth Session of the Board of Directors of the Company
     for a term commencing on 30 MAR 2010 and ending on 29
     MAR 2013                                                            Management For             Voted - For
 9  Election of Mr. Shi Lirong as a Non-Independent Director of
     the Fifth Session of the Board of Directors of the Company
     for a term commencing on 30 MAR 2010 and ending on 29
     MAR 2013                                                            Management For             Voted - For
 10 Election of Mr. He Shiyou as a Non-Independent Director of
     the Fifth Session of the Board of Directors of the Company
     for a term commencing on 30 MAR 2010 and ending on 29
     MAR 2013                                                            Management For             Voted - For
 11 Election of Mr. Li Jin as an Independent Director of the Fifth
     Session of the Board of Directors of the Company for a term
     commencing on 30 MAR 2010 and ending on 29 JUN 2010                 Management For             Voted - For
 12 Election of Ms. Qu Xiaohui as an Independent Director of
     the Fifth Session of the Board of Directors of the Company
                                                                   8





                         Global X China Technology ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
     for a term commencing on 30 MAR 2010 and ending on 29
     MAR 2013                                                         Management For             Voted - For
 13 Election of Mr. Wei Wei as an Independent Director of the
     Fifth Session of the Board of Directors of the Company for a
     term commencing on 30 MAR 2010 and ending on 29 MAR
     2013                                                             Management For             Voted - For
 14 Election of Mr. Chen Naiwei as an Independent Director of
     the Fifth Session of the Board of Directors of the Company
     for a term commencing on 30 MAR 2010 and ending on 29
     MAR 2013                                                         Management For             Voted - For
 15 Election of Mr. Tan Zhenhui as an Independent Director of
     the Fifth Session of the Board of Directors of the Company
     for a term commencing on 30 MAR 2010 and ending on 29
     MAR 2013                                                         Management For             Voted - For
 16 Election of Ms. Wang Yan as a Shareholders'
     Representative Supervisor of the Fifth Session of the
     Supervisory Committee of the Company for a term
     commencing on 30 MAR 2010 and ending on 29 MAR 2013              Management For             Voted - For
 17 Election of Ms. Xu Weiyan as a Shareholders'
     Representative Supervisor of the Fifth Session of the
     Supervisory Committee of the Company for a term
     commencing on 30 MAR 2010 and ending on 29 MAR 2013              Management For             Voted - For
CHINA MOBILE LTD
 CUSIP: Y14965100
 Meeting Type: Annual Meeting Date: 12-May-2010
 1  Please Note In The Hong Kong Market That A
     Vote Of Abstain Will Be Treated The Same As
     A Take No Action Vote.                                           Management None            Non Voting
 2  Receive and consider the Audited financial statements and the Reports of the Directors and Auditors of the Company
     and its subsidiaries for the YE 31 DEC 2009                      Management For             Voted - For
 3  Approve to declare a final dividend for the YE 31 DEC 2009        Management For             Voted - For
 4  Re-election of Li Yue as a Director                               Management For             Voted - For
 5  Re-election of Lu Xiangdong as a Director                         Management For             Voted - For
 6  Re-election of Xin Fanfei as a Director                           Management For             Voted - For
 7  Re-election of Frank Wong Kwong Shing as a Director               Management For             Voted - For
 8  Re-appointment of Messrs. KPMG as the Auditors and to
     authorise the Directors to fix their remuneration                Management For             Voted - For
 9  Authorize the Directors during the relevant period of all the powers of the Company to purchase shares of HKD 0.10
     each in the capital of the Company including any form of
     depositary receipt representing the right to receive such
     shares Shares ; and the aggregate nominal amount of
     shares which may be purchased on The Stock Exchange of
     Hong Kong Limited or any other stock exchange on which
     securities of the Company may be listed and which is
     recognized for this purpose by the Securities and Futures
     Commission of Hong Kong and The Stock Exchange of
     Hong Kong Limited shall not exceed or represent more than
     10% of the aggregate nominal amount of the share capital
     of the Company in issue at the date of passing this
                                                            9





                            Global X China Technology ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
     resolution, and the said approval shall be limited
     accordingly; CONTD                                                  Management For             Voted - For
 10 CONTD Authority expires earlier at the conclusion of the next AGM of the meeting or the expiration of period within which the next AGM of the Company is required by law to
     be held                                                             Management None            Non Voting
 11 Authorize the Directors to exercise full powers of the
     Company to allot, issue and deal with additional shares in the Company including the making and granting of offers,
     agreements and options which might require shares to be
     allotted, whether during the continuance of such mandate or thereafter provided that, otherwise than pursuant to (i) a rights issue where shares are offered to shareholders on a fixed record date in proportion to their then holdings of
     shares; (ii) the exercise of options granted under any share option scheme adopted by the Company; (iii) any scrip
     dividend or similar arrangement providing for the allotment of shares in lieu of the whole or part of a dividend in
     accordance with the Articles of Association of the Company, the aggregate nominal amount of the shares allotted shall
     not exceed the CONTD                                                Management For             Voted - For
 12 CONTD aggregate of: (a) 20% of the aggregate nominal
     amount of the share capital of the Company in issue at the date of passing this resolution, plus (b) if the Directors are so authorized by a separate ordinary resolution of the
     shareholders of the Company the nominal amount of the
     share capital of the Company repurchased by the Company
     subsequent to the passing of this resolution up to a
     maximum equivalent to 10% of the aggregate nominal
     amount of the share capital of the Company in issue at the date of passing this Resolution ; Authority expires earlier at the conclusion of the next AGM of the meeting or the
     expiration of period within which the next AGM of the
     Company is required by law to be held                               Management None            Non Voting
 13 Authorize the Directors of the Company to exercise the
     powers of the Company referred to in the resolution as
     specified in item 6 in the notice of this meeting in respect of
     the share capital of the Company as specified                       Management For             Voted - For
CHINA UNICOM HONG KONG LTD
 CUSIP: Y1519S111
 Meeting Type: Annual    Meeting Date: 12-May-2010
 1  Please Note In The Hong Kong Market That A
     Vote Of Abstain Will Be Treated The Same As
     A Take No Action Vote.                                              Management None            Non Voting
 2  Please Note That The Company Notice Is
     Available By Clicking On The Url Link:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100412
     /LTN20100412019.pdf                                                 Management None            Non Voting
 3  Receive the financial statements and the reports of the
     Directors and of the Independent Auditor for the YE 31 DEC
     2009                                                                Management For             Voted - For
 4  Declare a final dividend for the YE 31 DEC 2009                      Management For             Voted - For
 5  Re-elect Mr. Zuo Xunsheng as a Director                              Management For             Voted - For
                                                               10





                         Global X China Technology ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
 6  Re-elect Mr. Tong Jilu as a Director                                 Management For             Voted - For
 7  Re-elect Mr. Cheung Wing Lam Linus as a Director                     Management For             Voted - For
 8  Authorize the Board of Directors to fix remuneration of the
     Directors for the year ending 31 DEC 2010                           Management For             Voted - For
 9  Re-appoint Messrs. PricewaterhouseCoopers as the
     Auditor, and authorize the Board of Directors to fix their
     remuneration for the year ending 31 DEC 2010                        Management For             Voted - For
 10 Authorize the Directors to repurchase shares in the
     Company not exceeding 10% of the aggregate nominal
     amount of the existing issued share capital                         Management For             Voted - For
 11 Authorize the Directors to issue, allot and deal with
     additional shares in the Company not exceeding 20% of the
     aggregate nominal amount of the existing issued share
     capital                                                             Management For             Voted - For
 12 Authorize the Directors to issue, allot and deal with shares
     by the number of shares repurchased                                 Management For             Voted - For
KINGDEE INTL SOFTWARE GROUP CO LTD
 CUSIP: G52568147
 Meeting Type: Annual Meeting Date: 12-May-2010
 1  Please Note That Shareholders Are Allowed
     To Vote In Favor Or Against For All
     Resolutions. Thank You.                                             Management None            Non Voting
 2  Receive The Audited Consolidated Accounts, the report of the
     Directors of the Company the Directors and the report of
     the Auditors of the Company for the YE 31 DEC 2009                  Management For             Voted - For
 3  Declare a final dividend for the YE 31 DEC 2009                      Management For             Voted - For
 4  Re-elect Mr. Xu Shao Chun as a Director of the Company               Management For             Voted - For
 5  Re-elect Mr. Chen Deng Kun as a Director of the
     Company                                                             Management For             Voted - For
 6  Re-elect Ms. Yang Zhou Nan as a Director of the
     Company                                                             Management For             Voted - For
 7  Authorize the Board of Directors the Board to fix the
     remuneration of the Directors                                       Management For             Voted - For
 8  Re-appoint PricewaterhouseCoopers as the Auditors of the
     Company and authorize the Board to fix their remuneration           Management For             Voted - For
 9  Authorize the Directors, i) subject to sub-paragraph (iii) of this resolution, pursuant to the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited
     the Stock Exchange the Listing Rules , the exercise by the
     Directors during the Relevant Period of all the powers of the
     Company to allot, issue or otherwise deal with additional
     shares in the capital of the Company and to make or grant
     offers, agreements and options including bonds, warrants
     and securities or debentures convertible into such shares or options which might require the exercise of such powers
     either during or after the Relevant Period, be and is hereby generally and unconditionally approved; ii) the approval in sub-paragraph (i) of this resolution shall authorize the
     Directors during the Relevant Period to make or grant
     offers, agreements and options which would or might
     require the exercise of such powers after the CONTD.                Management For             Voted - For
                                                                   11





                                        Global X China Technology ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
10  CONTD. end of the Relevant Period; iii) the aggregate
     nominal amount of share capital allotted or agreed
     conditionally or unconditionally to be allotted whether
     pursuant to an option or otherwise by the Directors
     pursuant to the approval in sub-paragraph (i) of this
     resolution, otherwise than pursuant to a) a rights issue; b)
     the exercise of warrants to subscribe for shares of the
     Company or any securities which are convertible into
     shares of the Company or the exercise of options granted
     under any share option schemes adopted by the Company;
     or c) an issue of shares of the Company in lieu of the whole or part of a dividend on shares of the Company in
     accordance with the Articles of Association of the Company, shall not exceed 20% of the aggregate nominal amount of
     the share capital of the Company in issue as at the date of the passing of this resolution and this approval shall be
     limited accordingly; CONTD.                                          Management None            Non Voting
11  CONTD. and Authority expires at the conclusion of the next
     AGM of the Company; the expiration of the period within
     which the next AGM of the Company is required by the
     Articles of Association of the Company or any applicable
     laws to be held                                                      Management None            Non Voting
12  Authorize the Directors, i) subject to sub-paragraph ii)
     below, the exercise by the Directors during the Relevant
     Period of all powers of the Company to repurchase issued
     shares in the capital of the Company on the Stock
     Exchange or any other stock exchange on which the shares
     of the Company may be listed and recognized by the
     Securities and Futures Commission of Hong Kong and the
     Stock Exchange for such purpose, subject to and in
     accordance with all applicable laws and the requirements of the Listing Rules or of any other stock exchange as
     amended from time to time, be and is hereby generally and
     unconditionally approved; ii) the aggregate nominal amount of shares of the Company which the Company is authorized
     to repurchase pursuant to the approval CONTD.                        Management For             Voted - For
13  CONTD. in sub-paragraph (i) above shall not exceed 10%
     of the aggregate nominal amount of the share capital of the
     Company in issue as at the date of the passing of this
     resolution, and this approval shall be limited accordingly;
     and Authority expires at the conclusion of the next AGM of the Company; the expiration of the period within which the next AGM of the Company is required by the Articles of
     Association of the Company or any applicable laws to be
     held                                                                 Management None            Non Voting
14  Approve, conditional upon Ordinary Resolutions No. 6(A)
     and 6(B) above being passed, the aggregate nominal
     amount of shares of the Company which are repurchased
     by the Company under the authority granted to the Directors as mentioned in Ordinary Resolution No. 6(B) above shall
     be added to the aggregate nominal amount of share capital
     of the Company that may be allotted or agreed conditionally or unconditionally to be allotted by the Directors pursuant to
     Ordinary Resolution No. 6(A) above                                   Management For             Voted - For
15  Please Note That This Is A Revision Due To
     Receipt Of Actual Record Date. If You Have
                                                                    12





                                Global X China Technology ETF
 Proposal                                                             Proposed by Mgt. Position Registrant Voted
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                         Management None            Non Voting
TENCENT HLDGS LTD
 CUSIP: G87572148
 Meeting Type: Annual        Meeting Date: 12-May-2010
 1  Please Note That Shareholders Are Allowed
     To Vote 'In Favor' Or 'Against' For All
     Resolutions. Thank You.                                              Management None            Non Voting
 2  Receive The Audited Financial Statements and the reports of
     the Directors and Auditors for the YE 31 DEC 2009                    Management For             Voted - For
 3  Declare a final dividend                                              Management For             Voted - For
 4  Re-elect Mr. Zhang Zhidong as a Director                              Management For             Voted - For
 5  Re-elect Mr. Charles St Leger Searle as a Director                    Management For             Voted - For
 6  Authorize the Board of Directors to fix the Directors'
     remuneration                                                         Management For             Voted - For
 7  Re-appointment of Auditors and authorize the Board of
     Directors to fix their remuneration                                  Management For             Voted - For
 8  Authorize the director, subject to paragraph (c), a general mandate be and is hereby unconditionally granted to the
     Directors of the Company to exercise during the Relevant
     Period all the powers of the Company to allot, issue and
     dispose of shares in the Company and to make or grant
     offers, agreements, options or warrants which would or
     might require the exercise of such powers; b) the mandate
     in paragraph (a) shall authorize the Directors of the
     Company during the Relevant Period to make or grant
     offers, agreements and options which would or might
     require the exercise of such powers after the end of the
     Relevant Period; c) the aggregate nominal value of share
     capital allotted or agreed conditionally or unconditionally to be allotted whether pursuant to an option or otherwise by
     the Directors of the Company pursuant to the mandate in
     paragraph (a), CONTD                                                 Management For             Voted - For
 9   CONTD otherwise than pursuant to i) a rights issue, or ii)
     any option scheme or similar arrangement for the time
     being adopted for the grant or issue to the officers and/or employees of the Company and/or any of its subsidiaries of shares or rights to acquire shares of the Company or iii) any scrip dividend or similar arrangement pursuant to the
     articles of association of the Company from time to time,
     shall not exceed 20% of the aggregate nominal amount of
     the share capital of the Company in issue at the date of this
     Resolution and the said mandate shall be limited
     accordingly; and Authority expires the earlier of the
     conclusion of the next AGM or the expiration of the period
     within which the next AGM is to be held by law                       Management None            Non Voting
 10 Authorize the Directors, a general mandate unconditionally granted to the Directors of the Company to exercise during the Relevant Period all the powers of the Company to
     purchase or otherwise acquire shares in the capital of the
     Company in accordance with all applicable laws and the
                                                                    13





                             Global X China Technology ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
     requirements of the Rules Governing the Listing of
     Securities on The Stock Exchange of Hong Kong Limited,
     provided that the aggregate nominal amount of shares so
     purchased or otherwise acquired shall not exceed 10% of
     the aggregate nominal amount of the share capital of the
     Company in issue at the date of this Resolution; and
     Authority expires the earlier of the conclusion of the next
     AGM or the expiration of the period within which the next
     AGM is to be held by law                                          Management For             Voted - For
 11 Approve the conditional upon the passing of Resolutions 5 and 6 set out in the Notice convening this Meeting, the
     aggregate nominal amount of the shares which are
     purchased or otherwise acquired by the Company pursuant
     to Resolution 6 shall be added to the aggregate nominal
     amount of the shares which may be issued pursuant to
     Resolution 5                                                      Management For             Voted - For
 12 Please Note That This Is A Revision Due To
     Receipt Of Conservative Record Date. If You
     Have Already Sent In Your Votes, Please Do
     Not Return This Proxy Form Unless You
     Decide To Amend Your Original Instructions.
     Thank You.                                                        Management None            Non Voting
BYD ELECTRONIC (INTERNATIONAL) CO LTD
 CUSIP: Y1045N107
 Meeting Type: Annual     Meeting Date: 13-May-2010
 1  Please Note In The Hong Kong Market That A
     Vote Of Abstain Will Be Treated The Same As
     A Take No Action Vote.                                            Management None            Non Voting
 2  Please Note That Important Additional
     Meeting Information Is Available By Clicking
     On The Material URL Link:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100419
     /LTN20100419823.pdf                                               Management None            Non Voting
 3  Receive and consider the audited consolidated financial
     statements of the Company and the reports of the Directors
     and the Auditors for the YE 31 DEC 2009                           Management For             Voted - For
 4  Declare the final dividend for the YE 31 DEC 2009 of RMB
     0.067 per share of HKD 0.10 each in the capital of the
     Company                                                           Management For             Voted - For
 5  Re-elect Ms. Li Ke as a Director of the Company and to
     authorize the Board of Directors of the Company to fix her
     remuneration                                                      Management For             Voted - For
 6  Re-elect Mr. Wang Chuan-fu as a Director of the Company
     and to authorize the Board of Directors of the Company to
     fix his remuneration                                              Management For             Voted - For
 7  Re-elect Mr. Wu Jing-sheng as a Director of the Company
     and to authorize the Board of Directors of the Company to
     fix his remuneration                                              Management For             Voted - For
 8  Re-appoint the Auditors and authorize the Board of
     Directors of the Company to fix their remuneration                Management For             Voted - For
 9  Authorize the Directors of the Company to allot, issue and otherwise deal with new shares of the Company not
                                                                 14





                         Global X China Technology ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
     exceeding 20% of the aggregate nominal amount of the
     issued share capital of the Company as at the date of
     passing of this resolution                                        Management For             Voted - For
 10 Authorize the Directors of the Company to repurchase the
     Company's own shares not exceeding 10% of the
     aggregate nominal amount of the issued share capital of the
     Company as at the date of passing of this resolution              Management For             Voted - For
 11 Approve to extend the mandate granted under Resolution 7 by including the number of shares repurchased by the
     Company pursuant to Resolution 8                                  Management For             Voted - For
ALIBABA.COM LTD
 CUSIP: G01717100
 Meeting Type: Annual Meeting Date: 14-May-2010
 1  Please Note That Shareholders Are Allowed
     To Vote 'In Favor' Or 'Against' For All
     Resolutions. Thank You.                                           Management None            Non Voting
 2  Receive the audited financial statements together with the
     Directors' report and the independent Auditor's report for the
     YE 31 DEC 2009                                                    Management For             Voted - For
 3  Re-election of Ma Yun, Jack as a Director                          Management For             Voted - For
 4  Re-election of Wu Wei, Maggie as a Director                        Management For             Voted - For
 5  Re-election of Peng Yi Jie, Sabrina as a Director                  Management For             Voted - For
 6  Re-election of Tsou Kai-Lien, Rose as a Director                   Management For             Voted - For
 7  Re-election of Niu Gen Sheng as a Director                         Management For             Voted - For
 8  Authorize the Board of Directors to fix the Directors'
     remuneration                                                      Management For             Voted - For
 9  Re-appoint Auditors and to authorize the Board of Directors
     to fix their remuneration                                         Management For             Voted - For
 10 Authorize the Directors of the Company pursuant to the
     Rules Governing the Listing of Securities on The Stock
     Exchange of Hong Kong Limited, during the Relevant
     Period as hereinafter defined of all the powers of the
     Company to allot, issue and deal with additional shares or securities convertible into shares, or options, warrants or similar rights to subscribe for any shares and to make or
     grant offers, agreements and options which might require
     the exercise of such powers be and is hereby generally and unconditionally approved; b the approval in sub-paragraph
     a of this resolution shall authorize the Directors of the
     Company during the Relevant Period to make or grant
     offers, agreements and options including warrants, bonds
     and debentures convertible into shares of the Company
     which CONTD                                                       Management For             Voted - For
 11 CONTD would or might require the exercise of such
     powers after the end of the Relevant Period; 2 c the
     aggregate nominal amount of share capital allotted or
     agreed conditionally or unconditionally to be allotted
     whether pursuant to an option or otherwise by the Directors of the Company pursuant to the approval in sub-paragraphs
     a and b of this resolution, otherwise than pursuant to i a
     Rights Issue as hereinafter defined, or ii the exercise of rights of subscription or conversion under the terms of any
                                                                 15





                                        Global X China Technology ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
     warrants issued by Company or any securities which are
     convertible into shares of the Company, or iii the exercise of options granted under any option scheme or similar
     arrangement for the time being adopted for the grant or
     issue to officers and/or employees of the Company and/or
     any of its subsidiaries CONTD                                        Management None            Non Voting
12  CONTD of shares or rights to acquire shares of the
     Company, or iv any scrip dividend or similar arrangement
     providing for the allotment and issue of shares in lieu of the whole or part of a dividend on shares of the Company in
     accordance with the articles of association of the Company, shall not exceed 10% of the share capital of the Company in issue as of the date of passing this resolution, and the said approval shall be limited accordingly; and d for the
     purposes of this resolution Authority expires from the
     conclusion of the next AGM of the Company; the expiration
     of the period within which the next AGM of the Company is
     required by the articles of association of the CONTD                 Management None            Non Voting
13  CONTD Company or any applicable laws of the Cayman
     Islands to be held ; and the date on which the authority set out in this resolution is revoked or varied by an ordinary resolution of the shareholders of the Company in general
     meeting                                                              Management None            Non Voting
14  Authorize the Directors of the Company during the Relevant
     Period of all the powers of the Company to repurchase
     shares in the capital of the Company on The Stock
     Exchange of Hong Kong Limited the Hong Kong Stock
     Exchange or on any other exchange on which the
     securities of the Company may be listed and recognized by
     the Securities and Futures Commission of Hong Kong and
     the Hong Kong Stock Exchange for such purpose, and                   Management For             Voted - For
    otherwise in accordance with the rules and regulations of
     the Securities and Futures Commission of Hong Kong, the
     Hong Kong Stock Exchange or of any other stock exchange
     as amended from time to time and all applicable laws in this regard, be and the same is hereby generally and
     unconditionally approved; b the aggregate nominal amount
     of CONTD
15  CONTD the shares which may be purchased pursuant to
     the approval in sub-paragraph a of this resolution shall not exceed 10% of the aggregate nominal amount of the share
     capital of the Company in issue on the date of passing this
     resolution and the said approval shall be limited accordingly        Management None            Non Voting
16  Approve the notice convening this meeting being passed,
     the aggregate nominal amount of the number of shares
     which are repurchased by the Company after the date of the passing of this resolution up to a maximum of 10% of the
     aggregate nominal amount of the share capital of the
     Company in issue as of the date of this resolution shall be added to the aggregate nominal amount of share capital
     that may be allotted or agreed conditionally or
     unconditionally to be allotted by the Directors of the
     Company pursuant to resolution set out in the notice
     convening this meeting                                               Management For             Voted - For
                                                                    16





                           Global X China Technology ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
 17 Authorize the Directors during the Relevant Period as
     defined below of all the powers of the Company to allot,
     issue and deal with additional shares to be issued under the restricted share unit scheme approved and adopted by the
     then sole shareholder of the Company and the Board of
     Directors of the Company both on 12 OCT 2007 and
     subsequently amended by our shareholders at the AGM of
     the Company held on 05 MAY 2008 the Restricted Share
     Unit Scheme ; the aggregate nominal amount of additional
     shares allotted, issued or dealt with, by the Directors
     pursuant to the approval in this resolution shall not exceed
     37,915,551 shares of the Company; and the purposes of
     this resolution, Relevant Period shall have the same
     meaning as assigned to it under sub-paragraph of
     resolution set out in the notice convening this meeting            Management For             Voted - For
AAC ACOUSTIC TECHNOLOGIES HLDGS INC
 CUSIP: G2953L109
 Meeting Type: Annual   Meeting Date: 22-May-2010
 1  Please Note That This Is An Amendment To
     Meeting Id 696643 Due To Receipt Of Additional
     Resolution. All Votes Received On The
     Previous Meeting Will Be Disregarded And
     You Will Need To Reinstruct On This Meeting
     Notice. Thank You.                                                 Management None            Non Voting
 2  Please Note That The Company Notice Is
     Available By Clicking On The Url
     Link:Http://Www.Hkexnews.Hk/Listedco/Listconews/
     Sehk/20100421/Ltn20100421221.Pdf                                   Management None            Non Voting
 3  Please Note That Shareholders Are Allowed
     To Vote 'In Favor' Or 'Against' For All
     Resolutions. Thank You.                                            Management None            Non Voting
 4  Receive the audited consolidated financial statements and the reports of the Directors and Auditor for the YE 31 DEC
     2009                                                               Management For             Voted - For
 5  Approve a final dividend for the YE 31 DEC 2009                     Management For             Voted - For
 6  Re-elect Mr. Benjamin Zhengmin Pan as an Executive
     Director of the Company [the Director]                             Management For             Voted - For
 7  Re-elect Mr. Poon Chung Yin Joseph as an Independent
     Non-Executive Director                                             Management For             Voted - For
 8  Re-elect Dato' Tan Bian Ee as an Independent Non-
     Executive Director                                                 Management For             Voted - For
 9  Re-elect Ms. Chang Carmen I-Hua as an Independent Non-
     Executive Director                                                 Management For             Voted - For
 10 Authorize the Board of Directors to fix the remuneration of
     the Directors                                                      Management For             Voted - For
 11 Re-appoint an Auditor of the Company and authorize the
     Board of Directors to fix its remuneration                         Management For             Voted - For
 12 Grant a general unconditional mandate to the Directors to
     allot, issue and deal with additional shares in the Company        Management For             Voted - For
 13 Grant a general unconditional mandate to the Directors to
     repurchase shares in the Company                                   Management For             Voted - For
                                                                  17





                          Global X China Technology ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
 14 Approve to extend the general mandate granted to the
     Directors to allot, issue and deal with the Company's shares
     by the amount of shares repurchased                                 Management For             Voted - For
 15 Please Note That This Is A Revision Due To
     Change In Text Of Resolution. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                        Management None            Non Voting
CHINA TELECOM CORP LTD
 CUSIP: Y1505D102
 Meeting Type: Annual  Meeting Date: 25-May-2010
 1  Please Note That Shareholders Are Allowed
     To Vote 'In Favor' Or 'Against' For All
     Resolution Numers. Thank You.                                       Management None            Non Voting
 2  Please Note That The Company Notice Is
     Available By Clicking On The Url
     Link:Http://Www.Hkexnews.Hk/Listedco/Listconews/Sehk/201
     00408/LTN20100408727.Pdf                                            Management None            Non Voting
 3  Approve the consolidated financial statements of the
     Company, the report of the Board of Directors, the report of the Supervisory Committee and the report of the
     international Auditor for the YE 31 DEC 2009 be considered and approved, and the Board of Directors the Board be
     authorized to prepare the budget of the Company for year
     2010                                                                Management For             Voted - For
 4  Approve the profit distribution proposal and the declaration and payment of a final dividend for the year ended 31
     December 2009                                                       Management For             Voted - For
 5  Reappointment of KPMG and KPMG Huazhen as the
     international Auditor and domestic Auditor of the Company
     respectively for the year ending 31 DEC 2010 be
     considered and approved, and the Board be authorized to
     fix the remuneration of the Auditors                                Management For             Voted - For
 6  Approve the issue of debentures by the Company                       Management For             Voted - For
 7  Authorize the Board to issue debentures and determine the specific terms, conditions and other matters of the
     debentures                                                          Management For             Voted - For
 8  Approve the issue of company bonds in the People's
     Republic of China                                                   Management For             Voted - For
 9  Authorize the Board to issue company bonds and determine the specific terms, conditions and other matters of the
     company bonds in the People's Republic of China                     Management For             Voted - For
 10 Grant a general mandate to the Board to issue, allot and deal with additional shares in the Company not exceeding
     20% of each of the existing domestic Shares and H Shares
     as the case may be in issue                                         Management For             Voted - For
 11 Authorize the Board to increase the registered capital of the
     Company and to amend the Articles of Association of the
     Company to reflect such increase in the registered capital of the Company and amend the Article of the Association of
     the Company to reflect such increase in the registered
     capital of the Company under the general mandate                    Management For             Voted - For
                                                                   18





                                Global X China Technology ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
KINGSOFT CORPORATION LTD
 CUSIP: G5264Y108
 Meeting Type: Annual        Meeting Date: 28-May-2010
 1  Please Note That Shareholders Are Allowed
     To Vote 'In Favor' Or 'Against' For All
     Resolutions. Thank You.                                          Management None            Non Voting
 2  Please Note That The Company Notice Is
     Available By Clicking On The Url Link:
     Http://Www.Hkexnews.Hk/Listedco/Listconews/Sehk/20100421
     /Ltn20100421478.Pdf                                              Management None            Non Voting
 3  Receive and approve the audited consolidated financial
     statements and the report of the Directors and the
     Independent Auditors' report for the YE 31 DEC 2009              Management For             Voted - For
 4  Declare a final dividend                                          Management For             Voted - For
 5  Re-elect Mr. Kau Pak Kwan as a Director                           Management For             Voted - For
 6  Re-election of Mr. Lei Jun as a Director                          Management For             Voted - For
 7  Re-election of Mr. Zou Tao as a Director                          Management For             Voted - For
 8  Re-election of Mr. Cheung Shuen Lung as a Director                Management For             Voted - For
 9  Authorize the Board of Directors to fix the Directors'
     remuneration                                                     Management For             Voted - For
 10 Re-appoint the Auditors and authorize the Board of
     Directors to fix the Auditors' remuneration                      Management For             Voted - For
 11 Authorize the Directors to issue new shares of the Company        Management For             Voted - For
 12 Authorize the Directors to repurchase shares of the
     Company                                                          Management For             Voted - For
 13 Approve to extend the general mandate to be given to the
     Directors to issue shares                                        Management For             Voted - For
SEMICONDUCTOR MFG INTL CORP
 CUSIP: G8020E101
 Meeting Type: Annual        Meeting Date: 03-Jun-2010
 1  Please Note That The Shareholders Are
     Allowed To Vote 'In Favor' Or 'Against' For All
     Resolutions. Thanks You.                                         Management None            Non Voting
 2  Please Note That The Company Notice Is
     Available By Clicking On The Url Link:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100429
     /LTN201004291210.pdf                                             Management None            Non Voting
 3  Receive the audited financial statements and the reports of the Directors and Auditors of the Company for the YE 31
     DEC 2009                                                         Management For             Voted - For
 4  Re-elect Mr. Tsuyoshi Kawanishi as a Class III Director of
     the Company                                                      Management For             Voted - For
 5  Re-elect Mr. Zhou Jie as a Class III Director of the
     Company                                                          Management For             Voted - For
 6  Authorize the Board of Directors to fix the Directors'
     remuneration                                                     Management For             Voted - For
 7  Re-elect Dr. David N. K. Wang as a Class I Director of the
     Company                                                          Management For             Voted - For
                                                                19





                           Global X China Technology ETF
 Proposal                                                             Proposed by Mgt. Position Registrant Voted
 8  Authorize the Board of Directors to fix the Director's
     remuneration                                                         Management For             Voted - For
 9  Authorize the Board of Directors to allot, issue, grant, distribute and otherwise deal with additional shares in the
     Company, not exceeding 20% of the issued share capital of
     the Company at the date of this resolution (as adjusted)             Management For             Voted - For
 10 Authorize the Board of Directors to repurchase shares of the Company, not exceeding 10% of the issued share
     capital of the Company at the date of this resolution                Management For             Voted - For
 11 Authorize the Board of Directors, conditional on the passing of Resolutions 4 and 5, to allot, issue, grant, distribute and otherwise deal with the additional authorized but unissued
     shares in the Company repurchased by the Company                     Management For             Voted - For
 12 Approve the special mandate for increasing the limit on the grant of equity awards under the 2004 Equity Incentive Plan
     of the Company                                                       Management For             Voted - For
 13 Approve the proposed amendments to the 2004 Equity
     Incentive Plan of the Company                                        Management For             Voted - For
ZTE CORP
 CUSIP: Y0004F105
 Meeting Type: Annual   Meeting Date: 03-Jun-2010
 1  Please Note That This Is An Amendment To
     Meeting Id 694867 Due To Addition Of
     Resolutions. All Votes Received On The
     Previous Meeting Will Be Disregarded And
     You Will Need To Reinstruct On This Meeting
     Notice. Thank You.                                                   Management None            Non Voting
 2  Approve the financial statements for the year ending 31
     DEC 2009 audited by the PRC and Hong Kong Auditors                   Management For             Voted - For
 3  Approve the report of the Board of Directors of the
     Company for the year ending 31 DEC 2009                              Management For             Voted - For
 4  Approve the report of the Supervisory Committee of the
     Company for the year ending 31 DEC 2009                              Management For             Voted - For
 5  Approve the report of the President of the Company for the
     year ending 31 DEC 2009                                              Management For             Voted - For
 6  Approve the final financial accounts of the Company for the
     year ending 31 DEC 2009                                              Management For             Voted - For
 7  Approve the resolution on the proposed application by the
     Company to Bank of China Limited [Shenzhen Branch] for a
     RMB 24.9 billion composite credit facility                           Management For             Voted - For
 8  Re-appointment of Ernst & Young Hua Ming as the PRC
     Auditors of the Company for 2010 and a proposal be made
     to the 2009 AGM to authorize the Board of Directors to
     determine the audit fees of Ernst & Young Hua Ming for
     2010 based on the specific audit work to be conducted                Management For             Voted - For
 9  Re-appointment of Ernst & Young as the Hong Kong
     Auditors of the Company for 2010 and a proposal be made
     to the 2009 AGM to authorize the Board of Directors to
     determine the audit fees of Ernst & Young for 2010 based
     on the specific audit work to be conducted                           Management For             Voted - For
 10 Election of Mr. Timothy Alexander Steinert as an
     Independent Director of the fifth session of the Board of
                                                                    20





                            Global X China Technology ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
     Directors of the Company for a term commencing on 30
     JUN 2010 and ending on 29 MAR 2013                                Management For             Voted - For
 11 Approve the resolution on the adjustment of the allowance
     granted to Independent Directors                                  Management For             Voted - For
 12 Approve the resolution on the application for the 2010
     investment quota for fixed-income derivatives                     Management For             Voted - For
 13 Approve the proposals of profit distribution and
     capitalization from capital reserves of the Company for 2009      Management For             Voted - For
 14 Approve the resolution on the general mandate for 2010 to
     be granted to the Company                                         Management For             Voted - For
 15 Approve the amendment of the relevant terms of Article 24 and Article 27 in Chapter 3 of the Articles of Association
     corresponding to the change in the total share capital of the
     Company [following the registration of the Subject Shares
     under the Phase I Share Incentive Scheme with China
     Securities Depository and Clearing Company Limited,
     Shenzhen Branch, the issue of additional H shares and the
     exercise of A share warrants attached to the Bonds cum
     Warrants issued in 2008]                                          Management For             Voted - For
 16 Authorize the Board of Directors to amend the Articles of
     Association and process registration of changes in
     registered capital                                                Management For             Voted - For
 17 Please Note That Important Additional
     Meeting Information Is Available By Clicking
     On The Material Url Link:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100418
     /LTN20100418023.pdf AND
     http://www.hkexnews.hk/listedco/listconews/sehk/20100517
     /LTN20100517423.pdf                                               Management None            Non Voting
FOXCONN INTL HLDGS LTD
 CUSIP: G36550104
 Meeting Type: Annual    Meeting Date: 08-Jun-2010
 1  Please Note That The Shareholders Are
     Allowed To Vote 'In Favor' Or 'Against' For All
     Resolutions. Thanks You.                                          Management None            Non Voting
 2  Please Note That The Company Notice Is
     Available By Clicking On The Url Link:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100429
     /LTN201004291061.pdf                                              Management None            Non Voting
 3  Receive the audited consolidated financial statements of the
     Company and its subsidiaries for the YE 31 DEC 2009
     together with the reports of the Directors and the
     Independent Auditor                                               Management For             Voted - For
 4  Re-elect Mr. Lee Jin Ming as a Director and authorize the
     Board of Directors of the Company to fix his remuneration         Management For             Voted - For
 5  Re-elect Mr. Chih Yu Yang as a Director and authorize the
     Board of Directors of the Company to fix his remuneration         Management For             Voted - For
 6  Appointment of Mr. Lee Jer Sheng as a Director and
     authorize the Board of Directors of the Company to fix his
     remuneration                                                      Management For             Voted - For
                                                               21





                              Global X China Technology ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
 7  Re-appoint Deloitte Touche Tohmatsu as the Auditors of the
     Company and authorize the Board of Directors of the
     Company to fix their remuneration                                 Management For             Voted - For
 8  Authorize the Directors to purchase shares of the Company in accordance with Ordinary Resolution (6) as set out in the
     notice of the meeting                                             Management For             Voted - For
 9  Authorize the Directors to allot, issue and deal with
     additional shares of the Company in accordance with
     Ordinary Resolution (7) as set out in the notice of the
     meeting                                                           Management For             Voted - For
 10 Authorize the Directors to allot, issue and deal with
     additional shares of the Company in accordance with
     Ordinary Resolution (8) as set out in the notice of the
     meeting                                                           Management For             Voted - For
 11 Authorize the Directors to allot, issue and deal with
     additional shares of the Company under the share scheme
     of the Company in accordance with Ordinary Resolution (9)
     as set out in the notice of the meeting                           Management For             Voted - For
CHINA COMMUNICATIONS SERVICES CORPORATION LTD, BEI
 CUSIP: Y1436A102
 Meeting Type: Annual      Meeting Date: 28-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTION NUMERS. THANK YOU.                                     Management None            Non Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100419
     /LTN20100419686.pdf                                               Management None            Non Voting
 3  Approve the consolidated financial statements of the
     Company, the report of the Directors, the report of the
     Supervisory Committee and the report of the International
     Auditors for the YE 31 DEC 2009 and authorize the Board
     of Directors of the Company to prepare the budget of the
     Company for the year 2010                                         Management For             Voted - For
 4  Approve the profit distribution proposal and the declaration
     and payment of a final dividend for the YE 31 DEC 2009            Management For             Voted - For
 5  Reappointment of KPMG and KPMG Huazhen as the
     International Auditors and Domestic Auditors of the
     Company, respectively for the YE 31 DEC 2010 and
     authorize the Board to fix the remuneration of the Auditors       Management For             Voted - For
 6  Approve to grant a general mandate to the Board to issue, allot and deal with the additional shares in the Company not exceeding 20% of each of the existing domestic shares and
     H shares as the case may be in issue                              Management For             Voted - For
 7  Authorize the Board to increase the registered capital of the
     Company and amend the Articles of Association of the
     Company to reflect such increase in the registered capital of
     the Company under the general mandate                             Management For             Voted - For
                                                                 22





                                            Global X China Energy ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
TIANNENG POWER INTERNATIONAL LTD
 Security: G8655K109   Ticker:
 Meeting Type: Extraordinary   Meeting Date: 29-Dec-2009
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR
     RESOLUTIONS 1 AND 2. THANK YOU.                                    Management None            Non-Voting
 2  Approve and ratify, the entering into of the New NSN
     Agreement dated 02 DEC 2009 [the New NSN
     Agreement] with Nanjing Shuang Neng for the purchase of
     electrode plates as set out in the section headed New NSN
     Agreement in the Letter from the Board contained in a
     circular issued by the Company dated 11 DEC 2009 [the
     Circular] and the entering into of the transactions pursuant to the New NSN Agreement; subject to the passing of this
     resolution as specified, the annual caps of the New NSN
     Agreement for each of the 3 FY ending 31 DEC 2010, 2011
     and 2012 as set out in the section headed Annual Caps in
     the Letter from the Board contained in the Circular; and
     subject to the passing of this resolutions as specified,
     authorize the Directors of the Company to take such actions and to enter into such documents as are necessary to give
     effect to the New NSN Agreement                                    Management For             Voted - For
 3  Approve and ratify, the entering into of the New Distribution
     Agreement dated 02 DEC 2009 [the New Distribution
     Agreement] by Tianneng Power with each of the
     Connected Exclusive Distributors regarding the conduction
     of the Direct Sale Transactions as set out in the section
     headed New Distribution Agreement in the Letter from the
     Board contained in the Circular and the entering into of the transactions pursuant to the New Distribution Agreement;
     subject to the passing of the specified resolution as
     specified, the annual caps of the New Distribution                 Management For             Voted - For
    Agreement for each of the 3 FY ending 31 DEC 2010, 2011
     and 2012 as set out in the section headed Annual Caps in
     the Letter from the Board contained in the Circular; and
     subject to the passing of the specified resolutions, authorize the Directors of the Company to take such actions and to
     enter into such documents as are necessary to give effect
     to the New Distribution Agreement
 4  Any other business                                                  Management None            Non-Voting
CNPC HONG KONG LTD
 Security: G2237F126   Ticker:
 Meeting Type: Special         Meeting Date: 28-Jan-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                            Management None            Non-Voting
 2  Approve the transactions contemplated under the Huayou
     Share Acquisition Agreement as specified in the circular of the Company in respect of the Huayou Share Acquisition
     and the Xinjiang Xinjie Assets Disposal dated 13 JAN 2010
                                                                     23





                                                 Global X China Energy ETF
Proposal                                                            Proposed by Mgt. Position Registrant Voted
     the Huayou and Xinjiang Xinjie Circular as specified ;
     and authorize any 1 Director if execution under the
     common seal of the Company is required, any 2 Directors
     of the Company for and on behalf of the Company to sign,
     and where required, to affix the common seal of the
     Company to any documents, instruments or agreements,
     and to do any acts and things deemed by him to be
     necessary or expedient in order to give effect to the Huayou
     Share Acquisition as specified in the Huayou and Xinjiang
     Xinjie Circular                                                    Management For             Voted - For
3   Approve the transactions contemplated under the Refined
     Oil Storage Assets Disposal Agreement and the Refined Oil
     Pipeline Transmission Assets Disposal Agreement both as
     specified in the Huayou and Xinjiang Xinjie Circular as
     specified ; and authorize any 1 Director if execution under the common seal of the Company is required, any 2
     Directors of the Company for and on behalf of the
     Company to sign, and where required, to affix the common
     seal of the Company to any documents, instruments or
     agreements, and to do any acts and things deemed by him
     to be necessary or expedient in order to give effect to the
     Xinjiang Xinjie Assets Disposal as specified in the Huayou
     and Xinjiang Xinjie Circular                                       Management For             Voted - For
4   Approve the transactions contemplated under the Financial
     Services Agreement as specified in the circular of the
     Company dated 13 JAN 2010 the CCT Circular as
     specified ; and authorize any 1 Director if execution under the common seal of the Company is required, any 2
     Directors of the Company for and on behalf of the
     Company to sign, and where required, to affix the common
     seal of the Company to any documents, instruments or
     agreements, and to do any acts and things deemed by him
     to be necessary or expedient in order to give effect to the transactions contemplated under the Financial Services
     Agreement                                                          Management For             Voted - For
5   Approve the revised annual caps for the Continuing
     Connected Transactions as specified in the CCT Circular
     under categories a i and a ii for each of the 2 financial
     years ending 31 DEC 2011 as set out in the Letter from the
     Board in the CCT Circular; authorize any 1 Director if
     execution under the common seal of the Company is
     required, any 2 Directors of the Company for and on behalf of the Company to sign, and where required, to affix the
     common seal of the Company to any documents,
     instruments or agreements, and to do any acts and things
     deemed by him to be necessary or expedient in order to
     give effect to the revised annual caps for the Continuing
     Connected Transactions under categories a i and a ii for
     each of the 2 financial years ending 31 DEC 2011 as set out
     in the Letter from the Board in the CCT Circular                   Management For             Voted - For
                                                                  24





                                            Global X China Energy ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
GCL-POLY ENERGY HLDGS LTD
 Security: G3774X108   Ticker:
 Meeting Type: Extraordinary   Meeting Date: 05-Feb-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE ''IN FAVOR OR AGAINST ONLY FOR
     RESOLUTION 1. THANK YOU.                                        Management None            Non-Voting
 2  Approve and ratify the Steam Supply Agreement
     (Jinshanqiao Steam Supply Agreement) dated 30 DEC
     2009 entered into between Jiangsu Zhongneng Polysilicon
     Technology Development Co., Ltd., (Jiangsu Zhongneng)
     as customer and Xuzhou Jinshanqiao Cogeneration
     Company, Limited as supplier in relation to the purchase of steam as specified and the transactions contemplated
     thereunder; the Steam Supply Agreement [Xuzhou Steam
     Supply Agreement] dated 30 DEC 2009 entered into
     between Jiangsu Zhongneng as customer and Xuzhou
     GCL-Poly Renewable Energy Company, Limited as supplier
     in relation to the purchase of steam as specified and the
     transactions contemplated thereunder; the annual cap for
     the value of purchase of steam as stated in the circular of the Company dated 19 JAN 2010 under the Jinshanqiao
     Steam Supply Agreement and the Xuzhou Steam Supply
     Agreement for the year ending 31 DEC 2010; and authorize
     the Directors of the Company and Jiangsu Zhongneng to do
     all such further acts and things and execute such further
     documents and take all such steps which in their opinion as may be necessary, desirable or expedient to implement
     and/or give effect to the Jinshanqiao Steam Supply
     Agreement and the Xuzhou Steam Supply Agreement the
     transactions contemplated thereunder                            Management For             Voted - For
 3  Please Note That This Is A Revision Due To
     Receipt Of True Record Date. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                    Management None            Non-Voting
CNPC HONG KONG LTD
 Security: G2237F126   Ticker:
 Meeting Type: Special         Meeting Date: 05-Mar-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE IN FAVOR OR AGAINST ONLY FOR THE
     BELOW RESOLUTION. THANK YOU.                                    Management None            Non-Voting
 2  Approve, subject to and conditional upon the approval of the
     Registrar of Companies in Bermuda being obtained, to
     change the name of the Company from CNPC Hong Kong
     Limited to Kunlun Energy Company Limited and adopt
     the specified Chinese name as the secondary name of the
     Company to replace the existing Chinese name which was
     adopted for identification purpose only and authorize any
     Director or the Company Secretary if execution under the
     common seal of the Company is required, any two Directors
     or any one Director and the Company Secretary of the
     Company generally to do all such acts and things and
                                                                     25





                                          Global X China Energy ETF
 Proposal                                                       Proposed by Mgt. Position Registrant Voted
     execute all documents and deeds as he may consider
     necessary or expedient to give effect to the aforesaid
     change of name and adoption of secondary name for and
     on behalf of the Company                                       Management For             Voted - For
 3  Please Note That This Is A Revision Due To
     Receipt Of Actual Record Date. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                   Management None            Non-Voting
HUANENG POWER INTERNATIONAL INC, BEIJING
 Security: Y3744A105 Ticker:
 Meeting Type: Extraordinary Meeting Date: 16-Mar-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE IN FAVOR OR AGAINST FOR ALL
     RESOLUTIONS. THANK YOU.                                        Management None            Non-Voting
 2  Approve, in relation to the New H Share Issue by the
     Company, the Class of shares and nominal value per share       Management For             Voted - For
 3  Approve, in relation to the New H Share Issue by the
     Company, the method of issuance                                Management For             Voted - For
 4  Approve, in relation to the New H Share Issue by the
     Company, the target subscribers                                Management For             Voted - For
 5  Approve, in relation to the New H Share Issue by the
     Company, the method of subscription                            Management For             Voted - For
 6  Approve, in relation to the New H Share Issue by the
     Company, the number of shares to be issued                     Management For             Voted - For
 7  Approve, in relation to the New H Share Issue by the
     Company, the price determinate date                            Management For             Voted - For
 8  Approve, in relation to the New H Share Issue by the
     Company, the subscription price                                Management For             Voted - For
 9  Approve, in relation to the New H Share Issue by the
     Company, the adjustment to the number of shares to be
     issued and the subscription price                              Management For             Voted - For
 10 Approve, in relation to the New H Share Issue by the
     Company, the lock-up period(s)                                 Management For             Voted - For
 11 Approve, in relation to the New H Share Issue by the
     Company, the listing of shares                                 Management For             Voted - For
 12 Approve, in relation to the New H Share Issue by the
     Company, the use of proceeds                                   Management For             Voted - For
 13 Approve, in relation to the New H Share Issue by the
     Company, the arrangement regarding the accumulated
     undistributed earnings                                         Management For             Voted - For
 14 Approve, in relation to the New A Share Issue and the New
     H Share Issue by the Company, the relationship between
     the New A Share Issue and the New H Share Issue                Management For             Voted - For
 15 Approve, in relation to the New H Share Issue by the
     Company, the validity period of these resolutions              Management For             Voted - For
 16 Approve the resolution regarding the signing of the
     Subscription Agreements with designated investors              Management For             Voted - For
 17 Approve the resolution that the Company meets with the
     conditions for New A Share Issue                               Management For             Voted - For
                                                              26





                               Global X China Energy ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
 18 Approve the resolution regarding the Company's feasibility
     report on the use of proceeds from the New A Share Issue           Management For             Voted - For
 19 Approve the resolution regarding the Company's report on
     the use of proceeds from previous fund raising                     Management For             Voted - For
 20 Approve the resolution regarding amendments to the
     Articles of Association consequential to the New Issue             Management For             Voted - For
 21 Approve the resolution regarding the general authorization from the general meeting to the Board of Directors to
     process all related matters incidental to the New A Share
     Issue and the New H Share Issue                                    Management For             Voted - For
 22 Please Note That This Is A Revision Due To
     Receipt Of True Record Date. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                       Management None            Non-Voting
HUANENG POWER INTERNATIONAL INC, BEIJING
 Security: Y3744A105 Ticker:
 Meeting Type: Class Meeting Meeting Date: 16-Mar-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU                                             Management None            Non-Voting
 2  Approve the Class of shares and nominal value per share, in relation to the New A Share Issue and the New H Share
     Issue by the Company                                               Management For             Voted - For
 3  Approve the Method of issuance, in relation to the New A
     Share Issue and the New H Share Issue by the Company               Management For             Voted - For
 4  Approve the Target subscribers, in relation to the New A
     Share Issue and the New H Share Issue by the Company               Management For             Voted - For
 5  Approve the Method of subscription, in relation to
     the New A Share Issue and the New H Share
     Issue by the Company                                               Management For             Voted - For
 6  Approve the Number of shares to be issued, in relation to the New A Share Issue and the New H Share Issue by the
     Company                                                            Management For             Voted - For
 7  Approve the Price determinate date, in relation to the New A
     Share Issue and the New H Share Issue by the Company               Management For             Voted - For
 8  Approve the Subscription price, in relation to the New A
     Share Issue and the New H Share Issue by the Company               Management For             Voted - For
 9  Approve the Adjustment to the number of shares to be
     issued and the subscription price, in relation to the New A
     Share Issue and the New H Share Issue by the Company               Management For             Voted - For
 10 Approve the Lock-up period s , in relation to the New A
     Share Issue and the New H Share Issue by the Company               Management For             Voted - For
 11 Approve the Listing of shares, in relation to the New A
     Share Issue and the New H Share Issue by the Company               Management For             Voted - For
 12 Approve the Use of proceeds, in relation to the New A
     Share Issue and the New H Share Issue by the Company               Management For             Voted - For
 13 Approve the Arrangement regarding the accumulated
     undistributed earnings, in relation to the New A Share Issue
     and the New H Share Issue by the Company                           Management For             Voted - For
                                                                  27





                                          Global X China Energy ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
 14 Approve the relationship between the New A Share Issue
     and the New H Share Issue, in relation to the New A Share
     Issue and the New H Share Issue by the Company                   Management For             Voted - For
 15 Approve the Validity period of these resolutions, in relation to the New A Share Issue and the New H Share Issue by
     the Company                                                      Management For             Voted - For
 16 Approve the signing of the Subscription Agreements with
     designated investors                                             Management For             Voted - For
CHINA PWR INTL DEV LTD
 Security: Y1508G102 Ticker:
 Meeting Type: Extraordinary Meeting Date: 18-Mar-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                           Management None            Non-Voting
 2  Approve and ratify the provision of deposit services
     contemplated under the financial services framework
     agreement dated 22 DEC 2009 the Framework
     Agreement entered into between the Company and CPI
     Financial Co., Ltd. CPI Financial as specified and all
     other matters of and incidental thereto or in connection
     therewith; b the annual cap and the maximum daily
     balance of deposits placed by the Company and its
     subsidiaries and its associated companies from time to time with CPI Financial during the term of the Framework
     Agreement as specified in the circular of the Company
     dated 29 JAN 2010 as specified ; and c authorize any 1
     Director of the Company for and on behalf of the Company,
     CONTD.                                                           Management For             Voted - For
 3  CONTD. amongst other matters, to sign, seal, execute,
     perfect, deliver, do or to authorize signing, executing,
     perfecting and delivering and doing all such documents,
     deeds, acts, matters and things as he/she may in his/her
     discretion consider necessary, expedient or desirable to
     give effect to and implement the terms of the Framework
     Agreement and to make and agree such variations of a non-
     material nature in or to the terms of the Framework
     Agreement as he/she may in his discretion consider to be
     desirable and in the interests of the Company                    Management None            Non-Voting
DATANG INTERNATIONAL POWER GENERATION CO LTD
 Security: Y20020106 Ticker:
 Meeting Type: Extraordinary Meeting Date: 19-Apr-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE
     RESOLUTIONS. THANK YOU.                                          Management None            Non-Voting
 2  Approve the fund contribution of Datang Energy and
     Chemical Company Limited 'Energy and Chemical
     Company' to establish Inner Mongolia Datang International
     Duolun Coal Chemical Company Limited 'Duolun Coal
     Chemical Company' , for the purposes of constructing and
     operating the Duolun Coal Chemical Project                       Management For             Voted - For
                                                                   28





                                               Global X China Energy ETF
 Proposal                                                              Proposed by Mgt. Position Registrant Voted
 3  Approve the provision of counter-guarantee by the
     Company for a loan of Hong Kong Company                               Management For             Voted - For
 4  Approve the provision of entrusted loan to Duolun Coal
     Chemical Company by China Datang Finance Company
     Limited under the Revolving Entrusted Loan Agreement
     'Datang Finance Company'                                              Management For             Voted - For
 5  Please Note That This Is A Revision Due To
     Change In Text Of Resolution 2 And Insertion
     Of Additional Comment. If You Have Already
     Sent In Your Votes, Please Do Not Return This
     Proxy Form Unless You Decide To Amend Your
     Original Instructions. Thank You.                                     Management None            Non-Voting
 6  CDC And Its Associates Will Abstain From
     Voting For Resolution 2 In The EGM.                                   Management None            Non-Voting
TIANNENG POWER INTERNATIONAL LTD
 Security: G8655K109  Ticker:
 Meeting Type: Annual             Meeting Date: 08-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTION NUMBERS. THANK YOU.                                        Management None            Non-Voting
 2  Receive the Audited financial statements and the report of
     Directors and Auditors for the YE 31 DEC 2009                         Management For             Voted - For
 3  Declare a final dividend                                               Management For             Voted - For
 4  Re-elect Mr. Zhang Tianren as an Executive Director and
     authorize the Board of Directors to fix his remuneration              Management For             Voted - For
 5  Re-elect Mr. Zhang Aogen as an Executive Director and
     authorize the Board of Directors to fix his remuneration              Management For             Voted - For
 6  Re-elect Mr. Zhang Kaihong as an Executive Director and
     authorize the Board of Directors to fix his remuneration              Management For             Voted - For
 7  Re-elect Mr. Yang Lianming as an Executive Director and
     authorize the Board of Directors to fix his remuneration              Management For             Voted - For
 8  Re-appoint Deloitte Touche Tohmatsu as auditors and
     authorize the Board of Directors to fix their remuneration            Management For             Voted - For
 9  Authorize the Directors of the Company, subject to this
     resolution, to allot, issue and deal with the additional shares in the capital of the Company and to make or grant offers, agreements, options and warrants which would or might
     require the exercise of such powers during and after the
     end of relevant period, the aggregate nominal amount of the share capital allotted or agreed conditionally or
     unconditionally to be allotted whether pursuant to an option or otherwise by the Directors pursuant to this resolution, otherwise than pursuant to: i) a rights issue as defined
     below , ii) any option scheme or similar arrangement for the time being adopted for the grant or issue to officers and/or
     employees of the Company CONTD.                                       Management For             Voted - For
 10 CONTD. and/or any of its subsidiaries of shares or rights to acquire shares of the Company; or iii) any scrip dividend or similar arrangement providing for the allotment of shares in lieu of the whole or part of the cash payment for a dividend on shares of the Company in accordance with the Articles of
     Association of the Company, shall not exceed 20% of the
                                                                     29





                                               Global X China Energy ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
     aggregate nominal amount of the share capital of the
     Company in issue as at the date of this resolution and the said approval shall be limited accordingly; Authority expires the earlier of the conclusion of the next AGM of the
     Company or the expiration of the period within which the
     next AGM of the Company is required by the Articles of
     Association of the Company or any applicable Law to be
     held                                                              Management None            Non-Voting
 11 Authorize the Directors, subject this resolution, during the
     Relevant Period (as defined below), to purchase its own
     shares on The Stock Exchange of Hong Kong Limited
     (Stock Exchange), subject to and in accordance with all
     applicable laws and the requirements of the Rules
     Governing the Listing of Securities on the Stock Exchange
     or of any other stock exchange, the aggregate number of
     the shares of the Company to be purchased by the
     Company pursuant to the approval in this resolution during the Relevant Period shall not exceed 108,000,000, being
     10% of the issued share capital of the Company as at the
     date of passing this resolution and the said approval shall be limited accordingly; Authority expires the earlier of the conclusion of the next AGM of the Company; or the
     expiration of the period within which the next annual general meeting of the Company is required by the articles of
     association of the Company or any applicable law to be            Management For             Voted - For
 12 Approve, conditional upon Resolutions 5A and 5B being
     passed, the aggregate nominal amount of the number of
     shares in the capital of the Company which are repurchased by the Company under the authority granted to the Directors as mentioned in Resolution 5B shall be added to the
     aggregate nominal amount of share capital that may be
     allotted or agreed conditionally or unconditionally pursuant
     to Resolution 5A above                                            Management For             Voted - For
GCL-POLY ENERGY HLDGS LTD
 Security: G3774X108  Ticker:
 Meeting Type: Annual             Meeting Date: 17-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                           Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100415
     /LTN20100415658.pdf                                               Management None            Non-Voting
 3  PLEASE NOTE THAT THE COMPANY PROXY FORM IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100415
     /LTN20100415640.pdf                                               Management None            Non-Voting
 4  Adopt the audited consolidated financial statements and the reports of the Directors and the Auditor for the YE 31 DEC
     2009                                                              Management For             Voted - For
 5  Re-elect Mr. SHU Hua as an Executive Director                      Management For             Voted - For
 6  Re-elect Ms. SUN Wei as an Executive Director                      Management For             Voted - For
                                                                        30





                                               Global X China Energy ETF
 Proposal                                                              Proposed by Mgt. Position Registrant Voted
 7  Re-elect Mr. QIAN Zhi Xin as an Independent Non-
     Executive Director                                                    Management For             Voted - For
 8  Re-elect Ir. Dr. HO Chung Tai, Raymond as an Independent
     Non-Executive Director                                                Management For             Voted - For
 9  Re-elect Mr. XUE Zhong Su as an Independent Non-
     Executive Director                                                    Management For             Voted - For
 10 Re-elect Mr. ZHU Yu Feng as an Executive Director                      Management For             Voted - For
 11 Re-elect Mr. CHAU Kwok Man, Cliff as a Non-Executive
     Director                                                              Management For             Voted - For
 12 Re-elect Ms. BAI Xiaoqing as a Non-Executive Director                  Management For             Voted - For
 13 Authorize the Board of Directors to fix the remuneration of
     the Directors                                                         Management For             Voted - For
 14 Re-appoint Deloitte Touche Tohmatsu as the Auditor of the
     Company and authorize the Board of Directors to fix their
     remuneration                                                          Management For             Voted - For
 15 Authorize the Directors to allot, issue and deal with
     additional shares of the Company                                      Management For             Voted - For
 16 Authorize the Directors to repurchase shares of the
     Company                                                               Management For             Voted - For
 17 Approve to extend the general mandate to the Directors to allot, issue and deal with additional shares by the addition of
     number of shares repurchased by the Company                           Management For             Voted - For
CHINA PETROLEUM & CHEMICAL CORP SINOPEC
 Security: Y15010104  Ticker:
 Meeting Type: Annual             Meeting Date: 18-May-2010
 1  PLEASE NOTE THAT THE SHAREHOLDERS ARE
     ALLOWED TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANKS YOU.                                              Management None            Non-Voting
 2  Receive the report of the Board of Directors of Sinopec
     Corporation for the Year 2009                                         Management For             Voted - For
 3  Receive the report of the Board of Supervisors of Sinopec
     Corporation for the Year 2009                                         Management For             Voted - For
 4  Approve the audited accounts and audited consolidated
     accounts of Sinopec Corporation for the YE 31 DEC 2009                Management For             Voted - For
 5  Approve the Plan for allocating any surplus common
     reserve funds at an amount of RMB 20 billion from the after-
     tax profits                                                           Management For             Voted - For
 6  Approve the Profit Distribution Plan for the YE 31 DEC 2009            Management For             Voted - For
 7  Authorize the Board of Directors of Sinopec Corporation
     [the ''Board of Directors''] to determine the interim Profit
     Distribution Plan of Sinopec Corporation for 2009                     Management For             Voted - For
 8  Re-appoint KPMG Huazhen and KPMG as the Domestic
     and Overseas Auditors of Sinopec Corporation for the year
     2010, respectively, and authorize the Board of Directors to
     determine their remunerations                                         Management For             Voted - For
 9  Approve the proposal in respect of the acquisition of certain equity interest and loans held by Sinopec International
     Petroleum Exploration and Production Corporation                      Management For             Voted - For
 10 Authorize the Board of Directors, pursuant to the relevant regulations, within the maximum balance of the issuable
     bonds, namely after issuance, the relevant accumulative
                                                                     31





                                                 Global X China Energy ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
     debt financing instruments balance shall not exceed 40% of the latest total audited net assets of Sinopec Corporation, to determine issuance of debt financing instruments, including but not limited to short term financial instruments, mid-term financial notes and corporate bonds; to determine the terms and conditions and all other matters in relation to the
     issuance of such debt financing instrument[s] based on the           Management For             Voted - For
    needs of Sinopec Corporation and the market conditions,
     including without limitation to the determination of the actual value, interest rate, term, targeted group and use of
     proceeds of the bond[s] subject to the aforementioned
     limits, as well as to the production, execution and disclosure of all necessary documents thereof [Authority expires at the completion of next AGM of Sinopec Corporation]
11  Approve type of securities to be issued                               Management For             Voted - For
12  Approve an issuance size                                              Management For             Voted - For
13  Approve nominal value and issue price                                 Management For             Voted - For
14  Approve the term                                                      Management For             Voted - For
15  Approve the interest rate                                             Management For             Voted - For
16  Approve the method and timing of interest payment                     Management For             Voted - For
17  Approve the conversion period                                         Management For             Voted - For
18  Approve the determination and adjustment of conversion
     price                                                                Management For             Voted - For
19  Approve the downward adjustment to conversion price                   Management For             Voted - For
20  Approve the conversion method of fractional share                     Management For             Voted - For
21  Approve the terms of redemption                                       Management For             Voted - For
22  Approve the terms of sale back                                        Management For             Voted - For
23  Approve the dividend rights of the year of conversion                 Management For             Voted - For
24  Approve the method of issuance and target subscribers                 Management For             Voted - For
25  Approve the subscription arrangement for existing
     shareholders                                                         Management For             Voted - For
26  Approve the CB Holders and bondholder meetings                        Management For             Voted - For
27  Approve the use of proceeds from the issuance of the
     Convertible Bonds                                                    Management For             Voted - For
28  Approve the guarantee                                                 Management For             Voted - For
29  Approve the validity period of the resolutions in relation to
     the issuance of the convertible bonds                                Management For             Voted - For
30  Approve the matters relating to authorization in relation to
     the issuance of the convertible bonds                                Management For             Voted - For
31  Approve the Feasibility Analysis Report on the use of
     proceeds from the issuance of the convertible bonds                  Management For             Voted - For
32  Receive the report on the use of proceeds from last
     issuance of securities                                               Management For             Voted - For
33  Authorize the Board of Directors of Sinopec Corporation a
     general mandate to issue new shares: in order to grant
     discretion to the Board of Directors on the flexibility of issuance of new shares, to allot issue and deal with shares not exceeding 20% of the existing domestic listed shares
     and overseas listed foreign shares of Sinopec Corporation
     however, notwithstanding the obtaining of the general
     mandate, any issue of domestic shares needs shareholders'
     approval at shareholders' meeting in accordance with the
     relevant PRC Laws and regulations' it is resolved as follow:
                                                                    32





                                                    Global X China Energy ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
        1] Subject to paragraphs [3] and [4] and pursuant to the
        Company Law [the Company Law] of the People's
        Republic of China [the PRC] and the listing rules of the
        relevant stock exchanges [as amended from time to time],
        to allot, issue and deal with shares during the Relevant
        Period and to determine the terms and conditions for the
        allotment and issue of new shares including the following
        terms: a] class and number of new shares to be issued; b]
        price determination method of new shares and/or issue
        price [including price range]; c] the starting and closing dates for the issue; d] class and number of the new shares to be issued to existing shareholders; and e] the making or granting of offers, agreements and options which might
        require the exercise of such powers; 2] to make or grant
        offers, agreements and options which would or might
        require the exercise of such powers after the end of the
        relevant period; 3] the aggregate nominal amount of new
        domestic listed shares and new overseas listed foreign
        shares allotted, issued and dealt with or agreed
        conditionally or unconditionally to be allotted, issued and dealt with [whether pursuant to an option or otherwise] by the Board of Directors of Sinopec Corporation pursuant to
        the approval in paragraph [1], otherwise than pursuant to
        issue of shares by conversion of the surplus reserve into
        share capital in accordance with the Company Law of the
        PRC and the Articles of Association of Sinopec Corporation,
        shall not exceed 20% of each class of the existing domestic listed shares and overseas listed foreign shares of Sinopec
        Corporation In exercising the powers granted in paragraph
        [1], the Board of Directors of Sinopec Corporation must [i]
        comply with the Company Law of the PRC and the relevant
        regulatory stipulations [as amended from time to time] of the places where Sinopec Corporation is listed; and [ii] obtain approval from China Securities Regulatory Commission and
        other relevant PRC government departments, The Board of
        Directors of Sinopec Corporation, subject to the approval of the relevant authorities of the PRC and in accordance with the Company Law of the PRC, authorized to increase the
        registered capital of Sinopec Corporation to the required
        amount upon the exercise of the powers pursuant to
        paragraph [1] above to authorize the Board of Directors to sign the necessary documents, complete the necessary
        formalities and take other necessary steps to complete the allotment and issue and listing of new shares, provided the same do not violate the relevant laws, administrative
        regulations, listing rules of the relevant stock exchanges and the Articles of Association. Subject to the approval of the relevant PRC authorities, authorize the Board of
        Directors of Sinopec Corporation to make appropriate and
        necessary amendments to the Articles of Association after
        completion of the allotment and issue of new shares
        according to the method, type and number of the allotment
        and issue of new shares by Sinopec Corporation and the
        actual situation of the shareholding structure of Sinopec
        Corporation at the time of completion of the allotment and issue of new shares in order to reflect the alteration of the share capital structure and registered capital of Sinopec
                                                                             33





                                               Global X China Energy ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
     Corporation pursuant to the exercise of this mandate
     [Authority expires earlier of the conclusion of the next AGM
     of Sinopec Corporation or 12 months]                             Management For             Voted - For
 34 Election of Mr. Ma Weihua as an Independent Non-
     Executive Directors of the Fourth Session of the Board of
     Directors of Sinopec Corp                                        Management For             Voted - For
 35 Election of Mr. Wu Xiaogen as an Independent Non-
     Executive Directors of the Fourth Session of the Board of
     Directors of Sinopec Corp                                        Management For             Voted - For
CNOOC LTD
 Security: Y1662W117  Ticker:
 Meeting Type: Annual             Meeting Date: 20-May-2010
 1  Receive and approve the audited statement of accounts
     together with the report of the Directors and Independent
     Auditors report thereon for the YE 31 DEC 2009                   Management For             Voted - For
 2  Declare a final dividend for the YE 31 DEC 2009                   Management For             Voted - For
 3  Re-election of Mr. Tse Hau Yin, Aloysius as an Independent
     Non-Executive Director                                           Management For             Voted - For
 4  Re-election of Mr. Zhou Shouwei as an Non-executive
     Director                                                         Management For             Voted - For
 5  Re-election of Mr. Yang Hua as an Executive Director              Management For             Voted - For
 6  Authorize the Board of Directors to fix the remuneration of
     each of the Directors                                            Management For             Voted - For
 7  Reelection of Mr. Chiu Sung Hong as Independent Non-
     Executive Director and authorize the Board of Directors to
     fix his remuneration                                             Management For             Voted - For
 8  Re-appointment the Company's Independent Auditor and
     authorize the Board of Directors to fix their remuneration       Management For             Voted - For
 9  Approve to grant a general mandate to the Directors to
     repurchase shares in the capital of the Company not
     exceeding 10% of the share captial of the Company in issue
     as at the date of passing of this resolution                     Management For             Voted - For
 10 Approve to grant a general mandate to the Directors to allot, issue and deal with additional shares in the capital of the
     Company not exceeding 20% of the share captial of the
     Company in issue as at the date of passing of this
     resolution                                                       Management For             Voted - For
 11 Approve to grant a general mandate to the Directors to allot, issue and deal with shares in the capital of the Company by the aggregate number of shares repurchased, which shall
     not exceeding 10% of the share captial of the Company in
     issue as at the date of passing of this resolution               Management For             Voted - For
 12 PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                           Management None            Non-Voting
 13 PLEASE NOTE THAT THIS IS A REVISION DUE TO
     RECEIPT OF CONSERVATIVE RECORD DATE. IF YOU
     HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
     NOT RETURN THIS PROXY FORM UNLESS YOU
     DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
     THANK YOU.                                                       Management None            Non-Voting
                                                                        34





                                                 Global X China Energy ETF
 Proposal                                                             Proposed by Mgt. Position Registrant Voted
PETROCHINA CO LTD
 Security: Y6883Q104   Ticker:
 Meeting Type: Annual               Meeting Date: 20-May-2010
 1  Receive the report of the Board of Directors of the Company
     for the year 2009                                                    Management For             Voted - For
 2  Receive the report of the Supervisory Committee of the
     Company for the year 2009                                            Management For             Voted - For
 3  Approve the Audited Financial Statements of the Company
     for the year 2009                                                    Management For             Voted - For
 4  Approve the declaration and payment of the final dividends for the YE 31 DEC 2009 in the amount and in the manner
     recommended by the Board of Directors                                Management For             Voted - For
 5  Authorize the Board of Directors to determine the
     distribution of interim dividends for the year 2010                  Management For             Voted - For
 6  Approve the continuation of appointment of
     PricewaterhouseCoopers, Certified Public Accountants, as
     the International Auditors of the Company and
     PricewaterhouseCoopers Zhong Tian CPAs Company
     Limited, Certified Public Accountants, as the Domestic
     Auditors of the Company, for the year 2010 and authorize
     the Board of Directors to fix their remuneration                     Management For             Voted - For
 7  Approve the transaction as contemplated in the
     Subscription Agreement entered into between the
     Company, China Petroleum Finance Co., Ltd and China
     National Petroleum Corporation dated 25 MAR 2010                     Management For             Voted - For
 8  Authorize the Board of Directors, granted an unconditional general mandate to separately or concurrently issue, allot and deal with additional domestic shares and overseas
     listed foreign shares of the Company in accordance with
     the status quo of the market, including to decide on the
     class and number of shares to be issued; the pricing
     mechanism and/or the issue price (or the range of issue
     price); the opening and closing date and time of such
     issue; the class and number of shares to be issued and
     allotted to current shareholders of the Company; and/or to           Management For             Voted - For
    make any proposals, enter into any agreements or grant
     any share options or conversion rights which may invo ve
     the exercise of the power mentioned above; the number of
     the domestic shares and overseas listed foreign shares
     issued and allotted or agreed conditionally or
     unconditionally to be issued and allotted whether or
     CONTD\
 9  CONTD not by way of the exercise of share options,
     conversion rights or by any other means in accordance with
     (a) above shall not exceed 20% of each of the existing
     domestic shares and overseas listed foreign shares of the
     Company in issue as at the date of this resolution; (c) the
     Board of Directors may make any proposals, enter into any
     agreements or grant any share options or conversion rights which may invoke the exercise, after the expiry of the
     relevant period of this mandate, of the power mentioned
     above; Authority expire after the 12 month period following the passing of this resolution ; and to make such
     amendments       to the Articles of Association of the Company
                                                                    35





                                               Global X China Energy ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
     as it thinks fit so as to reflect the increased registered share capital and the new capital structure of the Company by reference to the manner of the allotment and issuance,
     class and number of shares of the Company allotted and
     issued, as well as the capital                                     Management None            Non-Voting
 10 CONTD of the Company alter such allotment and issuance;
     and to execute and do or procure to be executed and
     done, all such documents, deeds and things as it may
     consider necessary in connection with the issue of such
     shares so long as the same does not contravene and laws,
     rules, regulations or listing rules of the stock exchanges on which the shares of the Company are listed, and the
     Articles of Association of the Company; in order to facilitate the issuance of shares in accordance with this resolution in a timely manner, to establish a special committee of the
     Board of Directors comprising Jiang Jiemin, Zhou Jiping
     and Wang Guoliang and to authorise such committee to
     exercise all such power granted to the Board of Directors to execute and do all such documents, deeds and things as it
     may consider necessary in connection with the issue of
     such shares contingent on the passing of sub-paragraphs
     (a) to (f) of this resolution an                                   Management None            Non-Voting
 11 CONTD the relevant period of this mandate; the Board of
     Directors and the special committee of the Board of
     Directors will only exercise its respecthie power under
     such mandate in accordance with the Company Law of the
     PRC, the Securities Law of the PRC, regulations or the
     listing rules of the stock exchange on which the Shares of the Company are listed as amended from time to time and
     only if all necessary approvals from the China Securities
     Regulatory Commission and/or other relevant PRC
     government authorities are obtained and the special
     committee of the Board of Directors will only exercise its power under such mandate in accordance with the power
     granted by the shareholders at the AGM to the Board of
     Directors                                                          Management None            Non-Voting
CHINA OILFIELD SVCS LTD
 Security: Y15002101  Ticker:
 Meeting Type: Annual             Meeting Date: 28-May-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL
     LINK:http://www.hkexnews.hk/listedco/listconews/sehk/201
     00423/LTN20100423865.pdf                                           Management None            Non-Voting
 2  Receive the audited financial statements and the report of
     the Auditor for the YE 31 DEC 2009                                 Management For             Voted - For
 3  Receive the proposed profit distribution and annual dividend
     for the YE 31 DEC 2009                                             Management For             Voted - For
 4  Receive the report of the Directors of the Company for the
     YE 31 DEC 2009                                                     Management For             Voted - For
 5  Receive the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                     Management For             Voted - For
 6  Approve the performance evaluation of 2008 and 2009 of
     the Stock Appreciation Rights Scheme of the Company                Management For             Voted - For
                                                                        36





                                               Global X China Energy ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
 7  Re-appointment of Ernst & Young Hua Ming and Ernst &
     Young as the domestic and international auditors of the
     Company for the year 2010 and to authorize the Board of
     Directors to fix the remuneration thereof                           Management For             Voted - For
 8  Re-election Mr. Wu Mengei as a Non-Executive Director of
     the Company with immediate effect                                   Management For             Voted - For
 9  Election of Mr, Fong Wo, Felix as an independent Non-
     Executive Director of the Company with immediate effect             Management For             Voted - For
 10 Election of Mr. Chen Quansheng as an independent Non-
     Executive Director of the Company with immediate effect             Management For             Voted - For
 11 Election of Ms. An Xuefen as a Supervisor of the Company
     with immediate effect                                               Management For             Voted - For
 12 Authorize the Directors of the Company, subject to this
     resolution and subject to all applicable laws, rules and
     regulations and/or requirements of the governmental or
     regulatory body of securities in the People's Republic of
     China the PRC , The Stock Exchange of Hong Kong
     Limited the Stock Exchange or of any other governmental
     or regulatory body, to exercise, whether by a single exercise or otherwise, all the powers of the Company to allot, issue and deal with the overseas listed foreign shares H Shares
     during the relevant period as specified in this resolution ;
     the aggregate nominal amount of the H Shares which are
     authorized to be allotted by the directors of the Company
     pursuant to the approve this resolution shall not exceed
     20% of the aggregate nominal amount of the H Shares of
     the Company CONT                                                    Management For             Voted - For
 13 CONT in issued as at the date of passing this resolution, and the said approval shall be limited accordingly; and the authority granted this resolution shall be conditional upon the approvals of any regulatory authorities as required by the laws, rules and regulations of the PRC being obtained
     by the Company; Authority expires the earlier of this
     resolution until the conclusion of the next AGM of the
     Company within which the next AGM of the Company is
     required by law or the Company's Articles of Association to be held ; subject to the approval of all relevant
     governmental authorities in the PRC for the issue and
     allotment of and dealing in such H Shares being granted,
     authorize the Directors of the Company to make such
     corresponding amendments to the Articles of Association
     the Articles of the Company as CONT                                 Management None            Non-Voting
 14 CONT it thinks fit so as to change the registered capital of the Company and to reflect the new capital structure of the
     Company upon the exercise of the authority to allot, issue and deal in H Shares as conferred this resolution; and file the amended Articles with the relevant governmental
     authorities of the PRC of the Company                               Management None            Non-Voting
HONGHUA GROUP LTD
 Security: G4584R109  Ticker:
 Meeting Type: Annual             Meeting Date: 03-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
                                                                   37





                                               Global X China Energy ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
     http://www.hkexnews.hk/listedco/listconews/sehk/20100429
     /LTN20100429083.pdf                                               Management None            Non-Voting
 2  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                            Management None            Non-Voting
 3  Receive the audited consolidated financial statements and the reports of the Directors and of the Independent Auditor
     for the YE 31 DEC 31 DEC 2009                                     Management For             Voted - For
 4  Re-elect Ren Jie as a Director                                     Management For             Voted - For
 5  Re-elect Siegfired Meissner as a Director                          Management For             Voted - For
 6  Re-elect Huang Dongyang as a Director                              Management For             Voted - For
 7  Re-elect Liu Xiaofeng as a Director                                Management For             Voted - For
 8  Re-elect Tai Kwok Leung Alexander as a Director                    Management For             Voted - For
 9  Authorize the Board of Directors to fix Directors'
     remuneration                                                      Management For             Voted - For
 10 Re-appoint KPMG as the Independent Auditor and
     authorize the Board of Directors to fix Independent Auditor's
     remuneration                                                      Management For             Voted - For
 11 Authorize the Directors to purchase the Company's shares not exceeding 10% of the total nominal amount of the
     nominal amount of the issued share capital of the Company
     as at the date of passing of this resolution                      Management For             Voted - For
 12 Authorize the Directors to issue, allot and deal with
     additional shares of the Company not exceeding 20% of the
     total nominal amount of the issued share capital of the
     Company as at the date of passing of this resolution              Management For             Voted - For
 13 Approve to extend the general mandate granted to the
     Directors to issue, allot and deal with additional shares in the capital of the Company by the number of shares
     repurchased by the Company                                        Management For             Voted - For
CHINA PWR INTL DEV LTD
 Security: Y1508G102  Ticker:
 Meeting Type: Annual             Meeting Date: 08-Jun-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                            Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100427
     /LTN20100427830.pdf                                               Management None            Non-Voting
 3  Receive and adopt the audited consolidated financial
     statements of the Company and the reports of the Directors
     and of the Auditors for the YE 31 DEC 2009                        Management For             Voted - For
 4  Declare a final dividend of RMB 0.045 equivalent to HKD
     0.0511 per ordinary share for the YE 31 DEC 2009                  Management For             Voted - For
 5  Re-elect Mr. Gao Guangfu as a Director                             Management For             Voted - For
 6  Re-elect Mr. Kwong Che Keung, Gordon as a Director                 Management For             Voted - For
 7  Authorize the Board of Directors to fix the Directors'
     remuneration                                                      Management For             Voted - For
                                                                        38





                                           Global X China Energy ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
 8  Re-appoint Messrs. PricewaterhouseCoopers as the
     Auditors of the Company and to authorize the Board of
     Directors to fix their remuneration                               Management For             Voted - For
 9  Authorize the Directors to allot, issue and deal with
     additional shares not exceeding 20% of the issued share
     capital of the Company                                            Management For             Voted - For
 10 Authorize the Directors to repurchase shares of the
     Company not exceeding 10% of the issued share capital of
     the Company                                                       Management For             Voted - For
 11 Authorize the Directors to allot, issue and deal with
     additional shares of an amount not exceeding the nominal
     amount of shares repurchased by the Company                       Management For             Voted - For
CHINA RESOURCES POWER HOLDINGS CO LTD
 Security: Y1503A100  Ticker:
 Meeting Type: Extraordinary  Meeting Date: 08-Jun-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                            Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100510
     /LTN20100510158.pdf                                               Management None            Non-Voting
 3  Ratify and approve the entering into of the Master Coal
     Supply Agreement dated 09 APR 2010, to authorize any
     one Director of the Company to take such actions and
     execute such documents (to be countersigned by the
     Company secretary of the Company or another person
     pursuant to the Articles of Association of the Company if the
     common seal of the Company is required to be affixed
     thereto) and approve the proposed aggregate annual caps
     for the supply of coal under the Master Coal Supply
     Agreement for each of the three periods: (1) from 09 APR
     2010 to 31 DEC 2010; (2) from 01 JAN 2011 to 31 DEC
     2011; and (3) from 01 JAN 2012 to 31 DEC 2012 are RMB
     1,200 million, RMB 4,320 million and RMB 6,912 million
     equivalent to approximately HKD 1,364 million, HKD 4,909
     million and HKD 7,855 million, respectively                       Management For             Voted - For
CHINA RESOURCES POWER HOLDINGS CO LTD
 Security: Y1503A100  Ticker:
 Meeting Type: Annual         Meeting Date: 08-Jun-2010
 1  Receive the audited financial statements and the report of the Directors and the Independent Auditor's report for the
     YE 31 DEC 2009                                                    Management For             Voted - For
 2  Declare a final dividend for the YE 31 DEC 2009                    Management For             Voted - For
 3  Re-elect Ms. Wang Xiao Bin as the Director                         Management For             Voted - For
 4  Re-elect Mr. Anthony H. Adams as the Director                      Management For             Voted - For
 5  Re-elect Mr. Chen Ji Min as the Director                           Management For             Voted - For
 6  Re-elect Mr. Ma Chiu-Cheung, Andrew as the Director                Management For             Voted - For
 7  Re-elect Mr. Shi Shanbo as the Director                            Management For             Voted - For
                                                                    39





                                          Global X China Energy ETF
 Proposal                                                              Proposed by Mgt. Position Registrant Voted
 8  Re-elect Ms. Elsie Leung Oi-sie as the Director                        Management For             Voted - For
 9  Re-elect Dr. Raymond K.F. Ch'ien as the Director                       Management For             Voted - For
 10 Authorize the Board of Directors to fix the remuneration of
     the Directors                                                         Management For             Voted - For
 11 Re-appoint Deloitte Touche Tohmatsu as the Auditors and
     authorize the Directors to fix their remuneration.                    Management For             Voted - For
 12 Approve to give a general mandate to the Directors to
     repurchase shares of the Company                                      Management For             Voted - For
 13 Approve to give a general mandate to the Directors to issue
     new shares of the Company                                             Management For             Voted - For
 14 Approve to extend the general mandate to be given to the
     Directors to issue shares                                             Management For             Voted - For
 15 PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                                Management None            Non-Voting
 16 PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100426
     /LTN20100426607.pdf                                                   Management None            Non-Voting
 17 PLEASE NOTE THAT THIS IS A REVISION DUE TO
     REVISION DUE TO RECEIPT OF ACTUAL RECORD
     DATE. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
     PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
     YOU DECIDE TO AMEND YOUR ORIGINAL
     INSTRUCTIONS. THANK YOU.                                              Management None            Non-Voting
FUSHAN INTERNATIONAL ENERGY GROUP LTD
 Security: Y2677L104 Ticker:
 Meeting Type: Extraordinary Meeting Date: 08-Jun-2010
 1  Approve a loan agreement dated 13 APR 2010 (the 'Loan
     Agreement') entered into between Jade Green Investments
     Limited (Jade Green) and Mr. Xing Libin (Mr. Xing) pursuant to which Jade Green has conditionally agreed to make
     available a loan of HKD 937,367,261 (RMB824,883,190)
     (the Loan) to Mr. Xing for offsetting all outstanding liabilities owed by Mr. Xing under a sale and purchase agreement
     dated 09 MAY 2008 as at the date of the Loan Agreement
     in an amount equal to the Loan amount, entered into,
     among others, the Company, Jade Green and Mr. Xing and
     the details of which are contained in a circular of the
     Company dated 25 JUN 2008 and the transactions
     contemplated there under and authorize any one Director of the Company, or any two Directors of the Company if the
     affixation of the common seal is necessary, for and on
     behalf of the Company, to execute all such other
     documents, instruments and agreements and to do all such
     acts or things deemed by him them to be incidental to,
     ancillary to or in connection with the matters contemplated
     in the Loan Agreement                                                 Management For             Voted - For
                                                                   40





                                               Global X China Energy ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
FUSHAN INTERNATIONAL ENERGY GROUP LTD
 Security: Y2677L104  Ticker:
 Meeting Type: Annual             Meeting Date: 08-Jun-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE                                            Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100507
     /LTN20100507979.pdf                                              Management None            Non-Voting
 3  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 694234 DUE TO RECEIPT OF ADDITIONAL
     RESOLUTOIN. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                               Management None            Non-Voting
 4  PLEASE NOTE THAT THIS IS A REVISION DUE TO
     CHANGE IN THE NUMBERING OF A RESOLUTION. IF
     YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
     DO NOT RETURN THIS PROXY FORM UNLESS YOU
     DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
     THANK YOU.                                                       Management None            Non-Voting
 5  Receive the report of the Directors and the audited financial
     statements for the YE 31 DEC 2009                                Management For             Voted - For
 6  Declare a final dividend for the YE 31 DEC 2009                   Management For             Voted - For
 7  Re-elect Mr. Wang Pingsheng as a Director                         Management For             Voted - For
 8  Re-elect Mr. Chen Zhouping as a Director                          Management For             Voted - For
 9  Re-elect Mr. Wong Lik Ping as a Director                          Management For             Voted - For
 10 Re-elect Mr. So Kwok Hoo as a Director                            Management For             Voted - For
 11 Re-elect Mr. Chen Zhaoqiang as a Director                         Management For             Voted - For
 12 Re-elect Mr. Liu Qingshan as a Director                           Management For             Voted - For
 13 Re-elect Mr. Zhang Wenhui as a Director                           Management For             Voted - For
 14 Re-elect Mr. Zhang Yaoping as a Director                          Management For             Voted - For
 15 Authorize the Board of Directors to fix the Directors'
     remuneration for the year ending 31 DEC 2010 and all
     subsequent years                                                 Management For             Voted - For
 16 Appointment of the Auditors and authorize the Directors to
     fix their remuneration                                           Management For             Voted - For
 17 Approve to give a general mandate to the Directors to issue and dispose of shares not exceeding 20% of the existing
     issued share capital of the Company                              Management For             Voted - For
 18 Approve to give a general mandate to the directors to
     repurchase shares not exceeding 10% of the existing
     issued share capital of the Company                              Management For             Voted - For
 19 Approve to add, conditional upon the passing of Resolution
     7 above, the nominal amount of repurchased shares to the
     general mandate given to the Directors to allot shares           Management For             Voted - For
 20 Adopt the new memorandum and Articles of Association of
     the Company                                                      Management For             Voted - For
                                                                        41





                                               Global X China Energy ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
HUADIAN PWR INTL CORP LTD
 Security: Y3738Y101  Ticker:
 Meeting Type: Annual             Meeting Date: 08-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100423
     /LTN20100423535.pdf                                               Management None            Non-Voting
 2  Approve the report of the Board for the YE 31 DEC 2009             Management For             Voted - For
 3  Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                    Management For             Voted - For
 4  Approve the proposed profit distribution proposal of the
     Company for the YE 31 DEC 2009                                    Management For             Voted - For
 5  Approve the audited financial statements of the Company
     for the YE 31 DEC 2009                                            Management For             Voted - For
 6  Re-appointments of KPMG and KPMG Huazhen as the
     International and domestic Auditors of the Company, for the year ending 31 DEC 2010, and authorize the Board to
     determine their remuneration                                      Management For             Voted - For
 7  Approve the report of the Independent Non-Executive
     Directors for the YE 31 DEC 2009                                  Management For             Voted - For
 8  Approve the resolution in relation to the provision of project
     loan guarantee to the subsidiaries of the Company                 Management For             Voted - For
 9  Approve the issuance of Interbank Debt Financing
     Instruments by the Company: Issurance of short-term
     debentures                                                        Management For             Voted - For
 10 Approve the issuance of Interbank Debt Financing
     Instruments by the Company: issuance of medium-term
     notes                                                             Management For             Voted - For
 11 Approve the resolution in relation to the granting of general
     mandate                                                           Management For             Voted - For
BEIJING ENTERPRISES HLDGS LTD
 Security: Y07702122  Ticker:
 Meeting Type: Annual             Meeting Date: 10-Jun-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE                                             Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK
     http://www.hkexnews.hk/listedco/listconews/sehk/20100510
     /LTN20100510029.pdf                                               Management None            Non-Voting
 3  PLEASE NOTE THAT THIS IS A REVISION DUE TO
     DELETION OF COMMENT AND RECEIPT OF ACTUAL
     RECORD DATE. IF YOU HAVE ALREADY SENT IN YOUR
     VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
     UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
     INSTRUCTIONS. THANK YOU.                                          Management None            Non-Voting
 4  Receive the audited consolidated financial statements and reports of the Directors and of the Auditors for the YE 31
     DEC 2009                                                          Management For             Voted - For
 5  Declare a final dividend                                           Management For             Voted - For
                                                                        42





                                               Global X China Energy ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
 6  Re-elect Mr. Wang Dong as a Director                             Management For             Voted - For
 7  Re-elect Mr. Lei Zhengang as a Director                          Management For             Voted - For
 8  Re-elect Mr. Jiang Xinhao as a Director                          Management For             Voted - For
 9  Re-elect Mr. Tam Chun Fai as a Director                          Management For             Voted - For
 10 Re-elect Mr. Wu Jiesi as a Director.                             Management For             Voted - For
 11 Re-elect Mr. Lam Hoi Ham as a Director                           Management For             Voted - For
 12 Authorize the Board of Directors to fix Directors'
     remuneration                                                    Management For             Voted - For
 13 Re-appoint Messrs. Ernst & Young as the Auditors and to
     authorize the Board of Directors to fix their remuneration      Management For             Voted - For
 14 Authorize the Directors to purchase shares not exceeding
     10% of the existing issued share capital of the Company on
     the date of this resolution                                     Management For             Voted - For
 15 Authorize the Directors to issue, allot and deal with
     additional shares not exceeding 20% of the existing issued
     share capital of the Company on the date of this resolution     Management For             Voted - For
 16 Approve to extend the general mandate granted to the
     Directors to issue shares in the capital of the Company by
     the number of shares repurchased                                Management For             Voted - For
KUNLUN ENERGY CO LTD
 Security: G5320C108  Ticker:
 Meeting Type: Annual             Meeting Date: 10-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                         Management None            Non-Voting
 2  PLEASE NOTE THAT IMPORTANT ADDITIONAL
     MEETING INFORMATION IS AVAILABLE BY CLICKING
     ON THE MATERIAL URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100420
     /LTN20100420329.pdf                                             Management None            Non-Voting
 3  Adopt the audited financial statement and the reports of the
     Directors and Auditors for the YE 31 DEC 2009                   Management For             Voted - For
 4  Declare a final dividend of HKD 0.07 per share                   Management For             Voted - For
 5  Re-elect Mr. Zhang Bowen as a Director                           Management For             Voted - For
 6  Re-elect Dr. Liu Xiao Feng as a Director                         Management For             Voted - For
 7  Authorize the Directors to fix the remuneration of the
     Directors                                                       Management For             Voted - For
 8  Appointment of PricewaterhouseCoopers as the Auditors for
     the ensuing year and authorise the Directors to fix their
     remuneration                                                    Management For             Voted - For
 9  Approve the share issue mandate                                  Management For             Voted - For
 10 Approve the share repurchase mandate                             Management For             Voted - For
 11 Approve extension of the share issue mandate under
     ordinary resolution 5 by the number of shares repurchased
     under ordinary resolution 6                                     Management For             Voted - For
                                                                        43





                                                Global X China Energy ETF
 Proposal                                                      Proposed by Mgt. Position Registrant Voted
KUNLUN ENERGY CO LTD
 Security: G5320C108   Ticker:
 Meeting Type: Special             Meeting Date: 10-Jun-2010
 1  PLEASE NOTE THAT THE SHAREHOLDERS ARE
     ALLOWED TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANKS YOU.                                      Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100525
     /LTN20100525144.pdf                                           Management None            Non-Voting
 3  Approve the transactions contemplated under the Jiangsu
     LNG Acquisition Agreement, as specified                       Management For             Voted - For
 4  Approve the Revised Caps for each of the two FYE 31 DEC
     2011, as specified                                            Management For             Voted - For
 5  Approve the transactions contemplated under the Third
     Supplemental Agreement and the Proposed Caps for each
     of the two FYE 31 DEC 2011, as specified                      Management For             Voted - For
DATANG INTERNATIONAL POWER GENERATION CO LTD
 Security: Y20020106   Ticker:
 Meeting Type: Annual              Meeting Date: 11-Jun-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 699635 DUE TO ADDITION OF
     RESOLUTIONS. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                            Management None            Non-Voting
 2  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTION NUMERS. THANK YOU.                                 Management None            Non-Voting
 3  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL
     LINK:http://www.hkexnews.hk/listedco/listconews/sehk/201
     00526/LTN20100526009.pdf                                      Management None            Non-Voting
 4  Approve the report of the Board of Directors of the
     Company (the Board) for the year 2009 (including
     Independent Non-Executive Directors report on work)           Management For             Voted - For
 5  Approve the report of the Supervisory Committee of the
     Company for the year 2009                                     Management For             Voted - For
 6  Approve the proposal of final accounts for the year 2009       Management For             Voted - For
 7  Approve the profit distribution proposal for the year 2009     Management For             Voted - For
 8  Approve the resolution on provisions of guarantees for
     financings of Xinyu Power Company, Qian'an Thermal
     Power Company, Diaobingshan Power Company, Liaoning
     Wind Power Company and Zhangzhou Wind Power
     Company                                                       Management For             Voted - For
 9  Approve the capital contribution to the establishment of
     Fuxin Coal-based Gas Company for the purpose of
     constructing Fuxin Coal-based Gas Project                     Management For             Voted - For
                                                                         44





                                   Global X China Energy ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
 10 Approve the resolution on adjustment of total investment and capital contribution proposal of Keqi Coal-based Gas
     Project                                                          Management For             Voted - For
 11 Appointment of the Auditor of the Company for the year
     2010                                                             Management For             Voted - For
 12 Amend the Articles of Association of the Company                  Management For             Voted - For
 13 Grant a mandate to the Board to issue new shares not more
     than 20% of each class of shares                                 Management For             Voted - For
 14 Approve the resolution on the fulfillments to the conditions for non-public issue of a shares by Datang International
     Power Generation Company Limited                                 Management For             Voted - For
 15 Approve the resolution for Non-public issue of A shares:
     Share type and par value                                         Management For             Voted - For
 16 Approve the resolution for Non-public issue of A shares:
     Issue size                                                       Management For             Voted - For
 17 Approve the resolution for Non-public issue of A shares:
     Method and timing of issue                                       Management For             Voted - For
 18 Approve the resolution for Non-public issue of A shares:
     Target subscribers and subscription method                       Management For             Voted - For
 19 Approve the resolution for Non-public issue of A shares:
     Place of listing                                                 Management For             Voted - For
 20 Approve the resolution for Non-public issue of A shares:
     Issue price and method of pricing                                Management For             Voted - For
 21 Approve the resolution for Non-public issue of A shares:
     Use of fundraising proceeds                                      Management For             Voted - For
 22 Approve the resolution for Non-public issue of A shares:
     Arrangement for the accumulated profits                          Management For             Voted - For
 23 Approve the resolution for Non-public issue of A shares:
     Arrangement for the lock-up period                               Management For             Voted - For
 24 Approve the resolution for Non-public issue of A shares:
     Effective period for current issue                               Management For             Voted - For
 25 Approve the feasibility analysis report on the use of
     fundraising proceeds under the current non-public issue of
     A shares                                                         Management For             Voted - For
 26 Approve the report on the previous use of fundraising
     proceeds                                                         Management For             Voted - For
 27 Authorize the Board to conduct all matters in relation to the
     current non-public issue of a shares at its discretion           Management For             Voted - For
CHINA SHENHUA ENERGY COMPANY LTD
 Security: Y1504C113 Ticker:
 Meeting Type: Class Meeting     Meeting Date: 18-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY BELOW
     RESOLUTION. THANK YOU.                                           Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100429
     /LTN201004291691.pdf                                             Management None            Non-Voting
 3  Authorize the Board of Directors, to repurchase domestic shares [A shares] and overseas-listed foreign invested
     shares [H shares]:- by reference to market conditions and in
                                                            45





                                                    Global X China Energy ETF
Proposal                                                                Proposed by Mgt. Position Registrant Voted
        accordance with needs of the Company, to repurchase
        domestic shares [A shares] not exceeding 10% of the
        number of domestic shares [A shares] in issue at the time
        when this resolution is passed at AGM and the relevant
        resolutions are passed at class meetings of shareholders,
        pursuant to PRC laws and regulations, and for repurchases
        of domestic shares [A shares], the Company will seek
        further approval from its shareholders in general meeting for each repurchase of domestic shares [A shares] even where
        the general mandate is granted, but will not be required to seek shareholders' approval at class meetings of domestic
        share [A share] shareholders or overseas-listed foreign
        invested share [H share] shareholders; 2] approve a general mandate to the Board of Directors to, by reference to
        market conditions and in accordance with needs of the
        Company, to repurchase overseas-listed foreign invested
        shares [H shares] not exceeding 10% of the number of
        overseas-listed foreign invested shares [H shares] in issue at the time when this resolution is passed at annual general meeting and the relevant resolutions are passed at class
        meetings of shareholders; 3] authorize the Board of
        Directors to [including but not limited to the following]: i)
        formulate and implement detailed repurchase plan,
        including but not limited to repurchase price, number of
        shares to repurchase, time of repurchase and period of
        repurchase etc; ii) notify creditors in accordance with the
        PRC Company Law and articles of association of the
        Company; iii) open overseas share accounts and to carry
        out related change of foreign exchange registration
        procedures; iv) carry out relevant approval procedures
        required by regulatory authorities and venues in which the
        Company is listed, and to carry out filings with the China
        Securities Regulatory Commission; v) carry out cancelation procedures for repurchased shares, decrease registered
        capital, and to make corresponding amendments to the
        articles of association of the Company relating to share
        capital and shareholdings etc, and to carry out statutory
        registrations and filings within and outside China; vi)
        approve and execute, on behalf of the Company,
        documents and matters related to share repurchase;
        [Authority expires at the earlier of the conclusion of the
        AGM of the Company for 2010; or the expiration of a period of 12 months following the passing of this special resolution at the AGM for 2009, the first A shareholders' class meeting in 2010 and the first H shareholders' class meeting in 2010];
        the date on which the authority conferred by this special
        resolution is revoked or varied by a special resolution of shareholders at a general meeting, or a special resolution of shareholders at a class meeting of domestic share [A share]
        shareholders or a class meeting of overseas-listed foreign invested share [H share] shareholders, except where the
        Board of Directors has resolved to repurchase domestic
        shares [A shares] or overseas-listed foreign invested shares
        [H shares] during the Relevant Period and the share
        repurchase is to be continued or implemented after the
        Relevant Period                                                     Management For             Voted - For
                                                                      46





                                               Global X China Energy ETF
 Proposal                                                             Proposed by Mgt. Position Registrant Voted
CHINA SHENHUA ENERGY COMPANY LTD
 Security: Y1504C113  Ticker:
 Meeting Type: Annual             Meeting Date: 18-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                              Management None            Non-Voting
 2  PLEASE NOTE THAT IMPORTANT ADDITIONAL
     MEETING INFORMATION IS AVAILABLE BY CLICKING
     ON THE MATERIAL URL LINK:
     Http://Www.Hkexnews.Hk/Listedco/Listconews/
     Sehk/20100429/LTN201004291685.Pdf                                    Management None            Non-Voting
 3  Approve the report of the Board of Directors of the
     Company for the YE 31 DEC 2009                                       Management For             Voted - For
 4  Approve the report of the Board of supervisors of the
     Company for the YE 31 DEC 2009                                       Management For             Voted - For
 5  Approve the audited financial statements of the Company
     for the YE 31 DEC 2009                                               Management For             Voted - For
 6  Approve the Company's profit distribution plan for the YE 31
     DEC 2009, i.e. final dividend for the YE 31 DEC 2009 in the amount of RMB 0.53 per share inclusive of tax be declared
     and distributed, the aggregate amount of which is
     approximately RMB 10,541,000,000                                     Management For             Voted - For
 7  Approve the remuneration of the Directors and supervisors of the Company for the YE 31 DEC 2009, i.e. aggregate
     remuneration of the executive Directors is in the amount of
     RMB 902,336.78; aggregate remuneration of the non-
     executive Directors is in the amount of RMB 1,612,500, of
     which the aggregate remuneration of the independent non-
     executive Directors is in the amount of RMB 1,612,500, the non-executive Directors other than the independent non-
     executive Directors are remunerated by Shenhua Group
     Corporation Limited and are not remunerated by the
     Company in cash; remuneration of the supervisors is in the
     amount of RMB 1,262,331.32                                           Management For             Voted - For
 8  Re-appointment of KPMG Huazhen and KPMG as the PRC
     and international Auditors respectively of the Company for
     2010, the term of such re-appointment of shall continue until the next AGM, and to authorise a committee comprising of
     Mr. Zhang Xiwu, Mr. Zhang Yuzhuo and Mr. Ling Wen, all
     being Directors of the Company, to determine their
     remuneration                                                         Management For             Voted - For
 9  Approve the revision of annual capital of continuing
     connected transactions carried out pursuant to the
     Transportation Service Framework Agreement dated 18
     DEC 2009 entered into between the Company and Taiyuan
     Railway Bureau from RMB 2,600,000,000 to RMB
     7,000,000,000 for the YE 31 DEC 2010                                 Management For             Voted - For
 10 Approve the revision of annual capital of continuing
     connected transactions carried out pursuant to the Mutual
     Coal Supply Agreement dated 23 MAR 2007 entered into
     between the Company and Shenhua Group Corporation
     Limited for the supply of coal by the Company and its
     subsidiaries the Group to Shenhua Group Corporation
     Limited and its subsidiaries excluding the Group    the
                                                                   47





                                                 Global X China Energy ETF
Proposal                                                            Proposed by Mgt. Position Registrant Voted
     Shenhua Group from RMB 2,732,720,000 to RMB
     4,500,000,000 for the year ending 31 DEC 2010                      Management For             Voted - For
11  Approve the Mutual Coal Supply Agreement dated 12 MAR
     2010 entered into between the Company and Shenhua
     Group Corporation Limited, the transactions contemplated
     there under and the following proposed annual capitals; a
     proposed annual capitals of RMB 6,600,000,000, RMB
     7,000,000,000 and RMB 7,500,000,000 for the three YE 31
     DEC 2011, 31 DEC 2012 and 31 DEC 2013, respectively,
     for the supply of coal by the Group to the Shenhua Group;
     and b proposed annual capitals of RMB 11,000,000,000,
     RMB 13,000,000,000 and RMB 16,000,000,000 for the
     three YE 31 DEC 2011, 31 DEC 2012 and 31 DEC 2013,
     respectively, for the supply of coal by the Shenhua Group to
     the Group                                                          Management For             Voted - For
12  Approve the Mutual Supplies and Services Agreement
     dated 12 MAR 2010 entered into between the Company
     and Shenhua Group Corporation Limited, the transactions
     contemplated there under and the following proposed
     annual capitals: a proposed annual capitals of RMB
     4,600,000,000, RMB 7,300,000,000 and RMB
     8,600,000,000 for the 3 YE 31 DEC 2011, 31 DEC 2012
     and 31 DEC 2013, respectively, for production supplies and ancillary services by the Group to the Shenhua Group; and
     b proposed annual capitals of RMB 5,500,000,000, RMB
     6,000,000,000 and RMB 6,600,000,000 for the 3 YE 31
     DEC 2011, 31 DEC 2012 and 31 DEC 2013, respectively,
     for production supplies and ancillary services by the
     Shenhua Group to the Group                                         Management For             Voted - For
13  Approve the Coal Supply Framework Agreement dated 12
     MAR 2010 entered into between the Company and China
     Datang Corporation, the proposed annual capitals thereto of
     RMB 4,300,000,000, RMB 4,600,000,000 and RMB
     4,900,000,000 for the 3 years ending 31 DEC 2011, 31
     DEC 2012 and 31 DEC 2013, respectively, and the
     transactions contemplated there under                              Management For             Voted - For
14  Approve the Coal Supply Framework Agreement dated 12
     MAR 2010 entered into between the Company and Tianjin
     Jinneng Investment Company, the proposed annual capitals
     thereto of RMB 4,100,000,000, RMB 4,400,000,000 and
     RMB 4,800,000,000 for the 3 YE 31 DEC 2011, 31 DEC
     2012 and 31 DEC 2013, respectively, and the transactions
     contemplated there under                                           Management For             Voted - For
15  Approve the Coal Supply Framework Agreement dated 12
     MAR 2010 entered into between the Company and Jiangsu
     Guoxin Asset Management Group Company Limited, the
     proposed annual capitals thereto of RMB 3,500,000,000,
     RMB 3,800,000,000 and RMB 4,100,000,000 for the three
     YE 31 DEC 2011, 31 DEC 2012 and 31 DEC 2013,
     respectively, and the transactions contemplated there under        Management For             Voted - For
16  Approve the Transportation Service Framework Agreement
     dated 12 MAR 2010 entered into between the Company
     and Taiyuan Railway Bureau, the proposed annual capitals
     thereto of RMB 8,100,000,000, RMB 8,600,000,000 and
     RMB 9,300,000,000 for the three years ending 31 DEC
                                                                  48





                                                 Global X China Energy ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
     2011, 31 DEC 2012 and 31 DEC 2013, respectively, and
     the transactions contemplated there under                           Management For             Voted - For
17  Approve the Coal Supply Framework Agreement dated 12
     MAR 2010 entered into between the Company and Shaanxi
     Province Coal Transportation and Sales Group Co Ltd, the
     proposed annual capitals thereto of RMB 6,000,000,000,
     RMB 6,400,000,000 and RMB 7,100,000,000 for the three
     years ending 31 DEC 2011, 31 DEC 2012 and 31 DEC
     2013, respectively, and the transactions contemplated there
     under                                                               Management For             Voted - For
18  Re-appointment of Dr. Zhang Xiwu as an executive Director
     of the Company                                                      Management For             Voted - For
19  Re-appointment of Dr. Zhang Yuzhuo as an executive
     Director of the Company                                             Management For             Voted - For
20  Re-appointment of Dr. Ling Wen as an executive Director of
     the Company                                                         Management For             Voted - For
21  Re-appointment of Mr. Han Jianguo as a non-executive
     Director of the Company                                             Management For             Voted - For
22  Appointment of Mr. Liu Benrun as a non-executive Director
     of the Company                                                      Management For             Voted - For
23  Appointment of Mr. Xie Songlin as a non-executive Director
     of the Company                                                      Management For             Voted - For
24  Re-appointment of Mr. Gong Huazhang as an independent
     non-executive Director of the Company                               Management For             Voted - For
25  Appointment of Mr. Guo Peizhang as an independent non-
     executive Director of the Company                                   Management For             Voted - For
26  Appointment of Ms. Fan Hsu Lai Tai as an independent
     non-executive Director of the Company                               Management For             Voted - For
27  Appointment of Mr. Sun Wenjian as a shareholders'
     representative supervisor of the Company                            Management For             Voted - For
28  Appointment of Mr. Tang Ning as a shareholders
     representative supervisor of the Company                            Management For             Voted - For
29  Approve a general mandate to the Board of Directors to, by reference to market conditions and in accordance with
     needs of the Company, to allot, issue and deal with, either separately or concurrently, additional domestic shares A
     shares and overseas listed foreign invested shares H
     shares not exceeding 20% of each of the number of
     domestic shares A shares and the number of overseas-
     listed foreign invested shares H shares in issue at the time of passing this resolution at AGM; pursuant to PRC laws
     and regulations, the Company will seek further approval
     from its shareholders in general meeting for each issuance of domestic shares A shares even where this general
     mandate is approved; 2 the Board of Directors be
     authorised to including but not limited to the following :- i
     formulate and implement detailed CONTD                              Management For             Voted - For
30  CONTD issuance plan, including but not limited to the class of shares to be issued, pricing mechanism and/or issuance
     price including price range , number of shares to be issued, allottees and use of proceeds, time of issuance, period of issuance and whether to issue shares to existing
     shareholders; ii approve and execute, on behalf of the
     Company, agreements related to share issuance, including
                                                                   49





                                                 Global X China Energy ETF
Proposal                                                            Proposed by Mgt. Position Registrant Voted
     but not limited to underwriting agreement and engagement
     agreements of professional advisers; iii approve and
     execute, on behalf of the Company, documents related to
     share issuance for submission to regulatory authorities, and to carry out approval procedures required by regulatory
     authorities and venues in which the Company is listed; iv
     amend, as required by regulatory authorities within or
     outside China, agreements and statutory CONTD                      Management None            Non-Voting
31  CONTD documents referred to in ii and iii above; v
     engage the services of professional advisers for share
     issuance related matters, and to approve and execute all
     acts, deeds, documents or other matters necessary,
     appropriate or required for share issuance; vi increase the registered capital of the Company after share issuance, and to make corresponding amendments to the articles of
     association of the Company relating to share capital and
     shareholdings etc, and to carry out statutory registrations and filings within and outside China; Authority expires from the conclusion of the AGM of the Company for 2010 the
     expiration of a period of 12 months following the passing of this special resolution at the AGM for 2009; or c the date on which the authority conferred by this special resolution
     CONTD                                                              Management None            Non-Voting
32  CONTD is revoked or varied by a special resolution of
     shareholders at a general meeting, except where the Board
     of Directors has resolved to issue domestic shares A
     shares or overseas-listed foreign invested shares H shares during the Relevant Period and the share issuance is to be
     continued or implemented after the Relevant Period                 Management None            Non-Voting
33  Approve the following general mandate to repurchase
     domestic shares A shares and overseas-listed foreign
     invested shares H shares ; 1 approve a general mandate
     to the Board of Directors to, by reference to market
     conditions and in accordance with needs of the Company,
     to repurchase domestic shares A shares not exceeding
     10% of the number of domestic shares A shares in issue
     at the time when this resolution is passed at AGM and the
     relevant resolutions are passed at class meetings of
     shareholders; pursuant to PRC laws and regulations, and
     for repurchases of domestic shares A shares , the
     Company will seek further approval from its shareholders in general meeting for each repurchase of domestic shares A
     shares even where the general mandate is granted, but will
     not be required to seek shareholders' approval CONTD               Management For             Voted - For
34  CONTD at class meetings of domestic share A share
     shareholders or overseas-listed foreign invested share H
     share shareholders; 2 approve a general mandate to the
     Board of Directors to, by reference to market conditions and in accordance with needs of the Company, to repurchase
     overseas-listed foreign invested shares H shares not
     exceeding 10% of the number of overseas-listed foreign
     invested shares H shares in issue at the time when this
     resolution is passed at AGM and the relevant resolutions
     are passed at class meetings of shareholders; 3 the Board
     of Directors be authorized to including but not limited to the following :- i formulate and implement detailed repurchase
                                                                           50





                                               Global X China Energy ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
     plan, including but not limited to repurchase price, number of shares to repurchase, time of repurchase and period of
     repurchase etc; ii notify CONTD                                    Management None            Non-Voting
 35 CONTD creditors in accordance with the PRC Company
     Law and articles of association of the Company; iii open
     overseas share accounts and to carry out related change of foreign exchange registration procedures; iv carry out
     relevant approval procedures required by regulatory
     authorities and venues in which the Company is listed, and to carry out filings with the China Securities Regulatory
     Commission; v carry out cancellation procedures for
     repurchased shares, decrease registered capital, and to
     make corresponding amendments to the articles of
     association of the Company relating to share capital and
     shareholdings etc, and to carry out statutory registrations and filings within and outside China; vi approve and
     execute, on behalf of the Company, documents and matters
     related to share repurchase; The above CONTD                       Management None            Non-Voting
 36 CONTD general mandate will expire on the earlier of
     Relevant Period :- a the conclusion of the AGM of the
     Company for 2010; b the expiration of a period of twelve
     months following the passing of this special resolution at the
     AGM for 2009, the first A shareholders' class meeting in
     2010 and the first H shareholders' class meeting in 2010; or
     c the date on which the authority conferred by this special resolution is revoked or varied by a special resolution of shareholders at a general meeting, or a special resolution of shareholders at a class meeting of domestic share A share
     shareholders or a class meeting of overseas-listed foreign invested share H share shareholders, except where the
     Board of Directors CONTD                                           Management None            Non-Voting
 37 CONTD has resolved to repurchase domestic shares A
     shares or overseas-listed foreign invested shares H shares during the Relevant Period and the share repurchase is to
     be continued or implemented after the relevant period              Management None            Non-Voting
HUANENG POWER INTERNATIONAL INC, BEIJING
 Security: Y3744A105  Ticker:
 Meeting Type: Annual             Meeting Date: 22-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                            Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100506/LTN20100506817.pdf                                   Management None            Non-Voting
 3  Approve the working report from the Board of Directors of
     the Company for year 2009                                          Management For             Voted - For
 4  Approve the working report from the Supervisory Committee
     of the Company for year 2009                                       Management For             Voted - For
 5  Approve the audited financial statements of the Company
     for year 2009                                                      Management For             Voted - For
 6  Approve the profit distribution plan of the Company for year
     2009                                                               Management For             Voted - For
                                                                        51





                                               Global X China Energy ETF
 Proposal                                                       Proposed by Mgt. Position Registrant Voted
 7  Approve the proposal regarding the appointment of the
     Company's Auditors for year 2010                               Management For             Voted - For
 8  Approve the proposal regarding the issue of short-term
     debentures by the Company                                      Management For             Voted - For
CHINA COAL ENERGY CO LTD
 Security: Y1434L100  Ticker:
 Meeting Type: Annual             Meeting Date: 25-Jun-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 697815 DUE TO ADDITION OF
     RESOLUTION. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                             Management None            Non-Voting
 2  Approve the 2009 report of the Board of Directors of the
     Company                                                        Management For             Voted - For
 3  Approve the 2009 report of the supervisory Committee of
     the Company                                                    Management For             Voted - For
 4  Approve the 2009 report of the Auditors and the Company's
     Audited financial statements for the YE 31 DEC 2009            Management For             Voted - For
 5  Approve the profit distribution plan for the year 2009 as recommended by the Board of Directors and authorize the
     Board of Directors to implement such proposal                  Management For             Voted - For
 6  Approve the Company's 2010 capital expenditure budget           Management For             Voted - For
 7  Approve the 2010 emoluments of Directors and Supervisors
     of the Company                                                 Management For             Voted - For
 8  Approve the appointment of Price-water-house-Coopers
     Zhong Tian CPAs limited Company, as the Company's
     domestic Auditor and Price-water-house-Coopers, certified
     public accountants, as the Company's international Auditor for the FY 2010 and authorize the Board of Directors to
     determine their respective remunerations                       Management For             Voted - For
 9  Amend the Articles of Association and the procedural rules
     for shareholders' meeting of the Company                       Management For             Voted - For
 10 Approve the general mandate to issue shares of the
     Company                                                        Management For             Voted - For
 11 Amend the scope of business operations of the Company in
     the Articles of Association of the Company                     Management For             Voted - For
YANZHOU COAL MNG CO LTD
 Security: Y97417102  Ticker:
 Meeting Type: Annual             Meeting Date: 25-Jun-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 698813 DUE TO DELETION OF
     RESOLUTION. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                             Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
                                                                        52





                                                 Global X China Energy ETF
Proposal                                                            Proposed by Mgt. Position Registrant Voted
     http://www.hkexnews.hk/listedco/listconews/sehk/20100423
     /LTN20100423637.pdf                                                Management None            Non-Voting
3   Approve the working report of the Board of Directors of the
     Company the Board for the YE 31 DEC 2009                           Management For             Voted - For
4   Approve the working report of the Supervisory Committee of
     the Company for the YE 31 DEC 2009                                 Management For             Voted - For
5   Approve the audited financial statements of the Company
     as at and for the YE 31 DEC 2009                                   Management For             Voted - For
6   Approve the proposed profit distribution plan of the
     Company for the YE 31 DEC 2009 and to authorize the
     Board to distribute an aggregate cash dividend of RMB
     1,229.6 million tax inclusive , equivalent to RMB 0.25 tax
     inclusive per share to the shareholders of the Company             Management For             Voted - For
7   Approve the remuneration of the Directors and Supervisors
     of the Company for the YE 31 DEC 2010                              Management For             Voted - For
8   Re-appointment of Grant Thornton and Shine Wing Certified
     Public Accountants Ltd as the Company's International and
     PRC Auditors for the year 2010, respectively, until the
     conclusion of the next AGM and to determine their
     remuneration arrangements                                          Management For             Voted - For
9   Approve the purchase of liability insurance for the Directors,
     Supervisors and senior officers of the Company                     Management For             Voted - For
10  Approve the proposal regarding the expansion of the
     business scope of Yanzhou Coal Mining Company Limited
     and amendments to the Articles of Association of the
     Company                                                            Management For             Voted - For
11  Authorize the Board to issue, allot and deal with additional
     H Shares in the share capital of the Company and to make
     or grant offers, agreements and options in respect thereof, subject to the following terms: i) such mandate shall not
     extend beyond the Relevant Period save that the Board
     may during the Relevant Period make or grant offers,
     agreements or options which might require the exercise of
     such powers after the end of the Relevant Period; ii) the
     number of shares allotted or agreed conditionally or
     unconditionally to be allotted whether pursuant to an option or otherwise by the Board shall not exceed 20% of the
     number of H Shares in issue as at the date of the this
     resolution; and iii) the Board will only exercise its power under such mandate in accordance with the Company Law
     of the PRC and the Rules Governing the Listing of
     Securities on the Stock Exchange of Hong Kong Limited as
     amended from time and only if all necessary approvals from the China Securities Regulatory Commission and/or other
     relevant PRC government authorities are obtained; H
     Shares means the overseas-listed foreign invested shares
     in the share capital of the Company with a par value of RMB
     1.00 each, and which are held and traded in Hong Kong
     dollars; Authority expires at the conclusion of the next AGM of the Company following the passing of this resolution or expiration of a 12 month period following the passing of this resolution or the date on which the authority set out in this resolution is revoked or varied by a special resolution of the shareholders of the Company in a general meeting;
     authorize the Board, contingent on the Directors resolving to
                                                                           53





                                                    Global X China Energy ETF
Proposal                                                                    Proposed by Mgt. Position Registrant Voted
        issue shares pursuant to this resolution, to approve,
        execute and do or procure to be executed and done, all
        such documents, deeds and things as it may consider
        relevant in connection with the issue of such new shares
        including, but not limited to, determining the time and place of issue, making all necessary applications to the relevant authorities and entering into an underwriting agreement or any other agreement , to determine the use of proceeds and to make all necessary filings and registrations with the
        relevant PRC, Hong Kong and other authorities, and to
        make such amendments to the Articles of Association as it
        thinks fit so as to reflect the increase in registered capital of the Company and to reflect the new share capital structure of the Company under the intended allotment and issue of
        the shares of the Company pursuant to this resolution                                    Management For Voted - For
12 Authorize the Board of the Company, subject to this
        resolution, to repurchase the issued H shares of the
        Company on the Hong Kong Stock Exchange, subject to
        and in accordance with all applicable laws, rules and
        regulations and/or requirements of the governmental or
        regulatory body of securities in the PRC, the Hong Kong
        Stock Exchange or of any other governmental or regulatory
        body be approved; the aggregate nominal value of H
        Shares of the Company authorized to be repurchased
        subject to the approval in this resolution during the Relevant
        Period shall not exceed 10% of the aggregate nominal
        value of the issued H Shares of the Company as at the date of the passing of this resolution; i) the passing of a special resolution with the same terms as the resolution set out in this paragraph except for this sub-paragraph (c) (i) at a
        class meeting for the holders of Domestic Shares of the
        Company to be held on 25 JUN 2010 or on such adjourned
        date as may be applicable ; and the class meeting for the
        holders of H Shares to be held on 25 JUN 2010 or on such
        adjourned date as may be applicable for such purpose; ii)
        the approval of the relevant PRC regulatory authorities as may be required by laws, rules and regulations of the PRC
        being obtained by the Company if appropriate; and iii) the
        Company not being required by any of its creditors to repay or to provide guarantee in respect of any amount due to any of them or if the Company is so required by any of its
        creditors, the Company having, in its absolute discretion, repaid or provided guarantee in respect of such amount
        pursuant to the notification procedure set out in Articles of
        Association; subject to the approval of all relevant PRC
        regulatory authorities for the repurchase of such H Shares being granted, the Board be authorized to: i) amend the
        Articles of Association as it thinks fit so as to reduce the registered share capital of the Company and to reflect the new capital structure of the Company upon the repurchase
        of H shares of the Company as contemplated in this
        resolution; and ii) file the amended Articles of Association with the relevant governmental authorities of the PRC;
        Authority expires at the conclusion of the next AGM or the expiration of a 12 month period following the passing of this special resolution or the date on which the authority set out
                                                                          54





                                          Global X China Energy ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
     in this special resolution is revoked or varied by a special resolution of the shareholders of the Company in any
     general meeting or by a special resolution of holders of H shares or holders of domestic shares of the Company at
     their respective class meetings                                   Management For             Voted - For
YANZHOU COAL MNG CO LTD
 Security: Y97417102 Ticker:
 Meeting Type: Class Meeting           Meeting Date: 25-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'FOR' OR 'AGAINST' ONLY FOR
     RESOLUTIONS S.1. THANK YOU.                                       Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100423
     /LTN20100423715.pdf                                               Management None            Non-Voting
 3  Approve the mandate on authorizing the Board of Directors
     to repurchase H Shares of the Company                             Management For             Voted - For
CHINA LONGYUAN PWR GROUP CORP LTD
 Security: Y1501T101 Ticker:
 Meeting Type: Extraordinary Meeting Date: 28-Jun-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 717247 DUE TO RECEIPT OF PAST
     RECORD DATE. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                                Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100609
     /LTN20100609136.pdf and
     http://www.hkexnews.hk/listedco/listconews/sehk/20100518
     /LTN20100518196.pdf                                               Management None            Non-Voting
 3  Approve the revised annual caps for each of the two year ending 31 DEC 2011 for the continuing connected
     transaction, i.e. provision of products and services from the
     Company and its subsidiaries to China Guodian Corporation
     [Guodian], contemplated under the master agreement on
     the mutual supply of materials, products and services dated
     24 JUL 2009 entered into by the Company and Guodian, as
     amended by a supplemental agreement dated 09 NOV
     2009 [Guodian Master Agreement]                                   Management For             Voted - For
 4  Approve the revised annual caps for each of the two years ending 31DEC 2011 for the continuing connected
     transaction, i.e. provision of products and services from
     Guodian to the Company and its subsidiaries, contemplated
     under the Guodian Master Agreement                                Management For             Voted - For
 5  Approve the amendments to certain provisions in the
     Articles of Association of the Company, and authorize the
     Board of Directors [the Board] to deal with relevant
     registration procedures and, at the Board's discretion, make
                                                                   55





                                          Global X China Energy ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
     appropriate adjustments to the wording and content of the
     Articles of Association pursuant to the requirements of the regulatory authority, such authority can be further delegated
     by the Board                                                        Management For             Voted - For
CHINA OILFIELD SVCS LTD
 Security: Y15002101 Ticker:
 Meeting Type: Extraordinary Meeting Date: 28-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100511
     /LTN20100511557.pdf                                                 Management None            Non-Voting
 2  Approve the resolution on the Company's satisfaction of the requirements in relation to the A Share Issue by the
     Shareholders' in accordance with the relevant provisions of laws and regulations including the Company Law of the
     PRC, the Securities Law of the PRC, the Administrative
     Rules Governing Issue of Securities by Listed Companies,
     and after self inquiry conducted by the Company, the
     Company is able to satisfy the requirements in relation to
     the A Share Issue                                                   Management For             Voted - For
 3  Approve the resolution on the feasibility study report for the
     use of proceeds from the A Share Issue of the Company               Management For             Voted - For
 4  Approve the resolution on the report on the use of proceeds
     from previous fundraising activities of the Company                 Management For             Voted - For
 5  Approve the each of the following items under the resolution concerning the A Share Issue of the Company Share Type
     the A Shares to be issued under the A Share Issue are the
     domestic-listed Renminbi denominated ordinary shares of
     the Company                                                         Management For             Voted - For
 6  Approve the each of the following items under the resolution concerning the A Share Issue of the Company Nominal
     Value the A Shares to be issued under the A Share Issue
     has a nominal value of RMB 1.00 each                                Management For             Voted - For
 7  Approve the each of the following items under the resolution concerning the A Share Issue of the Company offering Size:
     the A Shares to be issued under the A Share Issue will be
     no more than 500,000,000 the exact offering size will be
     determined by the Board and the lead underwriter the
     sponsor through negotiations, subject to the level of
     subscriptions if any ex-right or ex-dividend events, such as entitlement distribution, reserve capitalization or share
     placement, occur in the period between the date of the
     Board meeting as defined below approving the A Share
     Issue and the date of A Share Issue, the respective
     maximum number of Shares to be issued under the A Share
     Issue will be subject to corresponding adjustment                   Management For             Voted - For
 8  Approve the each of the following items under the resolution concerning the A Share Issue of the Company Target
     Subscribers Natural persons, legal persons and securities
     investment funds who maintain A share accounts with the
     Shanghai Stock Exchange, and other investors as approved
     by the CSRC save for those investors who are not
                                                                   56





                                                 Global X China Energy ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
     permitted to subscribe for the A Shares by law, regulation
     and/or policy of the PRC                                            Management For             Voted - For
9   Approve the each of the following items under the resolution concerning the A Share Issue of the Company pre-emptive
     rights of existing A Share Shareholders A portion of the new
     A Shares the proportion of which is to be determined by the
     Board as authorized by the Shareholders at the general
     meeting and the lead underwriter will first be offered to all existing A Share Shareholders whose names appeared on
     the share register on the record date on a pro-rata basis
     any new A Shares not subscribed by any existing A Share
     Shareholders may be allotted and issued to other potential investors. In the event that any connected person of the
     Company subscribes for any new A Shares under the A
     Share Issue, the Company shall comply with all relevant
     requirements under the Listing Rules under the A Share
     Issue, all target subscribers are required to settle the
     subscription in cash                                                Management For             Voted - For
10  Approve the each of the following items under the resolution concerning the A Share Issue of the Company by the
     Shareholder Basis for determining the Issue Price the issue price will be no less than the lower of i the average trading price of the A Shares for the 20 trading days prior to the date of the publication of the offering documents, or ii the average trading price of the A Shares on the trading day
     preceding the date of the publication of the offering
     documents                                                           Management For             Voted - For
11  Approve the each of the following items under the resolution concerning the A Share Issue of the Company method of
     Issue: the A Share Issue will be conducted via a public offer of new A Shares through online and offline offering within the meaning of the relevant PRC laws and regulations ,
     pursuant to which the new A Shares will be offering through the trading system of the Shanghai Stock Exchange and
     through placement by the underwriter for the offering,
     respectively, to investors as approved by the CSRC, or
     other method as approved by the CSRC, the A Share Issue
     to be conducted in due course within six months upon
     approval by the CSRC                                                Management For             Voted - For
12  Approve the each of the following items under the resolution concerning the A Share Issue of the Company accumulated
     profit arrangement: upon the completion of the A Share
     Issue, existing the old and new Shareholders will share the
     undistributed profits accumulated prior to the A Share Issue        Management For             Voted - For
13  Approve the each of the following items under the resolution concerning the A Share Issue of the Company: Place of
     Listing the A Shares issued under the A Share Issue will be
     traded on the Shanghai Stock Exchange                               Management For             Voted - For
14  Approve the each of the following items under the resolution concerning the A Share Issue of the Company effectiveness
     of the Resolution approving the A Share Issue the
     resolution will be effective within 12 months from the date when it is approved at the EGM of the Company in addition
     to approval by this general meeting, this resolution is
     required to be submitted as special resolution to the class meetings of Shareholders for consideration and approval
                                                                   57





                                                 Global X China Energy ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
     and the execution is subject to the approval of the CSRC,
     the plan approved by the CSRC shall be final                         Management For             Voted - For
15  Approve the each of the following items under the resolution concerning the A Share Issue of the Company use of
     Proceeds: it is intended to raise a gross amount of no more than RMB 7 billion approximately HKD 8 billion inclusive
     of issuing expenses through the A Share Issue It is
     currently intended that the proceeds raised from the A
     Share Issue will be used for the following projects: 1
     building of oilfield service vessel s approximately RMB
     2.56 billion approximately HKD 2.9 billion ; 2 building of
     200 feet jack-up rig s approximately RMB 1.93 billion
     approximately HKD 2.2 billion ; 3 building of deep-water
     AHTS vessel s approximately RMB 1.03 billion
     approximately HKD 1.2 billion ; 4 building of twelve-
     streamer seismic vessel s approximately RMB 960 million
     approximately HKD 1.1 billion ; CONT                                 Management For             Voted - For
16  CONTD and 5 building of deep-water survey vessel s
     approximately RMB 520 million approximately HKD 600
     million the Company may invest in the above projects
     through utilizing its internal resources before the proceeds from the A Share Issue is made available to the Company
     when the proceeds is available, the Company is authorized
     to apply the proceeds to any payment due in relation to the above projects which is incurred before the completion of
     the A Share Issue in the event that the proceeds raised
     from the A Share Issue is not sufficient for the purpose of the above projects, the Company will utilize other funding
     sources to cover the shortfall upon CONT                             Management None            Non-Voting
17  CONT completion of any of the above projects, the
     remaining proceeds raised from the A Share Issue together
     with interest accrued thereon , if any, will be applied in other projects aforesaid, as approved by the Board and
     recommended by the independent Directors, the sponsor
     and the Supervisory Committee of the Company                         Management None            Non-Voting
18  Approve the resolution concerning the authorization given to the Board for handling all relevant matters regarding the A
     Share Issue in order to effectively complete, in an orderly manner, the A Share Issue by the Company in accordance
     with laws and regulations including the Company Law of the
     PRC and the Securities Law of the PRC and the Articles of
     Association; a authorize Mr. Liu Jian and Mr. Li Yong as
     the Directors to handle all matters relating to the A Share
     Issue, including but not limited to making specific
     determination on the timing of issue, CONTD                          Management For             Voted - For
19  CONTD offering size, method of issue, pricing method,
     issue price, target subscribers, offering size and proportion to target subscribers, and offer to existing Shareholders and other matters relating to the A Share Issue; b authorize Mr.
     Liu Jian and Mr. Li Yong as the Directors to sign and
     execute all application documents and other necessary
     documents and agreements relating to the A Share Issue as
     required by the relevant Supervisory departments, stock
     exchange and approval authorities c Within the scope of
     authorization by the general meeting and based on the
     actual circumstances; authorize Mr. Liu Jian and Mr. Li
                                                                           58





                               Global X China Energy ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
     Yong as the Directors to adjust the arrangements for the
     specific projects which the proceeds of the A Share Issue
     will be used for, including the amount of funds, time and
     method of implementation of the projects and the priority of
     the projects CONTD                                               Management None            Non-Voting
 20 CONTD d authorize Mr. Liu Jian and Mr. Li Yong, as the
     Directors to handle such relevant matters as share
     registration and listing, to submit relevant documents upon completion of the A Share Issue, to amend the Articles of
     Association being to amend i Article 16 for the purpose of amending the total issued ordinary shares of the Company
     and the shareholding percentage of the promoter upon
     completion of the A Share Issue; ii Article 17 for the
     purpose of amending the total number of A Shares issued
     by the Company upon completion of the A Share Issue, the
     total number of A Shares held by the CONTD                       Management None            Non-Voting
 21 CONTD promoter and the A Share Shareholders other than
     the promoter , and the respective percentages of the
     promoter, the A Share Shareholders other than the
     promoter and the H Share Shareholders in the total issued
     ordinary shares of the Company; and iii Article 20 for the purpose of amending the total registered capital of the
     Company upon completion of the A Share Issue, and carry
     out relevant registration procedures regarding the change of the registered capital of the Company; e authorize Mr. Liu
     Jian and Mr. Li Yong as a Directors to handle all other
     relevant matters related to the A Share Issue; f the
     authorization as set forth above shall be effective for 12 months commencing from the date of approval of the
     resolutions at the EGM of the Company                            Management None            Non-Voting
 22 PLEASE NOTE THAT THIS IS A REVISION DUE TO
     RECEIPT OF CONSERVATIVE RECORD DATE. IF YOU
     HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
     NOT RETURN THIS PROXY FORM UNLESS YOU
     DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
     THANK YOU.                                                       Management None            Non-Voting
CHINA OILFIELD SVCS LTD
 Security: Y15002101 Ticker:
 Meeting Type: Class Meeting Meeting Date: 28-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100511
     /LTN20100511559.pdf                                              Management None            Non-Voting
 2  Approve to issue under the A Shares in the domestic-listed
     Renminbi denominated ordinary shares of the Company              Management For             Voted - For
 3  Approve to issue under the A Share Issue has a nominal
     value of RMB 1.00 each                                           Management For             Voted - For
 4  Approve to issue under the A Share Issue will be no more than 500,000,000. The exact offering size will be
     determined by the Board and the lead underwriter [the
     sponsor] through negotiations, subject to the level of
     subscriptions If any ex-right or ex-dividend events, such as entitlement distribution, reserve capitalization or share
                                                        59





                                                 Global X China Energy ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
     placement, occur in the period between the date of the
     Board meeting [as defined below] approving the A Share
     Issue and the date of A Share Issue, the respective
     maximum number of Shares to be issued under the A Share
     Issue will be subject to corresponding adjustment                   Management For             Voted - For
5   Approve that natural persons, legal persons and securities investment funds who maintain A share accounts with the
     Shanghai Stock Exchange and other investors as approved
     by the CSRC [save for those investors who are not
     permitted to subscribe for the A Shares by law, regulation
     and/or policy of the PRC]                                           Management For             Voted - For
6   Approve that a portion of the new A Shares [the proportion of which is to be determined by the Board [as authorized by the Shareholders at the general meeting] and the lead
     underwriter] will first be offered to all existing A Share
     Shareholders whose names appeared on the share register
     on the record date on a pro-rata basis. Any new A Shares
     not subscribed by any existing A Share Shareholders may
     be allotted and issued to other potential investors. In the event that any connected person of the Company
     subscribes for any new A Shares under the A Share Issue,
     the Company shall comply with all relevant requirements
     under the Listing Rules Under the A Share Issue, all target
     subscribers are required to settle the subscription in cash         Management For             Voted - For
7   Approve that the issue price will be no less than the lower of
     [i] the average trading price of the A Shares for the 20
     trading days prior to the date of publication of the Offering
     Documents, or [ii] the average trading price of the A Shares on the trading day preceding the date of publication of the
     Offering Documents                                                  Management For             Voted - For
8   Approve that the A Share Issue will be conducted via a
     public offer of new A Shares through online and offline
     offering [within the meaning of the relevant PRC laws and
     regulations], pursuant to which the new A Shares will be
     offering through the trading system of the Shanghai Stock
     Exchange and through placement by the underwriter for the
     offering, respectively, to investors as approved by the
     CSRC, or other method as approved by the CSRC; the A
     Share Issue, if approved by the CSRC, shall be conducted
     in due course within six months thereafter                          Management For             Voted - For
9   Approve that the issue upon the completion of the A Share
     Issue, both the existing and new Shareholders will share the
     undistributed profits accumulated prior to the A Share Issue        Management For             Voted - For
10  Approve that the A Shares issued under the A Share Issue
     will be traded on the Shanghai Stock Exchange                       Management For             Voted - For
11  Approve that the resolution will be effective within 12
     months from the date when it is approved at the EGM of the
     Company; in addition to approval by this general meeting,
     this resolution is required to be submitted as special
     resolution to the class meetings of Shareholders for
     consideration and approval and the execution is subject to the approval of the CSRC; the plan approved by the CSRC
     shall be final                                                      Management For             Voted - For
12  Approve to raise a gross amount of no more than RMB 7
     billion [approximately HKD 8 billion] [inclusive of issuing
                                                                   60





                                                    Global X China Energy ETF
Proposal                                                                  Proposed by Mgt. Position Registrant Voted
        expenses] through the A Share Issue. It is currently
        intended that the proceeds raised from the A Share Issue
        will be used for the following projects: [1] building of oilfield service vessel[s] [approximately RMB2.56 billion
        [approximately HKD 2.9 billion]]; [2] building of 200 feet jack-up rig[s] [approximately RMB 1.93 billion
        [approximately HKD 2.2 billion]]; [3] building of deep-water
        AHTS vessel[s] [approximately RMB 1.03 billion
        [approximately HKD 1.2 billion]]; [4] building of twelve-
        streamer seismic vessel[s] [approximately RMB 960 million
        [approximately HKD 1.1 billion]; and [5] building of deep-
        water survey vessel[s] [approximately RMB520 million
        [approximately HKD 600 million]; the Company may invest
        in the above projects through utilizing its internal resources before the proceeds from the A Share Issue is made
        available to the Company. When the proceeds is available;
        authorize the Company to apply the proceeds to any
        injected capital in relation to the above projects which is incurred before the completion of the A Share Issue. 4 In
        the event that the proceeds raised from the A Share Issue is not sufficient for the purpose of the above projects, the
        Company will utilize other funding sources to cover the
        shortfall. Upon completion of any of the above projects,
        CONT the remaining proceeds raised from the A Share
        Issue [together with interest accrued thereon], if any, will be applied in other projects aforesaid, as approved by the
        Board and recommended by the independent Directors, the
        sponsor and the supervisory committee of the Company                  Management For             Voted - For
13 Authorize the Board for handling all relevant matters
        regarding the A Share Issue be and is hereby approved; in
        order to effectively complete, in an orderly manner, the A
        Share Issue by the Company in accordance with laws and
        regulations including the Company Law of the PRC and the
        Securities Law of the PRC and the Articles of Association,
        the following be and are hereby approved; [a] authorize the
        Directors Mr. Liu Jian and Mr. Li Yong, both to handle all matters relating to the A Share Issue, including but not
        limited to making specific determination on the timing of
        issue, offering size, method of issue, pricing method, issue price, target subscribers, offering size and proportion to target subscribers, and offer to existing Shareholders and other matters relating to the A Share Issue; [b] authorize the
        Directors Mr. Liu Jian and Mr. Li Yong, both to sign and
        execute all application documents and other necessary
        documents and agreements relating to the A Share Issue as
        required by the relevant supervisory departments, stock
        exchange and approval authorities; [c] authorize the
        Directors and based on the actual circumstances, Mr. Liu
        Jian and Mr. Li Yong, both being Directors, to adjust the
        arrangements for the specific projects which the proceeds
        of the A Share Issue will be used for, including the amount of funds, time and method of implementation of the projects and the priority of the projects; [d] authorize the Directors
        Mr. Liu Jian and Mr. Li Yong, both to handle such relevant matters as share registration and listing, to submit relevant documents upon completion of the A Share Issue, to amend
                                                                             61





                                               Global X China Energy ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
     the Articles of Association [being to amend [i] Article 16 for the purpose of amending the total issued ordinary shares of the Company and the shareholding percentage of the
     promoter upon completion of the A Share Issue; [ii] Article
     17 for the purpose of amending the total number of A
     Shares issued by the Company upon completion of the A
     Share Issue, the total number of A Shares held by the
     promoter and the A Share Shareholders [other than the
     promoter], and the respective percentages of the promoter, the A Share Shareholders [other than the promoter] and the
     H Share Shareholders in the total issued ordinary shares of the Company; and [iii] Article 20 for the purpose of
     amending the total registered capital of the Company] upon completion of the A Share Issue, and carry out relevant
     registration procedures regarding the change of the
     registered capital of the Company; [e] authorize the
     Directors Mr. Liu Jian and Mr. Li Yong, both to handle all other relevant matters related to the A Share Issue; [f]
     authorize to set forth above shall be effective for 12 months commencing from the date of approval of the resolutions at
     the EGM of the Company                                             Management For             Voted - For
XINAO GAS HLDGS LTD
 Security: G9826J104  Ticker:
 Meeting Type: Annual             Meeting Date: 30-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                            Management None            Non-Voting
 2  Receive the audited financial statements and the Directors'
     and the Independent Auditor's reports for the YE 31 DEC
     2009                                                               Management For             Voted - For
 3  Declare a final dividend                                            Management For             Voted - For
 4  Re-elect Mr. CHEUNG Yip Sang as a Director                          Management For             Voted - For
 5  Re-elect Ms. ZHAO Baoju as a Director                               Management For             Voted - For
 6  Re-elect Mr. JIN Yongsheng as a Director                            Management For             Voted - For
 7  Re-elect Mr. WANG Guangtian as a Director                           Management For             Voted - For
 8  Authorize the Board of Directors to fix the Directors' fees         Management For             Voted - For
 9  Re-appoint the Auditors and authorize the Board of
     Directors to fix their remuneration                                Management For             Voted - For
 10 Authorize the Directors to issue shares                             Management For             Voted - For
 11 Authorize the Directors to repurchase shares                        Management For             Voted - For
 12 Approve to extend the general mandate to issue shares by
     addition thereto the shares repurchased by the Company             Management For             Voted - For
 13 Approve the change of the english name of the Company
     from ''XinAo Gas Holdings Limited'' to ''ENN Energy
     Holdings Limited'' and the Chinese name as specified               Management For             Voted - For
 14 PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100526
     /LTN20100526344.pdf                                                Management None            Non-Voting
                                                                        62





                                 Global X China Industrials ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
SHANGHAI INDUSTRIAL HOLDINGS LTD
 CUSIP: Y7683K107
 Meeting Type: Extraordinary Meeting Date: 11-Jan-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                             Management None            Non - Voting
 2  Approve and ratify the sale and purchase agreement dated
     08 December 2009 [the 'Feng Tao Agreement'], a copy of
     which is produced to the meeting marked 'A' and initialed by the Chairman of the meeting for the purpose of
     identification] entered into between Glory Shine Holdings
     Limited as vendor and S.I. Urban Development Holdings
     Limited as purchaser for the sale and purchase of the Feng
     Tao Sale Share and the Feng Tao Sale Loan [as specified]
     and all transactions contemplated under or referred to in the
     Feng Tao Agreement and any other agreements or
     documents in connection therewith; and authorize any 1
     Director of the Company, or any 1 Director of the Company
     and countersigned by the secretary of the Company if the
     affixation of the common seal is necessary, to execute all such other documents and agreements and do all such acts
     and things as he or they may in his or their absolute
     discretion consider to be necessary, desirable, appropriate or expedient to implement and/or give effect to the Feng
     Tao Agreement and the transactions contemplated
     thereunder and all matters incidental to, ancillary to or in connection with the Feng Tao Agreement and/or any further
     agreement or document as mentioned in paragraph (a) of
     this resolution and/or the transactions contemplated
     thereunder and all other matters incidental thereto, including agreeing and making any modifications, amendments,
     waivers, variations or extensions of the Feng Tao
     Agreement and/or any further agreement or document as
     mentioned in paragraph (a) of this resolution and/or the
     transactions contemplated thereunder                               Management For             Voted - For
 3  Approve and ratify the sale and purchase agreement dated
     08 DEC 2009 [the 'Feng Shun Agreement', a copy of which
     is produced to the meeting marked 'C' and initialed by the
     Chairman of the meeting for the purpose of identification]
     entered into between Glory Shine Holdings Limited as
     vendor and S.I. Urban Development Holdings Limited as
     purchaser for the sale and purchase of the Feng Shun Sale
     Share and the Feng Shun Sale Loan [as specified] and all
     transactions contemplated under or referred to in the Feng
     Shun Agreement and any other agreements or documents
     in connection therewith; and b) authorize any one Director of the Company, or any 1 Director of the Company and
     countersigned by the secretary of the Company if the
     affixation of the common seal is necessary, be and is/are
     hereby authorized for and on behalf of the Company to
     execute all such other documents and agreements and do
                                                                   63





                             Global X China Industrials ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
     all such acts and things as he or they may in his or their absolute discretion consider to be necessary, desirable,
     appropriate or expedient to implement and/or give effect to the Feng Shun Agreement and the transactions
     contemplated thereunder and all matters incidental to,
     ancillary to or in connection with the Feng Shun Agreement and/or any further agreement or document as mentioned in
     paragraph (a) of this resolution and/or the transactions
     contemplated thereunder and all other matters incidental
     thereto, including agreeing and making any modifications,
     amendments, waivers, variations or extensions of the Feng
     Shun Agreement and/or any further agreement or document
     as mentioned in paragraph (a) of this resolution and/or the
     transactions contemplated thereunder                             Management For             Voted - For
 4  Approve and ratify the sale and purchase agreement dated
     08 DEC 2009 [the 'Shen-Yu Agreement', a copy of which is
     produced to the meeting marked 'D' and initialed by the
     Chairman of the meeting for the purpose of identification]
     entered into between S.I. Infrastructure Holdings Limited as purchaser, SIIC CM Development Limited as Vendor and
     Shanghai Industrial Investment [Holdings] Company Limited
     as guarantor for the sale and purchase of the Shen-Yu Sale
     Share and the 3 Shen-Yu Sale Loan [as specified] and all
     transactions contemplated under or referred to in the Shen-
     Yu Agreement and any other agreements or documents in
     connection therewith; and b) authorize the Director of the
     Company, or any 1 Director of the Company and
     countersigned by the secretary of the Company if the
     affixation of the common seal is necessary, to execute all such other documents and agreements and do all such acts
     and things as he or they may in his or their absolute
     discretion consider to be necessary, desirable, appropriate or expedient to implement and/or give effect to the Shen-Yu
     Agreement and the transactions contemplated thereunder
     and all matters incidental to, ancillary to or in connection with the Shen-Yu Agreement and/or any further agreement
     or document as mentioned in paragraph (a) of this
     resolution and/or the transactions contemplated thereunder and all other matters incidental thereto, including agreeing and making any modifications, amendments, waivers,
     variations or extensions of the Shen-Yu Agreement and/or
     any further agreement or document as mentioned in
     paragraph (a) of this resolution and/or the transactions
     contemplated thereunder                                          Management For             Voted - For
 5  Elect Mr. Qian Yi as an Executive Director of the Company         Management For             Voted - For
CHINA HIGH SPEED TRANSMISSION EQUIPMENT GROUP CO L
 CUSIP: G2112D105 Ticker:
 Meeting Type: Extraordinary      Ticker: Meeting Date: 15-Jan-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                          Management None            Non - Voting
 2  Ratify and approve the Amended and Restated Equity
     Swap dated 06 NOV 2009 entered into between the
                                                              64





                                 Global X China Industrials ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
     Company and Morgan Stanley & Co, International Plc as
     specified , the terms thereof and the transactions
     contemplated there under in all respects and authorize any one Director of the Company, generally and unconditionally, to do all such further acts and things and to sign and
     execute all such other documents, instruments and
     agreements and to take such steps which in the opinion of
     the director may be necessary, appropriate, desirable or
     expedient to implement and/or give effect to the terms of the
     Amended and Restated Equity Swap and the transactions
     contemplated thereunder                                           Management For             Voted - For
 3  Approve the proposed potential off-market repurchase by
     the Company of up to 12,612,707 ordinary shares of the
     Company as contemplated by the Amended and Restated
     Equity Swap Share Repurchase which represent up to
     approximately 1.01% of the existing issued share capital of the Company and authorize any one Director of the
     Company to do all such further acts and things and to sign and execute all such other documents, instruments and
     agreements and to take such steps which in the opinion of
     the Director may be necessary, appropriate, desirable or
     expedient to implement and/or give effect to the Share
     Repurchase                                                        Management For             Voted - For
 4  Please Note That This Is A Revision Due To
     Receipt Of Actual Record Date. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                      Management None            Non - Voting
SINOTRUK HONG KONG LTD
 CUSIP: Y8014Z102
 Meeting Type: Extraordinary Meeting Date: 18-Jan-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                            Management None            Non - Voting
 2  Approve and ratify the execution of the Equity Transfer
     Agreement as defined in the circular of the Company to the shareholder of the Company dated 15 DEC 2009 and
     approve the transaction thereunder                                Management For             Voted - For
 3  Authorize any Director of the Company to do all acts and execute and deliver whether under seal all such documents
     for and on behalf of the Company as he considers
     necessary or desirable in connection with the Equity
     Transfer Agreement and the transaction thereunder                 Management For             Voted - For
METALLURGICAL CORPORATION OF CHINA LTD
 CUSIP: Y5949Y119 Ticker:
 Meeting Type: Extraordinary           Ticker: Meeting Date: 16-Mar-2010
 1  Approve and ratify the entering into of the sale and
     purchase of commercial property agreement between
     Beijing Guangyuanli Properties Development Co., Ltd.
     Guangyuanli and China Metallurgical Group Corporation
                                                                   65





                                 Global X China Industrials ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
     Parent dated 30 DEC 2009 relating to the disposal of the
     MCC Tower by Guangyuanli to Parent, as specified, and the
     terms thereof                                                       Management For             Voted - For
 2  Approve the relevant adjustments to the specific breakdown of categories of equipment purchase for engineering and
     construction business and research & development, the
     investment projects as financed by the proceeds from the A
     share offering of the Company                                       Management For             Voted - For
BBMG CORP
 CUSIP: Y076A3105
 Meeting Type: Extraordinary Meeting Date: 30-Mar-2010
 1  Please Note That Shareholders Are Allowed
     To Vote In Favor Or Against Only For All
     Resolutions. Thank You.                                             Management None            Non - Voting
 2  Approve the proposed amendments to the Articles of
     Association of the Company the Articles of Association as
     set out in the circular of the Company dated 11 FEB 2010,
     and authorize the Board of Directors of the Company to
     deal with, on behalf of the Company, the relevant filing and amendments (where necessary) procedures and other
     related issues arising from the amendments to the Articles
     of Association                                                      Management For             Voted - For
 3  Approve the entering into the proposed arrangement the
     Arrangement pursuant to which certain debentures the
     Debentures will be issued pursuant to a real estate asset
     trust the REAT to be established in the PRC in accordance
     with terms and conditions as set out in the circular of the
     Company dated 11 FEB 2010, and authorize the Board of
     Directors of the Company to deal with, on behalf of the
     Company, all matters relating to the Arrangement, including but not limited to the following: (i) implement a specific plan for the Arrangement according to market conditions,
     including but not limited to the scope of the investment
     properties of the Company to be entrusted for establishing the REAT, timing of issue, issue size, issue price, maturity,
     whether to issue in tranches and CONTD                              Management For             Voted - For
 4  CONTD their respective size and maturity, interest rate and method of determination, conditions for redemption or
     repurchase, guarantees, other terms of the Debentures and
     all other matters relating to the Arrangement; (ii) determine the final use of proceeds in accordance with the needs of
     the Company; (iii) decide and appoint all intermediaries,
     including the trustee, the escrow bank(s) and the                   Management None            Non - Voting
    underwriters for the proposed Arrangement and the terms of appointment; (iv) apply to the relevant PRC regulatory
     authorities in relation to the Arrangement and make
     appropriate adjustments to the plan for the issue and terms of the Debentures in accordance with the laws, regulations and other administrative rules then promulgated by the PRC government and the feedback if any from CONTD
 5  CONTD the relevant PRC regulatory authorities; (v)
     approve and execute relevant legal documents relating to
                                                                   66





                                         Global X China Industrials ETF
Proposal                                                                Proposed by Mgt. Position Registrant Voted
     the Arrangement and make appropriate disclosure; and (vi)
     take all necessary actions to determine and make
     arrangements for all matters relating to the proposed
     Arrangement, including exercising discretion to delay or
     temporarily suspend or halt the entering into of the
     proposed Arrangement should such event of force majeure
     or other situations make the implementation of the
     Arrangement difficult or would not be beneficial to the
     Company even if it could be issued                                     Management None            Non - Voting
6   Approve, conditional upon passing of Resolution 1 as set
     out in the notice dated 11 FEB 2010 of this meeting, the
     proposed amendments to the rules of procedure of the
     general meeting adopted by the shareholders of the
     Company the Rules of Procedure as set out in the circular
     of the Company dated 11 FEB 2010, and authorize the
     Board of Directors of the Company to deal with, on behalf of the Company, the relevant filing and amendments where
     necessary) procedures and other related issues arising from
     the amendments to the Rules of Procedure                               Management For             Voted - For
7   Approve, conditional upon passing of Resolution 1 as set
     out in the notice dated 11 FEB 2010 of this meeting, that the
     Company may send or supply corporate communications
     as defined in the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited to the
     holders of H shares of the Company in relation to whom the conditions set below are met by making such Corporate
     communications available on the Company's own website
     http://www. bbmg.com.cn/ , and authorize the Directors of
     the Company to sign all such documents and/or do all such
     things which the Directors of the Company may consider
     necessary or expedient and in the interest of the
     shareholders of the Company and the Company for the
     purpose of effecting or otherwise in connection with the
     Company's proposed CONTD                                               Management For             Voted - For
8   CONTD communication with the holders of H shares of the
     Company through the Company's website, the supply of
     Corporate communications by making such corporate
     communications available on the Company's own website is
     subject to the fulfillment of the following conditions: (i) that each holder of H shares of the Company has been asked
     individually by the Company to agree that the Company
     may send or supply corporate communications generally, or
     the corporate communication in question, to such holder
     through the Company's website; and (ii) that the Company
     has not received any objection from such holders of H
     shares of the Company within the period of 28 days
     beginning with the date on which the Company's request
     was sent                                                               Management None            Non - Voting
9   Appoint Mr. Deng Guangjun as an Executive Director of the
     Company for a term                                                     Management For             Voted - For
10  Approve and ratify: (a) the terms of each of the equity
     transfer agreements all dated 07 JAN 201 0 the Acquisition
     Agreements entered into between the Company as
     purchaser and BBMG Group Company Limited or Beijing
     Dacheng Property Development Co., Ltd. as vendor as the
     case may be , as supplemented by the supplemental equity
                                                                      67





                                         Global X China Industrials ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
     transfer agreement dated 02 FEB 2010 between the three
     parties the Supplemental Agreement , in relation to each of the acquisitions as set out in the circular of the Company dated 11 FEB 2010 and all other incidental transactions;
     and CONTD                                                           Management For             Voted - For
11  CONTD (b) the execution of each of the Acquisition
     Agreements and the Supplemental Agreement by any
     Director of the Company; and authorize any Director of the
     Company to approve, sign or execute all such documents,
     instruments and agreements, and to take such steps, as he
     may consider necessary or appropriate to give effect to or in connection with each of the Acquisition Agreements and the
     Supplemental Agreement                                              Management None            Non - Voting
12  Approve the service purchase framework agreement dated
     08 JUL 2009, as amended and supplemented from time to
     time, entered into between the Company and BBMG Group
     Company Limited, the continuing connected transactions
     contemplated thereunder and the revised annual caps for
     such transactions for the 2 years ending 03 DEC 2011                Management For             Voted - For
13  Approve the goods sales framework agreement dated 08
     JUL 2009, as amended and supplemented from time to
     time, entered into between the Company and BBMG Group
     Company Limited, the continuing connected transactions
     contemplated thereunder and the revised annual caps for
     such transactions for the 2 years ending 03 DEC 2011                Management For             Voted - For
14  Approve the goods purchase framework agreement dated
     08 JUL 2009, as amended and supplemented from time to
     time, entered into between the Company and BBMG Group
     Company Limited, the continuing connected transactions
     contemplated thereunder and the revised annual caps for
     such transactions for the 2 years ending 03 DEC 2011                Management For             Voted - For
15  Approve the mutual supply of goods and service framework agreement dated 17 JAN 2010 entered into between the
     Company and Tianjin Building Materials Holdings Co., Ltd.,
     the continuing connected transactions contemplated
     thereunder and the proposed annual caps for such
     transactions for the two years ending 31 DEC 2011                   Management For             Voted - For
16  Approve and ratify the goods purchase framework
     agreement dated 08 JUL 2009, as amended and
     supplemented from time to time, entered into between the
     Company and BBMG Group Company Limited and goods
     purchase framework agreement dated 08 JUL 2009, as
     amended and supplemented from time to time, entered into
     between the Company and Beijing Tongda Refractory
     Technology Corporation, the continuing connected
     transactions contemplated thereunder and the revised
     annual cap being the annual maximum total amount of the
     transactions contemplated thereunder for the YE 31 DEC
     2009                                                                Management For             Voted - For
                                                                   68





                                        Global X China Industrials ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
SHENZHEN INTERNATIONAL HOLDINGS LTD
 CUSIP: G8086V104      Ticker:
 Meeting Type: Special                        Ticker: Meeting Date: 16-Apr-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR
     RESOLUTION 1. THANK YOU.                                          Management None            Non - Voting
 2  Approve the entering into of the capital increase agreement dated 21 MAR 2010 (the Agreement) (as specified) by
     Shenzhen International Total Logistics (Shenzhen) Co., Ltd.
     Total Logistics , a company established under the laws of
     the PRC and a wholly owned subsidiary of the Company,
     Air China Limited and Shenzhen Huirun Investment Co. Ltd.
     in relation to the capital contribution totaling RMB
     1,030,125,000 to Shenzhen Airlines Limited Shenzhen
     Airlines) and the contribution by Total Logistics of RMB
     347,981,250 to subscribe for an additional registered capital of RMB 173,125,000 in Shenzhen Airlines, and the
     transactions contemplated thereunder; and CONTD.                  Management For             Voted - For
 3  CONTD. authorize the Board of Directors of the Company
     (the Board) to do all such acts and things and execute all such documents as it considers necessary or expedient or
     desirable in connection with, or to give effect to, the
     Agreement and to implement the transactions contemplated
     thereunder and to agree to such variations, amendments or
     waivers of matters relating thereto as are, in the opinion of
     the Board, in the interest of the Company                         Management None            Non - Voting
CITIC RESOURCES HOLDINGS LTD
 CUSIP: G2155Y107      Ticker:
 Meeting Type: Special                        Meeting Date: 05-May-2010
 1  PLEASE NOTE THAT IMPORTANT ADDITIONAL
     MEETING INFORMATION IS AVAILABLE BY CLICKING
     ON THE MATERIAL URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100419
     /LTN20100419728.pdf                                               Management None            Non - Voting
 2  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                            Management None            Non - Voting
 3  Approve the extension of the exercise periods of the Share
     Options by three years from their current expiry dates            Management For             Voted - For
 4  Re-elect Mr. Tian Yuchuan as a Director of the Company
     with immediate effect                                             Management For             Voted - For
ASIA CEM CHINA HLDGS CORP
 CUSIP: G0539C106      Ticker:
 Meeting Type: Annual                         Meeting Date: 07-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                           Management None            Non - Voting
                                                                         69





                                         Global X China Industrials ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
2   Receive and adopt the audited financial statements and the reports of the Directors the 'Directors' of the Company and
     the Auditors the 'Auditors' for the YE 31 DEC 2009                   Management For             Voted - For
3   Approve and declare a final dividend for the YE 31 DEC
     2009                                                                 Management For             Voted - For
4   Re-elect Madam CHIANG SHAO Ruey Huey as a Director                    Management For             Voted - For
5   Re-elect Mr. CHANG Chen Kuen as a Director                            Management For             Voted - For
6   Re-elect Mr. LIU Zhen Tao as a Director                               Management For             Voted - For
7   Re-elect Mr. LEI Qian Zhi as a Director                               Management For             Voted - For
8   Authorize the Board of Directors the 'Board' to determine
     their remuneration                                                   Management For             Voted - For
9   Re-appoint Deloitte Touche Tohmatsu as the Auditors of the
     Company and to authorize the Board to fix their
     remuneration                                                         Management For             Voted - For
10  Authorize the Directors pursuant to the Rules the Listing
     Rules Governing the Listing of Securities on The Stock
     Exchange of Hong Kong Limited the Stock Exchange ,
     the exercise by the Directors during the Relevant Period as hereinafter defined on all the powers of the Company to
     allot, issue or otherwise deal with additional shares in the share capital of the Company and to make or grant offers,
     agreements and options which would or might require the
     exercise of such powers after the end of relevant period; the aggregate nominal amount of share capital allotted or
     agreed conditionally or unconditionally to be allotted
     whether pursuant to an option or otherwise and issued by
     the Directors pursuant to the approval in paragraph i of this
     Resolution, otherwise than by way of a a Rights Issue as
     hereinafter defined ; .Contd.                                        Management For             Voted - For
11  .Contd. or b the exercise of or the grant of any option
     under any Share Option Scheme of the Company or similar
     arrangement for the time being adopted for the issue or
     grant to officers and/or employees of the Company and/or
     any of its subsidiaries of shares or options to subscribe for or rights to acquire shares of the Company; or c any scrip dividend or similar arrangement providing for the allotment of shares in lieu of the whole or part of a dividend on shares in accordance with the Articles of Association of the
     Company in force from time to time, shall not exceed 20%
     of the aggregate nominal amount of the share capital of the
     Company in issue as at the date of passing of this
     Resolution and the said approval be limited accordingly;
     Authority expires the earlier at the conclusion of the next
     AGM of the Company or the expiration of the period within
     which the next AGM of the Company is required by the
     Articles of Association o                                            Management None            Non - Voting
12  Authorize the Directors during the Relevant Period as
     hereinafter defined of all the powers of the Company to
     repurchase issued shares in the share capital of the
     Company on the Stock Exchange or any other stock
     exchange on which the shares of the Company may be
     listed and recognized by the Securities and Futures
     Commission of Hong Kong the SFC and the Stock
     Exchange for such purpose, and otherwise in accordance
     with the rules and regulations of the SFC, the Stock
                                                                    70





                                       Global X China Industrials ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
     Exchange or of any other stock exchange as amended from
     time to time and all applicable laws in this regard; .Contd.      Management For             Voted - For
 13 .Contd. the aggregate nominal amount of issued shares of the Company which may be repurchased by the Company
     pursuant to the approval in this resolution during the
     relevant period shall not exceed 10% of the aggregate
     nominal amount of the share capital of the Company in
     issue as at the date of passing of this resolution and the said approval shall be limited accordingly; Authority expires the earlier at the conclusion of the next AGM of the
     Company or the expiration of the period within which the
     next AGM of the Company is required by the Articles of
     Association of the Company or any applicable laws to be
     held                                                              Management None            Non - Voting
 14 Approve, conditional upon Resolutions 05 and 06 above
     being passed, the general mandate granted to the Directors to allot, issue or otherwise deal with additional shares
     pursuant to Resolution 05 be and is hereby extended by the addition thereto of an amount representing the aggregate
     nominal amount of shares of the Company repurchased by
     the Company under the authority granted pursuant to
     Resolution 06                                                     Management For             Voted - For
BYD COMPANY LTD, SHENZHEN
 CUSIP: Y1023R104     Ticker:
 Meeting Type: Annual                        Meeting Date: 13-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                           Management None            Non - Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100326
     /LTN20100326019.pdf                                               Management None            Non - Voting
 3  Approve the working report of the Board of Directors of the
     Company for the YE 31 DEC 2009                                    Management For             Voted - For
 4  Approve the working report of the Supervisory Committee of
     the Company for the YE 31 DEC 2009                                Management For             Voted - For
 5  Approve the audited financial statements of the Company
     as at and for the YE 31 DEC 2009                                  Management For             Voted - For
 6  Approve the proposal for appropriation of profit of the
     Company for the YE 31 DEC 2009                                    Management For             Voted - For
 7  Re-appoint Ernst & Young as the Company's International
     Auditors for the FY of 2010, to hold office until the
     conclusion of the next AGM of the Company, and authorize
     the Board of Directors of the Company to determine its
     remuneration                                                      Management For             Voted - For
 8  Approve the remuneration of the Directors of the Company
     in 2010                                                           Management For             Voted - For
 9  Approve the remuneration of the Supervisors of the
     Company in 2010                                                   Management For             Voted - For
 10 Approve the Company, from the date on which this
     resolution is passed until the date of the conclusion of the
     2010 AGM of the shareholders to be held in 2011, and
                                                                        71





                                         Global X China Industrials ETF
Proposal                                                          Proposed by Mgt. Position Registrant Voted
     subject to the credit amount signed off by banks and the
     Company, to provide joint liability guarantees for its
     domestic subsidiaries in respect of bank loans to such
     subsidiaries within such credit amount                           Management For             Voted - For
11  Approve or ratify (i) the release of the pledge of 4,000,000
     Domestic Shares and 27,000,000 Domestic Shares by Mr.
     Lu Xiang-yang and Guangzhou Youngy Management &
     Investment Group Company Limited (Guangzhou Youngy),
     respectively, to China Construction Bank, Dongshan branch
     (CCB) to secure certain borrowings from CCB to
     Guangzhou Rongda Power Supply Material Co., Ltd.
     (Guangzhou Rongda); (ii) the pledge of 15,200,000
     Domestic Shares and 40,000,000 Domestic Shares by Mr.
     Lu Xiang-yang and Guangzhou Youngy, respectively, to
     CCB to secure certain new borrowings from CCB to
     Guangzhou Rongda; (iii) the release of the pledge of
     60,000,000 Domestic Shares by Mr. Lu Xiang-yang to
     Shenzhen Development Bank, Yangcheng branch (SDB) to
     secure certain borrowing from SDB to Guangzhou Rongda;
     and (iv) the pledge of 44,607,155 Domestic Shares by Mr.
     Lu Xiang-yang to SDB to secure certain new borrowing from
     SDB to Guangzhou Rongda                                          Management For             Voted - For
12  Approve the proposals (if any) put forward in accordance with the Articles of Association of the Company by any
     shareholder(s) holding 5% or more of the Shares carrying
     the right to vote at the AGM                                     Management For             Voted - For
13  Authorize the Board of Directors of the Company (the
     Board) a general mandate to allot, issue and deal with
     additional shares in the capital of the Company, whether
     domestic shares or H shares, subject to the conditions: (i)
     that the aggregate nominal amount of shares allotted,
     issued and dealt with or agreed conditionally or
     unconditionally to be allotted, issued or dealt with by the
     Board pursuant to the general mandate shall not exceed
     20% of the total nominal amount of shares of the same
     class of the Company in issue; (ii) that the exercise of the general mandate is subject to all governmental and/or
     regulatory approval(s), if any, under the applicable law
     (including but without limitation to the Company Law of the
     PRC and the Rules Governing the Listing of Securities on
     The Stock Exchange of Hong Kong Limited); [Authority
     expires the earlier of the conclusion of the next AGM of the
     Company or the expiration of a 12-month period following
     the passing of this resolution; and to approve, execute and do or procure to be executed and done, all such documents, deeds and things as it may consider necessary in
     connection with the allotment and issue of any new shares
     pursuant to the exercise of the general mandate referred to
     in this resolution                                               Management For             Voted - For
14  Authorize the Directors of BYD Electronic (International)
     Company Limited (BYD Electronic) to allot, issue and
     otherwise deal with new shares of BYD Electronic not
     exceeding 20% of the aggregate nominal amount of the
     issued share capital of BYD Electronic                           Management For             Voted - For
                                                                           72





                                       Global X China Industrials ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
SHANGHAI INDUSTRIAL HOLDINGS LTD
 CUSIP: Y7683K107     Ticker:
 Meeting Type: Annual                        Meeting Date: 18-May-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                          Management None            Non - Voting
 2  Adopt the audited consolidated financial statements of the
     Company for the YE 31 Dec 2009 together with the reports
     of the Directors and the Auditor thereon                        Management For             Voted - For
 3  Declare a final dividend                                         Management For             Voted - For
 4  Re-election of Mr. Qian Shi Zheng as a Director                  Management For             Voted - For
 5  Re-election of Dr. Lo Ka Shui as a Director                      Management For             Voted - For
 6  Re-election of Prof. Woo Chia-Wei as a Director                  Management For             Voted - For
 7  Authorize the Board to fix the Directors' remuneration           Management For             Voted - For
 8  Re-appointment of Messrs. Deloitte Touche Tohmatsu as
     the Auditor and authorize the Board of Directors to fix
     Auditor's remuneration                                          Management For             Voted - For
 9  Authorize the Directors to give a general mandate to
     repurchase shares not exceeding 10% of the issued share
     capital                                                         Management For             Voted - For
 10 Authorize the Directors to give a general mandate to allot, issue and deal with additional shares not exceeding 20% of
     the issued share capital                                        Management For             Voted - For
 11 Approve to extend the general mandate granted to the
     Directors to issue shares by the number of shares
     repurchased                                                     Management For             Voted - For
 12 PLEASE NOTE THAT IMPORTANT ADDITIONAL
     MEETING INFORMATION IS AVAILABLE BY CLICKING
     ON THE MATERIAL URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100415
     /LTN20100415446.pdf                                             Management None            Non - Voting
SINOTRUK HONG KONG LTD
 CUSIP: Y8014Z102     Ticker:
 Meeting Type: Annual                        Meeting Date: 18-May-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                          Management None            Non - Voting
 2  Receive the audited consolidated financial statements of the
     Company and its subsidiaries and the reports of the
     Directors and the Auditor of the Company for the YE 31
     DEC 2009                                                        Management For             Voted - For
 3  Declare a final dividend of HKD 0.06 per share for the YE
     31 DEC 2009                                                     Management For             Voted - For
 4  Re-elect Mr. Pan Qing as the Director of the Company             Management For             Voted - For
 5  Re-elect Dr. Georg Pachta-Reyhofen as the Director of the
     Company                                                         Management For             Voted - For
 6  Re-elect Mr. Jorg Schwitalla as the Director of the Company      Management For             Voted - For
 7  Re-elect Mr. Lars Wrebo as the Director of the Company           Management For             Voted - For
 8  Re-elect Mr. Lin Zhijun as the Director of the Company           Management For             Voted - For
                                                                        73





                                       Global X China Industrials ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
 9  Re-elect Mr. Hu Zhenghuan as the Director of the Company          Management For             Voted - For
 10 Re-elect Mr. Li Xianyun as the Director of the Company            Management For             Voted - For
 11 Authorize the Board of Director to fix remunerations of the
     Directors of the Company                                         Management For             Voted - For
 12 Re-appoint PricewaterhouseCoopers as the Auditor and
     authorize the Board of Directors to fix its remuneration         Management For             Voted - For
CHINA SHANSHUI CEMENT GROUP LTD
 CUSIP: G2116M101     Ticker:
 Meeting Type: Annual                        Meeting Date: 19-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR ALL
     RESOLUTIONS NUMBERS. THANK YOU.                                  Management None            Non - Voting
 2  PLEASE NOTE THAT IMPORTANT ADDITIONAL
     MEETING INFORMATION IS AVAILABLE BY CLICKING
     ON THE MATERIAL URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100419
     /LTN20100419412.pdf                                              Management None            Non - Voting
 3  To receive and adopt the audited consolidated financial
     statements of the Company and its subsidiaries and the
     reports of the Directors and Auditors for the year ended 31
     December 2009                                                    Management For             Voted - For
 4  To declare a final dividend for the year ended 31 December
     2009                                                             Management For             Voted - For
 5  To re-elect Mr. Yu Yuchuan as a Director and to authorize the Board of Directors of the Company to fix the Director's
     remuneration                                                     Management For             Voted - For
 6  To re-elect Mr. Homer Sun as a Director and to authorize the Board of Directors of the Company to fix the Director's
     remuneration                                                     Management For             Voted - For
 7  To re-elect Mr. Sun Jianguo as a Director and to authorize the Board of Directors of the Company to fix the Director's
     remuneration                                                     Management For             Voted - For
 8  To re-appoint KPMG as the Auditors of the Company and to
     authorize the Board of Directors to fix their remuneration       Management For             Voted - For
 9  To grant a general and unconditional mandate to the Board
     of Directors to issue shares of the Company                      Management For             Voted - For
 10 To grant a general and unconditional mandate to the Board
     of Directors to repurchase the Company's shares                  Management For             Voted - For
 11 To the extension of the general mandate granted to the
     Board of Directors pursuant to Resolution 5.1 to cover the shares repurchased by the Company pursuant to
     Resolution 5.2                                                   Management For             Voted - For
 12 To amend the Articles of Association of the Company (the
     Articles) in relation to the appointment of new Directors by
     special resolution                                               Management For             Voted - For
 13 To amend the Articles in relation to the maximum and
     minimum number of Directors                                      Management For             Voted - For
 14 To amend the Articles in relation to the establishment of
     Executive Committee and Nomination Committee                     Management For             Voted - For
 15 To amend the Articles in relation to the term of the
     Chairman and Vice-Chairman                                       Management For             Voted - For
                                                                        74





                                       Global X China Industrials ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
 16 To amend the Articles in relation to the Notice of Board
     meeting                                                           Management For             Voted - For
SHENZHEN INTERNATIONAL HOLDINGS LTD
 CUSIP: G8086V104     Ticker:
 Meeting Type: Annual                        Meeting Date: 19-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                           Management None            Non - Voting
 2  PLEASE NOTE THAT IMPORTANT ADDITIONAL
     MEETING INFORMATION IS AVAILABLE BY CLICKING
     ON THE MATERIAL URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100416
     /LTN20100416618.pdf                                               Management None            Non - Voting
 3  Receive and consider the audited financial statements and the reports of the Directors and of the Auditor for the YE 31
     DEC 2009                                                          Management For             Voted - For
 4  Declare the final dividend and the special dividend for the
     YE 31DEC 2009                                                     Management For             Voted - For
 5  Re-elect Mr. Guo Yuan as a Director                                Management For             Voted - For
 6  Re-elect Mr. To Chi Keung, Simon as a Director                     Management For             Voted - For
 7  Re-elect Mr. Leung Ming Yuen, Simon as a Director                  Management For             Voted - For
 8  Authorize the Board of Directors to fix the Directors'
     remuneration                                                      Management For             Voted - For
 9  Re-appoint the Auditor of the Company and authorize the
     Board of Directors to fix the Auditor's remuneration              Management For             Voted - For
 10 Grant a repurchase mandate to the Directors to repurchase
     shares in the Company as specified                                Management For             Voted - For
 11 Grant a general mandate to the Directors to allot, issue and
     otherwise deal with the shares in the Company as specified        Management For             Voted - For
 12 Approve to extend the general mandate granted to the
     Directors to allot, issue and otherwise deal with the shares
     in the Company as specified                                       Management For             Voted - For
 13 Adopt the Chinese name as the secondary name of the
     Company                                                           Management For             Voted - For
CHINA RESOURCES CEMENT HOLDINGS LIMITED NEW
 CUSIP: ADPV12973     Ticker:
 Meeting Type: Annual                        Meeting Date: 20-May-2010
 1  PLEASE NOTE THAT THE SHAREHOLDERS ARE
     ALLOWED TO VOTE FOR OR AGAINST FOR ALL THE
     RESOLUTIONS. THANK YOU.                                           Management None            Non - Voting
 2  Receive Audited financial statements, the report of the
     Directors and the Independent Auditor's report for the YE 31
     DEC 2009                                                          Management For             Voted - For
 3  Re-election of Mr. Zhou Longshan as a Director                     Management For             Voted - For
 4  Re-election of Mr. Lau Chung Kwok Robert as a Director             Management For             Voted - For
 5  Re-election of Mr. Li Fuzuo as a Director                          Management For             Voted - For
 6  authorize the Board of Directors to fix the remuneration of
     the Directors of the Company                                      Management For             Voted - For
                                                                        75





                                         Global X China Industrials ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
7   Re-appointment of the Auditors and authorize the board of
     Directors to fix their remuneration                                 Management For             Voted - For
8   Authorize the Directors of the Company, subject to
     paragraph below, during the relevant period as hereinafter defined of all the powers of the Company to repurchase
     shares of HKD 0.10 each in the capital of the Company on
     the Stock Exchange of Hong Kong Limited the Stock
     Exchange or on any other stock exchange on which the
     securities of the Company may be listed and recognized by
     the securities and Futures Commission of Hong Kong and
     the Stock Exchange for this purpose, subject to and in
     accordance with all applicable laws and the requirements of the Rules Governing the Listing of Securities on the Stock
     Exchange or of any other stock exchange as amended from
     time to time; the aggregate nominal amount of shares of the
     Company pursuant to the approval in CONTD.                          Management For             Voted - For
9   CONTD paragraph above shall not exceed 10% of the
     aggregate nominal amount of the issued share capital of the
     Company as at the date of this resolution and the said
     approval shall be limited accordingly; and for the purposes of this resolution, Authority shall expires at the conclusion of the next AGM of the Company within which the next AGM
     of the Company is required by law to be held; the date on
     which the authority set out in this Resolution is revoked or varied by an ordinary resolution of the shareholders in
     general meeting of the Company                                      Management None            Non - Voting
10  Authorize the Directors of the Company, subject to
     paragraph below, during the relevant period as hereinafter defined of all the powers of the Company to allot, issue and deal with additional shares of HKD 0.10 each in the capital of the Company and to make or grant offers, agreements
     and options including bonds, warrants and debentures
     convertible into shares of the Company ; the aggregate
     nominal amount of share capital allotted or agreed
     conditionally or unconditionally to be allotted whether
     pursuant to an option or otherwise pursuant to the approval in paragraph above, otherwise than a an offer of shares
     open for a period fixed by the Directors of the Company to the holders of shares of the Company on the register on a
     fixed record date in proportion to their then holdings of
     CONTD.                                                              Management For             Voted - For
11  CONTD such shares as at that date subject to such
     exclusions or other arrangements as the Directors of the
     Company may deem necessary or expedient in relation to
     fractional entitlements or having regard to any restrictions or obligations under the laws of, or the requirements of any
     recognized regulatory body or any stock exchange in, any
     territory outside Hong Kong applicable to the Company as
     hereinafter defined an issue of shares under any option
     scheme or similar arrangement for the time being adopted
     for the grant or issue of shares or rights to acquire shares of the Company; an issue of shares upon the exercise of the
     subscription or conversion rights under the terms of any
     warrants or any securities of the Company which are
     convertible into shares of the Company; or and CONTD                Management None            Non - Voting
                                                                           76





                                 Global X China Industrials ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
 12 CONTD issue of shares as scrip dividends pursuant to the
     Articles of Association of the Company from time to time
     shall not exceed 20% of the aggregate nominal amount of
     the issued share capital of the Company as at the date of
     passing this resolution, and the said approval shall be
     limited accordingly; and for the purpose of this resolution;
     Authority shall expires at the conclusion of the next AGM of the Company within which the next AGM of the Company is
     required by law to be held; the date on which the authority set out in this Resolution is revoked or varied by an ordinary resolution of the shareholders in general meeting of the
     Company                                                            Management None            Non - Voting
 13 Authorize the Directors of the Company, subject to the
     passing of the resolution nos. 4 and 5 set out in the notice convening this meeting, to allot, issue and deal with
     additional shares pursuant to resolution no.5 set out in the notice convening this meeting be and is hereby extended by the addition thereto of an amount representing the
     aggregate nominal amount of shares in the capital of the
     Company repurchased by the Company under the authority
     granted pursuant to resolution no.4 set out in the notice
     convening this meeting, provided that such amount of
     shares so repurchased shall not exceed 10% of the
     aggregate nominal amount of the issued share capital of the
     Company as at the date of the said resolution                      Management For             Voted - For
CHINA RESOURCES CEMENT HOLDINGS LIMITED NEW
 CUSIP: ADPV12973
 Meeting Type: Extraordinary Meeting Date: 20-May-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                             Management None            Non - Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100429
     /LTN20100429396.pdf                                                Management None            Non - Voting
 3  Approve and ratify the entering into of the Master Coal
     Supply Agreement dated 09 APR 2010, to authorize any 1
     Director of the Company to take such actions and execute
     such documents [to be countersigned by another Director of the Company if the common seal of the Company is
     required to be affixed thereto] and to approve the proposed aggregate annual caps for the supply of coal under the
     Master Coal Supply Agreement for each of the three
     periods: (1) from 09 APR 2010 to 31 DEC 2010; (2) from 01
     JAN 2011 to 31 DEC 2011; and (3) from 01 JAN 2012 to 31
     DEC 2012 are RMB 1,200 million, RMB 4,320 million and
     RMB 6,912 million equivalent to approximately HKD 1,364
     million, HKD 4,909 million and HKD 7,855 million,
     respectively                                                       Management For             Voted - For
                                                                   77





                                       Global X China Industrials ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
SINOTRANS SHIPPING LTD
 CUSIP: Y8014Y105     Ticker:
 Meeting Type: Annual                        Ticker: Meeting Date: 25-May-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                          Management None            Non - Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100409
     /LTN20100409255.pdf                                             Management None            Non - Voting
 3  Receive the audited financial statements and the report of the Directors and the Independent Auditor's report for the
     YE 31 DEC 2009                                                  Management For             Voted - For
 4  Declare a final dividend                                         Management For             Voted - For
 5  Authorize the Board to fix the Directors' fees                   Management For             Voted - For
 6  Re-appoint the Auditors and authorize the Board to fix their
     remuneration                                                    Management For             Voted - For
 7  Authorize the Directors to repurchase shares                     Management For             Voted - For
 8  Authorize the Directors to issue shares                          Management For             Voted - For
 9  Approve an extension of general mandate to be given to
     Directors to issue shares                                       Management For             Voted - For
TIANJIN DEVELOPMENT HOLDINGS LTD
 CUSIP: Y8822M103     Ticker:
 Meeting Type: Annual                        Meeting Date: 26-May-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                          Management None            Non - Voting
 2  Receive and approve the audited consolidated financial
     statements and the reports of the Directors and
     Independent Auditor for the YE 31 DEC 2009                      Management For             Voted - For
 3  Re-elect Mr. Wu Xuemin as a Director                             Management For             Voted - For
 4  Re-elect Mr. Zheng Daoquan as a Director                         Management For             Voted - For
 5  Re-elect Dr. Wang Jiandong as a Director                         Management For             Voted - For
 6  Re-elect Mr. Bai Zhisheng as a Director                          Management For             Voted - For
 7  Re-elect Mr. Wang Zhiyong as a Director                          Management For             Voted - For
 8  Re-elect Dr. Eliza Chan Ching Har as a Director                  Management For             Voted - For
 9  Re-elect Mr. Mak Kwai Wing as a Director                         Management For             Voted - For
 10 Authorize the Board of Directors to fix the remuneration of
     the Directors                                                   Management For             Voted - For
 11 Re-appointment of Messrs. PricewaterhouseCoopers as
     Independent Auditor and authorize the Board of Directors to
     fix the remuneration of the Independent Auditor                 Management For             Voted - For
 12 Authorize the Directors of the Company, to repurchase
     shares of the Company on The Stock Exchange of Hong
     Kong Limited the Stock Exchange or on any other stock
     exchange on which the shares of the Company may be
     listed and recognized by the Securities and Futures
     Commission and the Stock Exchange for this purpose,
     subject to and in accordance with all applicable laws and
                                                                        78





                                         Global X China Industrials ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
     regulations and the requirements of the Rules Governing
     the Listing of Securities on the Stock Exchange or of any
     other stock exchange as amended from time to time during
     the relevant period; the aggregate nominal amount of the
     shares to be repurchased pursuant to this resolution shall
     not exceed 10% of the CONTD.                                        Management For             Voted - For
13  CONTD. aggregate nominal amount of the share capital of
     the Company in issue on the date of this Resolution and the said approval shall be limited accordingly; Authority expires the earlier of the conclusion of the next AGM of the
     Company or the expiration of the period within which the
     next AGM of the Company is required by the Companies
     Ordinance Chapter 32 of the Laws of Hong Kong or the
     Articles of Association of the Company or other applicable
     laws of Hong Kong to be held                                        Management None            Non - Voting
14  Authorize the Directors of the Company, to issue, allot and deal with additional shares in the capital of the Company, and to make or grant offers, agreements and options in
     respect thereof; subject to the following conditions: the
     aggregate nominal amount of shares allotted or agreed
     conditionally or unconditionally to be allotted whether
     pursuant to an option or otherwise by the Directors of the
     Company otherwise than pursuant to i a Rights Issue as
     specified , or ii an issue of shares in the Company upon
     the exercise of the subscription rights attaching to any
     warrants of the Company, CONTD.                                     Management For             Voted - For
15  CONTD. or iii an issue of shares pursuant to the exercise of any options which may be granted under any option
     scheme or similar arrangement for the time being adopted
     for the grant or issue to the grantee as specified in such scheme or similar arrangement of shares or rights to
     acquire shares of the Company; or iv an issue of shares in the capital of the Company as scrip dividends pursuant to
     the Articles of Association of the Company from time to
     time, shall not exceed 20% of the aggregate nominal
     amount of the share capital of the Company in issue on the
     date of this resolution; and CONT D.                                Management None            Non - Voting
16  CONTD Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the
     period within which the next AGM of the Company is
     required by the Companies Ordinance Chapter 32 of the
     Laws of Hong Kong or the Articles of Association of the
     Company or other applicable laws of Hong Kong to be held            Management None            Non - Voting
17  Approve, conditional upon passing Resolution 4A set out in the Notice convening this meeting, to extend the general
     mandate to the Directors of the Company to exercise the
     powers of the Company to allot shares pursuant to
     Resolution 4B set out in the Notice convening this meeting by the addition to the aggregate nominal amount of the
     share capital which may be allotted or agreed conditionally
     or unconditionally to be allotted by the Directors CONTD.           Management For             Voted - For
18  CONTD. of the Company pursuant to such general
     mandate, of an amount representing the aggregate nominal
     amount of the share capital of the Company repurchased by
     the Company under the authority granted pursuant to
     Resolution 4A set out in the notice convening this meeting,
                                                                   79





                                       Global X China Industrials ETF
 Proposal                                                 Proposed by Mgt. Position Registrant Voted
     provided that such amount shall not exceed 10% of the
     aggregate nominal amount of the share capital of the
     Company in issue on the date of this resolution          Management None            Non - Voting
CHINA NATL MATLS CO LTD
 CUSIP: Y15048104     Ticker:
 Meeting Type: Annual                        Meeting Date: 01-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTION NUMERS. THANK YOU.                            Management None            Non - Voting
 2  Approve the report of the Board of Directors of the
     Company for the YE 31 DEC 2009                           Management For             Voted - For
 3  Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                           Management For             Voted - For
 4  Approve the audited financial statements of the Company
     for the YE 31 DEC 2009                                   Management For             Voted - For
 5  Approve the profit distribution proposal of the Company, namely, the proposal for distribution of a final dividend of
     RMB 0.025 per share tax inclusive in an aggregate amount
     of RMB 89,286,600 for the YE 31 DEC 2009, and to
     authorize the Chairman of the Board of Directors of the
     Company to implement the aforesaid distribution          Management For             Voted - For
 6  Amend the Articles of Association of the Company (the
     Articles of Association) and authorize any Executive
     Director of the Company to sign or execute such other
     documents on behalf of the Company and to do all such
     things and take all such actions as he may consider
     necessary or desirable for the purpose of the proposed
     amendments to the Articles of Association as he may
     consider necessary, desirable or expedient; and amend, the existing Article 60 Paragraph 2, the existing Article 119
     Paragraph 1, the existing Article 120 Paragraph 1, the
     existing Article 148 Paragraph 2, the existing Article 165 (2), the existing Article 166 Paragraph 2, the existing Article 168
     and the existing Article 170 Paragraph 2                 Management For             Voted - For
 7  Approve a general mandate to the Board of Directors of the
     Company to issue, allot and deal with additional Unlisted
     Shares not exceeding 20% of the Unlisted Shares in issue;
     and additional H Shares not exceeding 20% of the H
     Shares in issue, and to authorize the Board of Directors to make such corresponding amendments to the Articles of
     Association as it think fit so as to reflect the new capital structure upon the allotment and issue of the shares:
     subject to this resolution and in accordance with the
     relevant requirements of the Rules Governing the Listing of
     Securities the 'Hong Kong Listing Rules' on The Stock
     Exchange of Hong Kong Limited the 'Hong Kong Stock
     Exchange' , the Articles of Association and the applicable laws and regulations of the PRC, to allot, issue and deal
     with, either separately or CONTD.                        Management For             Voted - For
 8  CONTD. concurrently, additional Unlisted Shares and H
     Shares of the Company and to make or grant offers,
     agreements, options and rights of exchange or conversion
     of shares which might require the exercise of such powers;
                                                        80





                                       Global X China Industrials ETF
 Proposal                                                              Proposed by Mgt. Position Registrant Voted
     and to make or grant offers, agreements, options and rights of exchange or conversion of shares which might require
     the exercise of such powers after the end of the Relevant
     Period; each of the aggregate nominal amounts of Unlisted
     Shares and H Shares allotted, issued and dealt with or
     agreed conditionally or unconditionally to be allotted, issued and dealt with whether pursuant to an option or otherwise
     by the Board of Directors pursuant shall not exceed 20% of each of the aggregate nominal amounts of Unlisted Shares
     and H Shares of the Company, respectively, in issue at the
     date of passing this resolution, CONTD.                               Management None            Non - Voting
 9  CONTD. otherwise than pursuant to a rights issue; or any scrip dividend or similar arrangement providing for allotment of shares in lieu of the whole or part of a dividend on shares of the Company, in accordance with the relevant
     requirements of the Hong Kong Listing Rules, the Articles of
     Association and the applicable laws and regulations of the
     PRC; Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period
     within which the next AGM is to be held by law ; and the
     Board of Directors to make corresponding amendments to
     the Articles of Association as it thinks fit so as to reflect the new capital structure upon the allotment or issue of shares
     as provided in this resolution                                        Management None            Non - Voting
ANHUI CONCH CEM CO LTD
 CUSIP: Y01373102     Ticker:
 Meeting Type: Annual                        Meeting Date: 03-Jun-2010
 1  PLEASE NOTE THE SHAREHOLDERS ARE ALLOWED
     TO VOTE IN FAVOR OR AGAINST FOR ALL
     RESOLUTIONS. THANK YOU.                                               Management None            Non - Voting
 2  Approve the report of the Board of Directors of the
     Company for the YE 31 DEC 2009                                        Management For             Voted - For
 3  Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                        Management For             Voted - For
 4  Receive and approve the audited financial reports prepared in accordance with the accounting standards generally
     accepted in the People's Republic of China the PRC and
     the International Financial Reporting Standards respectively
     for the YE 31 DEC 2009                                                Management For             Voted - For
 5  Re-elect Mr. Guo Wensan as an Executive Director of the
     Company for a term commencing on 3 JUN 2010 and
     expiring on 2 JUN 2013                                                Management For             Voted - For
 6  Re-elect Mr. Guo Jingbin as an Executive Director of the
     Company for a term commencing on 3 JUN 2010 and
     expiring on 2 JUN 2013                                                Management For             Voted - For
 7  Re-elect Mr. Ji Qinying as an Executive Director of the
     Company for a term commencing on 3 JUN 2010 and
     expiring on 2 JUN 2013                                                Management For             Voted - For
 8  Re-elect Mr. Qi Shengli as an Executive Director of the
     Company for a term commencing on 3 JUN 2010 and
     expiring on 2 JUN 2013                                                Management For             Voted - For
                                                                        81





                                         Global X China Industrials ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
9   Re-elect Mr. Wu Jianping as an Executive Director of the
     Company for a term commencing on 3 JUN 2010 and
     expiring on 2 JUN 2013                                               Management For             Voted - For
10  Re-elect Mr. Kang Woon as an independent nonExecutive
     Director of the Company for a term commencing on 3 JUN
     2010 and expiring on 2 JUN 2013                                      Management For             Voted - For
11  Re-elect Mr. Chan Yuk Tong as an independent non-
     Executive Director of the Company for a term commencing
     on 3 JUN 2010 and expiring on 2 JUN 2012                             Management For             Voted - For
12  Re-elect Mr Ding Meicai as an Independent Non-Executive
     Director of the Company for a term commencing on 3 JUN
     2010 and expiring on 2 JUN 2013                                      Management For             Voted - For
13  Re-elect Mr, Wang Jun as a supervisor of the Supervisory
     Committee of the Company for a term commencing on 3
     JUN 2010 and expiring on 2 JUN 2013                                  Management For             Voted - For
14  Re-elect Mr. Wang Yanmou as a supervisor of the
     Supervisory Committee of the Company for a term
     commencing on 3 JUN 2010 and expiring on 2 JUN 2013                  Management For             Voted - For
15  Re-appointment of KPMG Huazhen Certified Public
     Accountants and KPMG Certified Public Accountants as the
     PRC auditors and International auditors of the Company
     respectively, and authorize the Board to determine the
     remuneration of the auditors                                         Management For             Voted - For
16  Approve, the Company's 2009 profit appropriation proposal the details of which are set out in item no. 5 entitled Profit
     Appropriation Proposal of the Report of the Directors
     contained in the Company's 2009 Annual Report and in
     page 5 of the Company's circular dated 16 APR 2010, of
     which this notice forms part , and b the amendments to the articles of association of the Company as described in
     Appendix 2 to the circular of the Company dated 16 APR
     2010, CONTD.                                                         Management For             Voted - For
17  CONTD. of which this notice forms part in connection with the Capitalisation Issue; and c the grant of authority to the board of Directors of the Company to make all necessary
     and desirable amendments to the Company's articles of
     association in order to reflect the allocation of the
     Company's capital reserve-share premium to the
     Company's share capital under the Capitalisation Issue as
     defined in the Company's circular dated 16 APR 2010 which
     contains the notice of 2009 AGM , and to do all necessary
     actions and attend to all necessary filings arising therefrom
     and in connection therewith                                          Management None            Non - Voting
18  Approve, subject to the restrictions under c and d below and in accordance with the requirements of the Rules
     Governing the Listing of Securities the Listing Rules on
     the The Stock Exchange of Hong Kong Limited HK Stock
     Exchange , the Company Law of the PRC, and other
     applicable laws and regulations in each case, as amended
     from time to time , an unconditional general mandate be
     and is hereby granted to the Board to exercise once or in
     multiple times during the Relevant Period as defined
     below all the powers of the Company to allot and issue
     ordinary shares new shares on such terms and
                                                                    82





                                         Global X China Industrials ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
     conditions as the Board may determine and that, in the
     exercise of their powers to allot and issue shares, CONTD.          Management For             Voted - For
19  CONTD. the authority of the Board shall include without
     limitation : i the determination of the class and number of the shares to be allotted; ii the determination of the issue price of the new shares; iii the determination of the
     opening and closing dates of the issue of new shares; iv
     the determination of the class and number of new shares if any to be issued to the existing shareholders; v to make
     or grant offers, agreements and options which might require the exercise of such powers; and vi in the case of an offer or issue of shares to the shareholders of the Company,
     excluding shareholders who are residents outside the PRC
     CONTD.                                                              Management None            Non - Voting
20  CONTD. or the Hong Kong Special Administrative Region
     Hong Kong on account of prohibitions or requirements
     under overseas laws or regulations or for some other
     reasons which the Board considers expedient; b upon the
     exercise of the powers granted under paragraph a , the
     Board may during the Relevant Period make or grant
     offers, agreements and options which might require the
     shares relating to the exercise of the authority thereunder being allotted and issued after the expiry of the Relevant
     Period; c the aggregate amount of the overseas listed
     foreign shares to be allotted or conditionally or
     unconditionally agreed to be allotted whether pursuant to
     the exercise of options or otherwise by the Board pursuant
     to CONTD.                                                           Management None            Non - Voting
21  CONTD. the authority granted under paragraph a above
     excluding any shares which may be allotted upon the
     conversion of the capital reserve into capital in accordance with the Company Law of the PRC or the Articles of
     Association of the Company shall not exceed 20%of the
     aggregate number of the overseas listed foreign shares of
     the Company in issue as at the date of passing of this
     Resolution; d the Board in exercising the powers granted
     under paragraph a above shall be i in compliance with
     the Company Law of the PRC, CONTD.                                  Management None            Non - Voting
22  CONTD. other applicable laws and regulations of the PRC, and the Listing Rules in each case, as amended from time
     to time and ii subject to the approvals of China Securities
     Regulatory Commission CSRC and relevant authorities
     of the PRC being given; Authority expires at the earlier of the conclusion of the next AGM of the Company or the date
     falling 12 months from the date of passing of this Resolution
     ; f the Board shall, subject to the relevant approvals of the relevant authorities and the exercise of the powers granted under paragraph a above in accordance with the Company
     Law CONTD.                                                          Management None            Non - Voting
23  CONTD. and other applicable laws and regulations of the
     PRC, increase the Company's registered capital to such
     amount as shall equal the aggregate nominal amounts of
     the relevant number of shares allotted and issued upon the exercise of the powers granted under paragraph a of this
     Resolution, provided that the registered capital of the
     Company shall not exceed 120% of the amount of
                                                                   83





                                 Global X China Industrials ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
     registered capital of the Company as at the date of passing of this Resolution; g subject to the Listing Committee of the
     HK Stock Exchange granting listing of, and permission to
     deal in, CONTD.                                                   Management None            Non - Voting
 24 CONTD. the H Shares in the Company's share capital
     proposed to be issued by the Company and to the approval
     of CSRC for the issue of shares, authorize the Board to
     amend, as it may deem appropriate and necessary, Articles
     23, 24 and 27 of the Articles of Association of the Company
     to reflect the change in the share capital structure of the
     Company in the event of an exercise of the powers granted
     under paragraph a to allot and issue new shares                   Management None            Non - Voting
HARBIN PWR EQUIP LTD
 CUSIP: Y30683109 Ticker:
 Meeting Type: Annual                  Meeting Date: 03-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                           Management None            Non - Voting
 2  Receive the report of the Directors of the Company for the
     YE 31 DEC 2009                                                    Management For             Voted - For
 3  Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                    Management For             Voted - For
 4  Approve the audited accounts and the Auditor's report of the Company for the period from 01 JAN 2009 to 31 DEC
     2009                                                              Management For             Voted - For
 5  Declare the 2009 dividend of RMB 0.068 per share                   Management For             Voted - For
 6  Authorize the Board of Directors of the Company to appoint any person to fill in a casual vacancy in the Board of
     Directors or as an additional Director, his term of office
     expire at the next general meeting of the Company                 Management For             Voted - For
 7  Authorize the Board of Directors of the Company to
     determine the appointment of the Auditors and authorize the
     Board of Directors of the Company to fix their remuneration       Management For             Voted - For
HARBIN PWR EQUIP LTD
 CUSIP: Y30683109
 Meeting Type: Extraordinary Meeting Date: 03-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR
     RESOLUTION 1. THANK YOU.                                          Management None            Non - Voting
 2  Approve the transactions contemplated under the financial services framework agreement entered into between the
     Company and [Harbin Electric Corporation] on 9 APR 2010
     [the Financial Services Framework Agreement, as specified]
     and the annual caps for each of the 3 year ending 31 DEC
     2010, 2011 and 2012 in respect of the receipt of depository services by the Company and its subsidiaries from [HE
     Finance Company Limited] in accordance with the terms of
     the Financial Services Framework Agreement; and
     authorize the Directors of the Company to take all actions
                                                                   84





                              Global X China Industrials ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
     and execute all documents which they deem necessary,
     desirable or appropriate in order to implement or give effect to the Financial Services Framework Agreement and
     transactions contemplated there under                               Management For             Voted - For
CHINA SHIPPING DEVELOPMENT CO LTD
 CUSIP: Y1503Y108     Ticker:
 Meeting Type: Annual              Ticker: Meeting Date: 08-Jun-2010
 1  Approve the 2009 audited financial statements of the
     Company                                                             Management For             Voted - For
 2  Approve the 2009 report of the board of Directors of the
     Company                                                             Management For             Voted - For
 3  Approve the 2009 report of the Supervisory Committee of
     the Company                                                         Management For             Voted - For
 4  Approve the recommended 2009 final dividend of RMB 0.10
     (before tax) per share                                              Management For             Voted - For
 5  Approve the 2009 report of the Independent Board
     Committee of the Company                                            Management For             Voted - For
 6  Approve the 2009 annual report of the Company                        Management For             Voted - For
 7  Approve the remuneration of the Directors, Supervisors and
     Senior Management of the Company for 2010                           Management For             Voted - For
 8  Re-appoint the Vocation International Certified Public
     Accountant Co., Ltd. and Uhy vocation Hk CPA Limited as
     the domestic and International Auditors of the Company for
     2010, respectively, and authorize the Board of Directors of
     the Company to determine their remuneration                         Management For             Voted - For
 9  Approve the entrusted loan agreement in relation to a loan in the amount of RMB 1,300,000,000 from China Shipping
     (Group) Company                                                     Management For             Voted - For
SINOTRANS LTD
 CUSIP: Y6145J104     Ticker:
 Meeting Type: Class Meeting       Meeting Date: 08-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR BELOW
     RESOLUTION. THANK YOU.                                              Management None            Non - Voting
 2  Authorize the Directors, subject to this resolution below and compliance with all applicable laws and regulations of the
     People's Republic of China and the passing of a special
     resolution by the shareholders of the Company at the AGM
     and the passing of a special resolution by the holder of
     domestic shares in the capital of the Company in a class
     meeting [Domestic Shares Class Meeting] to confer the
     authority to Directors contemplated in this resolution, the exercise by the Directors during the Relevant Period [as
     defined below] of all the powers of the Company to
     purchase its H shares in the capital of the Company; the
     aggregate nominal amount of H shares in the capital of the
     Company to be purchased pursuant to the approval in this
     resolution above shall not exceed 10% of the aggregate
     nominal amount of the H shares in the capital of the
     Company in issue as at the date of this resolution; and
                                                                   85





                                       Global X China Industrials ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
     [Authority expires the earlier of the conclusion of next AGM of the Company or the expiration of the 12-month period
     following the passing of this resolution]                          Management For             Voted - For
SINOTRANS LTD
 CUSIP: Y6145J104     Ticker:
 Meeting Type: Annual                        Meeting Date: 08-Jun-2010
 1  Approve the report of the Board of Directors for the YE 31
     DEC 2009                                                           Management For             Voted - For
 2  Approve the report of the Supervisory Committee for the YE
     31 DEC 2009                                                        Management For             Voted - For
 3  Approve the audited accounts of the Company and the
     Auditor's report for the YE 31 DEC 2009                            Management For             Voted - For
 4  Approve the Profit Distribution proposals and final dividend
     of the Company for the YE 31 DEC 2009                              Management For             Voted - For
 5  Authorize the Directors of the Company to decide on
     matters relating to the declaration, payment and
     recommendation of interim or special dividends for the year
     2010                                                               Management For             Voted - For
 6  Re-appoint PricewaterhouseCoopers as international
     auditor of the Company and PricewaterCoopers Zhong Tian
     CPAs Company Limited as the PRC Auditor of the
     Company for the year 2010, and to authorize the Board of
     Directors of the Company to fix their remuneration                 Management For             Voted - For
 7  Authorize the Directors compliance with all applicable laws and regulators of the people's Republic of China, during the
     Relevant Period(as defined below) of all the powers of the
     Company to allot, issue and deal with additional H shares
     (H shares) or domestic shares(Domestic Shares') in the
     capital of the Company in each case and to make or grant
     offers, agreements and options which might require the
     exercise of such power be and is hereby generally and
     unconditionally approved; Authorize the Directors during the
     Relevant Period to make grant offers, agreements and
     options which might require the exercise of such power after the end of the Relevant Period; Authorize the Directors the
     aggregate nominal amount of H Share or domestic share
     capital allotted or agreed conditionally or unconditionally to be allotted (whether pursuant to an option or otherwise) in each case by pursuant to the approval in Paragraph 7(a)
     above shall not exceed 20 per cent. Of the aggregate
     nominal amount of each of the H Share or domestic share
     capital of the Company in issue in each as at the date of
     this Resolution and the said approval shall be limited
     accordingly; and [Authority expires at the earlier of the
     conclusion of next AGM or the expiration of the 12 month
     period following the passing of this resolution]                   Management For             Voted - For
 8  Authorize the Directors compliance with all applicable laws and regulations of the People's Republic of China, the
     passing of a Special Resolution by the holders of H Shares in a case meeting (H shares Class Meeting) and the
     passing of a resolution by the holders of Domestic Shares in a class meeting (Domestic Shares Class Meeting) to confer
     the authority to Directors contemplated in this Resolution,
                                                                        86





                                       Global X China Industrials ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
     during the Relevant Period (as defined below) of all powers of the Company to purchase H Shares be and is hereby
     generally and unconditionally approved; Authorize the
     Directors to be purchased pursuant to the approval in
     paragraph 8(a) above shall not exceed 10% of the
     aggregate nominal amount of the Shares in capital of the
     Company in Issue as at the date of this Resolution and the said approval shall be limited accordingly; and [Authority expires at the earlier of the conclusion of next AGM or the expiration of the 12 month period following the passing of
     this resolution]                                                   Management For             Voted - For
WEICHAI POWER CO LTD
 CUSIP: Y9531A109     Ticker:
 Meeting Type: Annual                        Meeting Date: 15-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100428
     /LTN201004281440.pdf                                               Management None            Non - Voting
 2  Approve the annual report of the Company for the YE 31
     DEC 2009                                                           Management For             Voted - For
 3  Approve the report of the Board of Directors of the
     Company for the YE 31 DEC 2009                                     Management For             Voted - For
 4  Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                     Management For             Voted - For
 5  Receive the audited financial statements of the Company
     and the Auditors' report for the YE 31 DEC 2009                    Management For             Voted - For
 6  Approve the final financial report of the Company for the YE
     31 DEC 2009                                                        Management For             Voted - For
 7  Approve the distribution of profit to the shareholders of the
     Company for the YE 31 DEC 2009                                     Management For             Voted - For
 8  Approve the re-appointment of Shandong Zheng Yuan
     Hexin Accountants Limited as the PRC Auditors of the
     Company and authorize the Directors to determine their
     remuneration and, for the purpose of this resolution, PRC
     means the People's Republic of China, but excluding Hong
     Kong, Macau and Taiwan                                             Management For             Voted - For
 9  Approve the re-appointment of Messrs. Ernst & Young as
     the non-PRC Auditors of the Company and authorize the
     Directors to determine their remuneration and, for the
     purpose of this resolution, PRC means the People's
     Republic of China, but excluding Hong Kong, Macau and
     Taiwan                                                             Management For             Voted - For
 10 Approve the granting of a mandate to the Board of Directors for payment of interim dividend if any to the shareholders
     of the Company for the year ending 31 DEC 2010                     Management For             Voted - For
 11 Approve the connected transaction between the Company
     and Beiqi Futian Motor Company Limited                             Management For             Voted - For
 12 Approve the connected transaction between the Company
     and Shantui Engineering Machinery Co. Ltd                          Management For             Voted - For
 13 Approve the Share Award Restriction Rules of the Company            Management For             Voted - For
 14 Approve the granting of a general mandate to the Board of
     Directors to issue, amongst other things, new shares               Management For             Voted - For
                                                                  87





                                       Global X China Industrials ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
CHINA SOUTH LOCOMOTIVE & ROLLING STOCK CORPORATION
 CUSIP: Y1516V109     Ticker:
 Meeting Type: Annual                        Meeting Date: 17-Jun-2010
 1  PLEASE NOTE THAT THE SHAREHOLDERS ARE
     ALLOWED TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANKS YOU.                                            Management None            Non - Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100428
     /LTN201004281248.pdf                                                Management None            Non - Voting
 3  Approve the 2009 work report of the Board of the Company             Management For             Voted - For
 4  Approve the 2009 work report of the Supervisory Committee
     of the Company                                                      Management For             Voted - For
 5  Approve the 2009 final accounts of the Company                       Management For             Voted - For
 6  Approve the 2009 Profit Distribution Plan of the Company             Management For             Voted - For
 7  Approve the matters in relation to the A Share connected
     transactions of the Company for 2010                                Management For             Voted - For
 8  Approve the external guarantees provided by the Company
     and its subsidiaries in 2010                                        Management For             Voted - For
 9  Re-appoint the Auditors for 2010 and the bases for
     determination of their remuneration by the Company                  Management For             Voted - For
 10 Approve the remuneration and welfare of the Directors and
     Supervisors of the Company for 2009                                 Management For             Voted - For
 11 Approve the adjustment of remuneration packages of
     Independent Directors of the Company                                Management For             Voted - For
 12 Authorize the Board and/or the Board Committee duly
     authorized by the Board to separately or concurrently issue, allot and deal with new shares not exceeding 20% of each
     of the issued A Shares and/or overseas listed H Shares of
     the Company at the time of passing of this resolution at the
     AGM and the authorization to the Board to deal with all
     matters in relation to the issue and make relevant
     amendments to the Articles of Association at discretion to reflect the new share capital structure of the Company upon
     the allotment and issue of such share s                             Management For             Voted - For
 13 Approve the change of English name of the Company into
     CSR Corporation Limited, upon the fulfillment of all
     necessary conditions and the corresponding amendments
     to the Articles of Association to reflect the change of English name of the Company and the authorize the Board
     Committee, comprising of Zhao Xiaogang (Director) and
     Zheng Changhong (Director), to sign or execute other
     documents on behalf of the Company, do all things and take all actions as they deem necessary, desirable or expedient to the change of the English name of the Company and the
     proposed amendments to the Articles of Association
     according to the amendment requirements by the relevant
     regulatory authorities from time to time                            Management For             Voted - For
 14 PLEASE NOTE THAT THIS IS A REVISION DUE TO
     CHANGE IN MEETING DATE AND RECORD DATE AND
     RECEIPT OF CONSERVATIVE RECORD DATE. IF YOU
     HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
     NOT RETURN THIS PROXY FORM UNLESS YOU
                                                                        88





                                       Global X China Industrials ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
     DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
     THANK YOU.                                                       Management None            Non - Voting
CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD, BEI
 CUSIP: Y14369105     Ticker:
 Meeting Type: Annual                        Meeting Date: 18-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100427
     /LTN20100427786.pdf                                              Management None            Non - Voting
 2  Approve the report of the Board of Directors of the
     Company for the year 2009                                        Management For             Voted - For
 3  Approve the report of the Supervisory Committee of the
     Company for the year 2009                                        Management For             Voted - For
 4  Approve the audited consolidated financial statements of
     the Company for the YE 31 DEC 2009                               Management For             Voted - For
 5  Approve the profit distribution plan for the year 2009 as
     recommended by the Board of Directors of the Company             Management For             Voted - For
 6  Re-appoint PricewaterhouseCoopers as the Company's
     International Auditors and PricewaterhouseCoopers Zhong
     Tian CPAs Limited Company as the Company's domestic
     Auditors for a term ending at the next AGM of the Company
     and authorize the Board of Directors of the Company to
     determine their respective remuneration                          Management For             Voted - For
 7  Re-elect Mr. LIU Xiangdong as the Supervisor of the
     Company, with effect from 18 June 2010 for a term of 3
     years                                                            Management For             Voted - For
 8  Re-elect Mr. XU Sanhao as the Supervisor of the Company,
     with effect from 18 June 2010 for a term of three years          Management For             Voted - For
 9  Approve the Share Appreciation Rights Plan; authorize the
     Board of Directors of the Company to implement the Share
     Appreciation Rights Plan, approve, execute, perform,
     amend and terminate all such agreements, deeds, any
     other document or do things as it may consider necessary
     in connection with the implementation of the Share
     Appreciation Rights Plan, except for those rights that can only be exercised with the approval by the Shareholders of the Company as specifically provided by the laws,
     regulations or other regulatory documents                        Management For             Voted - For
 10 Authorize the Board of Directors of the Company (i) to
     exercise the powers to allot, issue and deal with additional
     H shares and domestic shares of the Company not more
     than 20% of each of the existing issued H shares and
     domestic shares of the Company in issue at the date of
     passing this resolution during the Relevant Period (as
     defined in the Notice of AGM which was dispatched on or
     around the same time as this form of proxy), either
     separately or concurrently, and to make or grant offers,
     agreements and options in respect thereof; (ii) to increase the registered capital and amend the Articles of Association of the Company to reflect such increase in the registered
     capital of the Company under above general mandate; and
     (iii) to approve, execute or do or procure to be done
                                                                        89





                                       Global X China Industrials ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
     documents or things in connection with the issue of these
     additional shares                                                Management For             Voted - For
CHINA COSCO HOLDINGS CO. LTD
 CUSIP: Y1455B106     Ticker:
 Meeting Type: Annual                        Meeting Date: 18-Jun-2010
 1  PLEASE NOTE THAT IMPORTANT ADDITIONAL
     MEETING INFORMATION IS AVAILABLE BY CLICKING
     ON THE MATERIAL URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100429
     /LTN20100429402.pdf                                              Management None            Non - Voting
 2  Approve the report of the Board of Directors of the
     Company [the 'Board of Directors'] for the YE 31 DEC 2009        Management For             Voted - For
 3  Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                   Management For             Voted - For
 4  Approve the audited financial statements and the Auditors'
     report of the Company for the YE 31 DEC 2009                     Management For             Voted - For
 5  Approve the 2009 profit distribution plan                         Management For             Voted - For
 6  Re-appoint PricewaterhouseCoopers as the International
     Auditors of the Company and Zhongruiyuehua certified
     Public Accountants co., ltd. as the PRC Auditors of the
     Company to hold office until the conclusion of the next AGM and to authorize the Board of Directors to fix their
     remuneration                                                     Management For             Voted - For
 7  Approve the issue of medium term notes in an aggregate
     principal amount not exceeding RMB 10 billion [the
     medium- term notes] and authorize the Board of Directors
     to deal with all matters in connection with the issue of the
     Medium Term Notes                                                Management For             Voted - For
CHINA HIGH SPEED TRANSMISSION EQUIPMENT GROUP CO L
 CUSIP: G2112D105     Ticker:
 Meeting Type: Annual                        Meeting Date: 18-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR ALL
     RESOLUTIONS. THANK YOU.                                          Management None            Non - Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100513
     /LTN20100513224.pdf                                              Management None            Non - Voting
 3  Approve the audited consolidation financial statements and together with the Directors' report and the independent
     Auditors' report of the Company for the YE 31 DEC 2009           Management For             Voted - For
 4  Declare a final dividend in respect of the YE 31 DEC 2009         Management For             Voted - For
 5  Re-elect Mr. Hu Yueming as an Executive Director                  Management For             Voted - For
 6  Re-elect Mr. Chen Yongdao as an Executive Director                Management For             Voted - For
 7  Re-elect Mr. Lu Xun as an Executive Director                      Management For             Voted - For
 8  Re-elect Mr. Jin Maoji as an Executive Director                   Management For             Voted - For
 9  Authorize the Board of Directors of the Company to fix the
     remuneration of Directors                                        Management For             Voted - For
                                                                        90





                                       Global X China Industrials ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
 10 Re-appoint Deloitte Touche Tohmatsu as the Auditors of the
     Company and authorize the Board of Directors of the
     Company to fix their remuneration                                  Management For             Voted - For
 11 Approve to grant a general mandate to the Directors of the
     Company to allot, issue and deal with the Company's share          Management For             Voted - For
 12 Approve to grant a general mandate to the Directors of the
     Company to repurchase the Company's shares                         Management For             Voted - For
 13 Approve to extend the general mandate to issue shares of the Company by adding thereto the shares repurchased by
     the Company                                                        Management For             Voted - For
CHINA NATIONAL BUILDING MATERIAL COMPANY LTD
 CUSIP: Y15045100     Ticker:
 Meeting Type: Annual                        Meeting Date: 18-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100427
     /LTN20100427931.pdf                                                Management None            Non - Voting
 2  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE IN FAVOR OR AGAINST FOR ALL
     RESOLUTIONS. THANK YOU.                                            Management None            Non - Voting
 3  Approve the report of the Board of Directors of the
     Company the Board for the YE 31 DEC 2009                           Management For             Voted - For
 4  Approve the report of the Supervisory committee of the
     Company for the YE 31 DEC 2009                                     Management For             Voted - For
 5  Approve the report of the Auditors and audited financial
     statements of the Company for the YE 31 DEC 2009                   Management For             Voted - For
 6  Approve the proposed profit distribution plan and the final dividend distribution plan of the Company for the YE 31
     DEC 2009 and authorize the Board to distribute such final
     dividend to the shareholders of the Company                        Management For             Voted - For
 7  Authorize the Board to deal with all matters in relation to the
     Company's distribution of interim dividend for the year 2010 in its absolute discretion including, but not limited to,
     determining whether to distribute interim dividend for the
     year 2010                                                          Management For             Voted - For
 8  Approve the continuation of appointment of Vocation
     International Certified Public Accountants Co., Ltd. as the
     PRC Auditors of the Company and UHY Vocation HK CPA
     Limited as the International Auditors of the Company, to
     hold office until the conclusion of the next AGM of the
     Company and authorize the Board to determine their
     remuneration                                                       Management For             Voted - For
 9  Authorizer the Board, for purpose of increasing the flexibility and efficiency in operation, to allot, issue and deal with additional Domestic Shares not exceeding 20% of the
     Domestic Shares in issue and additional H Shares not
     exceeding 20% of the H Shares in issue and to make
     corresponding amendments to the Articles of Association of the Company as it thinks fit so as to reflect the new share
     capital structure upon the allotment or issuance of shares         Management For             Voted - For
                                                                        91





                                 Global X China Industrials ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
 10 Amend the Articles of Association of the Company to reflect the change of the name of China National Building Material
     Group Corporation                                               Management For             Voted - For
CHINA RAILWAY CONSTRUCTION CORPORATION LIMITED
 CUSIP: Y1508P110 Ticker:
 Meeting Type: Class Meeting          Meeting Date: 18-Jun-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 701802 DUE TO ADDITION OF
     RESOLUTIONS. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                              Management None            Non - Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100430
     /LTN20100430957.pdf                                             Management None            Non - Voting
 3  Approve the Non-Public Issuance and Placing of A Shares
     of the Company within the PRC and to implement
     subsequent to the grant of approvals from the relevant
     governmental authorities in the PRC upon application:
     Types and nominal value of A Shares to be issued                Management For             Voted - For
 4  Approve the Non-Public Issuance and Placing of A Shares
     of the Company within the PRC and to implement
     subsequent to the grant of approvals from the relevant
     governmental authorities in the PRC upon application:
     Method of issuance                                              Management For             Voted - For
 5  Approve the Non-Public Issuance and Placing of A Shares
     of the Company within the PRC and to implement
     subsequent to the grant of approvals from the relevant
     governmental authorities in the PRC upon application:
     Target subscribers and method of subscription                   Management For             Voted - For
 6  Approve the Non-Public Issuance and Placing of A Shares
     of the Company within the PRC and to implement
     subsequent to the grant of approvals from the relevant
     governmental authorities in the PRC upon application: The
     size of the issuance                                            Management For             Voted - For
 7  Approve the Non-Public Issuance and Placing of A Shares
     of the Company within the PRC and to implement
     subsequent to the grant of approvals from the relevant
     governmental authorities in the PRC upon application: Issue
     price and pricing principle                                     Management For             Voted - For
 8  Approve the Non-Public Issuance and Placing of A Shares
     of the Company within the PRC and to implement
     subsequent to the grant of approvals from the relevant
     governmental authorities in the PRC upon application: Lock-
     up period arrangement                                           Management For             Voted - For
 9  Approve the Non-Public Issuance and Placing of A Shares
     of the Company within the PRC and to implement
     subsequent to the grant of approvals from the relevant
     governmental authorities in the PRC upon application: Use
     of proceeds                                                     Management For             Voted - For
                                                                  92





                                       Global X China Industrials ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
 10 Approve the Non-Public Issuance and Placing of A Shares
     of the Company within the PRC and to implement
     subsequent to the grant of approvals from the relevant
     governmental authorities in the PRC upon application:
     Place of listing                                                    Management For             Voted - For
 11 Approve the Non-Public Issuance and Placing of A Shares
     of the Company within the PRC and to implement
     subsequent to the grant of approvals from the relevant
     governmental authorities in the PRC upon application:
     Arrangement relating to the accumulated undistributed
     profits of the Company prior to the Non-Public Issuance and
     Placing of A Shares                                                 Management For             Voted - For
 12 Approve the Non-Public Issuance and Placing of A Shares
     of the Company within the PRC and to implement
     subsequent to the grant of approvals from the relevant
     governmental authorities in the PRC upon application: Valid period of the resolution in relation to the Non-Public
     Issuance and Placing of A Shares                                    Management For             Voted - For
CHINA RAILWAY CONSTRUCTION CORPORATION LIMITED
 CUSIP: Y1508P110     Ticker:
 Meeting Type: Annual                        Meeting Date: 18-Jun-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 701654 DUE TO ADDITIONAL
     RESOLUTION. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                                  Management None            Non - Voting
 2  Approve the fulfillment of conditions to the non-public
     issuance and placing of A shares by the Company                     Management For             Voted - For
 3  Approve the Plan in relation the non-public issuance and
     placing of A shares [supplemented and revised]                      Management For             Voted - For
 4  Approve the connected transactions in relation to the non-
     public issuance and placing of A shares                             Management For             Voted - For
 5  Approve the report on the use of proceeds from previous
     issuance                                                            Management For             Voted - For
 6  Approve the feasible study report on the Investment
     Projects to be financed by the issue proceeds from the non-
     public issuance and placing of A shares                             Management For             Voted - For
 7  Approve the waiver from the requirement of general offer by
     China Railway Construction Corporation [CRCCG]                      Management For             Voted - For
 8  Authorize the Board of Directors to deal with relevant
     matters in relation to the non-public issuance and placing of
     A shares                                                            Management For             Voted - For
 9  Approve the types and nominal value of A shares to be
     issued, within the state of the PRC and be implemented
     subsequent to the grant of the approvals from the relevant
     governmental authorities in the PRC upon application                Management For             Voted - For
 10 Approve the method of issuance of the Non-Public Issuance and Placing of A share, within the state of the PRC and be implemented subsequent to the grant of the approvals from
     the relevant governmental authorities in the PRC upon
     application                                                         Management For             Voted - For
                                                                   93





                                         Global X China Industrials ETF
Proposal                                                            Proposed by Mgt. Position Registrant Voted
11  Approve the target subscribers and method of subscription of the Non-Public Issuance and Placing of A share, within
     the state of the PRC and be implemented subsequent to the
     grant of the approvals from the relevant governmental
     authorities in the PRC upon application                            Management For             Voted - For
12  Approve the size of the issuance of the Non-Public
     Issuance and Placing of A share, within the state of the
     PRC and be implemented subsequent to the grant of the
     approvals from the relevant governmental authorities in the
     PRC upon application                                               Management For             Voted - For
13  Approve the issue price and pricing principle of the Non-
     Public Issuance and Placing of A share, within the state of the PRC and be implemented subsequent to the grant of
     the approvals from the relevant governmental authorities in
     the PRC upon application                                           Management For             Voted - For
14  Approve the lock-up period arrangement of the Non-Public
     Issuance and Placing of A share, within the state of the
     PRC and be implemented subsequent to the grant of the
     approvals from the relevant governmental authorities in the
     PRC upon application                                               Management For             Voted - For
15  Approve the use of proceeds of the Non-Public Issuance
     and Placing of A share, within the state of the PRC and be implemented subsequent to the grant of the approvals from
     the relevant governmental authorities in the PRC upon
     application                                                        Management For             Voted - For
16  Approve the place of listing of the Non-Public Issuance and
     Placing of A share, within the state of the PRC and be
     implemented subsequent to the grant of the approvals from
     the relevant governmental authorities in the PRC upon
     application                                                        Management For             Voted - For
17  Approve the arrangement in relation to the accumulated
     undistributed profits of the Company prior to the non-public issuance and placing of A shares of the Company within the state of the PRC and be implemented subsequent to the
     grant of the approvals from the relevant governmental
     authorities in the PRC upon application                            Management For             Voted - For
18  Approve the Valid period of the resolution in relation to the
     Non-Public issuance and placing of A shares of the
     Company within the state of the PRC and be implemented
     subsequent to the grant of the approvals from the relevant
     governmental authorities in the PRC upon application               Management For             Voted - For
19  Approve the Share Subscription Framework Agreement and
     the Supplemental Agreement entered into by the Company
     and CRCCG: (a) the terms of the Share Subscription
     Framework Agreement entered into by the Company and
     CRCCG on 02 MAR 2010 and the Supplementary
     Agreement entered into by the Company and CRCCG on
     26 APR 2010, and all transactions contemplated under the
     Share Subscription Framework Agreement and the
     Supplementary Agreement; and (b) the Share Subscription
     Framework Agreement and the Supplementary Agreement
     entered into by the Directors of the Company and authorize the Directors of the Company to do all such acts and things and to sign and execute all documents and to take such
     steps as the directors of the Company (or any one of them)
                                                                  94





                                         Global X China Industrials ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
     may in their absolute discretion consider necessary,
     appropriate, desirable or expedient to give effect to or in connection with the Share Subscription Framework
     Agreement and the Supplementary Agreement or any of the
     transactions contemplated there under and all other matters
     incidental thereto                                                   Management For             Voted - For
20  Approve the audited financial statements of the Company
     for the YE 31 DEC 2009                                               Management For             Voted - For
21  Approve the Profits Distribution Plan of the Company for the
     YE 31 DEC 2009 and the proposal for distribution of the
     final dividend for the year 2009                                     Management For             Voted - For
22  Approve the annual report for the YE 31 DEC 2009 of the
     Company and its summary                                              Management For             Voted - For
23  Approve the report of the Board of Directors of the
     Company for the YE 31 DEC 2009                                       Management For             Voted - For
24  Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                       Management For             Voted - For
25  Appointment of Accounting Firm as the External Auditors of
     the Company for the year 2010 and the payment of its
     auditing expenses                                                    Management For             Voted - For
26  Approve the remuneration packages of Directors for the
     year 2009                                                            Management For             Voted - For
27  Approve the adjustment to the annual basic salaries for the
     Independent Directors of the Company                                 Management For             Voted - For
28  Amend the rule governing the decision-making process in
     relation to connected transactions of the Company                    Management For             Voted - For
29  Authorize the Board of Directors to issue the overseas listed foreign invested shares (H Share(s)) of the Company: (a)
     subject to Paragraphs (i), (ii) and (iii) below, during the
     Relevant Period (as defined), an unconditional general
     mandate to allot, issue and/or deal with additional H Shares, and to make or grant offers, agreements or options in
     respect thereof: (i) such mandate shall not extend beyond
     the Relevant Period save that the board of directors may
     during the Relevant Period make or grant offers,
     agreements or options which might require the exercise of
     such powers after the end of the Relevant Period; (ii) the aggregate nominal amount of the H Shares to be allotted,
     issued and/or dealt with or agreed conditionally or
     unconditionally to be allotted, issued and/or dealt with by the board of directors shall not exceed 20% of the
     aggregate nominal amount of its existing H Shares at the
     date of the passing of this resolution; and (iii) the Board of
     Directors will only exercise its power under such mandate in accordance with the Company Law and the Listing Rules of
     Hong Kong Stock Exchange (as amended from time to
     time) or applicable laws, rules and regulations of any other government or regulatory bodies and only if all necessary
     approvals from the CSRC and/or other relevant PRC
     government authorities are obtained; [Authority expires the earlier of the conclusion of the next AGM or the expiration of the period within which the next AGM is to be held by law];
     (c) contingent on the Board of Directors resolving to issue H
     Shares pursuant to Paragraph (a) of this special resolution, to increase the registered capital of the Company to reflect
                                                                    95





                              Global X China Industrials ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
     the number of H Shares to be issued by the Company
     pursuant to Paragraph (a) of this special resolution and to make such appropriate and necessary amendments to the
     Articles of Association of the Company as they think fit to reflect such increase in the registered capital of the
     Company and to take any other action and complete any
     formality required to effect the issuance of H Shares
     pursuant to Paragraph (a) of this special resolution and the
     increase in the registered capital of the Company                 Management For             Voted - For
DONGFANG ELECTRIC CORPORATION LTD
 CUSIP: Y20958107     Ticker:
 Meeting Type: Class Meeting       Meeting Date: 18-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100429
     /LTN20100429208.pdf                                               Management None            Non - Voting
 2  Approve the Bonus Issue subject to and conditional upon
     the Company obtaining the approvals from the relevant
     PRC authorities and the Listing Committee of The Stock
     Exchange Hong Kong Limited granting the listing of, and
     permission to deal in, new H Shares                               Management For             Voted - For
 3  Approve the increase in the registered share capital of the
     Company from RMB 1,001,930,000 to RMB 2,003,860,000
     upon completion of the Bonus Issue                                Management For             Voted - For
 4  Authorize any one Director of the Company to take any
     action and execute any documents as he thinks necessary
     or fit to effect and implement the Bonus Issue                    Management For             Voted - For
 5  Amend the Articles of Association of the Company                   Management For             Voted - For
DONGFANG ELECTRIC CORPORATION LTD
 CUSIP: Y20958107     Ticker:
 Meeting Type: Annual              Meeting Date: 18-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL
     LINK:http://www.hkexnews.hk/listedco/listconews/sehk/201
     00429/LTN20100429192.pdf                                          Management None            Non - Voting
 2  Approve the 2009 report of the Board of Directors                  Management For             Voted - For
 3  Approve the 2009 report of the Supervisory Committee               Management For             Voted - For
 4  Approve the proposal for the distribution of profits after tax for the year 2009, including the proposal for the declaration
     and payment of final dividends for the YE 31 DEC 2009             Management For             Voted - For
 5  Approve the 2009 Audited Financial Report of the Company           Management For             Voted - For
 6  Approve the re-appointment of Shinewing Certified Public
     Accountants and Shinewing HK CPA Limited as PRC and
     international auditors of the Company for the year 2010 and to authorize the Board to determine their respective
     remuneration                                                      Management For             Voted - For
 7  Approve the appointment of Mr. Peng Shaobing as an
     Independent Non-Executive Director for a term commencing
     from 18 JUN 2010 until 27 JUN 2012 and to authorize the
     Board to determine his remuneration in accordance with the
                                                               96





                                       Global X China Industrials ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
     remuneration plan for the Members of the sixth session of
     the Board and the Supervisory Committee previously
     approved by the Shareholders at the annual general
     meeting of the Company held on 25 JUN 2009                      Management For             Voted - For
 8  Approve the Bonus Issue subject to and conditional upon
     the Company obtaining the approvals from the relevant
     PRC authorities and the Listing Committee of The Stock
     Exchange Hong Kong Limited granting the listing of, and
     permission to deal in, new H Shares                             Management For             Voted - For
 9  Approve the increase in the registered share capital of the
     Company from CNY 1,001,930,000 to CNY 2,003,860,000
     upon completion of the Bonus Issue                              Management For             Voted - For
 10 Authorize any one Director of the Company to take any
     action and Execute any documents as he thinks necessary
     or fit to effect and implement the Bonus Issue                  Management For             Voted - For
 11 Amend the Articles of Association of the Company                 Management For             Voted - For
 12 Approve to grant the general mandate to the Directors to
     allot new shares of the Company                                 Management For             Voted - For
 13 PLEASE NOTE THAT THE METHOD OF ACCUMULATIVE
     POLL SHALL BE ADOPTED, ACCORDING TO WHICH
     THE NUMBER OF VOTES ENTITLED FOR EACH SHARE
     HELD BY THE SHAREHOLDER SHALL EQUAL TO THE
     NUMBER OF PROPOSED DIRECTORS AND THE
     NUMBER OF VOTES OF SHAREHOLDERS CAN BE
     CONCENTRATED IN USE. THANK YOU.                                 Management None            Non - Voting
 14 Please Note That This Is A Revision Due To
     Receipt Of Additional Comment. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                    Management None            Non - Voting
ZHUZHOU CSR TIMES ELECTRIC CO LTD
 CUSIP: Y9892N104     Ticker:
 Meeting Type: Annual                        Meeting Date: 18-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100428
     /LTN20100428752.pdf                                             Management None            Non - Voting
 2  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE IN FAVOR OR AGAINST FOR ALL
     RESOLUTIONS. THANK YOU.                                         Management None            Non - Voting
 3  Approve the report of the Board of Directors of the
     Company the Board for the YE 31 DEC 2009                        Management For             Voted - For
 4  Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                  Management For             Voted - For
 5  Approve the audited consolidated financial statements of the Company and its subsidiaries for the YE 31 DEC 2009
     and the Auditors' reports thereon                               Management For             Voted - For
 6  Approve the profits distribution plan of the Company for the
     YE 31 DEC 2009 and declare a final dividend for the YE 31
     DEC 2009                                                        Management For             Voted - For
                                                                        97





                                       Global X China Industrials ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
 7  Re-appoint the retiring Auditors as the Auditors of the
     Company until the conclusion of the next AGM of the
     Company and authorize the Board to fix their remuneration           Management For             Voted - For
 8  Re-elect Mr. Li Donglin as an Executive Director and
     approve his emolument                                               Management For             Voted - For
 9  Re-elect Mr. Deng Huijin as a Non-Executive Director and
     approve his emolument                                               Management For             Voted - For
 10 Election of Mr. He Wencheng as a Shareholders'
     Representative Supervisor of the Company and approve his
     emolument                                                           Management For             Voted - For
 11 Authorize the Board to issue, allot and deal with additional domestic shares and/or H shares of the Company not
     exceeding 20% of the domestic shares and the H shares
     respectively in issue of the Company                                Management For             Voted - For
BEIJING CAPITAL INTERNATIONAL AIRPORT CO LTD
 CUSIP: Y07717104     Ticker:
 Meeting Type: Annual                        Meeting Date: 22-Jun-2010
 1  Approve the report of the Board of Directors of the
     Company (the Board) for the YE 31 DEC 2009                          Management For             Voted - For
 2  Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                      Management For             Voted - For
 3  Approve the audited Financial Statements and the
     Independent Auditor's Report for the YE 31 DEC 2009                 Management For             Voted - For
 4  Approve the profit appropriation proposal for the YE 31 DEC
     2009                                                                Management For             Voted - For
 5  Appointment of Mr. Zhang Guanghui as the Executive
     Director of the Company, and the granting of the
     authorisation to the Board to determine his remuneration.
     His term will commence from the conclusion of this meeting until the expiration of the term of the fourth session of the
     Board, i.e., the date of the annual general meeting of the
     Company to be held in 2011                                          Management For             Voted - For
 6  Authorize the Board to arrange for service contract and/or appointment letter to be issued by the Company to Mr.
     Zhang Guanghui, upon such terms and conditions as the
     Board shall think fit, and to do all such acts and things to
     effect such matters                                                 Management For             Voted - For
 7  Re-appointment of PricewaterhouseCoopers Zhong Tian
     CPAs Limited Company and PricewaterhouseCoopers, as
     the Company's PRC and international auditors,
     respectively, for the year ended 31 December 2010 and the
     granting of the authorisation to the Board to determine their
     remuneration                                                        Management For             Voted - For
GUANGSHEN RAILWAY CO LTD
 CUSIP: Y2930P108     Ticker:
 Meeting Type: Annual                        Meeting Date: 22-Jun-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 700492 DUE TO RECEIPT OF ADDITIONAL
     RESOLUTIONS. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
                                                                   98





                                       Global X China Industrials ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                                 Management None            Non - Voting
 2  Approve the work report of the Board of Directors of the
     Company for 2009                                                   Management For             Voted - For
 3  Approve the work report of the Supervisory Committee of
     the Company for 2009                                               Management For             Voted - For
 4  Approve the audited financial statements of the Company
     for 2009                                                           Management For             Voted - For
 5  Approve the proposed profits distribution of the Company
     for 2009                                                           Management For             Voted - For
 6  Approve the financial budget of the Company for 2010                Management For             Voted - For
 7  Re-appoint PricewaterhouseCoopers Zhong Tian CPAs
     Company limited as the PRC Auditor to the Company for
     2010 and to authorize the Board of Directors and the Audit
     Committee to determine its remuneration                            Management For             Voted - For
 8  Re-appoint PricewaterhouseCoopers as the International
     Auditor to the Company for 2010 and to authorize the Board of Directors and the Audit Committee to determine its
     remuneration                                                       Management For             Voted - For
 9  Approve the removal of Mr. Cao Jianguo as a Director of
     the fifth session of the Board of Directors of the Company         Management For             Voted - For
 10 Approve the removal of Mr. He Yuhua as a Director of the
     fifth session of the Board of Directors of the Company             Management For             Voted - For
 11 PLEASE NOTE THAT CUMULATIVE VOTING APPLIES
     TO THIS RESOLUTION REGARDING THE ELECTION OF
     DIRECTORS. STANDING INSTRUCTIONS HAVE BEEN
     REMOVED FOR THIS MEETING. PLEASE NOTE THAT
     ONLY A VOTE FOR THE DIRECTOR WILL BE
     CUMULATED. PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE IF YOU HAVE ANY
     QUESTIONS.                                                         Management None            Non - Voting
 12 Election of Mr. Xu Xiaoming as the Non-Independent
     Director of the fifth session of the Board of Directors of the
     Company                                                            Management For             Voted - For
 13 Election of Mr. Guo Zhuxue as the Non-Independent
     Director of the fifth session of the Board of Directors of the
     Company                                                            Management For             Voted - For
 14 Approve the removal of Mr. Yao Muming as Supervisor of
     the fifth session of the Supervisory Committee of the
     Company                                                            Management For             Voted - For
 15 Election of Mr. Xu Ling as Supervisor of the fifth session of
     the Supervisory Committee of the Company                           Management For             Voted - For
 16 PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100517
     /LTN20100517544.pdf                                                Management None            Non - Voting
SHANGHAI ELECTRIC GROUP CO LTD
 CUSIP: Y76824104     Ticker:
 Meeting Type: Annual                        Meeting Date: 22-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
                                                                        99





                                         Global X China Industrials ETF
Proposal                                                         Proposed by Mgt. Position Registrant Voted
     http://www.hkexnews.hk/listedco/listconews/sehk/20100506
     /LTN20100506633.pdf                                             Management None            Non - Voting
2   Approve the annual report of the Company for the YE 31
     DEC 2009                                                        Management For             Voted - For
3   Approve the report of the Board for the YE 31 DEC 2009           Management For             Voted - For
4   Approve the report of the Supervisory Committee for the YE
     31 DEC 2009                                                     Management For             Voted - For
5   Approve the report of the Auditors, the audited financial
     statements and the financial results of the Company for the
     YE 31 DEC 2009                                                  Management For             Voted - For
6   Approve the profit distribution plan of the Company for the
     YE 31 DEC 2009                                                  Management For             Voted - For
7   Re-appointment of Ernst & Young Hua Ming as the
     Company's PRC Auditor and Ernst & Young as the
     Company's international Auditor for the FYE 31 DEC 2010,
     and authorize the Board to determine the Auditors'
     remunerations                                                   Management For             Voted - For
8   Approve the emoluments of the Directors and Supervisors
     for the YE 31 DEC 2010 and ratify the emoluments paid to
     the Directors and Supervisors for the YE 31 DEC 2009            Management For             Voted - For
9   Approve to renew the liability insurance for the Directors,
     Supervisors and Senior Management of the Company,
     authorize the Board to determine any adjustments to the
     limits of liability and premiums and authorize the
     management of the Company to handle issues relating to
     the liability insurance on a yearly basis including but not limited to selection of the insurance company and execution
     of insurance contracts                                          Management For             Voted - For
10  Approve the continuing connected transactions
     contemplated under the framework purchase agreement
     between Shanghai Mitsubishi Elevator Co. Ltd. and
     MESMEE dated 03 FEB 2010 in relation to the purchase of
     certain products from MESMEE by the Group and the
     proposed annual caps thereof                                    Management For             Voted - For
11  Approve the proposed provision of the guarantee of
     maximum limit of RMB11.53 million by the Company for the
     loan of Shanghai Heavy Machinery Plant Company Ltd. in
     the year 2010                                                   Management For             Voted - For
12  Approve the proposed provision of the guarantee of
     maximum limit of RMB80 million by the Company for the
     loan of Shanghai Electric Import & Export Co., Ltd in the
     year 2010                                                       Management For             Voted - For
13  Approve the proposed provision of the guarantee of
     maximum limit of RMB10 million by the Company for the
     loan of Shanghai Relay Company Ltd                              Management For             Voted - For
14  Approve the proposed provision of the guarantee of
     maximum limit of RMB130 million by Shanghai Mechanical
     & Electrical Co., Ltd. for the loan of Shanghai Welding
     Equipment Company Ltd                                           Management For             Voted - For
15  Approve the proposed provision of the guarantee of
     maximum limit of RMB300 million by Shanghai Heavy
     Machinery Plant Company Limited for the loan of Shanghai
     Electric Nuclear Power Equipment Company                        Management For             Voted - For
                                                                           100





                                       Global X China Industrials ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
 16 Approve the proposed provision of the guarantee of
     maximum limit of RMB155 million by Shanghai Heavy
     Machinery Plant Company Limited for the loan of Shanghai
     No. 1 Machine Tool Works Company Ltd                              Management For             Voted - For
 17 Approve the proposed provision of the guarantee of
     maximum limit of RMB3 million by Shanghai Heavy
     Machinery Plant Company Limited for the loan of Shanghai
     Environmental Protection Equipment Engineering Company
     Ltd                                                               Management For             Voted - For
 18 Approve the proposed provision of the guarantee of
     maximum limit of RMB16.6 million by Shanghai Electric
     Environmental Protection Investment Co., Ltd. for the loan of Shanghai Electric Nantong Water Treatment Company
     Ltd                                                               Management For             Voted - For
 19 Approve the proposed provision of the guarantee of
     maximum limit of RMB295 million by Shanghai Boiler Works
     Ltd. for the loan of Shanghai Electric Wind Power
     Equipment Company Ltd                                             Management For             Voted - For
 20 Approve the proposed provision of the an integrated credit guarantee of maximum limit of USD 25 million
     approximately RMB170.68 million by Shanghai Boiler
     Works Company Ltd for Shanghai Electric Group Shanghai
     Electric Machinery Co. Ltd                                        Management For             Voted - For
 21 Approve the proposed provision of the letter of guarantee with total amount of RMB2561.5 million issued by Shanghai
     Electric Group Finance Company Ltd. to financial
     institutions in respect of loans to be granted to the Company
     and the subsidiaries of the Company                               Management For             Voted - For
 22 Approve the proposed provision of the letter of guarantee with total amount of RMB4.1 million issued by Shanghai
     Electric Group Finance Company Ltd. to financial
     institutions in respect of loans to be granted to the
     subsidiaries of Shanghai Electric (Group) Corporation             Management For             Voted - For
 23 PLEASE NOTE THAT THIS IS A REVISION DUE TO
     RECEIPT OF CONSERVATIVE RECORD DATE. IF YOU
     HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
     NOT RETURN THIS PROXY FORM UNLESS YOU
     DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
     THANK YOU.                                                        Management None            Non - Voting
CHINA SHIPPING CONTAINER LINES CO LTD
 CUSIP: Y1513C104     Ticker:
 Meeting Type: Annual                        Meeting Date: 25-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100430
     /LTN20100430025.pdf                                               Management None            Non - Voting
 2  Approve the audited financial statements and the Auditors'
     report of the Company as at and for the YE 31 DEC 2009            Management For             Voted - For
 3  Approve the proposed profit distribution plan of the
     Company for the YE 31 DEC 2009                                    Management For             Voted - For
 4  Approve the report of the Board of Directors of the
     Company the Board for the YE 31 DEC 2009                          Management For             Voted - For
                                                                        101





                                         Global X China Industrials ETF
Proposal                                                            Proposed by Mgt. Position Registrant Voted
5   Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                     Management For             Voted - For
6   Approve the annual reports of the Company prepared under
     the requirements of the places of listing of the Company for
     the YE 31 DEC 2009                                                 Management For             Voted - For
7   Appointment of PricewaterhouseCoopers, Hong Kong,
     Certified Public Accountants as the Company's International
     Auditor, to hold office for the year 2010, and authorize the
     audit committee of the Board to determine its remuneration         Management For             Voted - For
8   Appointment of Vocation International Certified Public
     Accountants Co., Ltd. as the Company's PRC Auditor, to
     hold office for the year 2010, and authorize the audit
     committee of the Board to determine its remuneration               Management For             Voted - For
9   Approve to determine the remuneration of the Directors and
     Supervisors of the Company for the year ending 31 DEC
     2010                                                               Management For             Voted - For
10  Re-elect Mr. Li Shaode as a Executive Director of the
     Company the Directors , pursuant to Article 10.2 of the
     Articles of Association of the Company with effect from the conclusion of the AGM until the conclusion of the AGM of
     the Company for the year 2012, i.e. on or around June 2013         Management For             Voted - For
11  Re-elect Mr. Ma Zehua as a Non-Executive Director of the
     Company the Directors , pursuant to Article 10.2 of the
     Articles of Association of the Company with effect from the conclusion of the AGM until the conclusion of the AGM of
     the Company for the year 2012, i.e. on or around June 2013         Management For             Voted - For
12  Re-elect Mr. Zhang Guofa as a Executive Director of the
     Company the Directors , pursuant to Article 10.2 of the
     Articles of Association of the Company with effect from the conclusion of the AGM until the conclusion of the AGM of
     the Company for the year 2012, i.e. on or around June 2013         Management For             Voted - For
13  Re-elect Mr. Zhang Jianhua as a Non-Executive Director of the Company the Directors , pursuant to Article 10.2 of
     the Articles of Association of the Company with effect from the conclusion of the AGM until the conclusion of the AGM
     of the Company for the year 2012, i.e. on or around June
     2013                                                               Management For             Voted - For
14  Re-elect Mr. Lin Jianqing as a Non-Executive Director of the
     Company the Directors , pursuant to Article 10.2 of the
     Articles of Association of the Company with effect from the conclusion of the AGM until the conclusion of the AGM of
     the Company for the year 2012, i.e. on or around June 2013         Management For             Voted - For
15  Re-elect Mr. Wang Daxiong as a Non-Executive Director of the Company the Directors , pursuant to Article 10.2 of
     the Articles of Association of the Company with effect from the conclusion of the AGM until the conclusion of the AGM
     of the Company for the year 2012, i.e. on or around June
     2013                                                               Management For             Voted - For
16  Re-elect Mr. Huang Xiaowen as a Executive Director of the
     Company the Directors , pursuant to Article 10.2 of the
     Articles of Association of the Company with effect from the conclusion of the AGM until the conclusion of the AGM of
     the Company for the year 2012, i.e. on or around June 2013         Management For             Voted - For
17  Re-elect Mr. Zhao Hongzhou as a Executive Director of the
     Company the Directors , pursuant to Article 10.2 of the
                                                                  102





                                         Global X China Industrials ETF
Proposal                                                            Proposed by Mgt. Position Registrant Voted
     Articles of Association of the Company with effect from the conclusion of the AGM until the conclusion of the AGM of
     the Company for the year 2012, i.e. on or around June 2013         Management For             Voted - For
18  Re-elect Mr. Yan Zhichong as a Non-Executive Director of the Company the Directors , pursuant to Article 10.2 of
     the Articles of Association of the Company with effect from the conclusion of the AGM until the conclusion of the AGM
     of the Company for the year 2012, i.e. on or around June
     2013                                                               Management For             Voted - For
19  Re-elect Mr. Xu Hui as a Non-Executive Director of the
     Company the Directors , pursuant to Article 10.2 of the
     Articles of Association of the Company with effect from the conclusion of the AGM until the conclusion of the AGM of
     the Company for the year 2012, i.e. on or around June 2013         Management For             Voted - For
20  Re-elect Mr. Shen Zhongying as a Independent Non-
     Executive Director of the Company the Directors ,
     pursuant to Article 10.2 of the Articles of Association of the
     Company with effect from the conclusion of the AGM until
     the conclusion of the AGM of the Company for the year
     2012, i.e. on or around June 2013                                  Management For             Voted - For
21  Re-elect Mr. Shen Kangchen as Independent Non-
     Executive Director of the Company the Directors ,
     pursuant to Article 10.2 of the Articles of Association of the
     Company with effect from the conclusion of the AGM until
     the conclusion of the AGM of the Company for the year
     2012, i.e. on or around June 2013                                  Management For             Voted - For
22  Re-elect Mr. Jim Poon also known as Pan Zhanyuan as a
     Independent Non-Executive Director as a of the Company
     the Directors , pursuant to Article 10.2 of the Articles of
     Association of the Company with effect from the conclusion of the AGM until the conclusion of the AGM of the Company
     for the year 2012, i.e. on or around June 2013                     Management For             Voted - For
23  Re-elect Mr. Wu Daqi as a Independent Non-Executive
     Director of the Company the Directors , pursuant to Article
     10.2 of the Articles of Association of the Company with
     effect from the conclusion of the AGM until the conclusion of the AGM of the Company for the year 2012, i.e. on or
     around June 2013                                                   Management For             Voted - For
24  Re-elect Ms. Zhang Nan as a Independent Non-Executive
     Director of the Company the Directors , pursuant to
     Article 10.2 of the Articles of Association of the Company
     with effect from the conclusion of the AGM until the
     conclusion of the AGM of the Company for the year 2012,
     i.e. on or around June 2013                                        Management For             Voted - For
25  Re-elect Mr. Chen Decheng as a Supervisor of the
     Company pursuant to Article 14.2 of the Articles of
     Association of the Company with effect from the conclusion of the AGM until the conclusion of the annual general
     meeting of the Company for the year 2012, i.e. on or around
     June 2013                                                          Management For             Voted - For
26  Re-elect Mr. Kou Laiqi as a Supervisor of the Company
     pursuant to Article 14.2 of the Articles of Association of the
     Company with effect from the conclusion of the AGM until
     the conclusion of the annual general meeting of the
     Company for the year 2012, i.e. on or around June 2013             Management For             Voted - For
                                                                           103





                                       Global X China Industrials ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
 27 Re-elect Mr. Hua Min as a Supervisor of the Company
     pursuant to Article 14.2 of the Articles of Association of the
     Company with effect from the conclusion of the AGM until
     the conclusion of the annual general meeting of the
     Company for the year 2012, i.e. on or around June 2013             Management For             Voted - For
 28 Re-elect Ms. Pan Yingli as a Supervisor of the Company
     pursuant to Article 14.2 of the Articles of Association of the
     Company with effect from the conclusion of the AGM until
     the conclusion of the annual general meeting of the
     Company for the year 2012, i.e. on or around June 2013             Management For             Voted - For
CITIC RESOURCES HOLDINGS LTD
 CUSIP: G2155Y107     Ticker:
 Meeting Type: Annual                        Meeting Date: 25-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100422
     /LTN20100422252.pdf                                                Management None            Non - Voting
 2  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE IN FAVOR OR AGAINST FOR ALL
     RESOLUTIONS. THANK YOU.                                            Management None            Non - Voting
 3  Receive the audited financial statements and the report of the Directors and the Independent Auditors' report for the
     YE 31 DEC 2009                                                     Management For             Voted - For
 4  Re-elect Mr. Kong Dan as a Director                                 Management For             Voted - For
 5  Re-elect Mr. Sun Xinguo as a Director                               Management For             Voted - For
 6  Re-elect Mr. Zeng Chen as a Director                                Management For             Voted - For
 7  Re-elect Mr. Tsang Link Carl, Brian as a Director                   Management For             Voted - For
 8  Authorize the Board of Directors to fix the Directors'
     remuneration                                                       Management For             Voted - For
 9  Re-appoint the Auditors and authorize the Board of
     Directors to fix the Auditors' remuneration                        Management For             Voted - For
 10 Approve to grant a general mandate to the Directors to
     repurchase shares of the Company                                   Management For             Voted - For
 11 Approve to grant a general mandate to the Directors to
     issue new shares of the Company                                    Management For             Voted - For
 12 Approve to increase the general mandate to be given to the
     Directors to issue new shares of the Company                       Management For             Voted - For
SANY HEAVY EQUIPMENT INTERNATIONAL HOLDINGS CO LT
 CUSIP: G78163105     Ticker:
 Meeting Type: Annual                        Meeting Date: 25-Jun-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                             Management None            Non - Voting
 2  Receive and adopt the audited consolidated financial
     statements and the report of the Directors of the Company
     and the Auditors of the Company and its subsidiaries for the
     YE 31 DEC 2009                                                     Management For             Voted - For
 3  Declare a final dividend for the YE 31 DEC 2009                     Management For             Voted - For
 4  Re-elect Mr. Mao Zhongwu as an Executive Director                   Management For             Voted - For
                                                                        104





                                       Global X China Industrials ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
 5  Re-elect Mr. Liang Jianyi as an Executive Director                Management For             Voted - For
 6  Re-elect Mr. Xiang Wenbo as a Non-Executive Director              Management For             Voted - For
 7  Re-elect Mr. Huang Jianlong as a Non-executive Director           Management For             Voted - For
 8  Re-elect Mr. Wu Jialiang as a Non-Executive Director              Management For             Voted - For
 9  Re-elect Mr. Xu Yaxiong as an Independent Non-Executive
     Director                                                         Management For             Voted - For
 10 Re-elect Mr. Ngai Wai Fung as an Independent Non-
     Executive Director                                               Management For             Voted - For
 11 Re-elect Mr. Ng Yuk Keung as an Independent Non-
     Executive Director                                               Management For             Voted - For
 12 Authorize the Board of Directors to fix the remuneration of
     the Directors                                                    Management For             Voted - For
 13 Re-appoint the Auditors of the Company and authorize the
     Board of Directors to fix their remuneration                     Management For             Voted - For
 14 Approve to grant a general mandate to the Directors to allot, issue and deal with shares of the Company not exceeding
     20% of the aggregate nominal amount of the issued share
     capital of the Company as at the date of passing this
     resolution                                                       Management For             Voted - For
 15 Approve to grant a general mandate to the Directors to
     purchase shares of the Company not exceeding 10% of the
     aggregate nominal amount of the issued share capital of the
     Company as at the date of passing this resolution                Management For             Voted - For
 16 Approve to extend the general mandate granted under
     Resolution 6 by adding the shares purchased pursuant to
     the general mandate granted by Resolution 7                      Management For             Voted - For
 17 PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100525
     /LTN20100525027.pdf                                              Management None            Non - Voting
BBMG CORP
 CUSIP: Y076A3105     Ticker:
 Meeting Type: Annual                        Meeting Date: 29-Jun-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                           Management None            Non - Voting
 2  Authorize the Directors of the Company, i) subject to
     paragraph 1(A)(iii) and in accordance with the relevant
     requirements of the Rules Governing the Listing of
     Securities on The Stock Exchange of Hong Kong Limited
     the Listing Rules , the Articles of Association of the
     Company and the applicable laws and regulations of the
     People's Republic of China the PRC , to allot, issue and
     deal with, either separately or concurrently, additional
     Unlisted Shares and H Shares of the Company and to make
     or grant offers, agreements, options and rights of exchange or conversion of shares which might require the exercise of such powers be hereby generally and unconditionally
     approved; ii) the approval of the exercise of the powers
     referred to in paragraph 1(A)(i) shall authorize the Board
     during the Relevant Period to make or grant offers,.CONT         Management For             Voted - For
                                                                        105





                                         Global X China Industrials ETF
Proposal                                                               Proposed by Mgt. Position Registrant Voted
3   .CONT agreements, options and Articles of Association of
     the Company and the applicable PRC laws and regulations;
     and iv) for the purposes of this resolution: H Shares means overseas listed foreign shares in the ordinary share capital of the Company, with a nominal value of RMB1.00 each,
     listed on the Main Board of The Stock Exchange of Hong
     Kong Limited; Unlisted Shares means Domestic Shares and
     Unlisted Foreign Shares, where: a) Domestic Shares are
     ordinary share(s) with a nominal value of RMB1.00 each in
     the share capital of the Company which are subscribed for
     or credited as fully paid up in Renminbi by PRC citizens
     and/or PRC incorporated entities; and b) Unlisted Foreign
     Shares are ordinary share(s) with a nominal value of
     RMB1.00 each in the share capital of the Company which
     are subscribed for or credited as fully paid CONT.                    Management None            Non - Voting
4   .CONT up in foreign currency rights of exchange or
     conversion of shares which might require the exercise of
     such powers after the end of the Relevant Period; iii) each of the aggregate number of Unlisted Shares and H Shares
     allotted, issued and dealt with or agreed conditionally or unconditionally to be allotted, issued and dealt with whether pursuant to an option or otherwise by the Board pursuant to the approval granted in paragraph 1(A)(i) shall not exceed
     20% of each of the aggregate number of Unlisted Shares
     and H Shares of the Company, respectively, in issue at the date of passing this resolution, otherwise than pursuant to
     a) a Rights Issue; or b) any scrip dividend or similar
     arrangement providing for allotment of shares in lieu of the whole or part of a dividend on shares of the Company, in
     accordance with the relevant CONT.                                    Management None            Non - Voting
5   .CONT requirements of the Listing Rules, the by non-PRC
     nationals and/or non-PRC incorporated entities. Authority
     expires the earlier of the conclusion of the next AGM of the
     Company or the expiration of the period within which the
     next AGM is to be held by law B) The Board be authorized
     to make corresponding amendments to the Articles of
     Association of the Company as it thinks fit so as to reflect the new capital structure upon the allotment or issue of
     shares as provided in paragraph 1(A)(i) of this resolution
     The Board may only exercise their authority as mentioned
     above in compliance with the relevant PRC laws and
     regulations, the Listing Rules, and with all necessary
     approvals from the relevant government authorities                    Management None            Non - Voting
6   Approve the proposed issue of the medium-term notes the
     Medium-term Notes in the PRC: as specified B) a
     committee comprising any two executive directors of the
     Company be and is hereby authorized generally and
     unconditionally to handle all matters relating to the
     proposed issue of the Medium-term Notes, including but not limited to the following: i) determine the details of the issue of the Medium-term Notes and to formulate and implement
     specific plan for the issue of the Medium-term Notes,
     including but not limited to the issue size of not more than
     RMB3.4 billion, the issue of the Medium-term Notes in
     tranche(s), the amount and period of each tranche, the
     maturity and method of repayment of the principal amounts
                                                                     106





                                         Global X China Industrials ETF
Proposal                                                            Proposed by Mgt. Position Registrant Voted
     and interest, the interest rates of the Mediumterm Notes or
     the determination mechanism thereof, the provision CONT.           Management For             Voted - For
7   .CONT of guarantees, the specific arrangements and the
     use of proceeds based on the actual situation in accordance with the use of proceeds described above and the selection of qualified professional institutions to participate in the issue of the Medium-term Notes; ii) enter into all
     negotiations in relation to the issue of the Medium-term
     Notes, sign and execute all relevant agreements and other
     documents for and on behalf of the Company and comply
     with the relevant information disclosure procedures
     pursuant to the requirements of regulatory bodies and the
     Listing Rules if necessary ; iii) apply for approvals to the relevant regulatory authorities in respect of the issue of the
     Medium-term Notes and make appropriate adjustments to
     the specific plan for the issue and terms of the Medium-term
     Notes in accordance with the.CONT                                  Management None            Non - Voting
8   .CONT feedback if any from the relevant regulatory
     authorities; and iv) take all such actions as necessary and in the interest of the Company and to determine and make
     arrangements for all specific matters relating to the issue of the Medium term Note; The authority granted to a
     committee comprising any two executive directors of the
     Company to deal with the above matters will remain
     effective for 24 months commencing from the date on which
     the resolution is considered and approved at the AGM               Management None            Non - Voting
9   Approve the proposed amendments to the Articles of
     Association of the Company as set out in the circular of the
     Company dated 30 APR 2010, and to authorize the Board
     to deal with on behalf of the Company the relevant filing and amendments where necessary procedures and other
     related issues arising from the amendments to the Articles
     of Association of the Company                                      Management For             Voted - For
10  Approve the report of the Board for the YE 31 DEC 2009              Management For             Voted - For
11  Approve the report of the Supervisory Board of the
     Company for the YE 31 DEC 2009                                     Management For             Voted - For
12  Approve the audited financial statements and the Auditors'
     report of the Company for the YE 31 DEC 2009                       Management For             Voted - For
13  Approve the profit distribution proposal of the Company, namely, the proposal for distribution of a final dividend of
     RMB0.07 per share before tax in an aggregate amount of
     approximately RMB 271.1 million for the YE 31 DEC 2009,
     and authorize the Board to implement the aforesaid
     distribution                                                       Management For             Voted - For
14  Re-appointment of Ernest & Young and Beijing Xinghua
     Certified Public Accountants Company Limited, as the
     International and Domestic Auditors of the Company for the
     year 2010, respectively, and authorize the Audit Committee of the Board, comprising Messrs. Zhang Chengfu, Hu
     Zhanguang, Xu Yongmo, Zhou Yuxian and Yip Wai Ming,
     all being Directors of the Company, to determine their
     remuneration                                                       Management For             Voted - For
15  Authorize the remuneration and nomination Committee of
     the Board, comprising Messrs. Jiang Weiping, Shi Xijun, Hu
     Zhaoguang, Zhang Chengfu and Xu Yongmo, all being
                                                                           107





                                       Global X China Industrials ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
     Directors of the Company, to determine the remuneration of
     all Executive Directors of the second session of the Board       Management For             Voted - For
 16 Appointment of Mr. Ma Weixin as the Supervisor of the
     Company without receiving any remuneration but an annual
     subsidy of RMB 50,000 before tax from the Company, and
     authorize any Executive Director of the Company to sign a
     service contract with Mr. Ma Weixin for and on behalf of the
     Company                                                          Management For             Voted - For
 17 Approve conditional upon passing of Resolution No.3 as set out in the notice dated 30 APR 2010 of the AGM, amend to
     the rules of procedure of the Board meeting adopted by the shareholders of the Company the Rules of Procedure as
     set out in the circular of the Company dated 30 APR 2010,
     and authorize the Board to deal with on behalf of the
     Company the relevant filing and amendments where
     necessary procedures and other related issues arising from
     the amendment to the Rules of Procedure                          Management For             Voted - For
CHINA RY GROUP LTD
 CUSIP: Y1509D116     Ticker:
 Meeting Type: Annual                        Meeting Date: 29-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK
     http://www.hkexnews.hk/listedco/listconews/sehk/20100429
     /LTN201004291493.pdf                                             Management None            Non - Voting
 2  Approve the report of the Board of Directors of the
     Company FYE 31 DEC 2009                                          Management For             Voted - For
 3  Approve the report of the Supervisory Committee of the
     Company FYE 31 DEC 2009                                          Management For             Voted - For
 4  Approve the work report of Independent Directors of the
     Company FYE 31 DEC 2009                                          Management For             Voted - For
 5  Approve the audited consolidated financial statements of
     the Company FYE 31 DEC 2009                                      Management For             Voted - For
 6  Re-appoint Deloitte Touche Tohmatsu as the Company's
     international Auditors and Deloitte Touche Tohmatsu CPA
     Ltd. as the Company's domestic Auditors for a term ending
     at the next AGM of the Company and to authorize the Board
     of Directors of the Company to determine their
     remuneration                                                     Management For             Voted - For
 7  Approve the Profit Distribution Plan of the Company FYE 31
     DEC 2009                                                         Management For             Voted - For
 8  Approve the adjustments to the remuneration for the
     Independent Directors of the Company                             Management For             Voted - For
METALLURGICAL CORPORATION OF CHINA LTD
 CUSIP: Y5949Y119     Ticker:
 Meeting Type: Annual                        Meeting Date: 29-Jun-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 701030 DUE TO ADDITION OF
     RESOLUTIONS. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
                                                                        108





                                         Global X China Industrials ETF
Proposal                                                               Proposed by Mgt. Position Registrant Voted
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                                    Management None            Non - Voting
2   PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100611
     /LTN20100611164.pdf AND
     http://www.hkexnews.hk/listedco/listconews/sehk/20100429
     /LTN201004291799.pdf                                                  Management None            Non - Voting
3   Approve the report of the Board of Directors of the
     Company for the YE 31 DEC 2009 as specified                           Management For             Voted - For
4   Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009 as specified                           Management For             Voted - For
5   Approve the report of the International Auditors and audited financial statements of the Company for the YE 31 DEC
     2009 as specified                                                     Management For             Voted - For
6   Approve the Profit Distribution Plan of the Company for the
     YE 31 DEC 2009                                                        Management For             Voted - For
7   Appointment of Mr. Jing Tianliang as a Non-Executive
     Director of the Company                                               Management For             Voted - For
8   Approve the provision of external guarantees by the
     Company and its Subsidiaries as specified                             Management For             Voted - For
9   Approve the guarantees provided by the subsidiaries of the
     Company during the period from 21 SEP 2009 to 31 DEC
     2009                                                                  Management For             Voted - For
10  Amend the Rules for Providing External Guarantees of the
     Company                                                               Management For             Voted - For
11  Re-appoint PricewaterhouseCoopers as the International
     Auditor and the appointment of PricewaterhouseCoopers
     Zhong Tian CPAs Limited Company as the Domestic
     Auditor of the Company to hold office until the conclusion of the next AGM and authorize the Board to determine their
     remuneration                                                          Management For             Voted - For
12  Approve the emoluments of the Directors and the
     Supervisors of the Company for the year 2009 as specified             Management For             Voted - For
13  Approve the Company to supply all Corporate
     Communications [as defined in The Rules Governing the
     Listing of Securities On the Stock Exchange of Hong Kong
     Limited] by making them available on the Company's
     website                                                               Management For             Voted - For
14  Authorize the Board, for the purpose of increasing the
     flexibility and efficiency in operation, to issue, allot and deal with additional A Shares not exceeding 20% of the A
     Shares in issue and additional H Shares not exceeding 20%
     of the H Shares in issue and to make corresponding
     amendments to the Articles of Association of the Company
     as it thinks fit so as to reflect the new capital structure upon the allotment or issuance of shares: (A) (a) subject to
     Paragraph C below and in accordance with the relevant
     requirements of the Rules Governing the Listing of
     Securities on The Stock Exchange of Hong Kong Limited,
     the Articles of Association of the Company and the
     applicable laws and regulations of the PRC, the exercise by the Board of Directors during the Relevant Period of all the powers of the Company to authorize, allot or issue, either
                                                                           109





                                           Global X China Industrials ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
        separately or concurrently once every twelve months,
        additional A Shares and H shares and to make or grant
        offers, agreements, options and rights of exchange or
        conversion which might require the exercise of such powers be hereby generally and unconditionally approved; (B) the
        approval in Paragraph A above shall authorize the Board of
        Directors during the Relevant Period to make or grant
        offers, agreements, options and rights of exchange or
        conversion which might require the exercise of such powers after the end of the Relevant Period; (c) each of the
        aggregate nominal amounts of A Shares and H Shares
        authorized, allotted or issued or agreed conditionally or
        unconditionally to be authorized, allotted or issued whether pursuant to an option or otherwise by the Board of
        Directors, either separately or concurrently once every
        twelve months, pursuant to the approval granted in
        Paragraph A shall not exceed 20% of each of the aggregate
        nominal amounts of A Shares and H Shares in issue at the
        date of passing this resolution, otherwise than pursuant to
        (i) a Rights Issue or (ii) any scrip dividend or similar
        arrangement providing for allotment of shares in lieu of the whole or part of a dividend on shares of the Company in
        accordance with the Articles of Association of the Company;
        and [Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period of
        12 months from the date of passing of the special resolution granting the general mandate]; authorize the Board of
        Directors to make corresponding amendments to the
        Articles of Association of the Company as it thinks fit so as to reflect the new capital structure upon the allotment or issue of shares as provided in sub-Paragraph (A) (a) of this
        resolution                                                        Management For             Voted - For
15 Authorize the Board of Directors, subject to this resolution below, to purchase Shares on The Stock Exchange of Hong
        Kong Limited or the Shanghai Stock Exchange or any other
        stock exchange on which the Shares may be listed and
        which is recognized for this purpose by the Hong Kong
        Securities and Futures Commission and the Stock
        Exchange, in accordance with all applicable laws, including the Listing Rules of the Shanghai Stock Exchange, the
        Hong Kong Code on Share Repurchases and the Rules
        Governing the Listing of Securities on The Stock Exchange
        of Hong Kong Limited during the relevant period as
        amended from time to time, not exceeding 10% of the
        aggregate nominal amount of the share capital of the
        Company in issue as at the date of passing of this
        resolution, and the said approval shall be limited
        accordingly; on the condition that the Shareholders have
        approved this resolution above at the AGM, the aggregate
        nominal amount of: (a) A Shares which may be purchased
        or agreed conditionally or unconditionally to be purchased pursuant to the approval in this Resolution above shall not exceed 10% of the aggregate nominal amount of A Shares
        in issue as at the date of passing of this resolution at the
        AGM and at the relevant class meeting of the shareholders
        whichever is later and the said approval shall be limited
                                                                             110





                                         Global X China Industrials ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
     accordingly; b)H Shares which may be purchased or agreed
     conditionally or unconditionally to be purchased pursuant to the approval in this resolution above shall not exceed 10%
     of the aggregate nominal amount of H Shares in issue as at the date of passing of this resolution at the AGM and the
     relevant class meeting of the Shareholders, and the said
     approval shall be limited accordingly; [Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period within which the next AGM of
     the Company is required by the Articles of Association of
     the Company or by law to be held]                                   Management  For            Voted - For
16  Amend the Articles of Association of the Company to reflect the changes in the Company's principal business place in
     Beijing, the PRC and the increase in the registered and
     paid-up share capital of the Company as a result of its A
     Share offering and global offering                                  Management  For            Voted - For
17  Approve the change to the registered and paid-up share
     capital of the Company as a result of its A Share offering
     and global offering                                                 Management  For            Voted - For
18  PLEASE NOTE THAT THIS IS A SHAREHOLDER
     PROPOSAL: authorize the Company to issue medium term
     notes, according to the market conditions and the needs of the Company, in the PRC in the aggregate principal amount
     of not more than RMB 14.9 billion [in multiple tranches] for a term of not more than 10 years in the following terms: (i)
     Place of issue: within the PRC (in multiple tranches); (ii)
     Total principal amount: up to RMB 14.9 billion; (iii) Maturity:
     not more than 10 years; (iv) Interest rate: to be determined according to market conditions and the relevant
     requirements of the relevant regulatory authorities at the time of issue; and (v) Use of proceeds: the entire amount
     will be used to replace the bank loans of the Company               Shareholder Against        Voted - Against
19  PLEASE NOTE THAT THIS IS A SHAREHOLDER
     PROPOSAL: authorize the Company to issue short-term
     financing bills, according to the market conditions and the needs of the Company, in the PRC in the aggregate
     principal amount of not more than RMB 14.4 billion (in
     multiple tranches) for a term of one year in the following terms: (i) Place of issue: within the PRC (in multiple
     tranches); (ii) Total principal amount: up to RMB 14.4 billion;
     (iii) Maturity: 1 year; (iv) Interest rate: to be determined according to market conditions and the relevant at the time of issue requirements of the relevant regulatory authorities at the time of issue; and (v) Use of proceeds: the entire
     amount will be used to replace the bank loans of the
     Company                                                             Shareholder Against        Voted - Against
20  Please Note That This Is A Revision Due To
     Change In Type Of Resolution. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You                         Management  None           Non - Voting
                                                                           111





                             Global X China Industrials ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
METALLURGICAL CORPORATION OF CHINA LTD
 CUSIP: Y5949Y119 Ticker:
 Meeting Type: Class Meeting      Meeting Date: 29-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100429
     /LTN201004291807.pdf                                               Management None            Non - Voting
 2  Authorize the Company to purchase Shares on The Stock
     Exchange of Hong Kong Limited [the Hong Kong Stock
     Exchange] or the Shanghai Stock Exchange or any other
     stock exchange on which the Shares may be listed and
     which is recognized for this purpose by the Hong Kong
     Securities and Futures Commission and the Stock
     Exchange, subject to paragraph (B) below, the exercise by
     the Board of Directors during the Relevant Period of all the powers of the Company in accordance with all applicable
     laws, including the Listing Rules of the Shanghai Stock
     Exchange, the Hong Kong Code on Share Repurchases
     and the Rules Governing the Listing of Securities on The
     Stock Exchange of Hong Kong Limited [as amended from
     time to time], be and is hereby generally and unconditionally approved; the aggregate nominal amount of Shares which
     may be purchased or agreed conditionally or unconditionally to be purchased pursuant to the approval in paragraph (A)
     above shall not exceed 10% of the aggregate nominal
     amount of the share capital of the Company in issue as at
     the date of passing of this resolution, and the said approval shall be limited accordingly; on the condition that the
     Shareholders have approved paragraphs (A) and (B) above
     by a special resolution at the AGM, the aggregate nominal
     amount of: (a) A Shares which may be purchased or agreed
     conditionally or unconditionally to be purchased pursuant to the approval in paragraph (A) above shall not exceed 10%
     of the aggregate nominal amount of A Shares in issue as at the date of passing of this resolution at the AGM and at the relevant class meeting of the Shareholders, whichever is
     later, and the said approval shall be limited accordingly; and
     (b) H Shares which may be purchased or agreed
     conditionally or unconditionally to be purchased pursuant to the approval in paragraph (A) above shall not exceed 10%
     of the aggregate nominal amount of H Shares in issue as at the date of passing of this resolution at the AGM and at the relevant class meeting of the Shareholders, and the said
     approval shall be limited accordingly; [Authority expires at the conclusion of the next AGM of the Company and the
     expiration of the period within which the next annual general meeting of the Company is required by the Articles of
     Association of the Company or Bylaw to be held]                    Management For             Voted - For
                                                              112





                                   Global X China Materials ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
SINOFERT HOLDINGS LTD, HAMILTON
 Security: G8403G103  Ticker:
 Meeting Type: Extraordinary  Meeting Date: 18-Mar-2010
 1  PLEASE NOTE THAT THE SHAREHOLDERS ARE
     ALLOWED TO VOTE IN FAVOR OR AGAINST FOR
     ALL RESOLUTIONS. THANK YOU.                                         Management None            Non-Voting
 2  Ratify and approve the MOUs as specified and the
     execution thereof and implementation of all transactions
     there under; the proposed maximum aggregate annual
     values of the transactions under the MOUs as specified;
     and authorize the Directors of the Company to sign,
     execute, perfect and deliver all such documents and do all such deeds, acts, matters and things as they may in their
     absolute discretion consider necessary or desirable for the purpose of or in connection with the implementation of the
     MOUs and all transactions and other matters contemplated
     there under or ancillary thereto, to waive compliance from and/or agree to any amendment or supplement to any of the
     provisions of the MOUs which in their opinion is not of a
     material nature and to effect or implement any other matters
     referred to in this resolution                                      Management For             Voted - For
 3  Ratify and approve the Sales Contract as specified and the execution thereof and implementation of all transactions
     there under; and authorize the Directors of the Company to sign, execute, perfect and deliver all such documents and
     do all such deeds, acts, matters and things as they may in their absolute discretion consider necessary or desirable for the purpose of or in connection with the implementation of the Sales Contract and all transactions and other matters
     contemplated there under or ancillary thereto, to waive
     compliance from and/or agree to any amendment or
     supplement to any of the provisions of the Sales Contract
     which in their opinion is not of a material nature and to
     effect or implement any other matters referred to in this
     resolution                                                                     Management For Voted - For
CHINA VANADIUM TITANO-MAGNETITE MINING CO LTD
 Security: G21132108  Ticker:
 Meeting Type: Annual         Meeting Date: 15-Apr-2010
 1  Approve and adopt the financial statements of the Company and the subsidiaries for the YE 31 DEC 2009, the Directors'
     report and Independent Auditor's report                             Management For             Voted - For
 2  Re-elect Mr. Jiang Zhong Ping as an Executive Director               Management For             Voted - For
 3  Re-elect Mr. Liu Feng as an Executive Director                       Management For             Voted - For
 4  Election of Mr. Yu Xing Yuan as an Executive Director                Management For             Voted - For
 5  Re-elect Mr. Wang Jin as a Non-Executive Director                    Management For             Voted - For
 6  Re-elect Mr. Teo Cheng Kwee as a Non-Executive Director              Management For             Voted - For
 7  Re-elect Mr. Devlin Paul Jason as a Non-Executive Director           Management For             Voted - For
 8  Re-elect Mr. Gu Peidong as an Independent Non-Executive
     Director                                                            Management For             Voted - For
                                                                   113





                                          Global X China Materials ETF
Proposal                                                            Proposed by Mgt. Position Registrant Voted
9   Authorize the Board of Directors the Board to fix the
     Directors' remuneration for the YE 31 DEC 2010                     Management For             Voted - For
10  Re-appoint Ernst & Young as the Auditors and authorize the
     Board to fix their remuneration                                    Management For             Voted - For
11  Authorize the Directors of the Company, pursuant to the
     Rules (the Listing Rules) Governing the Listing of Securities
     on The Stock Exchange of Hong Kong Limited (the Stock
     Exchange) as amended from time to time, to allot, issue and deal with additional shares of the Company (the Shares)
     and to make or grant offers, agreements and options,
     including warrants to subscribe for shares, during and after the relevant period otherwise than pursuant to i) a rights issue (as specified); or (ii) any issue of Shares upon the exercise of rights of subscription or conversion under the terms of any warrants issued by the Company or any
     securities which are convertible into Shares; or (iii) the exercise of any options granted under the share option
     scheme of the Company; CONTD.                                      Management For             Voted - For
12  .CONTD or (iv) any scrip dividend or similar arrangement providing for the allotment and issue of Shares in lieu of the whole or part of the dividend on Shares in accordance with the memorandum and Articles of Association of the
     Company (Articles) shall not exceed 20% of the issued
     share capital of the Company as at the date of the passing of this resolution and the said approval shall be limited
     accordingly; and Authority expires earlier of the conclusion of the next AGM of the Company; the expiration of the
     period within which the next AGM of the Company is
     required by the Articles or any applicable laws and
     regulations of the Cayman Islands to be held                       Management None            Non-Voting
13  Authorize the Directors of the Company to repurchase
     Shares on the Stock Exchange or any other exchange on
     which the Shares may be listed during the relevant period
     and recognized for this purpose by the Securities and
     Futures Commission of Hong Kong and the Stock
     Exchange under the Code on Share Repurchases (the
     Recognized Stock Exchange) subject to and in accordance
     with all applicable laws and the requirements of the Listing
     Rules or that of any other Recognized Stock Exchange, the
     aggregate number of Shares which may be purchased by
     the Company pursuant to CONTD.                                     Management For             Voted - For
14  .CONTD the approval in this resolution during the Relevant
     Period shall not exceed 10% of the issued share capital of the Company as at the date of the passing of this resolution and the said approval shall be limited accordingly; Authority expires earlier of the conclusion of the next AGM of the
     Company; the expiration of the period within which the next
     AGM of the Company is required by the Articles or any
     applicable laws and regulations of the Cayman Islands to be
     held                                                               Management None            Non-Voting
15  Approve, conditional upon Resolutions 5 and 6 convening
     this meeting of which this resolution forms part being
     passed, the aggregate number of Shares which may be
     repurchased by the Company after the date of the passing
     of this resolution (up to a maximum of 10% of the issued
     share capital of the Company as stated in Resolution 6 in
                                                                           114





                                        Global X China Materials ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
     the notice convening this meeting of which this resolution forms part) shall be added to the number of Shares that
     may be allotted or agreed conditionally or unconditionally to be allotted and issued by the Directors under the authority granted pursuant to Resolution 5 in the notice convening
     this meeting of which this resolution forms part                  Management For             Voted - For
 16 Approve and adopt, conditional on the Listing Committee of the Stock Exchange granting the approval of the listing of, and permission to deal in, the Shares which may fall to be issued pursuant to the share option scheme (as specified)
     (the New Share Option Scheme), the New Share Option
     Scheme; and authorize the Directors to grant options and to allot, issue and deal with the Shares pursuant to the
     exercise of any option granted thereunder and to take such steps and do such acts and to enter into such transactions, arrangements or agreements as may be necessary or
     expedient in order to implement and give full effect to the
     New Share Option Scheme                                           Management For             Voted - For
 17 Approve, subject to and conditional upon the passing of
     Resolution 8 in the notice convening this meeting of which this resolution forms part and the condition referred to
     therein being satisfied or fulfilled, the operation of the existing share option scheme of the Company adopted on
     04 SEP 2009 (the Existing Share Option Scheme) be
     terminated with effect from the date of adoption of the New
     Share Option Scheme (such that no further options shall
     thereafter be offered under the Existing Share Option
     Scheme but in all other respects the provisions of the
     Existing Share Option Scheme shall remain in full force and
     effect)                                                           Management For             Voted - For
 18 PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                           Management None            Non-Voting
REAL GOLD MINING LTD
 Security: G74099105  Ticker:
 Meeting Type: Annual             Meeting Date: 22-Apr-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE IN FAVOR OR AGAINST ONLY FOR THE
     BELOW RESOLUTIONS. THANK YOU.                                     Management None            Non-Voting
 2  Adopt the audited financial statements for the YE 31 DEC
     2009 and the reports of the Directors of the Company and
     the Auditors of the Company                                       Management For             Voted - For
 3  Re-elect Mr. Qiu Haicheng as an Executive Director                 Management For             Voted - For
 4  Re-elect Mr. Ma Wenxue as an Executive Director                    Management For             Voted - For
 5  Re-elect Mr. Cui Jie as an Executive Director                      Management For             Voted - For
 6  Re-elect Mr. Yang Yicheng as an Independent Non-
     Executive Director                                                Management For             Voted - For
 7  Authorize the Board of Directors to fix the Directors'
     remuneration for the YE 31 DEC 2010                               Management For             Voted - For
 8  Re-appoint Deloitte Touche Tohmatsu as the Auditors of the
     Company and authorize the Board to fix their remuneration         Management For             Voted - For
                                                                        115





                                        Global X China Materials ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
 9  Authorize the Directors to allot, issue and deal with
     additional shares in the capital of the Company or securities convertible into shares or options, warrants or similar rights to subscribe for shares and make or grant offers,
     agreements and options during and after the relevant
     period, not exceeding 20% of the aggregate nominal
     amount of the issued share capital of the Company,
     otherwise than pursuant to i) a rights issue; or ii) the
     exercise of subscription or conversion rights attached to any warrants or securities; or iii) the exercise of options or similar arrangement; or iv) any scrip dividend or similar
     arrangement; Authority expires the earlier of the conclusion of the next AGM or the expiration of the period within which the next AGM is to be held by the Articles of Association of
     the Company or by law of Cayman Islands                            Management For             Voted - For
 10 Authorize the Directors of the Company to repurchase
     shares of the Company during the relevant period, on The
     Stock Exchange of Hong Kong Limited or any other stock
     exchange on which the shares of the Company have been
     or may be listed and recognized by the Securities and
     Futures Commission under the Hong Kong Code on share
     repurchases for such purposes, subject to and in
     accordance with all applicable laws and regulations, at such price as the Directors may at their discretion determine in accordance with all applicable laws and regulations, not
     exceeding 10% of the aggregate nominal amount of the
     issued share capital of the Company; Authority expires the earlier of the conclusion of the next AGM or the expiration of the period within which the next AGM is to be held by the
     Articles of Association of the Company or by law of Cayman
     Islands                                                            Management For             Voted - For
 11 Approve to extend the general mandate granted to the
     Directors of the Company to allot shares and to make or
     grant offers, agreements and options pursuant to Resolution
     8, by an amount representing the aggregate nominal
     amount of the share capital repurchased by the Company
     pursuant to Resolution 9, provided that such amount does
     not exceed 10% of the aggregate nominal amount of the
     issued share capital of the Company at the date of passing
     this resolution                                                    Management For             Voted - For
 12 PLEASE NOTE THAT THIS IS A REVISION DUE TO
     RECEIPT OF CONSERVATIVE RECORD DATE. IF YOU
     HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
     NOT RETURN THIS PROXY FORM UNLESS YOU
     DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
     THANK YOU.                                                         Management None            Non-Voting
CHINA XLX FERTILISER LTD, SINGAPORE
 Security: Y1564X106  Ticker:
 Meeting Type: Annual             Meeting Date: 27-Apr-2010
 1  Receive and adopt the Directors' report and audited
     financial statements for the YE 31 DEC 2009 and the
     Auditors' report thereon                                           Management For             Voted - For
                                                                        116





                                          Global X China Materials ETF
Proposal                                                         Proposed by Mgt. Position Registrant Voted
2   Declare a final dividend of SGD 0.006 per ordinary share in
     respect of the FYE 31 DEC 2009                                  Management For             Voted - For
3   Approve Directors' fees of SGD 140,000 for the YE 31 DEC
     2009                                                            Management For             Voted - For
4   Re-elect Mr. Liu Xingxu as an Executive Director of the
     Company, who retires under Article 89 of the Articles of
     Association of the Company                                      Management For             Voted - For
5   Re-elect Mr. Ong Kian Guan as a Director, who retires
     under Article 89 of the Articles of Association of the
     Company                                                         Management For             Voted - For
6   Re-appoint Ernst & Young LLP as the Auditors of the
     Company and authorize the Board of Directors to fix their
     remuneration                                                    Management For             Voted - For
7   Authorize the Directors of the Company, pursuant to
     Section 161 of the Companies Act, and the Listing Rules of
     the SGX-ST, at any time to such persons and upon such
     terms and for such purposes as the Directors may in their
     absolute discretion deem fit, to: i issue shares in the
     capital of the Company whether by way of rights, bonus or
     otherwise; ii make or grant offers, agreements or options
     that might or would require shares to be issued or other
     transferable rights to subscribe for or purchase shares
     collectively, Instruments including but not limited to the creation and issue of warrants, debentures or other
     instruments convertible into shares; iii issue additional
     Instruments arising from adjustments made to the number
     of Instruments previously issued in the event of rights,
     bonus or capitalization issues; CONTD.                          Management For             Voted - For
8   CONTD. and b notwithstanding the authority conferred by
     the shareholders may have ceased to be in force issue
     shares in pursuance of any instrument made or granted by
     the Directors while the authority was in force, provided
     always that i the aggregate number of shares to be issued
     pursuant to this resolution including shares to be issued in pursuance of Instruments made or granted pursuant to this
     resolution does not exceed 50% of the total number of
     issued shares excluding treasury shares, of which the
     aggregate number of shares including shares to be issued
     in pursuance of instruments made or granted pursuant to
     this resolution to be issued other than on a pro rata basis to shareholders of the Company does not exceed 20% of the
     total number of issued shares (excluding treasury shares),
     and for the purpose CONTD.                                      Management None            Non-Voting
9   CONTD. of this resolution, the total number of issued
     shares excluding treasury shares shall be the Company's
     total number of issued shares excluding treasury shares at the time this resolution is passed, after adjusting for; a new shares arising from the conversion or exercise of
     convertible securities, or b new shares arising from
     exercising share options or vesting of share awards
     outstanding or subsisting at the time this resolution is
     passed provided the options or awards were granted in
     compliance with Part VIII of Chapter 8 of the Listing Manual of the SGX-ST, and c any subsequent bonus issue,
     consolidation or subdivision of the Company's shares; the
                                                               117





                                  Global X China Materials ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
     50% limit in sub-paragraph i above may be increased to
     100% for issues of shares and/or Instruments by way of a
     renounceable rights issue where CONTD.                              Management None            Non-Voting
 10 CONTD. shareholders of the Company are entitled to
     participate in the same on a pro-rata basis at any time up to
     31 DEC 2010; Authority shall continue in force until the
     conclusion of the next AGM or the date by which the next
     AGM of the Company is required by Law to be held                    Management None            Non-Voting
 11 Authorize the Directors of the Company, subject to and
     conditional upon the passing of Resolution 7 above, at any time up to 31 DEC 2010 to issue shares other than on a
     pro-rata basis to shareholders of the Company at an issue
     price for each share which shall be determined by the
     Directors of the Company in their absolute discretion
     provided that such price shall not represent a discount of more than 20% to the weighted average price of a share for trades done on the SGX-ST as determined in accordance
     with the requirements of SGX-ST                                     Management For             Voted - For
 12 Transact any other business                                          Management None            Non-Voting
CHINA XLX FERTILISER LTD, SINGAPORE
 Security: Y1564X106 Ticker:
 Meeting Type: Extraordinary Meeting Date: 27-Apr-2010
 1  Authorize the Directors of the Company, for the purposes of
     Sections 76C and 76E of the Companies Act, Chapter 50
     (the Companies Act), to purchase or otherwise acquire
     ordinary shares in the capital of the Company (Shares) not exceeding in aggregate the Maximum Percentage (as
     defined), at such price or prices as may be determined by
     the Directors from time to time up to the Maximum Price (as hereafter defined), whether by way of on-market
     purchase(s) on the Singapore Exchange Securities Trading
     Limited (the SGX-ST) and/or The Stock Exchange of Hong
     Kong Limited (the SEHK) (or any other stock exchange on
     which the securities of the Company may be listed and
     recognized by the Securities and Futures Commission of
     Hong Kong and the SEHK for this purpose), through the
     ready markets, through one or more duly licensed
     stockbrokers appointed by the Company for the purpose;
     and/or in Singapore, off-market purchase(s) (if effected
     otherwise than on the SGX-ST) in accordance with any
     equal access scheme(s) as may be determined or
     formulated by the Directors as they consider fit, which
     scheme(s) shall satisfy all the conditions prescribed by the
     Companies Act, and otherwise in accordance with all laws,
     regulations and rules of the SGX-ST as may for the time
     being be applicable; [Authority expires the earlier of the conclusion of the next AGM of the Company or the date of
     the next AGM of the Company as required by law];
     authorize the Directors of the Company to take all
     necessary steps and to negotiate, finalize and enter into all transactions, arrangements and agreements and to execute
     all such documents (including but not limited to the
     execution of application forms and transfers) with full and
                                                                   118





                                        Global X China Materials ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
     discretionary powers to make or assent to any modifications or amendments thereto in any manner they may deem
     necessary, expedient, incidental or in the interests of the
     Company and the Group for the purposes of giving effect to this Resolution and the transactions contemplated
     thereunder                                                      Management For             Voted - For
FUFENG GROUP LTD
 Security: G36844101  Ticker:
 Meeting Type: Annual             Meeting Date: 12-May-2010
 1  Receive, consider and adopt the audited consolidated
     financial statements of the Company and its subsidiaries
     and the reports of the Directors of the Company (the
     Directors) and of the Auditor of the Company for the YE
     31 DEC 2009                                                     Management For             Voted - For
 2  Approve a final dividend of HKD15 cents per share of the
     Company for the YE31 DEC 2009                                   Management For             Voted - For
 3  Re-elect Mr. Li Xuechun as a Executive Director                  Management For             Voted - For
 4  Re-elect Mr. Feng Zhenquan as a Executive Director               Management For             Voted - For
 5  Re-elect Mr. Xu Guohua as a Executive Director                   Management For             Voted - For
 6  Re-elect Mr. Li Deheng as a Executive Director                   Management For             Voted - For
 7  Re-elect Mr. Li Guangyu as a Executive Director                  Management For             Voted - For
 8  Authorize the Directors to fix the remuneration of the re-
     elected Directors                                               Management For             Voted - For
 9  Re-appoint PricewaterhouseCoopers as the Auditor of the
     Company and authorize the Board of Directors to fix its
     remuneration                                                    Management For             Voted - For
 10 Authorize the Directors to issue shares of the Company           Management For             Voted - For
 11 Authorize the Directors to repurchase shares of the
     Company                                                         Management For             Voted - For
 12 Approve to extend the general mandate to issue shares by
     adding repurchased shares thereto                               Management For             Voted - For
 13 PLEASE NOTE THAT IMPORTANT ADDITIONAL
     MEETING INFORMATION IS AVAILABLE BY CLICKING
     ON THE MATERIAL URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100408
     /LTN20100408518.pdf                                             Management None            Non-Voting
 14 PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR ALL
     RESOLUTIONS THANK YOU.                                          Management None            Non-Voting
CITIC PAC LTD
 Security: Y1639J116  Ticker:
 Meeting Type: Annual             Meeting Date: 14-May-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                          Management None            Non-Voting
 2  Receive the Audited accounts and the reports of the
     Directors and the Auditors for the YE 31 DEC 2009               Management For             Voted - For
 3  Declare a final dividend for the YE 31 DEC 2009                  Management For             Voted - For
 4  Re-elect Mr. Chang Zhenming as a Director, who retires           Management For             Voted - For
                                                                        119





                                          Global X China Materials ETF
Proposal                                                   Proposed by Mgt. Position Registrant Voted
5   Re-elect Mr. Vernon Francis Moore as a Director, who
     retires                                                   Management For             Voted - For
6   Re-elect Mr. Liu Jifu as a Director, who retires           Management For             Voted - For
7   Re-elect Mr. Willie Chang as a Director, who retires       Management For             Voted - For
8   Re-elect Mr. Norman Ho Hau Chong as a Director, who
     retires                                                   Management For             Voted - For
9   Re-elect Mr. Yin Ke as a Director, who retires             Management For             Voted - For
10  Re-appoint Messrs. PricewaterhouseCoopers as the
     Auditors and authorize the Board of Directors to fix their
     remuneration                                              Management For             Voted - For
11  Authorize the Directors of the Company, during and after the end of the Relevant Period to allot, issue and dispose of additional shares in the Company and to make or grant
     offers, agreements and options which would or might
     require the exercise of such powers; the aggregate nominal value of share capital allotted or agreed conditionally or unconditionally to be allotted whether pursuant to an option or otherwise by the Directors of the Company pursuant to
     the mandate in paragraph A , otherwise than pursuant to I
     Rights Issue or II any option scheme or similar
     arrangement for the time being adopted for the grant or
     issue to the officers and/or employees of the Company
     and/or any of its subsidiaries of shares or rights to acquire shares of the Company or III the exercise of rights of
     subscription or conversion CONTD.                         Management For             Voted - For
12  .CONTD under the terms of any warrants issued by the
     Company or any securities which are convertible into
     shares of the Company or IV any scrip dividend or similar
     arrangement providing for the allotment of shares in lieu of the whole or part of a dividend on shares of the Company
     pursuant to the Articles of Association of the Company from time to time, shall not exceed 20% of the aggregate nominal amount of the share capital of the Company in issue at the date of this resolution and the said mandate shall be limited accordingly; Authority expires at the conclusion of the next
     AGM of the Company or the expiration of the period within
     which the next AGM of the Company is required by law to
     be held                                                   Management None            Non-Voting
13  Authorize the Directors of the Company, during the
     Relevant Period to purchase or otherwise acquire shares of the Company, in accordance with all applicable laws and
     the requirements of the Rules Governing the Listing of
     Securities on the Stock Exchange of Hong Kong Limited,
     provided that the aggregate nominal amount of shares so
     purchased or otherwise acquired shall not exceed 10% of
     the aggregate nominal amount of the share capital of the
     Company in issue at the date of this resolution; Authority expires at the conclusion of the next AGM of the Company
     or the expiration of the period within which the next AGM of
     the Company is required by law to be held                 Management For             Voted - For
14  Approve, conditional upon the passing of Resolutions 5
     and 6 set out in the Notice convening this Meeting, the
     aggregate nominal amount of the shares which are
     purchased or otherwise acquired by the Company pursuant
     to Resolution 6 shall be added to the aggregate nominal
                                                         120





                                        Global X China Materials ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
     amount of the shares which may be issued pursuant to
     Resolution 5                                                     Management For             Voted - For
YINGDE GASES GROUP CO LTD
 Security: G98430104  Ticker:
 Meeting Type: Annual             Meeting Date: 19-May-2010
 1  Receive and adopt the audited consolidated financial
     statements of the Company and the reports of the Directors
     and the Auditors for the YE 31 DEC 2009                          Management For             Voted - For
 2  Re-elect Mr. Zhongguo Sun as the Director of a Company            Management For             Voted - For
 3  Re-elect Mr. Zhao Xiangti as a Director of the Company            Management For             Voted - For
 4  Re-elect Mr. Chen Yan as a Director of the Company                Management For             Voted - For
 5  Re-elect Mr. Chen Dar Cin as the Director of a Company            Management For             Voted - For
 6  Re-elect Mr. Xu Zhao as a Director of the Company                 Management For             Voted - For
 7  Re-elect Mr. Zheng Fuya as a Director of the Company              Management For             Voted - For
 8  Re-elect Dr. Wang Ching as a Director of the Company              Management For             Voted - For
 9  Authorize the Board of Directors to fix the remuneration of
     the Directors of the Company                                     Management For             Voted - For
 10 Re-appoint KPMG as the Auditors of Company and
     authorize the Board of Directors of the Company to fix their
     remuneration                                                     Management For             Voted - For
 11 Authorize the Directors of our Company to allot, issue and deal with additional shares not exceeding 20% of the issued
     share capital of our Company                                     Management For             Voted - For
 12 Authorize the Directors of our Company to repurchase
     shares not exceeding 10% of the issued share capital of the
     Company                                                          Management For             Voted - For
 13 Approve to extend the authority given to the Directors of the
     Company pursuant to Resolution 4(A) to issue shares by
     adding to the issued share capital of the Company, the
     number of shares repurchased under Resolution 4(B)               Management For             Voted - For
 14 Approve and ratify the proposed revised annual caps for the
     Supply-related Transactions for the year ending 31 DEC
     2010 and thereafter, until 30 OCT 2029                           Management For             Voted - For
 15 PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE IN FAVOR OR AGAINST ONLY FOR THE
     BELOW RESOLUTIONS. THANK YOU.                                    Management None            Non-Voting
ZIJIN MINING GROUP CO LTD, FUJIAN PROVINCE
 Security: Y9892H107  Ticker:
 Meeting Type: Annual             Meeting Date: 25-May-2010
 1  Please Note That This Is An Amendment To
     Meeting Id 688970 Due To Additional
     Resolution. All Votes Received On The
     Previous Meeting Will Be Disregarded And
     You Will Need To Reinstruct On This Meeting
     Notice. Thank You.                                               Management None            Non-Voting
 2  Please Note That The Company Notice Is
     Available By Clicking On The Url Link:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100428
     /LTN20100428059.pdf                                              Management None            Non-Voting
                                                                        121





                                        Global X China Materials ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
 3  Approve the report of the Board of Directors of the
     Company for 2009                                                  Management For             Voted - For
 4  Approve the report of the Independent Directors of the
     Company for 2009                                                  Management For             Voted - For
 5  Approve the report of Supervisory Committee of the
     Company for 2009                                                  Management For             Voted - For
 6  Approve the financial report for the YE 31 DEC 2009                Management For             Voted - For
 7  Approve the Company's 2009 annual report and its
     summary report                                                    Management For             Voted - For
 8  Approve the profit distribution proposal of the Company for
     the YE 31 DEC 2009                                                Management For             Voted - For
 9  Approve the remunerations of the Directors and Supervisors
     of the Company for the YE 31 DEC 2009                             Management For             Voted - For
 10 Re-appointment of Ernst & Young Hua Ming and Ernst &
     Young as the Company's domestic and International
     Auditors respectively for the YE 31 DEC 2010, and
     authorize the Board of Directors to determine their
     remuneration                                                      Management For             Voted - For
 11 Authorize the Board of Directors to make the donation
     decisions with a total aggregate annual amount not
     exceeding 6% of the Company's total net profit of the year,
     and to report the execution of the donation in the AGM            Management For             Voted - Against
DONGYUE GROUP LTD
 Security: G2816P107  Ticker:
 Meeting Type: Annual             Meeting Date: 26-May-2010
 1  PLEASE NOTE THAT IMPORTANT ADDITIONAL
     MEETING INFORMATION IS AVAILABLE BY CLICKING
     ON THE MATERIAL URL LINK -
     http://www.hkexnews.hk/listedco/listconews/sehk/20100426
     /LTN20100426342.pdf                                               Management None            Non-Voting
 2  Receive and adopt the audited consolidated financial
     statements of the Company and its subsidiaries and the
     reports of the Directors and the Auditors for the YE 31 DEC
     2009                                                              Management For             Voted - For
 3  Re-elect Mr. Zhang Jianhong as an Executive Director of
     the Company                                                       Management For             Voted - For
 4  Re-elect Mr. Yue Run Dong as an Independent Non-
     Executive Director of the Company                                 Management For             Voted - For
 5  Re-elect Mr. Ting Leung Huel, Stephen as an Independent
     Non-Executive Director of the Company                             Management For             Voted - For
 6  Re-elect Mr. Yan Jianhua as an Executive Director of the
     Company                                                           Management For             Voted - For
 7  Authorize the Board of Directors of the Company to fix the
     Directors' remuneration                                           Management For             Voted - For
 8  Re-appoint Deloitte Touche Tohmatsu as the Auditors of the
     Company and authorize the Board of Directors of the
     Company to fix their remuneration                                 Management For             Voted - For
 9  Declare a final dividend for the YE 31 DEC 2009                    Management For             Voted - For
 10 Authorize the Directors to issue new shares of the Company         Management For             Voted - For
 11 Authorize the Directors to repurchase shares of the
     Company                                                           Management For             Voted - For
                                                                 122





                                        Global X China Materials ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
 12 Approve to extend the general mandate to issue new
     shares of the Company by adding the number of the shares
     repurchased                                                     Management For             Voted - For
 13 PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE IN FAVOR OR AGAINST ONLY FOR THE
     BELOW RESOLUTIONS. THANK YOU.                                   Management None            Non-Voting
XINJIANG XINXIN MINING INDUSTRY CO LTD
 Security: Y9723Q102  Ticker:
 Meeting Type: Annual             Meeting Date: 28-May-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100408
     /LTN20100408015.pdf                                             Management None            Non-Voting
 2  Approve the report of the Board of Directors of the
     Company (the Board of Directors) for the year 2009              Management For             Voted - For
 3  Approve the report of the Supervisory Committee of the
     Company for the year 2009                                       Management For             Voted - For
 4  Approve the consolidated audited financial statements of
     the Company for the YE 31 DEC 2009                              Management For             Voted - For
 5  Approve the accumulated profit distribution plan of the
     Company and the relevant declaration and payment of a
     final dividend of RMB 0.05 per share of the Company for the
     YE 31 DEC 2009 as recommended by the Board of
     Directors                                                       Management For             Voted - For
 6  Approve the re-appointment of PricewaterhouseCoopers as
     the Company's International Auditors and
     PricewaterhouseCoopers Zhong Tian CPAs Limited
     Company as the Company's PRC Auditors for a term
     ending at the next AGM of the Company and authorize the
     Board of Directors to determine their remuneration              Management For             Voted - For
 7  Approve the revised annual caps (as defined in the notice
     convening the AGM)                                              Management For             Voted - For
 8  Approve the Registered Capital Increase Agreement (as
     defined in the notice convening the AGM)                        Management For             Voted - For
 9  Approve the change of use of the net proceeds received by
     the Company from the Global Offering                            Management For             Voted - For
 10 Approve the amendments to the Articles of Association of
     the Company                                                     Management For             Voted - For
HUNAN NONFERROUS METALS CORPORATION LTD
 Security: Y3767E109  Ticker:
 Meeting Type: Annual             Meeting Date: 31-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE
     RESOLUTIONS. THANK YOU.                                         Management None            Non-Voting
 2  Approve the report of the Board of the Company for the
     year 2009                                                       Management For             Voted - For
 3  Approve the report of the Supervisory Committee of the
     Company for the year 2009                                       Management For             Voted - For
                                                                        123





                                          Global X China Materials ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
4   Approve the audited financial statements of the Company
     for the year 2009                                                    Management For             Voted - For
5   Appointment of International and Domestic Auditors of the
     Company and                                                          Management For             Voted - For
6   Authorize the Board of Directors the Board of the
     Company an unconditional general mandate to allot, issue
     and deal with new Domestic Shares Domestic Shares and
     overseas listed Foreign Shares H Shares : subject to
     Resolutions Numbered 5.3 and 5.4 and pursuant to the
     Company Law the Company Law of the People's Republic
     of China the PRC and the Rules governing the Listing of
     Securities on the Stock Exchange of Hong Kong Limited
     the Listing Rules as amended from time to time , the
     exercise by the Board of all the powers of the Company
     granted by the general and unconditional mandate to allot, issue and deal with shares during the relevant period as
     specified and to determine the terms and conditions for the allotment and issue of new shares including the following
     terms: 1) class and number of new shares to be issued; 2)
     price determination CONTD.                                           Management For             Voted - For
7   CONTD. method of new shares and/or issue price including
     price range ; 3) the starting and closing dates for the issue;
     and 4) the making or granting of offers, agreements and
     options which might require the exercise of such powers;
     the approval in resolution numbered 5.1 shall authorize the
     Board during the relevant period to make or grant offers,
     agreements and options which would or might require the
     exercise of such powers after the end of the relevant period;
     the aggregate nominal amount of new domestic shares and
     new H shares allotted, issued and dealt with or agreed
     conditionally or unconditionally to be allotted, issued and dealt with whether pursuant to an option or otherwise by
     the Board pursuant to the approval in Resolution Numbered
     5.1, other than pursuant to issue of shares by conversion of
     the surplus reserve into CONTD.                                      Management None            Non-Voting
8   CONTD. share capital in accordance with the Company
     Law of the PRC and the Articles of Association of the
     Company, shall not exceed 20% of each class of the
     existing domestic shares and H shares; in exercising the
     powers granted under resolution numbered 5.1, the Board
     must 1) comply with the Company Law of the PRC and
     other applicable laws and regulations as amended from
     time to time ; and 2) obtain approval from the China
     Securities Regulatory Commission and other relevant PRC
     government departments Authority expires the earlier of the conclusion of the next general meeting of the Company or
     12 months ;CONTD.                                                    Management None            Non-Voting
9   CONTD. authorize the Board, subject to the approval of the relevant authorities of the PRC and in accordance with the
     Company Law of the PRC, to increase the registered share
     capital of the Company to the required amount upon the
     exercise of the powers pursuant to resolution numbered 5.1 above; to sign the necessary documents, complete the
     necessary formalities and take other necessary steps to
     complete the allotment and issue and listing of new shares, provided the same do not violate the relevant laws,
                                                                    124





                                  Global X China Materials ETF
 Proposal                                                              Proposed by Mgt. Position Registrant Voted
     administrative regulations, listing rules of the relevant Stock
     Exchange and the Articles of Association; subject to the
     approval of the relevant PRC authorities, to make
     appropriate and necessary amendments to the articles of
     association after completion of the allotment and issue of new shares to reflect the alternative in the share capital structure and registered capital of the Company pursuant to
     the exercise of this mandate                                          Management None            Non-Voting
 10 Other matters, if any                                                  Management None            Voted - For
CHINA RARE EARTH HOLDINGS LTD
 Security: G21089100  Ticker:
 Meeting Type: Annual             Meeting Date: 03-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                               Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100428/LTN20100428256.pdf                                      Management None            Non-Voting
 3  Receive the audited consolidated financial statements of the
     Company and its subsidiaries FYE 31 DEC 2009 and the
     Directors' report and the Independent Auditor's report
     thereon                                                               Management For             Voted - For
 4  Re-elect Mr. Jiang Quanlong as a Director                              Management For             Voted - For
 5  Re-elect Mr. Jiang Cainan as a Director                                Management For             Voted - For
 6  Re-elect Mr. Jin Zhong as a Director                                   Management For             Voted - For
 7  Authorize the Board of Directors to fix the Directors'
     remuneration                                                          Management For             Voted - For
 8  Re-appoint the retiring Auditors, CCIF CPA Limited and to
     authorize the Board of Directors to fix their remuneration            Management For             Voted - For
 9  Authorize the Directors to allot, issue and deal with
     unissued shares not exceeding 20% of the issued share
     capital of the Company                                                Management For             Voted - For
 10 Authorize the Directors to repurchase shares of the
     Company not exceeding 10% of the issued share capital of
     the Company                                                           Management For             Voted - For
 11 Authorize the Directors to allot, issue and deal with
     additional shares of an amount not exceeding the amount of
     shares repurchased by the Company                                     Management For             Voted - For
ZHAOJIN MINING INDUSTRY COMPANY LTD, BEIJING
 Security: Y988A6104  Ticker:
 Meeting Type: Class Meeting          Meeting Date: 03-Jun-2010
 1  Please Note That The Shareholders Are
     Allowed To Vote 'In Favor' Or 'Against' For All
     Resolutions. Thanks You.                                              Management None            Non-Voting
 2  Please Note That The Company Notice Is
     Available By Clicking On The Url Link:
     Http://Www.Hkexnews.Hk/Listedco/Listconews/
     Sehk/20100416/Ltn20100416759.Pdf                                      Management None            Non-Voting
                                                                     125





                                        Global X China Materials ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
 3  Authorize the Board of the Company to allot, issue or deal with the H Shares of up to a maximum of 20% of the
     aggregate nominal value of the existing issued H Shares of
     the Company as at the date of passing this resolution              Management For             Voted - For
 4  Authorize the Board of the Company to repurchase H
     Shares of up to a maximum of 10% of the aggregate
     nominal value of the issued H Shares share capital of the
     Company as at the date of passing this resolution                  Management For             Voted - For
ZHAOJIN MINING INDUSTRY COMPANY LTD, BEIJING
 Security: Y988A6104  Ticker:
 Meeting Type: Annual             Meeting Date: 03-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTION NUMERS. THANK YOU.                                      Management None            Non-Voting
 2  Approve the report of the Board of Directors (Board) of the
     Company for the YE 31 DEC 2009                                     Management For             Voted - For
 3  Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                     Management For             Voted - For
 4  Approve the audited financial report of the Company for the
     YE 31 DEC 2009                                                     Management For             Voted - For
 5  Approve the proposal for the declaration and payment of
     final dividends for the YE 31 DEC 2009                             Management For             Voted - For
 6  Re-appoint Ernst & Young and Shulun Pan Certified Public
     Accountants Co, Ltd as the International and PRC Auditors
     of the Company for the YE 31 DEC 2010, respectively, and
     authorize the Board to determine their respective
     remuneration                                                       Management For             Voted - For
 7  Authorize the Board of Directors of the Company (the
     Board) to issue, allot and deal with additional H Shares in the share capital of the Company and to make or grant
     offers, agreements and options in respect thereof, subject to the following terms: (i) such mandate shall not extend
     beyond the Relevant Period save that the Board may during
     the Relevant Period make or grant offers, agreements or
     options which might require the exercise of such powers
     after the end of the Relevant Period; (ii) the number of H shares allotted or agreed conditionally or unconditionally to be allotted (whether pursuant to an option or otherwise) by the Board shall not exceed 20% of the existing issued H
     Shares as at the date of passing this resolution, being
     87,434,600 H Shares; and (iii) the Board will only exercise
     its power under CONTD.                                             Management For             Voted - For
 8  CONTD. such mandate in accordance with the Company
     Law of the PRC and the Rules Governing the Listing of
     Securities on The Stock Exchange of Hong Kong Limited
     (as amended from time to time) and only if all necessary
     approvals from the China Securities Regulatory
     Commission and/or other relevant PRC government
     authorities are obtained; Authority expires the earlier of the conclusion of the next AGM of the Company or the
     expiration of a 12-month period following the passing of this resolution ; authorize the Board, contingent on the Board's resolving to issue shares pursuant to sub-Paragraph above
                                                                        126





                                          Global X China Materials ETF
Proposal                                                               Proposed by Mgt. Position Registrant Voted
     of this resolution to approve, execute and do or procure to be executed and done, all such documents, deeds and
     things as it may consider relevant in connection with the
     issue of such new shares including, but not limited to,
     CONTD.                                                                Management None            Non-Voting
9   CONTD. determining the time and place of issue, making all necessary applications to the relevant authorities and
     entering into an underwriting agreement (or any other
     agreement), to determine the use of proceeds and to make
     all necessary filings and registrations with the relevant PRC,
     Hong Kong and other authorities, and to make such
     amendments to the Articles of Association as it thinks fit so as to reflect the increase in registered capital of the
     Company and to reflect the new share capital structure of
     the Company under the intended allotment and issue of the
     shares of the Company pursuant to the above Paragraph of
     this resolution                                                       Management None            Non-Voting
10  Authorize the Board to repurchase the H Shares in issue of the Company on the Hong Kong Stock Exchange during the
     Relevant Period (as specified in above Paragraph), subject to and in accordance with all applicable laws, rules and
     regulations and/or requirements of the PRC, the Hong Kong
     Stock Exchange or any other governmental or regulatory
     bodies; (b) the aggregate nominal value of H Shares of the
     Company authorized to be repurchased subject to the
     approval in Paragraph (a) above during the Relevant Period shall not exceed 10% of the aggregate nominal value of the
     H Shares in issue of the Company as at the date of the
     passing of this resolution. (c) the approval in Paragraph (a)
     above shall be conditional upon: (i) the passing of a special resolution at the AGM of the Company to be held on 03
     JUN 2010 with CONTD.                                                  Management For             Voted - For
11  CONTD. the same terms (except for this sub-Paragraph
     (c)(i)) as the resolutions passed at a H Shares Class
     Meeting and at a Domestic Shares Class Meeting to be
     convened separately for such purpose; (ii) the approval of the relevant PRC regulatory authorities as may be required by laws, rules and regulations of the PRC being obtained by the Company; and (iii) the Company not being required by
     any of its creditors to repay or to provide guarantee in
     respect of any amount due to any of them (or if the
     Company is so required by any of its creditors, the
     Company having, in its absolute discretion, repaid or
     provided guarantee in respect of such amount) pursuant to
     the notification procedure set out in Article 4.2 of the Articles of Association of the Company. approval of all relevant PRC
     regulatory authorities for the repurchase CONTD.                      Management None            Non-Voting
12  CONTD. of such H Shares being granted, to: (i) make such amendments to the Articles of Association of the Company
     accordingly as it thinks fit so as to reduce the registered share capital of the Company and to reflect the new capital structure of the Company upon the repurchase of H Shares
     of the Company as contemplated in Paragraph (a) above;
     and (ii) file the amended Articles of Association of the
     Company with the relevant governmental authorities of the
     PRC                                                                   Management None            Non-Voting
                                                                           127





                                        Global X China Materials ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
CHINA MOLYBDENUM CO LTD, HENAN PROVINCE
 Security: Y1503Z105  Ticker:
 Meeting Type: Annual             Meeting Date: 06-Jun-2010
 1  Receive the report of the Board of Directors of the Company
     for the YE 31 DEC 2009                                              Management For             Voted - For
 2  Receive the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                      Management For             Voted - For
 3  Receive the audited consolidated financial statements and the Auditor's report of the Company for the YE 31 DEC
     2009                                                                Management For             Voted - For
 4  Approve the profit distribution plan and the recommendation for the payment of the final dividend of the Company for the
     YE 31 DEC 2009                                                      Management For             Voted - For
 5  Approve the authorization of the Board to deal with all
     matters in relation to the Company's distribution of interim dividend for the year 2010 in its absolute discretion
     (including, but not limited to, determining whether to
     distribute interim dividend for the year 2010)                      Management For             Voted - For
 6  Re-appointment of Deloitte Touche Tohmatsu CPA ltd. and
     Deloitte Touche Tohmatsu, certified public accountants, as the Company's domestic and overseas Auditors
     respectively for the year 2010, to hold office until the
     conclusion of the next AGM and to authorize the Board to
     determine their remuneration                                        Management For             Voted - For
 7  Other business                                                       Management None            Voted - Against
 8  Authorize the Board to fix the remuneration of the Directors
     and the Supervisors of the Company for the year 2010                Management For             Voted - For
 9  Authorize the board of Directors, for the purpose of
     increasing the flexibility and efficiency in the Company's operation, to give a general mandate to the Board (or the
     Directors of the Company (the Directors) authorised by the
     Board), to issue, allot and deal with additional domestic
     shares (the Domestic Shares) of RMB 0.20 each in the
     share capital of the Company not exceeding 20% of the
     Domestic Shares in issue on the date of passing of this
     special resolution and additional H shares (the H Shares) of
     RMB 0.20 each in the share capital of the Company not
     exceeding 20% of the H Shares in issue on the date of
     passing of this special resolution and authorize the Board to make corresponding amendments to the Articles of
     Association of the Company as it thinks fit so as to reflect the new share capital structure upon the allotment or
     issuance of shares: that: A) (a) subject to paragraphs (c)
     and (d) and in accordance with the relevant requirements of the Rules Governing the Listing of Securities on The Stock
     Exchange of Hong Kong Limited (the Stock Exchange) (the
     Listing Rules), the Articles of Association of the Company
     and the applicable laws and regulations of the People's
     Republic of China (the PRC), as amended from time to
     time, the exercise by the Board during the Relevant Period of all the powers of the Company to allot, issue and deal
     with, either separately or concurrently, additional Domestic
     Shares and H Shares, and to determine the terms and
     conditions for the allotment and issue of the additional
                                                                   128





                                             Global X China Materials ETF
Proposal                                                                 Proposed by Mgt. Position Registrant Voted
        Domestic Shares and H Shares and to make or grant offers,
        agreements, options and rights of exchange or conversion
        which might require the exercise of such powers; (b) the
        approval in paragraph (a) shall authorize the Board during the Relevant Period to make or grant offers, agreements,
        options and rights of exchange or conversion which might
        require the exercise of such powers after the end of the
        Relevant Period; (c) each of the aggregate nominal
        amounts of the new Domestic Shares and the new H
        Shares allotted, issued and dealt with or agreed
        conditionally or unconditionally to be allotted, issued and dealt with (whether pursuant to an option or otherwise) by the Board pursuant to the mandate in paragraph (a) shall
        not exceed 20% of each of the aggregate nominal amounts
        of Domestic Shares and H Shares in issue at the date of
        passing this resolution, otherwise than pursuant to: (i) a
        Rights Issue or (ii) any scrip dividend scheme or similar
        arrangement providing for the allotment of shares in lieu of the whole or part of a dividend on shares of the Company in accordance with the articles of association of the Company;
        (d) In exercising the powers granted in paragraph (a), the
        Board must (i) comply with the Company Law of the PRC
        and other applicable laws and regulations (as amended
        from time to time); and (ii) obtain approval from China
        Securities Regulatory Commission and other relevant PRC
        government departments; (e) the Board, subject to the
        approval of the relevant authorities of the PRC and in
        accordance with the Company Law of the PRC, be and is
        hereby authorized to increase the registered capital of the
        Company to the required amount upon the exercise of the
        powers pursuant to paragraph (a) above; (f) to authorize the
        Board to sign the necessary documents, complete the
        necessary formalities and take other necessary steps to
        complete the allotment and issue and listing of new shares, provided the same do not violate the relevant laws,
        administrative regulations, the Listing Rules and the articles of association of the Company; and [Authority expires at the conclusion of the next annual general meeting of the
        Company or the expiration of the period within which the
        next annual general meeting of the Company is required by
        the articles of association of the Company or other
        applicable laws to be held]; and authorize the Board to
        make corresponding amendments to the articles of
        association of the Company as it thinks fit so as to reflect the new share capital structure upon the allotment or
        issuance of shares as provided in this resolution                    Management For             Voted - For
10 PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
        TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR
        RESOLUTIONS 1 to 9. THANK YOU                                        Management None            Non-Voting
                                                                       129





                                        Global X China Materials ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
MAANSHAN IRON & STEEL CO LTD
 Security: Y5361G109  Ticker:
 Meeting Type: Annual             Meeting Date: 08-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE IN FAVOR OR AGAINST FOR ALL
     RESOLUTIONS. THANK YOU.                                          Management None            Non-Voting
 2  Approve the work report of the Board of Directors for the
     year 2009                                                        Management For             Voted - For
 3  Approve the work report of the Supervisory Committee for
     the year 2009                                                    Management For             Voted - For
 4  Approve the audited financial statements for the year 2009        Management For             Voted - For
 5  Approve the profit distribution plan for the year 2009            Management For             Voted - For
 6  Approve the appointment of Ernst & Young Hua Ming and
     Ernst & Young as the Company's domestic and
     International Auditors for the year 2010 respectively, and authorize the Board of Directors to determine the
     remuneration of the Auditors based on that in 2009               Management For             Voted - For
SHOUGANG CONCORD INTERNATIONAL ENTERPRISES CO LTD
 Security: Y78299107  Ticker:
 Meeting Type: Annual             Meeting Date: 08-Jun-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 700513 DUE TO ADDITIONAL
     RESOLUTOIN. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                               Management None            Non-Voting
 2  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                           Management None            Non-Voting
 3  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100428
     /LTN20100428823.pdf                                              Management None            Non-Voting
 4  Receive the report of the Directors and the audited financial
     statements for the YE 31 DEC 2009                                Management For             Voted - For
 5  Re-elect Mr. Wang Qinghai as a Director                           Management For             Voted - For
 6  Re-elect Mr. Cao Zhong as a Director                              Management For             Voted - For
 7  Re-elect Mr. Li Shaofeng as Director                              Management For             Voted - For
 8  Re-elect Mr. Ip Tak Chuen, Edmond as a Director                   Management For             Voted - For
 9  Re-elect Mr. Wong Kun Kim as a Director                           Management For             Voted - For
 10 Appointment of the Auditor and authorize the Directors to fix
     its remuneration                                                 Management For             Voted - For
 11 Authorize the Directors to issue and dispose of shares not exceeding 20% of the existing issued share capital of the
     Company                                                          Management For             Voted - For
 12 Authorize the Directors to repurchase shares not exceeding
     10% of the existing issued share capital of the Company          Management For             Voted - For
 13 Approve to add, conditional upon the passing of Resolution
     5, the nominal amount of repurchased shares to the general
     mandate given to the Directors to allot shares                   Management For             Voted - For
                                                                        130





                                        Global X China Materials ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
SINOPEC YIZHENG CHEMICAL FIBRE COMPANY LIMITED
 Security: Y9841W106  Ticker:
 Meeting Type: Annual             Meeting Date: 08-Jun-2010
 1  Approve the report of the Directors of the Company for the
     year 2009                                                           Management For             Voted - For
 2  Approve the report of the Supervisory Committee of the
     Company for the year 2009                                           Management For             Voted - For
 3  Approve the audited Financial Statements and the report of
     the Auditors of the Company for the year 2009                       Management For             Voted - For
 4  Approve the scheme of profit distribution of the Company
     for the year 2009                                                   Management For             Voted - For
 5  Re-appoint of KPMG Huazhen and KPMG as the domestic
     and international auditors of the Company for the year
     2010, and authorize the Directors to fix their remuneration         Management For             Voted - For
 6  Approve the revised Caps, (as defined and more particularly described in the circular of the Company dated 19 APR
     2010 (the ''Circular''), a copy of which marked ''A'' is
     produced to the meeting and signed by the Chairman of the
     meeting for the purpose of identification) in relation to the transactions contemplated under the New Financial
     Services Agreement (as defined and more particularly
     described in the Circular) for the remaining two YE 31 DEC
     2010 and 31 DEC 2011                                                Management For             Voted - For
 7  Authorize the Directors on behalf of the Company to sign, seal, execute, perfect, perform and deliver all such
     instruments, documents and deeds, and do all such acts,
     matters and things and take all such acts as they may in
     their discretion consider necessary, desirable or expedient to implement and/or to give effect to the Revised Caps and the transactions contemplated under the New Financial
     Services Agreement                                                  Management For             Voted - For
 8  Approve the ongoing connected transactions under the
     Product Supply Framework Agreement and the
     Comprehensive Service Framework Agreement for the year
     2010 by independent shareholders of the Company                     Management For             Voted - For
 9  Approve the ongoing connected transactions under the
     Financial Services Agreement for the year 2010 by
     independent shareholders of the Company                             Management For             Voted - For
 10 Please Note That Shareholders Are Allowed
     To Vote 'In Favor' Or 'Against' For All
     Resolutions . Thank You.                                            Management None            Non-Voting
 11 Please Note That This Is A Revision Due To
     Receipt Of Voting Option Comment. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                        Management None            Non-Voting
                                                                   131





                                        Global X China Materials ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
SINOFERT HOLDINGS LTD, HAMILTON
 Security: G8403G103  Ticker:
 Meeting Type: Annual             Meeting Date: 09-Jun-2010
 1  Please Note That Shareholders Are Allowed
     To Vote 'In Favor' Or 'Against' Only For All
     Resolutions. Thank You.                                             Management None            Non-Voting
 2  Please Note That The Company Notice Is
     Available By Clicking On The Url Link:
     Http://Www.Hkexnews.Hk/Listedco/Listconews/
     Sehk/20100506/Ltn20100506469.Pdf                                    Management None            Non-Voting
 3  Receive and adopt the audited consolidated financial
     statements of the Company and the reports of the Directors
     and the Auditors of the Company for the YE 31 DEC 2009              Management For             Voted - For
 4  Re-elect Mr. Liu De Shu as a Non-executive Director of the
     Company                                                             Management For             Voted - For
 5  Re-elect Mr. Du Ke Ping as an Executive Director of the
     Company                                                             Management For             Voted - For
 6  Re-elect Mr. Ko Ming Tung, Edward as an Independent
     Non-executive Director of the Company                               Management For             Voted - For
 7  Re-elect Mr. Tang Tin Sek as an Independent Non-
     executive Director of the Company                                   Management For             Voted - For
 8  Authorize the Board of Directors of the Company to fix the
     remuneration for all Directors                                      Management For             Voted - For
 9  Re-appoint Deloitte Touche Tohmatsu as the Auditors of the
     Company and to authorize the Board of Directors of the
     Company to fix their remuneration                                   Management For             Voted - For
 10 Authorize the Directors a general mandate to allot, issue
     and deal with ordinary shares of the Company                        Management For             Voted - For
 11 Authorize the Directors a general mandate to repurchase
     ordinary shares of the Company                                      Management For             Voted - For
 12 Authorize the directors to allot, issue and deal with ordinary shares of the Company by the number of ordinary shares
     repurchased                                                         Management For             Voted - For
 13 Approve the proposed amendments to the bye-laws of the
     Company                                                             Management For             Voted - For
LUMENA RESOURCES CORP
 Security: G56976106  Ticker:
 Meeting Type: Annual             Meeting Date: 15-Jun-2010
 1  Approve the audited consolidated financial statements and the reports of the Directors of the Company and the Auditor
     for the FYE 31DEC 2009                                              Management For             Voted - For
 2  Re-elect of Mr. Suo Lang Duo Ji as a Non-executive
     Director of the Company                                             Management For             Voted - For
 3  Re-elect of Mr. Wang Chun Lin as a Non-executive Director
     of the Company                                                      Management For             Voted - For
 4  Re-elect of Mr. Zhang Songyi as a Non-executive Director
     of the Company                                                      Management For             Voted - For
 5  Re-elect of Mr. Li Xudong as an Executive Director of the
     Company                                                             Management For             Voted - For
                                                                   132





                                        Global X China Materials ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
 6  Re-elect of Mr. Yu Man Chiu Rudolf as an Executive
     Director of the Company                                            Management For             Voted - For
 7  Re-elect of Mr. Gao Zongze as an Independent Non-
     Executive Director of the Company                                  Management For             Voted - For
 8  Re-elect of Mr. Xia Lichuan as an Independent Non-
     Executive Director of the Company                                  Management For             Voted - For
 9  Authorize the Board of Directors of the Company to fix the
     remuneration of the Directors of the Company                       Management For             Voted - For
 10 Re-appoint of Grant Thornton as the Company's Auditor
     and authorize the Board to fix their remuneration for the YE
     31 DEC 2010                                                        Management For             Voted - For
 11 Approve to give a general mandate to the Directors of the
     Company to issue shares in the Company                             Management For             Voted - For
 12 Approve to give a general mandate to the Directors of the
     Company to repurchase shares in the Company                        Management For             Voted - For
 13 Approve to extend the general mandate to the Directors of
     the Company to issue shares in the Company                         Management For             Voted - For
 14 Approve the refreshment of limit on the grant of options under the share option scheme of the Company adopted on
     26 MAY 2009                                                        Management For             Voted - For
 15 Please Note That Shareholders Are Allowed
     To Vote 'In Favor' Or 'Against' For Below
     Resolutions. Thank You.                                            Management None            Non-Voting
 16 Please Note That The Company Notice Is
     Available By Clicking On The Url Link:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100504/LTN20100504017.pdf                                   Management None            Non-Voting
JIANGXI COPPER CO LTD
 Security: Y4446C100  Ticker:
 Meeting Type: Annual             Meeting Date: 17-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100428/LTN201004281244.pdf                                  Management None            Non-Voting
 2  Approve the report of the Board of Directors of the
     Company for the year of 2009                                       Management For             Voted - For
 3  Approve the report of the Supervisory Committee of the
     Company for the year of 2009                                       Management For             Voted - For
 4  Approve the audited financial statements and the auditors'
     report for the year of 2009                                        Management For             Voted - For
 5  Approve the proposal for distribution of profit of the
     Company for the year of 2009                                       Management For             Voted - For
 6  Appoint Ernst & Young Hua Ming and Ernst & Young as the
     Company's domestic and International Auditors for the year of 2010 and to authorise the Board of Directors of the
     Company to determine their remunerations and any one
     Executive Director of the Company to enter into the service agreement and any other related documents with Ernst &
     Young Hua Ming and Ernst & Young                                   Management For             Voted - For
                                                                  133





                                        Global X China Materials ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
 7  Authorize the Directors of the Company to issue new H
     shares of not more than 20% of the total H shares in issue
     as at the date of the AGM                                         Management For             Voted - For
 8  Please Note That This Is A Revision Due To
     Receipt Of Conservative Record Date. If You
     Have Already Sent In Your Votes, Please Do
     Not Return This Proxy Form Unless You
     Decide To Amend Your Original Instructions.
     Thank You.                                                        Management None            Non-Voting
ANGANG STEEL COMPANY LTD
 Security: Y0132D105  Ticker:
 Meeting Type: Annual             Meeting Date: 18-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL
     LINK:http://www.hkexnews.hk/listedco/listconews/sehk/201
     00429/LTN201004291437.pdf                                         Management None            Non-Voting
 2  Approve the report of the Board of Directors of the
     Company for 2009                                                  Management For             Voted - For
 3  Approve the report of the Supervisory Committee of the
     Company for 2009                                                  Management For             Voted - For
 4  Approve the Audited financial statements of the Company
     for 2009                                                          Management For             Voted - For
 5  Approve the proposal for distribution of the profits of the
     Company for 2009                                                  Management For             Voted - For
 6  Approve the proposed remuneration of the Directors and
     Supervisors of the Company for 2009                               Management For             Voted - For
 7  Approve the appointment of RSM China Certified Public
     Accountants and RSM Nelson Wheeler Certified Public
     Accountants as the domestic and international Auditor of
     the Company, respectively, for 2010, and authorize the
     Board of Directors of the Company to determine their
     remunerations                                                     Management For             Voted - For
 8  Approve to grant the general mandate to the Board of
     Directors the 'Board' and/or the Committee of the Board
     (which is composed by the Directors of the Company and
     authorized by the Board)                                          Management For             Voted - For
ALUMINUM CORPORATION OF CHINA LTD
 Security: Y0094N109  Ticker:
 Meeting Type: Annual             Meeting Date: 22-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100506/LTN20100506715.pdf                                  Management None            Non-Voting
 2  Approve the Directors' report for the YE 31 DEC 2009               Management For             Voted - For
 3  Approve the report of the Supervisory Committee for the YE
     31 DEC 2009                                                       Management For             Voted - For
 4  Approve the Independent Auditor's report and the audited financial report of the Company for the YE 31 DEC 2009
     [including the financial report prepared in accordance with
                                                                 134





                                          Global X China Materials ETF
Proposal                                                           Proposed by Mgt. Position Registrant Voted
     the International Financial Reporting Standards and the
     financial report prepared in accordance with the PRC
     Accounting Standards for Business Enterprises [2006]]             Management For             Voted - For
5   Approve the non-payment of 2009 final dividends for the YE
     31 DEC 2009 and non-implementation of increasing share
     capital by transferring capital reserves                          Management For             Voted - For
6   Re-appoint Mr. Xiong Weiping as an Executive Director of
     the 4th session of the Board for a term of three years
     expiring upon conclusion of the Company's 2012 AGM                Management For             Voted - For
7   Re-appoint Mr. Luo Jianchuan as an Executive Director of
     the 4th session of the Board for a term of three years
     expiring upon conclusion of the Company's 2012 AGM                Management For             Voted - For
8   Re-appoint Mr. Chen Jihua as an Executive Director of the
     4th session of the Board for a term of three years expiring
     upon conclusion of the Company's 2012 AGM                         Management For             Voted - For
9   Re-appoint Mr. Liu Xiangmin as an Executive Director of the
     4th session of the Board for a term of three years expiring
     upon conclusion of the Company's 2012 AGM                         Management For             Voted - For
10  Re-appoint Mr. Shi Chungui as a Non-Executive Directors
     of the 4th session of the Board for a term of three years
     expiring upon conclusion of the Company's 2012 AGM                Management For             Voted - For
11  Re-appoint Mr. Lv Youqing as a Non-Executive Directors of the 4th session of the Board for a term of three years
     expiring upon conclusion of the Company's 2012 AGM                Management For             Voted - For
12  Re-appoint Mr. Zhang Zhuoyuan as an Independent Non-
     Executive Directors of the 4th session of the Board for a
     term of three years expiring upon conclusion of the
     Company's 2012 AGM                                                Management For             Voted - For
13  Re-appoint Mr. Wang Mengkui as an Independent Non-
     Executive Directors of the 4th session of the Board for a
     term of three years expiring upon conclusion of the
     Company's 2012 AGM                                                Management For             Voted - For
14  Re-appoint Mr. Zhu Demiao as an Independent Non-
     Executive Directors of the 4th session of the Board for a
     term of three years expiring upon conclusion of the
     Company's 2012 AGM                                                Management For             Voted - For
15  Re-appoint Mr. Ao Hong as shareholders-elected
     Supervisors of the 4th session of the Supervisory
     Committee for a term of three years expiring upon
     conclusion of the Company's 2012 AGM                              Management For             Voted - For
16  Re-appoint Mr. Zhang Zhankui as shareholders-elected
     Supervisors of the 4th session of the Supervisory
     Committee for a term of three years expiring upon
     conclusion of the Company's 2012 AGM                              Management For             Voted - For
17  Authorize the Board to set the remuneration for the
     Company's Directors and Supervisors for year 2010                 Management For             Voted - For
18  Approve the renewal of one-year liability insurance for the
     Company's Directors, Supervisors and Senior Management
     [from 18 MAY 2010 to 17 MAY 2011]                                 Management For             Voted - For
19  Re-appoint PricewaterhouseCoopers [Certified Public
     Accountants, Hong Kong] as the International Auditors and
     PricewaterhouseCoopers Zhong Tian CPAs Company
     Limited as PRC Auditors of the Company to hold office until
                                                                 135





                                        Global X China Materials ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
     conclusion of the next AGM, and authorize the Audit
     Committee of the Board to determine their remuneration            Management For             Voted - For
 20 Approve proposals [if any] put forward at such meeting by any shareholder(s) holding 3% or more of the shares
     carrying the right to vote at such meeting                        Management For             Voted - For
 21 Amend the Articles of Association of the Company [as
     specified], and authorize any one Director or Secretary to the Board to deal with on behalf of the Company the
     relevant filing, amendments and registration [where
     necessary] procedures and other related issues arising from the amendments to the Articles of Association of the
     Company                                                           Management For             Voted - For
 22 Approve the issue mandate                                          Management For             Voted - For
 23 Approve the issue of short-term bills                              Management For             Voted - For
 24 Approve the issue of medium-term notes                             Management For             Voted - For
CHONGQING IRON & STEEL CO LTD
 Security: Y15842100  Ticker:
 Meeting Type: Annual             Meeting Date: 22-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100429/LTN20100429354.pdf                                  Management None            Non-Voting
 2  Approve the report of the Board of Directors of the
     Company for the year 2009                                         Management For             Voted - For
 3  Approve the report of the Supervisory Committee of the
     Company for the year 2009                                         Management For             Voted - For
 4  Approve the audited financial report of the Company for the year 2009 prepared under the PRC GAAP and HKFRS
     respectively                                                      Management For             Voted - For
 5  Approve the 2009 annual report of the Company                      Management For             Voted - For
 6  Approve the profit distribution proposal of the Company for
     the year 2009                                                     Management For             Voted - For
 7  Re-appointment of KPMG Huazhen and KPMG as the PRC
     Auditors and international auditors of the Company for the year 2010 respectively, and authorize any Director of the
     Company to fix their remuneration and to sign service
     agreements                                                        Management For             Voted - For
 8  The 2009 Work Report of the Independent Directors of the
     Company will be heard                                             Management None            Non-Voting
SINOPEC SHANGHAI PETROCHEMICAL CO LTD
 Security: Y80373106  Ticker:
 Meeting Type: Annual             Meeting Date: 23-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR ALL THE
     RESOLUTIONS. THANK YOU                                            Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100507/LTN20100507081.pdf                                  Management None            Non-Voting
                                                                 136





                                          Global X China Materials ETF
Proposal                                                           Proposed by Mgt. Position Registrant Voted
3   Receive the 2009 work report of the Board of the Company           Management For             Voted - For
4   Receive the 2009 work report of the Supervisory Committee
     of the Company                                                    Management For             Voted - For
5   Approve the 2009 audited financial statements of the
     Company                                                           Management For             Voted - For
6   Approve the 2009 Profit Distribution Plan of the Company           Management For             Voted - For
7   Receive the 2010 financial budget report of the Company            Management For             Voted - For
8   Re-appointment of KPMG Huazhen as the Company's
     Domestic Auditor for the year 2010 and KPMG as the
     Company's International Auditor for the year 2010, and to
     authorize the Board to fix their remuneration                     Management For             Voted - For
9   Appointment of Mr. Wu Haijun as a Director to fill up the
     vacancy in the sixth session of the Board                         Management For             Voted - For
10  Approve the amendments to the Articles of Association of the Company the 'Articles of Association' and its
     appendices proposed by the Board of the Company and
     authorize the Board of the Company to transact all relevant matters regarding any application, reporting and approval, registration and filing requirements in relation to such
     amendments to the Articles of Association and its
     appendices on behalf of the Company, including making
     appropriate text revisions in accordance with any revision request of any relevant PRC approval authorities and the
     listing rules of any stock exchanges on which the
     Company's securities are listed                                   Management For             Voted - For
                                                                 137





                                       Global X China Consumer ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
CHINA TRAVEL INTERNATIONAL INVESTMENT HONG KONG LTD
 Security: Y1507D100
 Meeting Type: Extraordinary Meeting Date: 18-Dec-2009
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                            Management None            Non-Voting
 2  Approve and ratify the agreement [the Agreement] entered into between Dean Glory Development Limited [Dean Glory]
     as vendor and the Company as purchaser on 18 NOV 2009,
     pursuant to which, among others, Dean Glory has
     conditionally agreed to sell to the Company (i) the entire issued share capital of Trump Return Limited; and (ii) the entire shareholder's loan and other indebtedness owed by
     Trump Return Limited to Dean Glory as at completion [as
     specified], the terms thereof, the execution and delivery
     thereof by the Company and the performance and
     implementation of the transactions
     contemplated thereunder                                           Management For             Voted - For
 3  Approve and ratify the performance and implementation of the general administration service [the Travel Permit
     Administration] provided in Hong Kong for the application of tourist visas and travel permits for entry into the PRC
     pursuant to the Agency Agreement dated 15 MAY 2001
     entered into between China Travel Service [Hong Kong]
     Limited and China Travel Service [Holdings] Hong Kong
     Limited and the respective annual cap amounts as specified in the Company's circular dated 03 DEC 2009 [the Circular]
     [as specified]                                                    Management For             Voted - For
 4  Authorize any one Director of the Company for and on
     behalf of the Company to do all acts and things and to
     approve, execute and deliver all notices, documents,
     instruments or agreements as may be necessary, desirable
     or expedient to carry out or to give effect to any or all
     transactions contemplated under the Agreement and the
     Travel Permit Administration and to agree to such
     variations, amendments or waivers thereof as are, in the
     opinion of such Director, in the interests of the Company, if the use of common seal is required under the Agreement
     and the Travel Permit Administration, authorize any two
     Directors of the Company to sign and use the common seal          Management For             Voted - For
 5  Please Note That This Is A Revision Due To
     Receipt Of Actual Record Date. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                      Management None            Non-Voting
GOLDEN EAGLE RETAIL GROUP LTD
 Security: G3958R109
 Meeting Type: Extraordinary Meeting Date: 18-Dec-2009
 1  PLEASE NOTE THAT THE SHAREHOLDERS ARE
     ALLOWED TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY
     FOR RESOLUTIONS '1, 2' AND '3'. THANK YOU.                        Management None            Non-Voting
                                                                   138





                                       Global X China Consumer ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
 2  Approve the entering into of the Framework Agreement [as specified] and the transaction contemplated there under and authorize the Directors [or a duly authorized Committee
     thereof] to take all such steps to implement the same and to execute all documents or deeds as they may consider
     necessary or appropriate in relation thereto, including but not limited to make any changes, modifications,
     amendments, waivers, variations or extensions of such
     terms and conditions of the Framework Agreement as they
     may think fit                                                       Management For             Voted - For
 3  Approve the entering into of the Lease Agreement [as
     specified] and the transaction contemplated there under and authorize the Directors [or a duly authorized Committee
     thereof] to take all such steps to implement the same and to execute all documents or deeds as they may consider
     necessary or appropriate in relation thereto, including but not limited to make any changes, modifications,
     amendments, waivers, variations or extensions of such
     terms and conditions of the Lease Agreement as they may
     think fit                                                           Management For             Voted - For
 4  Approve the proposed annual caps for the rental in respect of the Lease Agreement for the 3 years ending 31 DEC
     2011, the details of which are set out in the Circular of the
     Company dated 02 DEC 2009                                           Management For             Voted - For
 5  Please Note That This Is A Revision Due To
     Receipt Of Actual Record Date. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                        Management None            Non-Voting
INTIME DEPARTMENT STORE (GROUP) CO LTD
 Security: G49204103
 Meeting Type: Extraordinary Meeting Date: 18-Dec-2009
 1  PLEASE NOTE THAT THE SHAREHOLDERS ARE
     ALLOWED TO VOTE IN FAVOR OR AGAINST ONLY
     FOR RESOLUTION 1. THANK YOU.                                        Management None            Non-Voting
 2  Approve and ratify the Jinhua Intime Sale and Purchase
     Agreement dated 27 OCT 2009 and entered into between
     Zhejiang Intime and Jinhua Zanjia and the connected
     transaction [as defined under the Listing Rules]
     contemplated thereunder; and authorize any 1 Director
     and/or the Company Secretary to perform all such acts,
     deeds and things and execute all documents as they
     consider necessary or expedient to effect and implement
     the Jinhua Intime Sale and Purchase Agreement and the
     connected transactions contemplated thereunder                      Management For             Voted - For
                                                                   139





                                       Global X China Consumer ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
UNI-PRESIDENT CHINA HOLDINGS LTD
 Security: G9222R106
 Meeting Type: Extraordinary Meeting Date: 22-Dec-2009
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR
     RESOLUTION 1. THANK YOU.                                           Management None            Non-Voting
 2  Approve and ratify, the framework purchase agreement [the
     New Framework Purchase Agreement] dated 13 NOV
     2009 entered into between Uni-President China Holdings
     Ltd, [the Company, which together with its subsidiaries,
     the Group] and [Uni-President Enterprises Corporation]
     [UPEC, which together with its subsidiaries and their
     respective associates but excluding the Group, the UPEC
     Group] [as specified] relating to the purchase and the
     procured purchase, on a non-exclusive basis, of certain raw materials, packaging materials and commercial goods from
     the UPEC Group by the Company; the maximum annual
     amounts payable by the Group to the UPEC Group under
     the New Framework Purchase Agreement for the 3 year
     ending 31 DEC 2012 as specified; authorize any 1 Director
     of the Company to do all such things and acts and sign all such documents for and on behalf of the Company as he
     may consider necessary, desirable or expedient to
     implement and/or give effect to any matters relating to or in connection with the New Framework Purchase Agreement,
     the transactions contemplated thereunder and the
     maximum annual amounts payable by the Group as
     specified in this resolution                                       Management For             Voted - For
AVICHINA INDUSTRY & TECHNOLOGY CO LTD
 Security: Y0485Q109
 Meeting Type: Extraordinary Meeting Date: 29-Dec-2009
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE
     RESOLUTIONS. THANK YOU.                                            Management None            Non-Voting
 2  Approve and ratify, the terms and conditions of the Equity
     Swap Agreement dated 04 NOV 2009 entered into between
     the Company and AVIC [as specified] in relation to, among
     other matters, the disposal of 54.51% equity interest in
     Dongan Motor by the Company to AVIC for an aggregate
     consideration of RMB 2,367,794,200 [the Disposal], which
     shall be satisfied by AVIC by transferring its 43.34% equity interest in JONHON Optronic to the Company for a
     consideration of RMB 1,774,179,339 [the Acquisition] and
     the difference between the consideration for the Disposal
     and the consideration for the Acquisition, which amounts to
     RMB 593,614,861, shall be settled by AVIC in cash and
     authorize the Executive Directors [or any one of them] to
     implement and take all steps and to do all acts and things as may be necessary or desirable to give effect and/or to
     complete or in connection with the transactions
     contemplated under the Equity Swap Agreement, including,
     without limitation, to obtain all necessary approvals from the
                                                                   140





                                     Global X China Consumer ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
     relevant PRC government authorities, and to sign and
     execute such further documents, or to do any other matters incidental thereto and/or as contemplated thereunder and to make changes or amendments to the Equity Swap
     Agreement as the Executive Directors [or any one of them]
     may in their absolute discretion deem fit                         Management For             Voted - For
 3  Approve, a new clause, which reads as specified, is added as Clause (2) of Article 105 of the Articles of Association
     and authorize any one of the Executive Directors to make
     such other modifications to the proposed amendment to the
     Articles of Association as may be required by the relevant
     regulatory authorities of the PRC                                 Management For             Voted - For
CHINA YURUN FOOD GROUP LTD
 Security: G21159101
 Meeting Type: Special     Meeting Date: 03-Feb-2010
 1  PLEASE NOTE THAT THE SHAREHOLDERS ARE
     ALLOWED TO VOTE IN FAVOR OR AGAINST FOR
     ALL RESOLUTIONS. THANK YOU.                                       Management None            Non-Voting
 2  Elect Mr. Yu Zhangli as an Executive Director for a fixed
     term of 3 years and                                               Management For             Voted - For
 3  Elect Mr. Wang Kaitian as a Non-Executive Director for a
     fixed term of 3                                                   Management For             Voted - For
 4  Elect Mr. Li Chenghua as a Non-Executive Director for a
     fixed term of 3 years                                             Management For             Voted - For
 5  Elect Mr. Qiao Jun as an Independent Non-Executive
     Director for a fixed term                                         Management For             Voted - For
 6  Elect Mr. Chen Jianguo as an Independent Non-Executive
     Director for a fixed                                              Management For             Voted - For
 7  Approve to revise the maximum number of Directors of the
     Company from 15 to 11                                             Management For             Voted - For
 8  Amend the existing Bye-law 86(1) and 86(6) of the Bye-laws
     of the Company, as specified                                      Management For             Voted - For
ANTA SPORTS PRODS LTD
 Security: G04011105
 Meeting Type: Annual      Meeting Date: 09-Apr-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR AGAINST ONLY FOR ALL
     RESOLUTIONS. THANK YOU.                                           Management None            Non-Voting
 2  Receive and approve the audited consolidated financial
     statements of the Company and its subsidiaries and the
     reports of the Directors and the Auditor of the Company for
     the YE 31 DEC 2009                                                Management For             Voted - For
 3  Declare a final dividend in respect of the YE 31 DEC 2009          Management For             Voted - For
 4  Declare a special dividend in respect of the YE 31 DEC
     2009                                                              Management For             Voted - For
 5  Re-elect Mr. Ding Shizhong as an Executive Director of the
     Company                                                           Management For             Voted - For
 6  Re-elect Mr. Zheng Jie as an Executive Director of the
     Company                                                           Management For             Voted - For
                                                                 141





                                              Global X China Consumer ETF
Proposal                                                                  Proposed by Mgt. Position Registrant Voted
7   Re-elect Mr. Dai Zhongchuan as an Independent Non-
     Executive Director of the Company                                        Management For             Voted - For
8   Authorize the Board of Directors of the Company to fix the
     remuneration of the Company's Directors                                  Management For             Voted - For
9   Re-appoint KPMG as the Company's Auditor and authorize
     the Board of Directors of the Company to fix their
     remuneration                                                             Management For             Voted - For
10  Authorize the Directors of the Company, pursuant to The
     Rules Governing the Listing of Securities on the Stock
     Exchange of Hong Kong Limited [the Listing Rules], to allot, issue and deal with the unissued shares [each, a Share] of
     HKD 0.10 each in the capital of the Company and make or
     grant offers, agreements and options during and after the
     relevant period, not exceeding the aggregate of 20% of the aggregate nominal amount of the share capital of the
     Company in issue as at the date of the passing of this
     resolution; and [if the Directors of the Company are so
     authorized by a separate ordinary resolution of the
     shareholders of the Company] the aggregate nominal value
     of any share capital of the Company repurchased by the
     Company subsequent to the passing of this resolution [up to a maximum equivalent to 10% of the aggregate nominal
     value of the share capital of the Company in issue as at the date of the passing of this resolution], otherwise than
     pursuant to: i) a rights issue [specified]; or ii) the exercise of any options granted under all Share Option Schemes of the
     Company adopted from time to time in accordance with the
     Listing Rules; or iii) any scrip dividend or similar
     arrangements providing for the allotment and issue of
     Shares in lieu of the whole or part of a dividend on Shares in accordance with the Articles of Association of the
     Company in force from time to time; or iv) any issue of
     Shares upon the exercise of rights of subscription or
     conversion under the terms of any warrants of the Company
     or any securities which are convertible into Shares; and
     [Authority expires the earlier of the conclusion of the next
     AGM of the Company or the expiration of the period within
     which the next AGM of the Company is required by the
     Articles of Association of the Company or the applicable
     laws of the Cayman Islands to be held]                                   Management For             Voted - For
11  Authorize the Directors of the Company, to repurchase [or agree to repurchase] shares [each, a Share] of HKD 0.10
     each in the capital of the Company on the Stock Exchange,
     or any other Stock Exchange on which the Shares may be
     listed and recognized by the Securities and Futures
     Commission of Hong Kong and the Stock Exchange for
     such purpose, and otherwise in accordance with the rules
     and regulations of the Securities and Futures Commission
     of Hong Kong, the Stock Exchange, the Companies Law,
     Chapter 22 [Law 3 of 1961, as consolidated and revised] of the Cayman Islands and all other applicable Laws in this
     regard, the aggregate nominal amount of shares which may
     be repurchased or agreed to be repurchased by the
     Company pursuant to this resolution, during the relevant
     period, shall not exceed 10% of the aggregate nominal
     value of the share capital of the Company as at the date of
                                                                        142





                                       Global X China Consumer ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
     the passing of this resolution and the authority pursuant to this resolution shall be limited accordingly; and [Authority expires the earlier of the conclusion of the next AGM of the
     Company or the expiration of the period within which the
     next AGM of the Company is required by the Articles of
     Association of the Company or the applicable laws of the
     Cayman Islands to be held]                                        Management For             Voted - For
 12 Approve, conditional on the passing of Resolutions 9 and 10 above, the general mandate granted to the Directors of the
     Company pursuant to Resolution 9 above be extend by the
     addition to the aggregate nominal value of the shares which may be allotted or agreed conditionally or unconditionally to be allotted by the Directors of the Company pursuant to or in accordance with such general mandate of an amount
     representing the aggregate nominal value of the share
     capital of the Company repurchased or agreed to be
     repurchased by the Company pursuant to or in accordance
     with the authority granted under Resolution 10 above              Management For             Voted - For
 13 Approve to extend the term of the sportswear sales
     agreement dated 31 DEC 2009 [the Sportswear Sales
     Agreement]; and the expected annual caps for the sale and
     purchase of ANTA products under the Sportswear Sales
     Agreement with [Guangzhou Anda Trading Development
     Co, Ltd.] in the amount of RMB 401.64 million [equivalent to approximately HKD 456.26 million], RMB 502.05 million
     [equivalent to approximately HKD 570.33 million] and RMB
     627.56 million [equivalent to approximately HKD 712.91
     million] respectively for the 3 YE 31 DEC 2010,
     2011 and 2012                                                     Management For             Voted - For
 14 Please Note That This Is A Revision Due To
     Receipt Of Actual Record Date. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                      Management None            Non-Voting
BOSIDENG INTL HLDGS LTD
 Security: G12652106
 Meeting Type: Extraordinary Meeting Date: 20-Apr-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR
     RESOLUTION 1. THANK YOU.                                          Management None            Non-Voting
 2  Approve the proposed annual caps for each of the 3 years ending 31 MAR 2013 and all the transactions contemplated
     under the Framework Manufacturing Outsourcing and
     Agency Agreement as specified in the circular to the
     shareholders of the Company dated 31 MAR 2010;
     authorize any one Director of the Company on behalf of the
     Company to execute all such documents, in such final form
     or with such amendments as that Director may deem
     appropriate and to do all such acts or things, as he/she may in his/her absolute discretion consider necessary or
     desirable, to give effect to the Framework Manufacturing
     Outsourcing and Agency Agreement and the transaction
     contemplated therein                                              Management For             Voted - For
                                                                   143





                                  Global X China Consumer ETF
 Proposal                                                             Proposed by Mgt. Position Registrant Voted
LI HENG CHEMICAL FIBRE TECHNOLOGIES LTD
 Security: G5487Z106
 Meeting Type: Special  Meeting Date: 27-Apr-2010
 1  Authorize the Directors of the Company, pursuant to Bye-
     law 3(2) of the Company s Bye-laws to purchase or
     otherwise acquire the issued ordinary shares which are fully paid up in the capital of the Company [shares] not
     exceeding in aggregate the prescribed limit [as specified], at such prices as may be determined by the Directors of the
     Company from time to time up to the maximum price [as
     specified], whether by way of: [i] market purchases [105% of the AVERAGE closing price] transacted on the SGX-ST
     through one or more duly licensed stock brokers appointed
     by the Company for the purpose; and/or (ii) off-market
     purchases [120% of the average closing price] effected
     otherwise than on the SGX-ST in accordance with any
     equal access schemes as may be determined or formulated
     by the Directors of the Company as they consider fit, which schemes shall satisfy all the conditions prescribed by the
     Singapore Companies Act, and otherwise in accordance
     with all other laws and regulations, including but not limited to the provisions of the Companies Act 1981 of Bermuda,
     the Companies Act, Chapter 50 of Singapore [the
     Singapore Companies Act and listing rules of the SGX-ST
     [the Listing Rules]; [Authority expires at the conclusion of the next AGM of the Company or the date by which such
     AGM is required to be held]; authorize the Directors of the
     Company and/or any of them to complete and do all such
     acts and things [including executing such documents as
     may be required] as they and/or he may consider expedient
     or necessary to give effect to the transactions contemplated
     by this resolution                                                   Management For             Voted - For
LI HENG CHEMICAL FIBRE TECHNOLOGIES LTD
 Security: G5487Z106
 Meeting Type: Annual   Meeting Date: 27-Apr-2010
 1  Receive and adopt the Director's report and the audited
     financial statements of the Company for the FYE 31 DEC
     2009 and the Auditors' report                                        Management For             Voted - For
 2  Re-elect Mr. Ho Teck Cheong as a Director, who retires
     pursuant to Bye-Law 85(6) of the Company's Bye-laws                  Management For             Voted - For
 3  Re-elect Mr. Chen Jianlong as a Director, who retires by
     rotation                                                             Management For             Voted - For
 4  Re-elect Mr. Tan Siok Sing as a Director, who retires by
     rotation                                                             Management For             Voted - For
 5  To note the resignation of Mr. Chan Yin David as a Director
     of the Company                                                       Management None            Non-Voting
 6  Approve the payment of SGD 160,000 as the Directors' fees
     for the FYE 31 DEC 2010, to be paid quarterly in arrears             Management For             Voted - For
 7  Declare a net final dividend [tax not applicable] of SGD 0.01
     per ordinary share for the FYE 31 DEC 2009                           Management For             Voted - For
                                                                    144





                                              Global X China Consumer ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
8   Re-appoint Messrs Grant Thornton, Certified Public
     Accountants, Hong Kong as the Auditors and authorize the
     Directors to fix their remuneration                                  Management For             Voted - For
9   Transact any other business                                           Management None            Non-Voting
10  Authorize the Directors of the Company , pursuant to Rule
     806 of the Listing Manual of the Singapore Exchange
     Securities Trading Limited [SGX-ST], to: i) allot and issue shares in the capital of the Company (the Shares] [whether by way of rights, bonus or otherwise]; and/or ii) make or
     grant offers, agreements or options that may or would
     require Shares to be issued, including but not limited to the creation and issue of [as well as adjustments to] warrants, debentures or other instruments convertible into Shares
     [collectively, the Instruments ], notwithstanding that the authority conferred by Paragraph 1 of this Resolution may
     have ceased to be in force] issue Shares in pursuance of
     any Instrument made or granted by the Directors while this resolution was in force, at any time and from time to time upon such terms and conditions, whether for cash or
     otherwise, and for such purposes and to such persons as
     the Directors may think fit for the benefit of the Company, provided that: the aggregate number of Shares to be issued pursuant to this Resolution [including Shares to be issued in pursuance of Instruments made or granted pursuant to this
     resolution and including Shares which may be issued
     pursuant to any adjustments [Adjustments] effected under
     any relevant Instrument, which adjustment shall be made in compliance with the provisions of the listing manual of the
     SGX-ST for the time being in force [unless such compliance has been waived by the SGX-ST] and the Bye-laws for the
     time being of the Company] does not exceed 50% of the
     total number of issued Shares excluding treasury shares of the Company [as calculated in accordance with this
     resolution], of which the aggregate number of Shares to be issued other than on a pro-rata basis to shareholders of the
     Company [including Shares to be issued in pursuance of
     Instruments made or granted pursuant to this resolution]
     does not exceed 20% of the total number of issued Shares
     excluding treasury shares of the Company [as calculated in accordance with this resolution]; for the purpose of
     determining the aggregate number of Shares that may be
     issued under this resolution, the percentage of the total
     number of issued Shares excluding treasury shares shall be calculated based on the total number of issued Shares
     excluding treasury shares of the Company at the time of the passing of this resolution, after adjusting for: i) new Shares arising from the conversion or exercise of any convertible securities; ii) new Shares arising from exercise of share
     options or vesting of share awards outstanding or subsisting at the time of the passing of this resolution, provided the options or awards were granted in compliance with Part VIII of Chapter 8 of the Listing Manual of the SGX-ST; and iii)
     any subsequent bonus issue, consolidation or subdivision of
     Shares; the 50% limit under this resolution, may be
     increased to 100% where the Company undertakes a pro-
     rata renounceable rights issue; in exercising the authority
                                                                    145





                                  Global X China Consumer ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
     conferred by this resolution, the Company shall comply with the provisions of the listing manual of the SGXST for the
     time being in force [unless such compliance has been
     waived by the SGX-ST] and the Memorandum of
     Association and Byelaws for the time being of the
     Company; [Authority expires the earlier of the conclusion of the next AGM of the Company or the date by which the next
     AGM of the Company is required to be held]; and authorize
     the Directors to allot and issue Shares pursuant to any
     Instrument made or granted by the Directors while this
     resolution was in force notwithstanding that such authority has ceased to be in force at the time of issue of such
     Shares                                                            Management For             Voted - For
 11 Authorize the Directors, subject to and contingent upon the passing of Resolution 8, to issue new shares in the capital of the Company [shares] other than on a pro-rata basis to
     shareholders of the Company at an issue price per new
     share which shall be determined by the Directors in their
     absolute discretion provided that such price shall not
     represent more than a 20% discount to the weighted
     average price per Share determined in accordance with the
     requirements of the SGX-ST                                        Management For             Voted - For
WANT WANT CHINA HLDGS LTD
 Security: G9431R103
 Meeting Type: Annual   Meeting Date: 28-Apr-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE ''IN FAVOR OR AGAINST FOR ALL
     RESOLUTIONS. THANK YOU.                                           Management None            Non-Voting
 2  Approve the financial statements and the reports of the
     Directors and the Auditor for the YE 31 DEC 2009                  Management For             Voted - For
 3  Declare a final dividend for the YE 31 DEC 2009                    Management For             Voted - For
 4  Re-elect Mr. Tsai Shao-Chung as a Director                         Management For             Voted - For
 5  Re-elect Mr. Toh David Ka Hock as a Director                       Management For             Voted - For
 6  Re-elect Mr. Lin Feng-I as a Director                              Management For             Voted - For
 7  Re-elect Mr. Chien Wen-Guey as a Director                          Management For             Voted - For
 8  Authorize the Board of Directors of the Company to fix the
     remuneration of all the Directors of the Company                  Management For             Voted - For
 9  Re-appoint PricewaterhouseCoopers as the Company's
     Auditor and authorize the Board to fix their remuneration for
     the YE 31 DEC 2010                                                Management For             Voted - For
 10 Authorize the Directors of the Company to repurchase
     shares of USD 0.02 each in the capital of the Company
     Shares during the relevant period, on The Stock
     Exchange of Hong Kong Limited the Stock Exchange or
     on any other stock exchange on which the securities of the
     Company may be listed and recognized by the Securities
     and Futures Commission of Hong Kong and the Stock
     Exchange for this purposes, subject to and in accordance
     with all applicable Laws and the requirements of the Rules
     Governing the Listing of Securities on the Stock Exchange
     or of any other stock exchange as amended from time to
     time, CONTD.                                                      Management For             Voted - For
                                                              146





                               Global X China Consumer ETF
 Proposal                                                    Proposed by Mgt. Position Registrant Voted
 11 CONTD. not exceeding 10% of the aggregate nominal
     amount of the share capital of the Company in issue as at
     the date of passing of this resolution 5 and the said
     approval shall be limited accordingly; and Authority expires the earlier of the conclusion of the AGM of the Company or the expiration of the period within which the next AGM of
     the Company is required by its Articles of Association or by
     any applicable law s                                         Management None           Non-Voting
 12 Authorize the Directors, subject to this Resolution, during the Relevant Period (as specified) to allot, issue and deal with additional Shares and to make or grant offers,
     agreements, options and warrants which might require the
     exercise of such power, the aggregate nominal amount of
     share capital allotted or agreed conditionally or
     unconditionally to be allotted (whether pursuant to an option or otherwise) by the Directors pursuant to the approval in this Resolution, otherwise than pursuant to, (i) a Rights
     Issue (as.CONTD                                              Management For            Voted - For
 13 CONTD.specified), (ii) any option scheme or similar
     arrangement for the time being adopted for the grant or
     issue to officers and/or employees of the Company and/or
     any of its subsidiaries of Shares or rights to acquire Shares or (iii) any scrip dividend or similar arrangement providing for the allotment of Shares in lieu of the whole or part of a dividend on Shares in accordance with the Articles of
     Association of the Company, shall not exceed 20% of the
     aggregate nominal amount of the share capital of
     the.CONTD                                                    Management None           Non-Voting
 14 CONTD.Company in issue as at the date of passing of this
     Resolution, and the said approval shall be limited
     accordingly; Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the
     period within which the next AGM of the Company is
     required to be convened under its articles of association or
     any applicable law(s)                                        Management None           Non-Voting
 15 Approve, subject to the passing of Resolutions 5 and 6, the general mandate referred to in Resolution 6, by the addition to the aggregate nominal amount of the share capital of the
     Company which may be allotted or agreed to be allotted by
     the Directors of the Company pursuant to such general
     mandate an amount representing the aggregate nominal
     amount of Shares repurchased by the Company pursuant to
     the general mandate referred to in Resolution 5 above
     provided that such amount shall not exceed 10% of the
     existing issued share capital of the Company at the date of
     passing this Resolution 7                                    Management For            Voted - For
AIR CHINA LTD
 Security: Y002A6104
 Meeting Type: Class Meeting   Meeting Date: 29-Apr-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                      Management None           Non-Voting
                                                           147





                                       Global X China Consumer ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
 2  Approve to concern the A share issue and the H share
     issue of the Company: share types and nominal value               Management For             Voted - For
 3  Approve to concern the A share issue and the H share
     issue of the Company: Method of issue                             Management For             Voted - For
 4  Approve to concern the A share issue and the H share
     issue of the Company: Target subscriber and subscription
     method                                                            Management For             Voted - For
 5  Approve to concern the A share issue and the H share
     issue of the Company: Offering size                               Management For             Voted - For
 6  Approve to concern the A share issue and the H share
     issue of the Company: Pricing base day and issue price            Management For             Voted - For
 7  Approve to concern the A share issue and the H share
     issue of the Company: lock-up period                              Management For             Voted - For
 8  Approve to concern the A share issue and the H share
     issue of the Company: Place of listing                            Management For             Voted - For
 9  Approve to concern the A share issue and the H share
     issue of the Company: use of proceeds                             Management For             Voted - For
 10 Approve to concern the A share issue and the H share
     issue of the Company: accumulated profit arrangement              Management For             Voted - For
 11 Approve to concern the A share issue and the H share
     issue of the Company: Effectiveness of the resolution
     approving the A share issue and H share issue                     Management For             Voted - For
 12 Approve the resolution on the Share Subscription
     Agreements between the Company and specific subscribers
     be and is hereby approved by the Independent
     shareholders: to the A Share Subscription Agreement to be
     entered into by and between the Company and CNAHC; the
     H Share Subscription Agreement to be entered into
     between the Company and CNACG, in addition to approval
     by this foreign shareholders class meeting, the resolution is required to be submitted as special resolution to the general meeting of the Company and the domestic shareholders
     class meeting for consideration and approval and the
     execution is subject to the approval of the CSRC                  Management For             Voted - For
AIR CHINA LTD
 Security: Y002A6104
 Meeting Type: Extraordinary Meeting Date: 29-Apr-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR ALL
     RESOLUTIONS. THANK YOU.                                           Management None            Non-Voting
 2  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 669318 DUE TO ADDITION OF
     RESOLUTION. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                                Management None            Non-Voting
 3  Approve, in accordance with the relevant provisions of laws and regulations including the Company law of the People's
     Republic of China, the Securities Law of the People's
     Republic of China, the Administrative Rules Governing
     issue of securities by listed companies and the
     implementation rules concerning the non-public issuance of
                                                                   148





                                              Global X China Consumer ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
     securities by listed companies, and after self inquiry
     conducted by the Company, that the Company is able to
     satisfy the requirements in relation to the A Share Issue            Management For             Voted - For
4   Approve the feasibility study report for the use of proceeds
     from the A Shares issue of Air China Limited                         Management For             Voted - For
5   Approve the report on the use of proceeds from previous
     fundraising activities of the Air China Limited                      Management For             Voted - For
6   Authorize the management of the Company to deal with all
     matters in connection with shareholding restructuring
     project as described in above items 1 to 3 of the resolution, including but not limited to: (i) negotiation and signing of the
     Framework Agreement, the Subscription Agreement, the
     Fine Star SPA, the ACC JVA, the ACC Articles and all other relevant agreements, contracts and documents; (ii) dealing with the necessary procedural matters such as obtaining
     approvals, registration, filing and domestic and overseas
     information disclosure; and (iii) dealing with all other acts or
     things in relation to the Transaction                                Management For             Voted - For
7   Approve to concern the A share issue and the H share
     issue of the Company: Share types and nominal value                  Management For             Voted - For
8   Approve to concern the A share issue and the H share
     issue of the Company: Method of issue                                Management For             Voted - For
9   Approve to concern the A share issue and the H share
     issue of the Company: Target subscriber and subscription
     method                                                               Management For             Voted - For
10  Approve to concern the A share issue and the H share
     issue of the Company: Offering size                                  Management For             Voted - For
11  Approve to concern the A share issue and the H share
     issue of the Company: Pricing base day and issue price               Management For             Voted - For
12  Approve to concern the A share issue and the H share
     issue of the Company: lock-up period                                 Management For             Voted - For
13  Approve to concern the A share issue and the H share
     issue of the Company: Place of listing                               Management For             Voted - For
14  Approve to concern the A share issue and the H share
     issue of the Company: Use of proceeds                                Management For             Voted - For
15  Approve to concern the A share issue and the H share
     issue of the Company: Accumulated profit arrangement                 Management For             Voted - For
16  Approve to concern the A share issue and the H share
     issue of the Company: Effectiveness of the resolution
     approving the A share issue and H share issue                        Management For             Voted - For
17  Approve the A Share Subscription Agreement to be entered into by and Between the Company and CNAHC; and the H
     Share subscription Agreement to be entered into by and
     between the Company and CNACG, in addition to approval
     by the EGM, this resolution is required to be submitted as special resolution to the class meetings of the Shareholders for consideration and approval and can be implemented
     only upon the approval of the CSRC                                   Management For             Voted - For
18  Approve, in order to effectively complete, in an orderly manner, the A Share Issue and the H Share Issue by the
     Company in accordance with laws and regulations including
     the Company Law of the People's Republic of China and
     the Securities Law of the People's Republic of China and
     the Articles of Association of the Company, the following: 1)
                                                                           149





                                       Global X China Consumer ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
     to authorize the Board to handle all matters relating to the share issue, including but not limited to making specific
     determination on the method of issue, offering size, issue price, pricing method, target subscribers and timing of
     issuance of the A Share Issue and the H Share Issue etc; 2)
     to authorize the Board, the Chairman of the Board and
     persons delegated by the Chairman of the Board to
     determine the engagement of intermediary agencies for the
     A Share Issue and the H Share Issue, to handle reporting
     matters, to prepare, produce, amend, refine and execute all documents and information related to the A Share Issue
     and the H Share Issue, and to sign all such contracts,
     agreements and documents related to the A Share Issue
     and the H Share Issue; 3) to authorize the Board in case of any change of policies of regulatory bodies in relation to the
     A Share Issue and the H Share Issue, or any change of
     market conditions, except where voting at a general
     meeting is required by any relevant laws and regulations,
     the Articles of Association of the Company or any regulatory bodies, to adjust the specific proposals for the A Share
     Issue and the H Share Issue; 4) to authorize the Board, the
     Chairman of the Board and the persons delegated by the
     Chairman of the Board to carry out fund verification
     Procedures related to the A Share Issue and the H Share
     Issue; 5) to authorize the Board, the Chairman of the Board and persons delegated by the Chairman of the Board to
     establish a dedicated account for fund raising; 6) to
     authorize the Board, the Chairman of the Board and
     persons delegated by the Chairman of the Board to handle
     such relevant matters as share registration, share lock-up and listing and to submit relevant documents upon
     completion of the A Share Issue and the H Share Issue; 7)
     to authorize the Board the Chairman of the Board and
     persons delegated by the Chairman of the Board upon
     completion of the A Share Issue and the H Share Issue, to
     amend the corresponding terms of the Articles of
     Association of the Company and carry out relevant approval procedures and to carry out registration procedures
     regarding the change of the registered Capital of the
     Company; 8) to authorize the Board to handle all relevant
     matters related to the A Share Issue and the H Share Issue;
     9) approve the authorization as set forth in items No. 4 to 7 above shall be effective during the subsistence of the
     matters from the date of approval of the resolutions at the
     EGM general meeting of the Company, whilst authorization
     under other items shall be effective for twelve months
     commencing from the date of approval of the resolutions at
     the EGM of the Company                                               Management For            Voted - For
CHINA SOUTHN AIRLS LTD
 Security: Y1503W102
 Meeting Type: Extraordinary Meeting Date: 30-Apr-2010
 1  Approve the satisfaction of the conditions of the non-public issue of A Shares and the non-public issue of H Shares by
     the Company                                                          Management For            Voted - For
                                                                   150





                                              Global X China Consumer ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
2   Approve the proposal of the non-public issue of A Shares
     and the non-public issue of H Shares: the types of shares to
     be issued and the par value                                         Management For             Voted - For
3   Approve the proposal of the non-public issue of A Shares
     and the non-public issue of H Shares: the issue mechanism
     and subscription method                                             Management For             Voted - For
4   Approve the proposal of the non-public issue of A Shares
     and the non-public issue of H Shares: the targeted
     subscribers and their relationship with the Company                 Management For             Voted - For
5   Approve the proposal of the non-public issue of A Shares
     and the non-public issue of H Shares: the price
     determination date                                                  Management For             Voted - For
6   Approve the proposal of the non-public issue of A Shares
     and the non-public issue of H Shares: the minimum issue
     price                                                               Management For             Voted - For
7   Approve the proposal of the non-public issue of A Shares
     and the non-public issue of H Shares: the number of shares
     to be issued and the issue scale                                    Management For             Voted - For
8   Approve the proposal of the non-public issue of A Shares
     and the non-public issue of H Shares: the adjustment to the
     number of shares issue and the minimum issue price                  Management For             Voted - For
9   Approve the proposal of the non-public issue of A Shares
     and the non-public issue of H Shares: the lock-up period            Management For             Voted - For
10  Approve the proposal of the non-public issue of A Shares
     and the non-public issue of H Shares: the place of listing          Management For             Voted - For
11  Approve the proposal of the non-public issue of A Shares
     and the non-public issue of H Shares: the use of proceeds           Management For             Voted - For
12  Approve the proposal of the non-public issue of A Shares and the non-public issue of H Shares: the relationship
     between the non-public issue of A Shares and non-public
     issue of H Shares                                                   Management For             Voted - For
13  Approve the proposal of the non-public issue of A Shares and the non-public issue of H Shares: the arrangement for
     the distribution of profits accumulated before the non-public
     issue of shares                                                     Management For             Voted - For
14  Approve the proposal of the non-public issue of A Shares and the non-public issue of H Shares: the Proposal for Non-
     Public Issue of A Shares by China Southern Airlines
     Company Limited                                                     Management For             Voted - For
15  Approve the proposal of the non-public issue of A Shares and the non-public issue of H Shares: the validity period of
     this resolution                                                     Management For             Voted - For
16  Approve the Subscription Agreement relating to the
     Subscription of Non-Public Issue of A Shares of China
     Southern Airlines Company Limited and Subscription
     Agreement Relating to the Subscription of Non-Public Issue
     of H Shares of China Southern Airlines Company Limited,
     copies of which are tabled at the EGM and marked A and
     as specified                                                        Management For             Voted - For
17  Authorize any Director to make appropriate and necessary amendments to the relevant provisions of the Articles of
     Association in order to reflect the changes in the registered capital and shareholding structure of the Company as a
     result of the Subscription and execute all such documents
                                                                   151





                                      Global X China Consumer ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
     and/or do all such matters and take all such actions which the Directors may deem necessary or expedient and in the
     interest of the Company in respect of the amendments to
     the Articles of Association pursuant to the results of the
     Subscription and the requirements if any of the relevant
     PRC authorities including but not limited to all applications,
     filings and registrations with the relevant authorities            Management For             Voted - For
 18 Approve the Explanation on the use of funds raised in
     previous fund raising exercise, as specified                       Management For             Voted - For
 19 Approve the Feasibility study report on the funds raised from the non-public issue of A Shares of China Southern
     Airlines Company Limited, as specified                             Management For             Voted - For
 20 Approve the waiver from making a mandatory general offer
     to the Independent Shareholders by CSAHC and Nan Lung              Management For             Voted - For
 21 Authorize the Board with full power to deal with all matters relating to the non-public issue of A Shares and the non-
     public issue of H Shares                                           Management For             Voted - For
CHINA SOUTHN AIRLS LTD
 Security: Y1503W102
 Meeting Type: Class Meeting          Meeting Date: 30-Apr-2010
 1  Approve the satisfaction of the conditions of the non-public issue of A Shares and the non-public issue of H Shares by
     the Company                                                        Management For             Voted - For
 2  Approve the proposal of the non-public issue of A Shares and the non-public issue of H Shares: the types of shares to
     be issued and the par value                                        Management For             Voted - For
 3  Approve the proposal of the non-public issue of A Shares and the non-public issue of H Shares: the issue mechanism
     and subscription method                                            Management For             Voted - For
 4  Approve the proposal of the non-public issue of A Shares and the non-public issue of H Shares: the targeted
     subscribers and their relationship with the Company                Management For             Voted - For
 5  Approve the proposal of the non-public issue of A Shares and the non-public issue of H Shares: the price
     determination date                                                 Management For             Voted - For
 6  Approve the proposal of the non-public issue of A Shares and the non-public issue of H Shares: the minimum issue
     price                                                              Management For             Voted - For
 7  Approve the proposal of the non-public issue of A Shares and the non-public issue of H Shares: the number of shares
     to be issued and the issue scale                                   Management For             Voted - For
 8  Approve the proposal of the non-public issue of A Shares and the non-public issue of H Shares: the adjustment to the
     number of shares issue and the minimum issue price                 Management For             Voted - For
 9  Approve the proposal of the non-public issue of A Shares
     and the non-public issue of H Shares: the lock-up period           Management For             Voted - For
 10 Approve the proposal of the non-public issue of A Shares
     and the non-public issue of H Shares: the place of listing         Management For             Voted - For
 11 Approve the proposal of the non-public issue of A Shares
     and the non-public issue of H Shares: the use of proceeds          Management For             Voted - For
                                                                  152





                                 Global X China Consumer ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
 12 Approve the proposal of the non-public issue of A Shares and the non-public issue of H Shares: the relationship
     between the non-public issue of A Shares and non-public
     issue of H Shares                                                  Management For             Voted - For
 13 Approve the proposal of the non-public issue of A Shares and the non-public issue of H Shares: the arrangement for
     the distribution of profits accumulated before the non-public
     issue of shares                                                    Management For             Voted - For
 14 Approve the proposal of the non-public issue of A Shares and the non-public issue of H Shares: the Proposal for Non-
     Public Issue of A Shares by China Southern Airlines
     Company Limited                                                    Management For             Voted - For
 15 Approve the proposal of the non-public issue of A Shares and the non-public issue of H Shares: the validity period of
     this resolution                                                    Management For             Voted - For
 16 Approve the Subscription Agreement relating to the
     Subscription of Non-Public Issue of A Shares of China
     Southern Airlines Company Limited and Subscription
     Agreement Relating to the Subscription of Non-Public Issue
     of H Shares of China Southern Airlines Company Limited,
     copies of which are tabled at the EGM and marked A and
     initialed by the Chairman for identification purpose               Management For             Voted - For
SHANDONG WEIGAO GROUP MEDICAL POLYMER CO LTD
 Security: Y76810103
 Meeting Type: Annual  Meeting Date: 10-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTION NUMERS. THANK YOU.                                      Management None            Non-Voting
 2  Approve the audited consolidated financial statements of the of the Group including the Company and its subsidiaries
     for the YE 31 DEC 2009                                             Management For             Voted - For
 3  Approve the report of the Board of Directors of the
     Company the Board for the year 31 DEC 2009                         Management For             Voted - For
 4  Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                     Management For             Voted - For
 5  Approve the Profit Distribution Plan for the YE 31 DEC 2009
     and the Final Distribution Plan Company for the YE 31 DEC
     2009 and authorize the Board for the distribution of the final dividends to the shareholders of the Company for the YE 31
     DEC 2009                                                           Management For             Voted - For
 6  Re-appoint Deloitte Touche Tohmatsu as the Auditor of the
     Company for the YE 31 DEC 2010 and authorize the Board
     to determine his remuneration                                      Management For             Voted - For
 7  Re-elect Mr. Chen Xue Li as a Non-Executive Director of
     the Company for another term of 3 years                            Management For             Voted - For
 8  Re-elect Ms. Zhou Shu Hua as a Non-Executive Director of
     the Company for another term of 3 years                            Management For             Voted - For
 9  Re-elect Mr. Zhang Hua Wei as a Non-Executive Director of
     the Company for another term of 3 years                            Management For             Voted - For
 10 Re-elect Mr. Wang Yi as a Non-Executive Director of the
     Company for another term of 3 years                                Management For             Voted - For
                                                             153





                                              Global X China Consumer ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
11  Re-elect Mr. Miao Yan Guo as a Non-Executive Director of
     the Company for another term of 3 years                             Management For             Voted - For
12  Re-elect Mr. Wang Zhi Fan as a Non-Executive Director of
     the Company for another term of 3 years                             Management For             Voted - For
13  Re-elect Mr. Wu Chuan Ming as a Non-Executive Director
     of the Company for another term of 3 years                          Management For             Voted - For
14  Re-elect Mr. Shi Huan as a Non-Executive Director of the
     Company for another term of 3 years                                 Management For             Voted - For
15  Re-elect Mr. Luan Jian Ping as an Independent Non-
     Executive Director of the Company for another term of 3
     years                                                               Management For             Voted - For
16  Re-elect Mr. Li Jia Miao as an Independent Non-Executive
     Director of the Company for another term of 3 years                 Management For             Voted - For
17  Re-elect Ms. Bi Dong Mei as a Supervisor of the Company
     for another term of 3 years                                         Management For             Voted - For
18  Re-elect Mr. Miao Hai Sheng as a Supervisor of the
     Company for another term of 3 years                                 Management For             Voted - For
19  Authorize the Board to approve the remuneration of the
     Directors and supervisors of the Company for the YE 31
     DEC 2010                                                            Management For             Voted - For
20  Authorize the Directors of the Company, a subject to
     Paragraphs c , d and e below to allot, issue and deal with non-listed Shares and/or H shares severally or jointly b the approval in Paragraph a above shall authorize the Board
     the Relevant Period to make or grant offers, agreement and options which would or might require the exercise of such
     powers during and after the end of the Relevant Period; c
     the aggregate nominal amount of non-listed Shares allotted and issued or agreed to be allotted and issued whether
     pursuant to an option or otherwise by the Board of
     Directors pursuant to Paragraphs a and b above,
     otherwise CONTD                                                     Management For             Voted - For
21  CONTD than pursuant to i rights issue as defined in
     Paragraph f ; ii upon the exercise of rights of conversion under the terms of any securities which are convertible into
     Shares; iii upon the exercise of rights of subscription under the terms of any warrants issued by the Company; or iv any
     Scrip Dividend Plan of other similar arrangement in lieu of the whole or part of a dividend on Shares allotted pursuant to the Company's Articles of Association, shall not exceed
     20% of the aggregate nominal amount of the non-listed
     Shares in issue on the date of passing this resolution; d
     the aggregate nominal amount of H Shares allotted and
     issued or agreed to be allotted and issued whether
     pursuant to an option or otherwise by the Board of
     Directors pursuant to Paragraphs a and b above, CONTD               Management None            Non-Voting
22  CONTD otherwise than pursuant to i rights issue as
     defined in Paragraph f ; ii upon the exercise of rights of conversion under the terms of any securities which are
     convertible into Shares; iii upon the exercise of rights of subscription under the terms of any warrants issued by the
     Company; or iv any Scrip Dividend Plan of other similar
     arrangement in lieu of the whole or part of a dividend on
     Shares allotted pursuant to the Company's Articles of
     Association, shall not exceed 20% of the aggregate nominal
                                                                   154





                                       Global X China Consumer ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
     amount of the H Shares in issue on the date of passing this resolution; e the approval referred to in Paragraph a
     above is conditional upon the Company obtaining the
     approval from China Securities Regulatory Commission;
     Authority expires the earlier of the conclusion of the next
     AGM or the expiration of the period within the 12 monthn
     period after then passing of this resolution .CONTD              Management None            Non-Voting
 23 CONTD.authorize the Board to, at its discretion, make any amendment of the Articles of Association of the Company
     where necessary, so as to increase the registered capital of the Company, and to refect the new capital structure upon
     the granting of approval for the allotment or issue of the
     shares in the Company pursuant to paragraph (a) above            Management None            Non-Voting
DENWAY MTRS LTD
 Security: Y2032Y106
 Meeting Type: Annual        Meeting Date: 11-May-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 670252 DUE TO ADDITION OF
     RESOLUTION. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                               Management None            Non-Voting
 2  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                           Management None            Non-Voting
 3  Receive the Audited financial statements and the report of the Directors and the Independent Auditor's report for the
     YE 31 DEC 2009                                                   Management For             Voted - For
 4  Declare a final dividend                                          Management For             Voted - For
 5  Re-elect Mr. Zhang Fangyou as the Director                        Management For             Voted - For
 6  Re-elect Mr. LI Tun as the Director                               Management For             Voted - For
 7  Re-elect Mr. FU Shoujie as the Director                           Management For             Voted - For
 8  Re-elect Mr. Lee Ka Lun as the Director                           Management For             Voted - For
 9  Authorize the Board of Directors to fix the remuneration of
     the Directors                                                    Management For             Voted - For
 10 Re-appoint Auditor and authorize the Board of Directors to
     fix the remuneration                                             Management For             Voted - For
 11 Authorize the Directors of the Company, subject to
     paragraph (ii) during the Relevant Period [as specified] to repurchase shares in the capital of the Company on the
     Stock Exchange of Hong Kong Limited or on any other
     Stock Exchange on which the shares of the Company may
     be listed and recognized by the Securities and Futures
     Commission and the Stock Exchange for this purpose,
     subject to and in accordance with all applicable laws and
     the requirements of the Rules Governing the Listing of
     Securities on the Stock Exchange or of any other stock
     exchange as amended from time to time; the aggregate
     nominal amount of shares of the Company to be
     repurchased by the Company pursuant to the approval in
     paragraph [i] of this Resolution shall not exceed 10% of the aggregate nominal amount of the issued share capital of the
                                                                   155





                                              Global X China Consumer ETF
Proposal                                                           Proposed by Mgt. Position Registrant Voted
     Company at the date of the passing of this resolution and
     the said approval shall be limited accordingly; [Authority expires at the conclusion of the next AGM of the Company
     or the expiration of the period within which the next AGM of
     the Company is required by law to be held]                        Management For             Voted - For
12  Authorize the Directors of the Company, subject to
     paragraph [iii] during or after the relevant period as
     specified to allot, issue and deal with additional shares in the capital of the Company and to make and grant offers,
     agreements and options [including warrants, bonds,
     debentures, notes and other securities which carry rights to subscribe for or are convertible into shares of the Company]
     which would or might require shares to be allotted be and is hereby generally and unconditionally approved; the
     aggregate nominal amount of share capital allotted or
     agreed conditionally or unconditionally to be allotted
     [whether pursuant to an option or otherwise] by the directors of the Company pursuant to the approval in paragraph [i] of this Resolution, otherwise than pursuant to [a] a Rights
     Issue [as specified]; or [b] an issue of shares upon the
     exercise of subscription rights under any option scheme or similar arrangement for the time being adopted for the grant or issue to the grantees as specified in such scheme or
     similar arrangement of shares or rights to acquire shares of the Company; or [c] any issue of shares pursuant to the
     exercise of rights of subscription or conversion under the terms of any existing warrants, bonds, debentures, notes
     and other securities of the Company which carry rights to
     subscribe for or are convertible into shares of the Company;
     or [d] an issue of shares pursuant to any scrip dividend or similar arrangement providing for the allotment of shares in lieu of the whole or part of the dividend on shares of the
     Company in accordance with the articles of association of
     the Company, shall not exceed 20% of the aggregate
     nominal amount of the issued share capital of the Company
     at the date of the passing of this Resolution and the said approval shall be limited accordingly; [Authority expires at the conclusion of the next AGM of the Company or the
     expiration of the period within which the next AGM of the
     Company is required by law to be held]                            Management For             Voted - For
13  Approve, conditional upon the passing of the ordinary
     resolutions in items 5 and 6 in the notice convening this
     meeting, the general mandate granted to the Directors of
     the Company to exercise the powers of the Company to
     allot, issue and deal with any additional shares of the
     Company pursuant to ordinary resolution in item 6 of the
     notice convening this meeting be and is hereby extended by the addition thereto of an amount representing the
     aggregate nominal amount of the share capital of the
     Company repurchased by the Company under the authority
     granted pursuant to ordinary resolution in item 5 of the
     notice convening this meeting, provided that such extended amount shall not exceed 10% of the aggregate nominal
     amount of the issued share capital of the Company at the
     date of the passing of this resolution                            Management For             Voted - For
                                                                           156





                                  Global X China Consumer ETF
 Proposal                                                             Proposed by Mgt. Position Registrant Voted
WUMART STORES INC
 Security: Y97176112
 Meeting Type: Annual   Meeting Date: 11-May-2010
 1  Approve the audited consolidated financial statements of the Company for the YE 31 DEC 2009 and the Independent
     Auditor's report thereon                                             Management For             Voted - For
 2  Approve the profit distribution proposal of the Company for
     the YE 31 DEC 2009                                                   Management For             Voted - For
 3  Approve the report of the Board of Directors (the Board) of
     the Company for the YE 31 DEC 2009                                   Management For             Voted - For
 4  Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                       Management For             Voted - For
 5  Re-appoint Deloitte Touche Tohmatsu CPA Ltd, and
     Deloitte Touche Tohmatsu as the Company's Domestic and
     International Auditors, respectively, for a term expiring upon the conclusion of the 2010 AGM of the Company and
     authorize the Board to fix their remuneration in accordance
     with the workload of the Auditors and market conditions              Management For             Voted - For
 6  Approve to allot, issue additional shares in the share capital of the Company (the additional shares) whether domestic
     shares or H shares and authorize the Board, unconditional
     and general mandate the general mandate to allot, issue
     and deal with additional shares and to make or grant offers or agreements in respect thereof, subject to the following conditions: (a) such general mandate shall not extend
     beyond the relevant period (as defined below) save that the
     Board may during the Relevant Period make or grant offers
     or agreements which might require the exercise of such
     powers after the end of the relevant period; (b) the total number of Additional Shares allotted or agreed conditionally or unconditionally to be allotted by the Board, otherwise
     than pursuant to any scrip dividend scheme or similar
     arrangement providing for the allotment of CONTD                     Management For             Voted - For
 7  CONTD. such shares in lieu of the whole or part of a
     dividend on additional shares in accordance with the
     Articles of Association, shall not exceed: (i) 20% of the total number of Domestic Shares of the Company in issue at the
     date of passing of this resolution; and (ii) 20% of the total number of H Shares of the Company in issue at the date of
     passing of this resolution; (c) the Board will only exercise its power under such mandate in accordance with the relevant
     regulations of the PRC (as amended from time to time) and
     the applicable listing rules (as amended from time to time)
     and only if necessary approvals from the CSRC and/or
     other relevant PRC government authorities are obtained;
     Authority expires the earlier of the conclusion of the next
     AGM of the Company or 12 months ;CONTD.                              Management None            Non-Voting
 8  CONTD. authorize the Board, subject to the Board issuing additional shares pursuant to this resolution, to: a) approve, execute and do or procure to be executed and done, all
     such documents, deeds and things as it may consider
     necessary in connection with the issue of additional shares including, without limitation, the time, price, quantity and place of issue, making all necessary applications to the
                                                              157





                                Global X China Consumer ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
     relevant authorities, entering into an underwriting
     agreement (or any other agreement); b) determine the use
     of proceeds and make all necessary filings to the relevant authorities in the PRC and/or Hong Kong (if required); c)
     register the capital increase with the relevant authorities in the PRC upon an increase of capital by issuing additional
     shares pursuant to this resolution; and d) make such
     amendments to the relevant provisions of the Articles of
     Association accordingly as it thinks fit so as to reflect the
     new capital and/or new cap                                         Management None            Non-Voting
 9  Approve the provisional resolutions (if any) proposed in writing to the Company by any shareholder(s) holding in
     aggregate 5% or more of the Company's voting shares                Management For             Voted - For
 10 PLEASE NOTE THAT THIS IS A REVISION DUE TO
     CHANGE IN NUMBERING OF RESOLUTIONS. IF YOU
     HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
     NOT RETURN THIS PROXY FORM UNLESS YOU
     DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
     THANK YOU.                                                         Management None            Non-Voting
CHINA DONGXIANG (GROUP) CO LTD
 Security: G2112Y109
 Meeting Type: Annual Meeting Date: 12-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                            Management None            Non-Voting
 2  Receive and adopt the audited financial statements and the reports of the Directors Directors and the Auditors of the
     Company for the YE 31 DEC 2009                                     Management For             Voted - For
 3  Approve to declare a final dividend for the YE 31 DEC 2009 to the shareholders of the Company which shall be paid out of the share premium account of the Company, if
     necessary, subject to provisions of the Companies Law
     2007 revision of the Cayman Islands                                Management For             Voted - For
 4  Approve to declare a final special dividend for the YE 31
     DEC 2009 to the shareholders of the Company which shall
     be paid out of the share premium account of the Company,
     if necessary, subject to provisions of the Companies Law
     2007 revision of the Cayman Islands                                Management For             Voted - For
 5  Re-elect Mr. Qin Dazhong as an Executive Director                   Management For             Voted - For
 6  Re-elect Mr. Gao Yu as a Non-Executive Director                     Management For             Voted - For
 7  Authorize the Board of Directors Board of the Company
     to fix the Directors' Remuneration                                 Management For             Voted - For
 8  Re-appointment of Messrs. PricewaterhouseCoopers,
     Certified Public Accountants, as the Auditors of the
     Company until the conclusion of the next AGM and
     authorize the Board to fix their remuneration                      Management For             Voted - For
 9  Authorize the Directors to exercise during the Relevant
     Period as defined in paragraph d below all the powers of
     the Company to allot, issue and deal with additional shares of HKD 0.01 in the share capital of the Company Shares
     and to make or grant offers, agreements, options or
     warrants which would or might require the exercise of such
                                                            158





                                              Global X China Consumer ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
     powers; after the end of the Relevant Period; the aggregate nominal value of share capital allotted or agreed
     conditionally or unconditionally to be allotted whether
     pursuant to an option or otherwise by the Directors
     pursuant to the mandate in paragraph a , otherwise than
     pursuant to i a Right Issue as defined in paragraph d
     below ; or ii any option scheme or similar arrangement for the time being adopted by the Company for the purpose of
     granting or issuing Shares CONTD                                    Management For             Voted - For
10  CONTD or rights to acquire Shares of the Company to the
     Directors, officers and/or employees of the Company and/or any of its subsidiaries; or iii any scrip dividend or similar arrangement pursuant to the articles of association of the
     Company from time to time, shall not exceed 20% of the
     aggregate nominal amount of the share capital of the
     Company in issue as at the date of this Resolution and the said mandate shall be limited accordingly; Authority expires the conclusion of the next AGM of the Company the
     expiration of the period within which the next AGM of the
     Company required by the Company's articles of association
     or any applicable law to be held                                    Management None            Non-Voting
11  Authorize the Directors a a general mandate to exercise
     during the Relevant Period as defined in paragraph b
     below all the powers of the Company to purchase or
     otherwise acquire Shares in accordance with all applicable laws and the requirements of the Rules Governing the
     Listing of Securities on The Stock Exchange of Hong Kong
     Limited, provided that the aggregate nominal amount of
     Shares so purchased or otherwise acquired shall not
     exceed 10% of the aggregate nominal amount of the share
     capital of the Company in issue as at the date of this
     Resolution; Authority expires the conclusion of the next
     AGM of the Company the expiration of the period within
     which the next AGM of the Company required by the
     Company's articles of association or any applicable law to
     be held                                                             Management For             Voted - For
12  Approve the condition upon the passing of resolutions No. 5 and No. 6 above, the aggregate nominal amount of the
     Shares which are purchased or otherwise acquired by the
     Company pursuant to resolution No. 6 shall be added to the aggregate nominal amount of the Shares which may be
     issued pursuant to resolution No. 5, provided that such
     aggregated amount shall not exceed 10% of the aggregate
     nominal amount of the issued share capital of the Company
     as at the date of this Resolution                                   Management For             Voted - For
13  Authorize the Board to pay out of the share premium
     account of the Company such interim dividends to
     shareholders as may be declared from time to time during
     the period from the passing of this Resolution until 31 DEC
     2010 up to a maximum amount of HKD 500,000,000,
     subject to provisions of the Companies Law 2007 revision
     of the Cayman Islands                                               Management For             Voted - For
                                                                   159





                                      Global X China Consumer ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
GOLDEN EAGLE RETAIL GROUP LTD
 Security: G3958R109
 Meeting Type: Annual       Meeting Date: 12-May-2010
 1  Approve and adopt the audited consolidated financial
     statements of the Company and its subsidiaries and the
     reports of the Directors and Auditors FYE 31 DEC 2009              Management For             Voted - For
 2  Declare a final dividend of HKD 0.108 per share FYE 31
     DEC 2009                                                           Management For             Voted - For
 3  Re-election of Mr. Wang Hung, Roger as a executive
     Director                                                           Management For             Voted - For
 4  Re-election of Mr. Han Xiang Li as a non-executive Director         Management For             Voted - For
 5  Authorize the Remuneration Committee of the Company to
     fix their remuneration                                             Management For             Voted - For
 6  Re-appointment of Messrs. Deloitte Touche Tohmatsu as a
     Auditors and authorize the Board of Directors to fix their
     remuneration                                                       Management For             Voted - For
 7  Grant general mandate to the Director to issue shares of the
     Company                                                            Management For             Voted - For
 8  Grant general mandate to the Director to repurchase shares
     of the Company                                                     Management For             Voted - For
 9  Approve to increase the maximum nominal amount of share
     capital which the Directors are authorized to allot, issue and deal with pursuant to the general mandate set out in
     resolution 5a by the aggregate nominal amount of shares
     repurchased pursuant to the general mandate set out in the
     resolution 5b                                                      Management For             Voted - For
 10 PLEASE NOTE THAT IMPORTANT ADDITIONAL
     MEETING INFORMATION IS AVAILABLE BY CLICKING
     ON THE MATERIAL URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100412
     /LTN20100412258.pdf                                                Management None            Non-Voting
 11 PLEASE NOTE THAT THE SHAREHOLDERS ARE
     ALLOWED TO VOTE FOR OR AGAINST FOR ALL THE
     RESOLUTIONS. THANK YOU.                                            Management None            Non-Voting
PEAK SPORT PRODS CO LTD
 Security: G69599101
 Meeting Type: Annual       Meeting Date: 12-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                            Management None            Non-Voting
 2  Receive the audited consolidated financial statements of the
     Company and the reports of the Directors and Auditor for
     the YE 31 DEC 2009                                                 Management For             Voted - For
 3  Declare a final dividend of HK 12 cents per share for the YE
     31 DEC 2009                                                        Management For             Voted - For
 4  Re-elect Mr. Xu Jingnan as an Executive Director of the
     Company                                                            Management For             Voted - For
 5  Re-elect Mr. Xu Zhihua as an Executive Director of the
     Company                                                            Management For             Voted - For
                                                                  160





                                              Global X China Consumer ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
6   Re-elect Mr. Xu Zhida as an Executive Director of the
     Company                                                              Management For             Voted - For
7   Re-elect Ms. Wu Tigao as a Non-Executive Director of the
     Company                                                              Management For             Voted - For
8   Re-elect Mr. Shen Nanpeng as a Non-Executive Director of
     the Company                                                          Management For             Voted - For
9   Re-elect Dr. Hu Zhanghong as a Non-Executive Director of
     the Company                                                          Management For             Voted - For
10  Re-elect Mr. Zhu Linan as a Non-Executive Director of the
     Company                                                              Management For             Voted - For
11  Re-elect Dr. Xiang Bing as an Independent Non-Executive
     Director of the Company                                              Management For             Voted - For
12  Re-elect Dr. Rock Jin as an Independent Non-Executive
     Director of the Company                                              Management For             Voted - For
13  Re-elect Mr. Wang Mingquan as an Independent Non-
     Executive Director of the Company                                    Management For             Voted - For
14  Authorize the Board of Directors to fix the respective
     Directors' remuneration                                              Management For             Voted - For
15  Re-appoint KPMG as the Auditor of the Company and
     authorize the Board of Directors to fix the Auditor's
     remuneration                                                         Management For             Voted - For
16  Authorize the Directors, subject to this resolution, during the relevant period as specified , to purchase its shares,
     subject to and in accordance with the applicable laws, the total nominal amount of shares of the Company to be
     purchased pursuant to the approve this resolution shall not exceed 10% of the total nominal amount of the issued share capital of the Company as at the date of passing of this
     resolution and the said approval shall be limited
     accordingly; authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the
     period within which the next AGM of the Company is
     required by the Articles of Association of the Company or
     any applicable laws to be held                                       Management For             Voted - For
17  Authorize the Directors, subject to this resolution, during and after the relevant period as specified , to allot, issue and deal with authorized and unissued shares in the capital of the Company and to make or grant offers, agreements
     and options which might require the exercise of such
     powers; the aggregate nominal amount of share capital
     allotted or agreed conditionally or unconditionally to be
     allotted by the Directors pursuant to approve this resolution, otherwise than pursuant to: i) rights issue as specified ; ii)
     the exercise of options under a share option scheme of the
     Company; and (iii) any scrip dividend scheme or similar
     arrangement providing for the allotment of CONTD.                    Management For             Voted - For
18  CONTD. shares in lieu of the whole or part of a dividend on shares of the Company in accordance with the Articles of
     Association of the Company, shall not exceed 20% of the
     aggregate nominal amount of the issued share capital of the
     Company as at the date of passing of this resolution; and
     Authority expires the earlier of the conclusion of the next
     AGM of the Company or the expiration of the period within
     which the next AGM of the Company is required by the
                                                                    161





                                  Global X China Consumer ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
     Articles of Association of the Company or any applicable
     laws to be held                                                     Management None            Non-Voting
 19 Approve, conditional upon the passing of the resolutions as specified in Items 15 and 16 of the Notice convening this
     meeting the Notice , the general mandate referred to in the resolution as specified in Item 16 of the Notice be extended by the addition to the aggregate nominal amount of shares
     which may be allotted and issued or agreed conditionally or unconditionally to be allotted and issued by the Directors pursuant to such general mandate of an amount
     representing the aggregate nominal amount of shares
     purchased by the Company pursuant to the general
     mandate referred to in the resolution as specified in Item 15 of the Notice, provided that such amount shall not exceed
     10% of the aggregate nominal amount of the issued share
     capital of the Company as at the date of passing of this
     resolution                                                          Management For             Voted - For
LI NING CO LTD
 Security: G5496K124
 Meeting Type: Annual   Meeting Date: 14-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE IN FAVOR OR AGAINST FOR ALL
     RESOLUTIONS. THANK YOU.                                             Management None            Non-Voting
 2  Receive and adopt the audited financial statements and the reports of the Directors and the Auditor of the Company for
     the YE 31 DEC 2009                                                  Management For             Voted - For
 3  Declare a final dividend for the YE 31 DEC 2009 to the
     shareholders of the Company                                         Management For             Voted - For
 4  Re-elect Mr. Li Ning as an Executive Director of the
     Company                                                             Management For             Voted - For
 5  Re-elect Mr. Koo Fook Sun, Louis as an Independent Non-
     Executive Director of the Company                                   Management For             Voted - For
 6  Re-elect Mr. Chan Chung Bun, Bunny as an Independent
     Non-Executive Director of the Company                               Management For             Voted - For
 7  Authorize the Board of Directors of the Company to fix the
     Directors' remuneration                                             Management For             Voted - For
 8  Re-appoint PricewaterhouseCoopers, Certified Public
     Accountants, as the Auditor of the Company and authorize
     the Board of the Directors of the Company to fix their
     remuneration                                                        Management For             Voted - For
 9  Approve to give a general mandate to the Directors to issue
     shares up to 20%                                                    Management For             Voted - For
 10 Approve to give a general mandate to the Directors to
     repurchase shares up to 10%                                         Management For             Voted - For
 11 Authorize the Directors to issue and allot the shares
     repurchased by the Company                                          Management For             Voted - For
                                                                   162





                                Global X China Consumer ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
PARKSON RETAIL GROUP LTD
 Security: G69370115
 Meeting Type: Annual Meeting Date: 17-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR
     RESOLUTIONS 1 TO 5.B AND 5.C. THANK YOU.                        Management None            Non-Voting
 2  Receive the audited consolidated financial statements and the reports of the Directors and Auditors for the YE 31 DEC
     2009                                                            Management For             Voted - For
 3  Approve the declaration of a final dividend of RMB 0.10 per
     share                                                           Management For             Voted - For
 4  Re-election of Chew Fook Seng as a Director of the
     Company                                                         Management For             Voted - For
 5  Re-election of Yau Ming Kim, Robert as a Director of the
     Company                                                         Management For             Voted - For
 6  Authorize the Board of Directors to fix the Directors'
     remuneration                                                    Management For             Voted - For
 7  Re-appoint Messrs. Ernst & Young as the Auditors and
     authorize the Board of Directors to fix their remuneration      Management For             Voted - For
 8  Approve to grant a general mandate to the Directors to
     repurchase shares up to a maximum of 10% of the existing
     issued share capital of the Company                             Management For             Voted - For
 9  Approve to grant a general mandate to the Directors to allot issue or deal with new shares up to a maximum of 20% of
     the existing issued share capital of the Company                Management For             Voted - For
 10 Approve to extend the general mandate granted to the
     Directors to issue new shares by the number of shares
     repurchased                                                     Management For             Voted - For
GREAT WALL MOTOR CO LTD
 Security: Y2882P106
 Meeting Type: Annual Meeting Date: 18-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR ALL
     RESOLUTIONS. THANK YOU.                                         Management None            Non-Voting
 2  Approve the audited financial statements of the Company
     for the YE 31 DEC 2009                                          Management For             Voted - For
 3  Declare a final dividend of RMB 0.25 per share for the YE
     31 DEC 2009 to shareholders of the Company who are
     registered on the Register of Members of the Company as
     at the close of business on Friday, 16 APR 2010                 Management For             Voted - For
 4  Receive and adopt the report of the Board of Directors of
     2009                                                            Management For             Voted - For
 5  Receive and adopt the report of the Supervisory Committee
     of 2009                                                         Management For             Voted - For
 6  Approve the re-appointment of Ernst & Young Hua Ming as
     the Company's PRC Auditors and Ernst & Young as the
     Company's international Auditors for the YE 31 DEC 2010
     and authorize the Board to fix the respective remunerations
     of the Company's PRC and International Auditors                 Management For             Voted - For
                                                            163





                                              Global X China Consumer ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
7   Approve the resignation of Mr. Tseung Yuk Hei, Kenneth as
     an Independent Non-executive Director of the Company                 Management For             Voted - For
8   Election of Mr. Chan Yuk Tong as an Independent Non-
     executive Director of the Company for a term commencing
     on the day being elected and ending on the expiry of the
     third session of the Board and authorize the Board to
     determine his remuneration                                           Management For             Voted - For
9   Authorize the Board to allot, issue and deal with additional shares in the capital of the Company, whether domestic
     shares or H shares or grant offers, agreements or options
     which might require the exercise of such powers after the
     relevant period, the aggregate nominal amount of shares,
     whether domestic shares or H shares allotted, issued and
     dealt with or agreed conditionally or unconditionally to be allotted, issued and dealt with by the Board pursuant to
     such mandate, shall not exceed: 20%, being 136,400,000
     domestic shares of the aggregate nominal amount of
     domestic shares in issue and 20% being 82,654,400 H
     shares of the aggregate nominal amount of H shares in
     issue in each case as of the date of this resolution, and in accordance with the Company Law of the PRC and the
     Rules Governing the Listing of Securities on CONTD.                  Management For             Voted - For
10  CONTD. The Stock Exchange of Hong Kong Limited as the
     same may be amended from time to time and only if all
     necessary approvals from the China Securities Regulatory
     Commission and/or other relevant PRC governmental
     authorities are obtained; and 2) to issue shares pursuant to this Resolution, to: a) approve, execute, and do or procure to be executed and done, all such documents, deeds and
     things as it may consider necessary in connection with the issue of such new shares including without limitation : I)
     determine the class and number of shares to be issued; II)
     determine the issue price of the new shares; III) determine the opening and closing dates of the new issue; IV)
     determine the use of proceeds of the new issue; V)
     determine the class and number of new shares if any to be
     issued to the existing shareholders; CONTD.                          Management None            Non-Voting
11  CONTD. VI) make or grant such offers, agreements and
     options as may be necessary in the exercise of such
     powers; and VII) in the case of an offer or allotment of
     shares to the shareholders of the Company, exclude
     shareholders of the Company who are resident outside the
     PRC or the Hong Kong Special Administrative Region of the
     PRC on account of prohibitions or requirements under
     overseas laws or regulations or for some other reason(s)
     which the Board considers expedient; b) increase the
     registered capital of the Company in accordance with the
     actual increase of capital by issuing shares pursuant to this
     Resolution, register the increased capital with the relevant authorities in the PRC and make such amendments to the
     Articles as it thinks fit so as to reflect the increase in the
     registered capital of the Company; and CONTD.                        Management None            Non-Voting
12  CONTD. c) make all necessary filings and registrations with the relevant PRC, Hong Kong and /or other authorities;
     Authority expires at the conclusion of the next AGM of the
     Company following the passing of this resolution; or the
                                                                    164





                                       Global X China Consumer ETF
 Proposal                                                             Proposed by Mgt. Position Registrant Voted
     expiration of the 12-month period following the passing of this resolution; or the date on which the authority set out this resolution is revoked or varied by a special resolution of the
     Shareholders in a general meeting                                    Management None            Non-Voting
 13 Please Note That This Is A Revision Due To
     Addition Of Text In Resolution 7. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                         Management None            Non-Voting
AVICHINA INDUSTRY & TECHNOLOGY CO LTD
 Security: Y0485Q109
 Meeting Type: Extraordinary Meeting Date: 19-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR RESOLUTIONS
     '1 AND 2'. THANK YOU.                                                Management None            Non-Voting
 2  Approve and ratify the terms and conditions of Equity
     Acquisition Agreement I dated 23 MAR 2010 entered into
     between the Company and AVIC as specified in relation
     to, among other matters, AVIC agreed to sell and the
     Company agreed to purchase, subject to fulfillment of
     certain conditions, 86.74% equity interest held by AVIC in
     Avic Kaitian; and authorize any Director or authorized
     representative of the Chairman of the Board to implement
     and take all steps and to do all acts and things as may be necessary or desirable to give effect and/or to complete or in connection with the transactions contemplated under
     Equity Acquisition Agreement I, including, without limitation,
     CONTD.                                                               Management For             Voted - For
 3  CONTD. to obtain all necessary approvals from the relevant
     PRC government authorities, and to sign and execute such
     further documents, or to do any other matters incidental
     thereto and/or as contemplated there under and to make
     changes or amendments to Equity Acquisition Agreement I
     as such Director or authorized representative may in his
     absolute discretion deem fit                                         Management None            Non-Voting
 4  Approve and ratify the terms and conditions of Equity
     Acquisition Agreement II dated 23 MAR 2010 entered into
     between the Company and AVIC as specified in relation to,
     among other matters, AVIC agreed to sell and the Company
     agreed to purchase, subject to fulfillment of certain
     conditions, 100% equity interest held by AVIC in Avic
     Lanfei; and authorize any Director or authorized
     representative of the Chairman of the Board to implement
     and take all steps and to do all acts and things as may be necessary or desirable to give effect and/or to complete or in connection with the transactions contemplated under
     Equity Acquisition Agreement II, including, without limitation,
     CONTD.                                                               Management For             Voted - For
 5  CONTD. to obtain all necessary approvals from the relevant
     PRC government authorities, and to sign and execute such
     further documents, or to do any other matters incidental
     thereto and/or as contemplated there under and to make
     changes or amendments to Equity Acquisition Agreement II
                                                                   165





                                   Global X China Consumer ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
     as such Director or authorized representative may in his
     absolute discretion deem fit                                       Management None            Non-Voting
AVICHINA INDUSTRY & TECHNOLOGY CO LTD
 Security: Y0485Q109
 Meeting Type: Annual    Meeting Date: 19-May-2010
 1  Receive the report of the Board of the Company for the YE
     31 DEC 2009                                                        Management For             Voted - For
 2  Receive the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                     Management For             Voted - For
 3  Approve the audited financial statements of the Company
     for the YE 31 DEC 2009                                             Management For             Voted - For
 4  Approve the profit distribution plan of the Company for the
     YE 31 DEC 2009                                                     Management For             Voted - For
 5  Appoint PricewaterhouseCoopers and
     pricewaterhouseCoopers Zhong Tian CPAs Limited
     Company as the International and domestic Auditors of the
     Company for the FY 2010 respectively and to determine
     their remuneration                                                 Management For             Voted - For
 6  Approve the resolutions to be proposed at the AGM by
     shareholders holding 5% or more of the total number of the
     Company's shares carrying voting rights, if any, by way of
     ordinary resolution                                                Management For             Voted - For
 7  Authorize the Board to issue, allot and/or deal with
     additional shares in the capital of the Company [whether
     Domestic Shares or H Shares], and to make or grant offers, agreements and options in respect thereof, subject to the
     following conditions: such mandate shall not extend beyond the relevant period save that the Board may during the
     relevant period make or grant offers, agreements or options which might require the exercise of such powers after the
     end of the relevant period; the aggregate nominal amount of the Domestic shares and/or the H shares to be allotted and issued or agreed conditionally or unconditionally to be
     allotted and issued [whether pursuant to an option or
     otherwise] by the Board otherwise than pursuant to the
     share option scheme [if any] adopted by the Company for
     the grant or issue of shares of the Company, shall not
     exceed 20% of the aggregate nominal amount of the
     Domestic shares in issue; and/or 20% of the aggregate
     nominal amount of the H shares in issue respectively, in
     each case as at the date of passing this resolution; and the
     Board will only exercise its power under the general
     mandate in accordance with the Company law of the
     people's republic of china and the rules governing the
     Listing of Securities on the Stock Exchange of Hong Kong
     Limited [as each of them may be amended from time to
     time] and only if all necessary approvals from the china
     securities regulatory Commission and/or other relevant
     government authorities in the people's republic of China are obtained;[Authority expires at the conclusion of the next
     AGM of the Company or the expiration of the 12 months
     period]; and the Board resolving to exercise the general
     mandate and/or issue shares pursuant to this resolution to
                                                                  166





                                       Global X China Consumer ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
     approve execute and do, or procure to be executed and
     done all such documents, deeds and matters which it may
     consider necessary in connection with the exercise of the
     general mandate and/or the issue of shares, including but
     not limited to the time, price, quantity and place for such issue, to make all necessary applications to the relevant
     authorities and to enter into underwriting agreements or any other agreements; to determine the use of proceeds, and to make all necessary filings and registration with the relevant authorities in the People's Republic of China, Hong Kong
     and/or other places and jurisdictions [as appropriate]; to increase the registered capital of the Company and make all necessary amendments to the Articles of Association to
     reflect such increase and to register the increased capital with the relevant authorities so as to reflect the new capital
     and/or share capital structure of the Company                      Management For             Voted - For
 8  Approve the resolutions to be proposed at the AGM by
     shareholders holding 5% or more of the total number of the
     Company's shares carrying voting rights, if any, by way of
     special resolutions                                                Management For             Voted - For
AVICHINA INDUSTRY & TECHNOLOGY CO LTD
 Security: Y0485Q109
 Meeting Type: Extraordinary Meeting Date: 19-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR THE
     RESOLUTION. THANK YOU.                                             Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL
     LINK:http://www.hkexnews.hk/listedco/listconews/sehk/201
     00430/LTN20100430145.pdf                                           Management None            Non-Voting
 3  Ratify and approve the Financial Services Framework
     Agreement and the execution thereof and implementation of
     the Deposit Services there under (including the Proposed
     Cap); and authorize any Director of the Company
     (Director) to sign, execute, perfect, and deliver all such documents and do all such deeds, acts, matters and things
     as he may in his absolute discretion consider necessary or desirable for the purpose of or in connection with the
     implementation of the Financial Services Framework
     Agreement, the Deposit Services and the Proposed Cap
     and other matters contemplated thereunder or ancillary
     thereto, to waive compliance from and/or agree to any
     amendment or supplement to any of the provisions of the
     Financial Services Framework Agreement which in his
     opinion is not of a material nature and to effect
     or implement any other matters referred to
     in this resolution                                                 Management For             Voted - For
                                                                   167





                                       Global X China Consumer ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
BAWANG INTERNATIONAL (GROUP) HOLDINGS LTD
 Security: G09038103
 Meeting Type: Annual        Meeting Date: 25-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                           Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100423/LTN20100423049.pdf                                  Management None            Non-Voting
 3  Receive the audited financial statements and the reports of
     the Directors and the Auditor for the YE 31 DEC 2009              Management For             Voted - For
 4  Declare a final dividend                                           Management For             Voted - For
 5  Declare a special dividend                                         Management For             Voted - For
 6  Re-election of Ms. WAN Yuhua as an Executive Director
     and authorize the Board of Directors to determine his
     remuneration                                                      Management For             Voted - For
 7  Re-election of Mr. SHEN Xiaodi as an Executive Director
     and authorize the Board of Directors to determine his
     remuneration                                                      Management For             Voted - For
 8  Re-election of Mr. WONG Sin Yung as an Executive
     Director and authorize the Board of Directors to determine
     his remuneration                                                  Management For             Voted - For
 9  Re-election of Ms. GUO Jing as a Non-Executive Director
     and authorize the Board of Directors to determine his
     remuneration                                                      Management For             Voted - For
 10 Re-election of Mr. NGAI Wai Fung as an Independent Non-
     Executive Director and authorize the Board of Directors to
     determine his remuneration                                        Management For             Voted - For
 11 Re-election of Mr. LI Bida as an Independent Non-Executive
     Director and authorize the Board of Directors to determine
     his remuneration                                                  Management For             Voted - For
 12 Re-election of Mr. CHEN Kaizhi as an Independent Non-
     Executive Director and authorize the Board of Directors to
     determine his remuneration                                        Management For             Voted - For
 13 Re-appoint KPMG as the Auditors and authorize the Board
     of Directors to determine their remuneration                      Management For             Voted - For
 14 Authorize the Directors to issue shares not exceeding 20%
     of the aggregate nominal amount of the issued share capital
     under the Ordinary Resolution 6A of the notice of AGM             Management For             Voted - For
 15 Authorize the Directors to repurchase shares not exceeding
     10% of the aggregate nominal amount of the issued share
     capital under the Ordinary Resolution 6B of the notice of
     AGM                                                               Management For             Voted - For
 16 Approve to extend the general mandate to issue shares by the addition thereto the shares repurchased by the
     Company under the Ordinary Resolution 7 of the notice of
     AGM                                                               Management For             Voted - For
                                                                 168





                                   Global X China Consumer ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
CHINA AGRI-INDUSTRIES HOLDINGS LTD
 Security: Y1375F104
 Meeting Type: Annual    Meeting Date: 25-May-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                          Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100421
     /LTN20100421524.pdf                                             Management None            Non-Voting
 3  Receive the audited consolidated financial statements of the
     Company and its subsidiaries and the reports of the
     Directors and Auditors for the YE 31 DEC 2009                   Management For             Voted - For
 4  Approve a final dividend of HKD 5.9 cents per share for the
     YE 31 DEC 2009                                                  Management For             Voted - For
 5  Approve the Scheme Amendment Proposal as defined in
     the Company's circular dated 22 APR2010 , and any one or
     more of the Directors of the Company be and are hereby
     authorized to execute and deliver such other documents or
     supplemental agreements or deeds on behalf of the
     Company and to do all such things and take all such actions as he or they may consider necessary or desirable for the
     purpose of giving effect to the Scheme Amendment
     Proposal                                                        Management For             Voted - For
 6  Re-elect Mr. YU Xubo as an Executive Director and the
     Managing Director of the Company                                Management For             Voted - For
 7  Re-elect Mr. CHI Jingtao as a Non-executive Director of the
     Company                                                         Management For             Voted - For
 8  Re-elect Mr. LAM Wai Hon, Ambrose as an Independent
     Non-executive Director of the Company                           Management For             Voted - For
 9  Authorize the Board of Directors of the Company to fix the
     above executive Director's and Non-executive Directors'
     remuneration                                                    Management For             Voted - For
 10 Re-appoint Auditors and authorize the Board of Directors of
     the Company to fix their remunerations                          Management For             Voted - For
 11 Approve to increase the authorized share capital of the
     Company from HKD 400,000,000 divided into
     4,000,000,000 shares to HKD 1,000,000,000 divided into
     10,000,000,000 shares by creation of an additional HKD
     600,000,000 divided into 6,000,000,000 shares ranking pari passu in all respects with the existing issued and unissued
     shares                                                          Management For             Voted - For
 12 Authorize the Directors to allot, issue and deal with
     additional shares of the Company                                Management For             Voted - For
 13 Authorize the Directors to repurchase the Company's own
     shares                                                          Management For             Voted - For
 14 Approve to add the nominal amount of the shares
     repurchased under Resolution 7B to the mandate granted to
     the Directors under resolution 7A                               Management For             Voted - For
                                                               169





                                  Global X China Consumer ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
CHINA TRAVEL INTERNATIONAL INVESTMENT HONG KONG LT
 Security: Y1507D100
 Meeting Type: Annual   Meeting Date: 25-May-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                            Management None            Non-Voting
 2  Need to add this comment WITH THE LINK
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100422/LTN20100422493.pdf                                  Management None            Non-Voting
 3  Receive and consider the Audited financial statements and the reports of the Directors and Auditors for the YE 31 DEC
     2009                                                              Management For             Voted - For
 4  Re-election of Lo Sui On as a Director                             Management For             Voted - For
 5  Re-election of Fang Xiaorong as a Director                         Management For             Voted - For
 6  Re-election of Wong Man Kong, Peter as a Director                  Management For             Voted - For
 7  Re-election of Chan Wing Kee as a Director                         Management For             Voted - For
 8  Authorize the Board of Directors to fix the Directors fees         Management For             Voted - For
 9  Re-appointment of Ernst & Young as the Auditors of the
     Company and to authorize the Board of Directors
     to fix their remuneration                                         Management For             Voted - For
 10 Grant discharge the general mandate to the Directors to
     repurchase shares of the Company                                  Management For             Voted - For
 11 Grant discharge the general mandate to the Directors to
     allot and issue new shares in the Company                         Management For             Voted - For
 12 Approve to extend the general mandate to allot and issue new shares by adding the shares repurchased by the
     Company                                                           Management For             Voted - For
CHINA YURUN FOOD GROUP LTD
 Security: G21159101
 Meeting Type: Annual   Meeting Date: 26-May-2010
 1  Receive the audited financial statements and the reports of the Directors and Auditors of the Company for the YE 31
     DEC 2009                                                          Management For             Voted - For
 2  Approve the final dividend of HKD 0.150 per share in
     respect of the YE 31 DEC 2009                                     Management For             Voted - For
 3  Re-elect Mr. Zhu Yiliang as an Executive Director                  Management For             Voted - For
 4  Re-elect Mr. Ge Yuqi as an Executive Director                      Management For             Voted - For
 5  Re-elect Mr. Yu Zhangli as an Executive Director                   Management For             Voted - For
 6  Re-elect Mr. Jiao Shuge (alias Jiao Zhen) as a Non-
     Executive Director                                                Management For             Voted - For
 7  Authorize the Board of Directors to fix the Director's
     remuneration                                                      Management For             Voted - For
 8  Re-appoint KPMG as auditors and authorize the Board of
     Directors to fix their remuneration                               Management For             Voted - For
 9  Authorize the Board of Directors to repurchase the shares of the Company not exceeding 10% of the aggregate
     nominal amount of the issued share capital of the Company
     at the date of passing of this resolution                         Management For             Voted - For
                                                                 170





                                       Global X China Consumer ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
 10 Authorize the Board of Directors to allot, issue and deal with un-issued shares in the capital of the Company not
     exceeding 20% of the aggregate nominal amount of the
     issued share capital of the Company at the date of passing
     of this resolution                                                Management For             Voted - For
 11 Approve to extend the general mandate granted to the
     Board of Directors to allot, issue and deal with un-issued shares in the capital of the Company by the number of
     shares repurchased by the Company                                 Management For             Voted - For
 12 PLEASE NOTE THAT IMPORTANT ADDITIONAL
     MEETING INFORMATION IS AVAILABLE BY CLICKING
     ON THE MATERIAL URL LINK -
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100423/LTN20100423230.pdf                                  Management None            Non-Voting
 13 PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE IN FAVOR OR AGAINST ONLY FOR ALL
     THE RESOLUTIONS. THANK YOU.                                       Management None            Non-Voting
CHINA RESOURCES ENTERPRISE LTD
 Security: Y15037107
 Meeting Type: Annual        Meeting Date: 28-May-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100420
     /LTN20100420397.pdf                                               Management None            Non-Voting
 2  Receive and consider the audited financial statements and the Directors' report and the Independent Auditor's report
     for the YE 31 DEC 2009                                            Management For             Voted - For
 3  Declare a final dividend                                           Management For             Voted - For
 4  Re-election of Mr. Lai Ni Hium as Director                         Management For             Voted - For
 5  Re-election of Mr. Houang Tai Ninh as Director                     Management For             Voted - For
 6  Re-election of Dr. Li Ka Cheung, Eric as Director                  Management For             Voted - For
 7  Re-election of Dr. Cheng Mo Chi as Director                        Management For             Voted - For
 8  Re-election of Mr. Bernard Charnwut Chan as Director               Management For             Voted - For
 9  Re-election of Mr. Siu Kwing Chue, Gordon as Director              Management For             Voted - For
 10 Approve to fix the fees for all Directors                          Management For             Voted - For
 11 Re-appointment of Auditors and authorize the Directors to
     fix their remuneration                                            Management For             Voted - For
 12 Approve to give a general mandate to the Directors to
     repurchase shares of the Company                                  Management For             Voted - For
 13 Approve to give a general mandate to the Directors to issue
     new shares of the Company                                         Management For             Voted - For
 14 Approve to extend the general mandate to be given to the
     Directors to issue shares                                         Management For             Voted - For
 15 PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                            Management None            Non-Voting
 16 PLEASE NOTE THAT THIS IS A REVISION DUE TO
     INSERTION OF A COMMENT. IF YOU HAVE ALREADY
     SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
     PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
     ORIGINAL INSTRUCTIONS. THANK YOU.                                 Management None            Non-Voting
                                                                   171





                                 Global X China Consumer ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
SHENZHOU INTERNATIONAL GROUP LTD
 Security: G8087W101
 Meeting Type: Annual  Meeting Date: 28-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR
     RESOLUTIONS 1 TO 10. THANK YOU.                                   Management None            Non-Voting
 2  Approve the consolidated Audited financial statements and the reports of the Director's and the Independent Auditor's
     of the Company for the YE 31 DEC 2009                             Management For             Voted - For
 3  Approve the payment of a final dividend for the YE 31 DEC
     2009                                                              Management For             Voted - For
 4  Re-elect Mr. Chen Zhongjing as Director of the Company             Management For             Voted - For
 5  Re-elect Mr. Ma Renhe as Director of the Company                   Management For             Voted - For
 6  Re-elect Ms. Dai Xiangbo as Director of the Company                Management For             Voted - For
 7  Authorize the Board of Director's of the Company (the
     Board) to fix the remuneration of the Director's                  Management For             Voted - For
 8  Appoint Ernst & Young as the Company's Auditor's and
     authorize the Board to fix their remuneration                     Management For             Voted - For
 9  Grant a General Mandate to the Director's of the Company
     to allot, issue and deal with the Company's shares                Management For             Voted - For
 10 Grant a General Mandate to the Director's of the Company
     to repurchase the Company's shares                                Management For             Voted - For
 11 Approve to add the nominal value of the shares
     repurchased by the Company to the mandate granted to the
     Director's under resolution no. 8                                 Management For             Voted - For
 12 PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100422/LTN20100422190.pdf                                  Management None            Non-Voting
PCD STORES (GROUP) LTD
 Security: G6956E103
 Meeting Type: Annual  Meeting Date: 31-May-2010
 1  Receive the Audited financial statements, Directors' report and the Independent Auditor's report for the YE 31 DEC
     2009                                                              Management For             Voted - For
 2  Re-elect Mr. Chan Kai Tai Alfred as a Director                     Management For             Voted - For
 3  Re-elect Mr. Tan Han Kiat Edward as a Director                     Management For             Voted - For
 4  Re-elect Mr. Lau Kim Yip Tony as a Director                        Management For             Voted - For
 5  Re-elect Mr. Yu Randolph as a Director                             Management For             Voted - For
 6  Re-elect Mr. Tai Ainsley as a Director                             Management For             Voted - For
 7  Re-elect Mr. Li Chang Qing as a Director                           Management For             Voted - For
 8  Authorize the Board of Directors to fix the remuneration of
     the Directors of the Company                                      Management For             Voted - For
 9  Re-appoint Deloitte Touche Tohmatsu as the Auditors and
     authorize the Board of Directors to fix their remuneration        Management For             Voted - For
 10 Authorize the Directors to issue shares not exceeding 20%
     of the existing issued share capital of the Company               Management For             Voted - For
 11 Authorize the Directors to repurchase shares not exceeding
     10% of the existing issued share capital of the Company           Management For             Voted - For
                                                                 172





                                   Global X China Consumer ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
 12 Authorize the Directors pursuant to resolution No. 4(1)
     above to allot, issue and deal with new shares not
     exceeding the amount of shares repurchased by the
     Company under ordinary resolution No. 4(2)                      Management For             Voted - For
 13 PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                         Management None            Non-Voting
 14 PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100427
     /LTN20100427891.pdf                                             Management None            Non-Voting
 15 PLEASE NOTE THAT THIS IS A REVISION DUE TO
     RECEIPT OF CONSERVATIVE RECORD DATE. IF YOU
     HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
     NOT RETURN THIS PROXY FORM UNLESS YOU
     DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
     THANK YOU.                                                      Management None            Non-Voting
SINOPHARM GROUP CO LTD
 Security: Y8008N107
 Meeting Type: Annual    Meeting Date: 31-May-2010
 1  Approve the report of the Board of Directors of the
     Company for the YE 31 DEC 2009                                  Management For             Voted - For
 2  Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                  Management For             Voted - For
 3  Approve the audited financial statements and the Auditors'
     report of the Company as at and for the YE 31 DEC 2009          Management For             Voted - For
 4  Approve the proposed profit distribution plan and the
     payment of final dividend of the Company for the YE 31
     DEC 2009                                                        Management For             Voted - For
 5  Re-appoint PricewaterhouseCoopers Zhong Tian Certified
     Public Accountant Co., Ltd. as the PRC Auditors of the
     Company to hold office until the conclusion of the next
     AGM, and authorize the Board to fix its remuneration            Management For             Voted - For
 6  Re-appoint PricewaterhouseCoopers Certified Public
     Accountants, Hong Kong as the International Auditors of the
     Company to hold office until the conclusion of the next
     AGM, and authorize the Board to fix its remuneration            Management For             Voted - For
 7  Approve and ratify the remuneration of the Directors for the
     YE 31 DEC 2009 and authorize the Board to determine the
     remuneration of the Directors for the 2 years ending 31
     DEC 2010 and 31 DEC 2011                                        Management For             Voted - For
 8  Appoint Mr. Chen Qiyu as a non-executive Director for a
     term of 3 years starting from the date of the AGM and to
     authorize the Board to enter into a service contract
     with him                                                        Management For             Voted - For
 9  Appoint Mr. Qian Shunjiang as the Supervisor of the
     Company for a term of 3 years starting from the date of the
     AGM and to authorize the Board to enter into a service
     contract with him                                               Management For             Voted - For
 10 Approve the transactions under the Master Pharmaceutical
     Products, Healthcare Products and Medical Supplies
     Procurement Agreement with the controlling shareholder
                                                               173





                                              Global X China Consumer ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
     and their proposed annual caps for each of the 2 years
     ending 31 DEC 2010 and 31 DEC 2011, as specified                    Management For             Voted - For
11  Approve the acquisition of equity interest in Xinjiang
     Company under the Xinjiang Company Agreement, as
     specified                                                           Management For             Voted - For
12  Approve the acquisition of equity interest in Hubei Yibao
     under the Hubei Yibao Agreement, as specified                       Management For             Voted - For
13  Approve the acquisition of Transferred Business of Industry
     Company under the Industry Company Agreement, as
     specified                                                           Management For             Voted - For
14  Approve the acquisition of Transferred Business of Trading
     Company under the Trading Company Agreement, as
     specified                                                           Management For             Voted - For
15  Authorize the Board: a) acquisition and disposal of the
     assets of the Company with an aggregate total value of not more than 30% of the latest audited total assets of the
     Company over a period of 12 months; b) guarantees in
     favor of third parties with an aggregate total value of not more than 30% of the latest audited total assets of the
     Company over a period of 12 months; if the above
     delegations are not consistent with, collide or conflict with the requirements under the Listing Rules or other
     requirements of the Stock Exchange, the requirements
     under the Listing Rules or other requirements of the Stock
     Exchange should be followed                                         Management For             Voted - For
16  Amend the Articles of Association, details of which are set out in the Circular and authorize any Director or Joint
     Company Secretary of the Company to do all such acts as
     he deems fit to effect the amendments and to make relevant registrations and filings in accordance with the relevant
     requirements of the applicable laws and regulations in the
     PRC and Hong Kong and the Listing Rules, the Articles of
     Association are written in Chinese and there is no official
     English translation in respect thereof. Accordingly, the
     English translation is for reference only. In case of any
     discrepancy between the Chinese and English versions, the
     Chinese version shall prevail                                       Management For             Voted - For
17  Authorize the Board to separately or concurrently allot, issue and/or deal with Domestic Shares and/or H Shares,
     and to make or grant offers, agreements and options in
     respect thereof: i) such mandate shall not extend beyond
     the Relevant Period save that the Board may during the
     Relevant Period make or grant offers, agreements or
     options which might require the exercise of such powers
     after the end of the Relevant Period; ii) the aggregate
     nominal amount of Domestic Shares and/or H Shares to be
     allotted, issued and/or dealt with or agreed conditionally or unconditionally to be issued, allotted and/or dealt with
     [whether pursuant to an option or otherwise] by the Board
     shall not exceed 20% of the aggregate nominal amount of
     each of the existing issued Domestic Shares and/or H
     Shares as at the date on which this resolution is passed;
     and iii) the Board will only exercise its power under such mandate in accordance with the Company Law of the PRC
     and the Listing Rules [as amended from time to time] and
                                                                   174





                                                 Global X China Consumer ETF
Proposal                                                                    Proposed by Mgt. Position Registrant Voted
        the requirements of the relevant PRC regulatory authorities;
        [Authority expires at the earlier of the conclusion of the next
        AGM of the Company following the passing of this
        resolution; the expiration of the 12-month period following the passing of this resolution; or the date on which the
        authority granted to the Board set out in this resolution is revoked or varied by a special resolution of the
        Shareholders in a general meeting]; and contingent on the
        Board resolving to issue shares pursuant to this resolution, to approve, execute and do or procure to be executed and
        done, all such documents, deeds and things as it may
        consider relevant in connection with the issue of such new shares including, but not limited to, determining the time and place of issue, making all necessary applications to the relevant authorities and entering into an underwriting
        agreement [or any other agreement], to determine the use
        of proceeds and to make all necessary filings and
        registrations with the relevant PRC, Hong Kong and other
        authorities, and to make such amendments to the Articles of
        Association as it thinks fit so as to reflect the increase in the registered capital of the Company and to reflect the new
        share capital structure of the Company under the intended
        allotment and issue of the shares of the Company pursuant
        to this resolution                                                      Management For             Voted - For
18 Authorize the Board to exercise all the powers of the
        Company to repurchase the H Shares in issue of the
        Company on the Stock Exchange during the Relevant
        Period [as specified the Resolution 17 above], subject to
        and in accordance with all applicable laws, rules and
        regulations and/or requirements of the PRC, the Stock
        Exchange or any other governmental or regulatory bodies;
        the aggregate nominal value of H Shares authorized to be
        repurchased subject to the approve during the Relevant
        Period shall not exceed 10% of the aggregate nominal
        value of the existing issued H Shares as at the date on
        which this resolution is passed; the approve shall be
        conditional upon: the passing of a special resolution with the same terms as this resolution [except for this sub-
        paragraph] at each of the H Shareholders' Class Meeting
        and the Domestic Shareholders' Class Meeting to be
        convened separately for such purpose; the approvals of
        SAFE and/or any other regulatory authorities [if applicable]
        as required by laws, rules and regulations of the PRC being obtained by the Company; and the Company not being
        required by any of its creditors to repay or to provide
        guarantee in respect of any amount due to any of them [or if the Company is so required by any of its creditors, the
        Company having, in its absolute discretion, repaid or
        provided guarantee in respect of such amount] pursuant to
        the notification procedure under Article 28 of the Articles of
        Association; subject to the approval of all relevant PRC
        regulatory authorities for the repurchase of such H Shares being granted, to: make such amendments to the Articles of
        Association as it thinks fit so as to reduce the registered share capital of the Company and to reflect the new capital structure of the Company upon the repurchase of H Shares
                                                                          175





                             Global X China Consumer ETF
 Proposal                                                             Proposed by Mgt. Position Registrant Voted
     of the Company as contemplated in paragraph above; and
     file the amended Articles of Association of the Company
     with the relevant governmental authorities of the PRC and
     Hong Kong                                                            Management For             Voted - For
 19 Approve proposals [if any] put forward at such meeting
     pursuant to the Articles of Association and the Listing Rules
     by any shareholders of the Company individually or
     collectively holding 3% or more of the Company's shares
     carrying the right to vote at such meeting                           Management None            Voted - Against
SINOPHARM GROUP CO LTD
 Security: Y8008N107
 Meeting Type: Class Meeting Meeting Date: 31-May-2010
 1  Authorize the Board, subject to paragraphs below, to
     exercise all the powers of the Company to repurchase the H
     Shares in issue of the Company on the Stock Exchange
     during the Relevant Period as defined in Paragraph 17(b)
     of the notice of the AGM , subject to and in accordance with all applicable laws, rules and regulations and/ or
     requirements of the PRC, the Stock Exchange or any other
     governmental or regulatory bodies; (b) the aggregate
     nominal value of H Shares authorized to be repurchased
     subject to the approval in paragraph (a) above during the
     Relevant Period shall not exceed 10% of the aggregate
     nominal value of the existing issued H Shares as at the date on which this resolution is passed; (c) the approval in
     Paragraph (a) above shall be conditional upon: (i) the
     passing of a special resolution CONTD.                               Management For             Voted - For
 2  CONTD. with the same terms as this resolution (except for this sub-paragraph (c)(i)) at each of the AGM and the
     Domestic Shareholders' Class Meeting to be convened
     separately for such purpose; (ii) the approvals of SAFE
     and/or any other regulatory authorities (if applicable) as required by laws, rules and regulations of the PRC being
     obtained by the Company; and iii) the Company not being
     required by any of its creditors to repay or to provide
     guarantee in respect of any amount due to any of them (or if the Company is so required by any of its creditors, the
     Company having, in its absolute discretion, repaid or
     provided guarantee in respect of such amount) pursuant to
     the notification procedure under Article 28 of the Articles of
     Association; d) subject to the approval of all relevant PRC
     regulatory authorities for the CONTD.                                Management None            Non-Voting
 3  CONTD. repurchase of such H Shares being granted, to: (i)
     make such amendments to the Articles of Association as it
     thinks fit so as to reduce the registered share capital of the
     Company and to reflect the new capital structure of the
     Company upon the repurchase of H Shares of the Company
     as contemplated in paragraph (a) above; and (ii) file the
     amended Articles of Association of the Company with the
     relevant governmental authorities of the PRC and Hong
     Kong                                                                 Management None            Non-Voting
                                                                    176





                                      Global X China Consumer ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
AJISEN (CHINA) HOLDINGS LTD
 Security: G0192S109
 Meeting Type: Annual       Meeting Date: 03-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR ALL
     RESOLUTIONS. THANK YOU.                                         Management None            Non-Voting
 2  Receive and adopt the audited consolidated financial
     statements of the Company and the reports of the Directors
     and Auditors for the YE 31 DEC 2009                             Management For             Voted - For
 3  Declare a final dividend and a special dividend for the YE
     31 DEC 2009                                                     Management For             Voted - For
 4  Re-election of Mr. Yin Yibing as a Director of the Company       Management For             Voted - For
 5  Re-election of Mr. Wong Hin Sun, Eugene as a Director of
     the Company                                                     Management For             Voted - For
 6  Re-election of Mr. Jen Shek Voon as a Director of the
     Company                                                         Management For             Voted - For
 7  Authorize the Board of Directors to fix the remuneration of
     the Directors                                                   Management For             Voted - For
 8  Re-appointment of Deloitte Touche Tohmatsu as Auditors
     and authorize the Board of Directors to fix their
     remuneration                                                    Management For             Voted - For
 9  Approve to give a general mandate to the Directors to allot, issue and deal with additional shares not exceeding 20% of
     the issued share capital of the Company                         Management For             Voted - For
 10 Approve to give a general mandate to the Directors to
     repurchase shares not exceeding 10% of the issued share
     capital of the Company                                          Management For             Voted - For
 11 Approve to extend the authority given to the Directors
     pursuant to ordinary resolution no. 5(A) to issue shares by adding to the issued share capital of the Company the
     number of shares repurchased under ordinary resolution
     No. 5(B)                                                        Management For             Voted - For
 12 Approve the amendments to the Articles of Association of the Company; and adopt the amended and restated
     memorandum and Articles of Association of the Company,
     incorporating all of the proposed amendments under this
     resolution as the new memorandum and Articles of
     Association of the Company in substitution for the existing
     memorandum and Articles of Association of the Company           Management For             Voted - For
 13 PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL
     LINK:http://www.hkexnews.hk/listedco/listconews/sehk/201
     00430/LTN20100430485.pdf                                        Management None            Non-Voting
UNI-PRESIDENT CHINA HOLDINGS LTD
 Security: G9222R106
 Meeting Type: Annual       Meeting Date: 04-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR
     RESOLUTIONS 1 TO 5.B AND 5.C. THANK YOU.                        Management None            Non-Voting
                                                                  177





                                       Global X China Consumer ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100426
     /LTN20100426013.pdf                                              Management None            Non-Voting
 3  Receive and consider the Audited financial statements and the reports of the Directors and Auditors of the Company
     and its subsidiaries for the YE 31 DEC 2009                      Management For             Voted - For
 4  Declare a final dividend and a special dividend for the YE
     31 DEC 2009                                                      Management For             Voted - For
 5  Re-election of Mr. Lin Wu-Chung as an Executive Director
     of the Company                                                   Management For             Voted - For
 6  Re-election of Mr. Lin Lung-Yi as a Non-Executive Director
     of the Company                                                   Management For             Voted - For
 7  Re-election of Mr. Su Tsung-Ming as a Non-Executive
     Director of the Company                                          Management For             Voted - For
 8  Re-election of Mr. Hwang Jenn-Tai as an Independent Non-
     Executive Director of the Company                                Management For             Voted - For
 9  Authorize the Board of Directors of Company the Directors
     to fix the remuneration of the re-elected Directors as
     mentioned in 3(A) above                                          Management For             Voted - For
 10 Re-appointment of PricewaterhouseCoopers as the
     Company's Auditors and authorize the Directors to fix their
     remuneration for the FYE 31 DEC 2010                             Management For             Voted - For
 11 Approve to give a general mandate to the Directors to
     repurchase shares in the Company not exceeding 10% of
     the aggregate nominal amount of the existing issued share
     capital                                                          Management For             Voted - For
 12 Approve to give a general mandate to the Directors to issue, allot and deal with additional shares in the Company not
     exceeding 20% of the aggregate nominal amount of the
     existing issued share capital                                    Management For             Voted - For
 13 Approve to extend the general mandate granted to the
     Directors to issue, allot and deal with additional shares by
     the number of shares repurchased                                 Management For             Voted - For
INTIME DEPARTMENT STORE (GROUP) CO LTD
 Security: G49204103
 Meeting Type: Annual        Meeting Date: 07-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                          Management None            Non-Voting
 2  Receive and approve the audited financial statements and the reports of the Directors the Directors and the Auditors
     the Auditors of the Company for the YE 31 DEC 2009               Management For             Voted - For
 3  Declare a final dividend                                          Management For             Voted - For
 4  Re-elect Mr. Shen Guojun as a Director                            Management For             Voted - For
 5  Re-elect Mr. Xin Xiangdong as a Director                          Management For             Voted - For
 6  Re-elect Mr. Chow Joseph as a Director                            Management For             Voted - For
 7  Authorize the Board of Directors of the Company the Board
     to fix the remuneration of the Directors                         Management For             Voted - For
 8  Re-appoint Ernst & Young as the Auditors and authorize the
     Board to fix the remuneration of the Auditors                    Management For             Voted - For
                                                                   178





                                Global X China Consumer ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
 9  Authorize the Directors to repurchase the shares                  Management For             Voted - For
 10 Authorize the Directors to allot, issue and deal with the
     shares                                                           Management For             Voted - For
 11 Approve to extend the general mandate granted to the
     Directors to issue Shares by the number of shares
     repurchased                                                      Management For             Voted - For
 12 PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100428/LTN20100428754.pdf                                 Management None            Non-Voting
CHINA FOODS LTD
 Security: G2154F109
 Meeting Type: Annual Meeting Date: 08-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100422/LTN20100422596.pdf                                 Management None            Non-Voting
 2  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE IN FAVOR OR AGAINST FOR ALL
     RESOLUTIONS. THANK YOU.                                          Management None            Non-Voting
 3  Adopt the audited financial statements and the reports of the Directors and Auditors of the Company for the YE 31
     DEC 2009                                                         Management For             Voted - For
 4  Declare a final dividend of HK 3.45 cents per share for the
     YE 31 DEC 2009                                                   Management For             Voted - For
 5  Re-elect Mr. Qu Zhe as an Executive Director                      Management For             Voted - For
 6  Re-elect Mr. Zhang Zhentao as an Executive Director               Management For             Voted - For
 7  Re-elect Ms. Luan Xiuju as an Executive Director                  Management For             Voted - For
 8  Re-elect Mr. Ma Jianping as a Non-Executive Director              Management For             Voted - For
 9  Re-elect Ms. Wu Wenting as a Non-Executive Director               Management For             Voted - For
 10 Re-elect Mr. Wang Zhiying as an Executive Director                Management For             Voted - For
 11 Authorize the Board of Directors to fix the Directors'
     remuneration for the ensuing year                                Management For             Voted - For
 12 Re-appoint Ernst & Young as the Auditors for the ensuing year and authorize the Board of Directors to fix their
     remuneration                                                     Management For             Voted - For
 13 Authorize the Directors to allot, issue and deal with
     additional shares of the Company                                 Management For             Voted - For
 14 Authorize the Directors to repurchase shares in the capital
     of the Company                                                   Management For             Voted - For
 15 Authorize the Directors, subject to the passing of
     Resolutions 11 and 12, to issue additional shares
     representing the nominal value of the shares repurchased
     by the Company                                                   Management For             Voted - For
 16 Amend the Bye-laws of the Company                                 Management For             Voted - For
                                                                179





                                   Global X China Consumer ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
CHINA FOODS LTD
 Security: G2154F109
 Meeting Type: Special   Meeting Date: 08-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                            Management None            Non-Voting
 2  Approve and ratify the COFCO Products Mutual Supply
     Agreement (as defined in the circular of the Company dated
     20 MAY 2010 (the Circular), a copy of which has been
     produced to the SGM and marked A and initialed by a
     Director of the Company for the purpose of identification)
     entered into between the Company and COFCO
     Corporation dated 05 MAY 2010 (a copy of which has been
     produced to the SGM and marked B and initialed by a
     Director of the Company for the purpose of identification)
     relating to, among other things, the supply of products by the COFCO Group (as defined in the Circular) to the
     Company and its subsidiaries (the Group) and the
     transactions contemplated thereunder and approve the
     aggregate transaction value cap of RMB 350,000,000 in
     respect of the supply of products by the COFCO Group to
     the Group for the YE 31 DEC 2010                                   Management For             Voted - For
 3  Approve and ratify the COFCO Coca-Cola Products Mutual
     Supply Agreement (as defined in the Circular) entered into between COFCO Coca-Cola Beverages Limited and Tianjin
     Coca-Cola Beverages Co., Ltd. dated 10 MAY 2010 (a copy
     of which has been produced to the SGM and marked C and
     initialed by a Director of the Company for the purpose of
     identification) relating to, among other things, the supply and provision of raw materials, packaging materials and
     related services by the COFCO Coca-Cola Group (as
     defined in the Circular) to the Tianjin Bottler (as defined in the Circular) and the transactions contemplated thereunder and approve the aggregate transaction value caps of RMB
     400 million and RMB 600 million in respect of the supply
     and provision of raw materials, packaging materials and
     related services by the COFCO Coca-Cola Group to the
     Tianjin Bottler for the years ending
     31 DEC 2010 and 2011                                               Management For             Voted - For
 4  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100519
     /LTN20100519456.pdf                                                Management None            Non-Voting
CHINA HUIYUAN JUICE GROUP LTD
 Security: G21123107
 Meeting Type: Annual    Meeting Date: 08-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR
     RESOLUTIONS 1 TO 6 AND 7. THANK YOU.                               Management None            Non-Voting
 2  Receive and approve the audited financial statements and the reports of the Directors and the Auditors for the YE 31
     DEC 2009                                                           Management For             Voted - For
                                                               180





                                       Global X China Consumer ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
 3  Declare a final dividend for the YE 31 DEC 2009                    Management For             Voted - For
 4  Re-elect Mr. Zhu Xinli as a Director and authorize the Board
     of Directors of the Company to fix his remuneration               Management For             Voted - For
 5  Re-elect Mr. Jiang Xu as a Director and authorize the Board
     of Directors of the Company to fix his remuneration               Management For             Voted - For
 6  Re-elect Mr. Wang Bing as a Director and authorize the
     Board of Directors of the Company to fix his remuneration         Management For             Voted - For
 7  Re-elect Mr. Li Wenjie as a Director and authorize the
     Board of Directors of the Company to fix his remuneration         Management For             Voted - For
 8  Re-appointment of PricewaterhouseCoopers as the
     Auditors and authorize the Board of Directors of the
     Company to fix their remuneration                                 Management For             Voted - For
 9  Approve to give general mandate to the Directors to
     repurchase shares in the Company not exceeding 10% of
     the issued share capital of the Company                           Management For             Voted - For
 10 Approve to give a general mandate to the Director to allot, issue and deal with additional shares not exceeding 20% of
     the issued share capital of the Company                           Management For             Voted - For
 11 Approve to extend the general mandate to the Directors to allot, issue and deal with additional shares in the Company to include the nominal amount of shares repurchased under
     Resolution 5, if passed                                           Management For             Voted - For
 12 PLEASE NOTE THAT IMPORTANT ADDITIONAL
     MEETING INFORMATION IS AVAILABLE BY CLICKING
     ON THE MATERIAL URL LINK -
     http://www.hkexnews.hk/listedco/listconews/sehk/20100329
     /LTN20100329119.pdf                                               Management None            Non-Voting
TINGYI (CAYMAN ISLANDS) HOLDING CORP
 Security: G8878S103
 Meeting Type: Annual        Meeting Date: 09-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR ALL
     RESOLUTIONS. THANK YOU.                                           Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100504
     /LTN20100504252.pdf                                               Management None            Non-Voting
 3  Receive the audited accounts and the reports of the
     Directors and Auditors for the YE 31 DEC 2009                     Management For             Voted - For
 4  Declare the payment of a final dividend for the YE 31 DEC
     2009                                                              Management For             Voted - For
 5  Re-election of Mr. Takeshi Ida as a Director, who retires
     and authorize the Directors to fix their remuneration             Management For             Voted - For
 6  Re-election of Mr. Wei Ying-Chiao as a Director, who
     retires and authorize the Directors to fix their remuneration     Management For             Voted - For
 7  Re-election of Mr. Lee Tiong-Hock as a Director, who
     retires and authorize the Directors to fix their remuneration     Management For             Voted - For
 8  Appointment of Mr. Michihiko Ota as Director and authorize
     the Directors to fix his remuneration                             Management For             Voted - For
 9  Re-appointment of Auditors of the Company and authorize
     the Directors to fix their remuneration                           Management For             Voted - For
                                                                   181





                                      Global X China Consumer ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
 10 Approve the general mandate for issue of shares                   Management For             Voted - For
 11 Approve the general mandate to repurchase shares in the
     capital of the Company                                           Management For             Voted - For
 12 Approve that the aggregate nominal amount of shares
     which are repurchased by the Company shall be added to
     the aggregate nominal amount of the shares which may be
     allotted pursuant to the general mandate for issue of shares     Management For             Voted - For
TSINGTAO BREWERY CO LTD
 Security: Y8997D102
 Meeting Type: Annual       Meeting Date: 17-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100429/LTN201004291713.pdf                                Management None            Non-Voting
 2  PLEASE NOTE THAT THE SHAREHOLDERS ARE
     ALLOWED TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANKS YOU.                                         Management None            Non-Voting
 3  Approve the work report of the Board of Directors of the
     Company for the year 2009                                        Management For             Voted - For
 4  Approve the work report of the Board of Supervisors of the
     Company for the year 2009                                        Management For             Voted - For
 5  Approve the financial statements (audited) of the Company
     for the year 2009                                                Management For             Voted - For
 6  Approve to determine the profit distribution (including
     dividends distribution) proposal for the year 2009               Management For             Voted - For
 7  Re-appoint PricewaterhouseCoopers Zhong Tian Certified
     Public Accountants Limited Company as the Company's
     Domestic Auditor and PricewaterhouseCoopers as its
     International Auditor for the year 2010 and authorize the
     Board of Directors to determine their remunerations              Management For             Voted - For
 8  Approve the reward proposal to the Directors and
     Supervisors of the Company for the Award of Board of
     Directors for the year 2009 awarded by Shanghai Stock
     Exchange                                                         Management For             Voted - For
DONGFENG MTR GROUP CO LTD
 Security: Y21042109
 Meeting Type: Annual       Meeting Date: 18-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE IN FAVOR OR AGAINST FOR ALL
     RESOLUTIONS. THANK YOU.                                          Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100429
     /LTN201004291366.pdf                                             Management None            Non-Voting
 3  Approve the report of the Board of Directors the Board' of
     the Company for the YE 31 DEC 2009                               Management For             Voted - For
 4  Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                   Management For             Voted - For
                                                                  182





                                Global X China Consumer ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
 5  Approve the report of the International Auditors and audited financial statements of the Company for the YE 31 DEC
     2009                                                            Management For             Voted - For
 6  Approve the profit distribution plan of the Company for the
     YE 31 DEC 2009 and authorize to the Board to deal with all issues relating to the distribution of the final dividend for the
     year 2009                                                       Management For             Voted - For
 7  Authorize the Board to deal with all issues in relation to the
     Company's distribution of interim dividend for the year 2010 in its absolute discretion including, but not limited to,
     determining whether to distribute interim dividend for the
     year 2010                                                       Management For             Voted - For
 8  Re-appointment of Ernst & Young as the International
     Auditors of the Company, and Ernst & Young Hua Ming as
     the PRC Auditors of the Company for the year 2010 to hold
     office until the conclusion of the next AGM, and authorize
     the Board to fix their remuneration                             Management For             Voted - For
 9  Authorize the Board to fix the remuneration of the Directors
     and the Supervisors of the Company for the year 2010            Management For             Voted - For
 10 Authorize the Board to issue, allot and deal with additional shares in the Company not exceeding 20% of each of the
     existing Domestic Shares and H Shares in issue                  Management For             Voted - For
SHANGHAI JIN JIANG INTERNATIONAL HOTELS (GROUP) CO
 Security: Y7688D108
 Meeting Type: Annual Meeting Date: 18-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL
     LINKhttp://www.hkexnews.hk/listedco/listconews/sehk/2010
     0428/LTN20100428500.pdf                                         Management None            Non-Voting
 2  Approve the report of the Board of Directors of the
     Company (the Board) for the YE 31 DEC 2009                      Management For             Voted - For
 3  Approve the report of the Supervisory Committee of the
     Company (the Supervisory Committee) for the YE 31 DEC
     2009                                                            Management For             Voted - For
 4  Approve the audited financial statements and the Auditors'
     report of the Company and of the Group as at and for the
     YE 31 DEC 2009                                                  Management For             Voted - For
 5  Approve the proposed Profit Distribution Plan and the Final
     Dividend Distribution Plan of the Company for the YE 31
     DEC 2009 and to authorize the Board to distribute such
     dividend to its shareholders                                    Management For             Voted - For
 6  Appointment of PricewaterhouseCoopers, Hong Kong
     Certified Public Accountants as the Company's International
     Auditors to hold office until the conclusion of the next AGM of the Company and ratify the determination of its
     remuneration by the Audit Committee of the Board                Management For             Voted - For
 7  Appointment of PricewaterhouseCoopers Zhong Tian CPAs
     Company Limited as the Company's PRC Auditors to hold
     office until the conclusion of the next AGM of the Company and ratify the determination of its remuneration by the Audit
     Committee of the Board                                          Management For             Voted - For
                                                               183





                                  Global X China Consumer ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
 8  Authorize the Board to issue, allot and deal with additional shares in the capital of the Company, and to make or grant offers, agreements and options in respect thereof, details of which are set out in the notice of the meeting dated 28 APR
     2010                                                                Management For             Voted - For
 9  Approve the proposals (if any) put forward at such meeting by any shareholder(s) of the Company holding 5% or more
     of the Company's shares carrying the right to vote at such
     meeting                                                             Management For             Voted - For
AIR CHINA LTD
 Security: Y002A6104
 Meeting Type: Annual   Meeting Date: 30-Jun-2010
 1  Please Note That This Is An Amendment To
     Meeting Id 700453 Due To Change In Meeting
     Date And Record Date. All Votes Received On
     The Previous Meeting Will Be Disregarded And
     You Will Need To Reinstruct On This Meeting
     Notice. Thank You.                                                  Management None            Non-Voting
 2  Please Note That The Company Notice Is
     Available By Clicking On The Url Link:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100611/LTN20100611460.pdf                                    Management None            Non-Voting
 3  Please Note That The Shareholders Are
     Allowed To Vote 'In Favor' Or 'Against' For All
     Resolutions. Thanks You.                                            Management None            Non-Voting
 4  Approve the report of the Board of Directors of the
     Company for the year 2009                                           Management For             Voted - For
 5  Approve the report of the Supervisory Committee of the
     Company for the year 2009                                           Management For             Voted - For
 6  Approve the audited consolidated financial statements of
     the Company for the year 2009                                       Management For             Voted - For
 7  Approve the profit distribution proposal that no dividends be distributed for the year 2009 as recommended by the Board
     of Directors of the Company                                         Management For             Voted - For
 8  Reappoint Ernst & Young as the Company's International
     Auditors and Ernst & Young Hua Ming CPAs Limited
     Company as the Company's Domestic Auditors for the
     YE 31 DEC 2010 and authorize the Board of Directors to
     determine their remunerations for the year 2010                     Management For             Voted - For
 9  Approve the resolution on the report on the Use of
     Proceeds from previous fundraising activities of the
     Company                                                             Management For             Voted - For
 10 Authorize the Board of Directors of the Company to allot, issue and deal with additional shares of the Company and
     to make or grant offers, agreements and option which might require the exercise of such powers in connection with not exceeding 20% of each of the existing A Shares and H
     Share (as the case may be) in issue at the date of passing
     this resolution                                                     Management For             Voted - For
 11 Authorize the Board of Directors of the Company to
     increase the registered capital and amend the Articles of
     Association of the Company to reflect such increase in the
                                                                   184





                                  Global X China Consumer ETF
 Proposal                                                               Proposed by Mgt. Position Registrant Voted
     registered capital of the Company under the general
     mandate granted in Resolution 7 above                                  Management For             Voted - For
CHINA SOUTHN AIRLS LTD
 Security: Y1503W102
 Meeting Type: Annual   Meeting Date: 30-Jun-2010
 1  Please Note That This Is An Amendment To
     Meeting Id 705325 Due To Addition Of
     Resolutions. All Votes Received On The
     Previous Meeting Will Be Disregarded And
     You Will Need To Reinstruct On This Meeting
     Notice. Thank You.                                                     Management None            Non-Voting
 2  Approve the report of the Directors of the Company for the
     year 2009                                                              Management For             Voted - For
 3  Approve the report of the Supervisory Committee of the
     Company for the year 2009                                              Management For             Voted - For
 4  Approve the Audited consolidated financial statements of
     the Company for the year 2009                                          Management For             Voted - For
 5  Approve the profit distribution proposal for the year 2009              Management For             Voted - For
 6  Appointment of KPMG Huazhen as the PRC Auditors of the
     Company for the year 2010 and KPMG as the international
     Auditors of the Company of the year 2010 and authorize the
     Board to determine their remuneration                                  Management For             Voted - For
 7  Approve the 2010 annual cap of the continuing connected
     transactions entered into between the Company and
     CSAHC and its controlled entities                                      Management For             Voted - For
 8  Approve the extension of Airline Service agreement entered into between the Company and TravelSky Technology
     Limited for 1 year                                                     Management For             Voted - For
 9  Approve the proposal in relation to the extension of the term of the fifth session of the Board until the sixth session of the
     Board is elected in the general meeting of the Company                 Management For             Voted - For
 10 Approve the proposal in relation to the extension of the term of the fifth session of the Supervisory Committee until the sixth session of the Supervisory Committee is elected in the
     general meeting of the Company                                         Management For             Voted - For
 11 Please Note That The Company Notices Are
     Available By Clicking On The Url Link:
     Http://Www.Hkexnews.Hk/Listedco/Listconews/Sehk/20100513
     /Ltn20100513408.Pdf - Original Agenda And
     Http://Www.Hkexnews.Hk/Listedco/Listconews/Sehk/20100610
     /Ltn20100610138.Pdf - Supplementary Agenda
     [2 Additional Proposals]. Thank You.                                   Management None            Non-Voting
 12 Please Note That This Is A Revision Due To
     Addition Of URL Comment. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                           Management None            Non-Voting
                                                                      185





                                       Global X China Financials ETF
 Proposal                                                    Proposed by Mgt. Position Registrant Voted
CHINA TAIPING INSURANCE HOLDINGS CO LTD
 CUSIP: Y1456Z151
 Meeting Type: Extraordinary           Meeting Date: 23-Dec-2009
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                      Management None            Non-Voting
 2  Approve and ratify the Property Sale And Purchase
     Agreement dated 23 NOV 2009 entered into between
     [Taiping Life Insurance Company Limited] [TPL], a
     subsidiary of the Company, and [Taiping Real Estate
     Shanghai Company Limited] [TPR] [as specified, the
     Property Acquisition Framework Agreement] and the
     transactions contemplated thereunder and the
     implementation; and authorize the Directors of the
     Company for and on behalf of the Company to do all such
     acts and things, to sign and execute all such documents,
     instruments and agreements and to take all such steps as
     they may consider necessary, appropriate, desirable or
     expedient to give effect to or in connection with the
     transactions contemplated in this resolution and all other
     matters incidental thereto                                  Management For             Voted - For
 3  Approve and ratify the Sale And Purchase Agreement dated
     23 NOV 2009 entered into between TPL and [Taiping
     Investment Holdings Company Limited] [as specified, the
     TPR Acquisition Agreement] and the transactions
     contemplated thereunder and the implementation thereof;
     the advancement of the shareholders' loan by TPL for the
     benefit of TPR as detailed in the circular of the Company
     dated 3 DEC 2009 [as specified]; and authorize the
     Directors of the Company for and on behalf of the Company
     to do all such acts and things, to sign and execute all such documents, instruments and agreements and to take all
     such steps as they may consider necessary, appropriate,
     desirable or expedient to give effect to or in connection with the transactions contemplated in this resolution and all other
     matters incidental thereto                                  Management For             Voted - For
 4  Re-elect Mr. LEE Kong Wai Conway as an Independent
     Non-Executive Director of the Company                       Management For             Voted - For
SINO-OCEAN LAND HOLDINGS LTD
 CUSIP: Y8002N103
 Meeting Type: Extraordinary Meeting Date: 18-Jan-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                      Management None            Non-Voting
 2  Approve and ratify the Sale and Purchase Agreement the
     Agreement dated 09 DEC 2009 entered into between
     Sound Plan Group Limited as Vendor and the Company
     as Purchaser in relation to the sale and purchase of the
     entire issued share capital of the Sky Charter Development
                                                           186





                                       Global X China Financials ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
     Limited at a consideration of RMB 50,000,000, as specified;
     the transactions contemplated under the Agreement; and
     authorize any one Director of the Company to do such acts
     and things, to sign and execute such other documents and
     to take such steps as he in his discretion consider
     necessary, appropriate, desirable or expedient to carry out or give effect to or otherwise in connection with or in relation
     to the agreement                                                     Management  For           Voted - For
 3  PLEASE NOTE THAT THIS IS A REVISION DUE TO
     RECEIPT OF TRUE RECORD DATE. IF YOU HAVE
     ALREADY SENT IN YOUR VOTES, PLEASE DO NOT
     RETURN THIS PROXY FORM UNLESS YOU DECIDE TO
     AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU. Management                          None          Non-Voting
CHINA CITIC BANK CORPORATION LIMITED
 CUSIP: Y1434M116
 Meeting Type: Extraordinary Meeting Date: 05-Feb-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 643407 DUE TO RECEIPT OF ADDITIONAL
     RESOLUTION. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                                   Management  None          Non-Voting
 2  Appoint Mr. Angel Cano Fernandez as a Non-Executive
     Director of the Bank                                                 Management  For           Voted - For
 3  PLEASE NOTE THAT THIS IS A SHAREHOLDER
     PROPOSAL: approve the issue of subordinated bonds
     and/or hybrid capital bonds by the Bank on the specified
     terms and conditions                                                 Shareholder Against       Voted - Against
BANK CHINA LTD
 CUSIP: Y0698A107
 Meeting Type: Extraordinary Meeting Date: 19-Mar-2010
 1  Authorize the Board and/or a Board Committee, during the
     Relevant Period as hereafter defined , an unconditional
     general mandate to separately or concurrently allot, issue and/or deal with A Shares and/or H Shares, and to make or
     grant offers, agreements, options or conversion rights in
     respect thereof: such mandate shall not extend beyond the
     Relevant Period save that the Board may during the
     Relevant Period make or grant offers, agreements, options
     or conversion rights which might require the exercise of
     such powers after the end of the Relevant Period; the
     aggregate CONTD.                                                     Management  For           Voted - For
 2  CONTD. nominal amount of the A Shares and/or H Shares
     to be allotted, issued and/or dealt with or agreed
     conditionally or unconditionally to be issued, allotted and/or dealt with by the Board shall not exceed 20% of the
     aggregate nominal amount of each of the existing A Shares
     and/or H Shares at the date of the passing of this resolution;
     and the Board will only exercise its power under such
     mandate in accordance with the Company Law of the PRC
                                                                   187





                                               Global X China Financials ETF
Proposal                                                                 Proposed by Mgt. Position Registrant Voted
     and the Rules Governing the Listing of Securities on The
     Stock Exchange of Hong Kong Limited as amended from
     time to time or applicable laws, rules and regulations of
     other government or regulatory bodies and only if all
     necessary approvals from the China Securities Regulatory
     Commission and/or other relevant PRC government
     authorities are obtained, CONTD.                                        Management None            Non-Voting
3   CONTD. Authority expires the earlier of the conclusion of
     the next AGM of the Bank following the passing of this
     special resolution or the expiration of the 12-month period following the passing of this special resolution ; Contingent on the Board resolving to issue shares pursuant to
     paragraph of this special resolution, the Board is authorized to increase the registered capital of the Bank to reflect the
     number of shares to be CONTD.                                           Management None            Non-Voting
4   CONTD. issued by the Bank pursuant to this special
     resolution and to make such appropriate and necessary
     amendments to the Articles of Association of the Bank as
     they think fit to reflect such increase in the registered capital of the Bank and to take any other action and complete any
     formality required to effect the issuance of shares pursuant to paragraph of this special resolution and the increase in
     the registered capital of the Bank                                      Management None            Non-Voting
5   Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: Type of securities to be issued                   Management For             Voted - For
6   Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: issue size                                        Management For             Voted - For
7   Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: par value and issue price                         Management For             Voted - For
8   Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: term                                              Management For             Voted - For
9   Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: interest rate                                     Management For             Voted - For
10  Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
                                                                       188





                                               Global X China Financials ETF
Proposal                                                          Proposed by Mgt. Position Registrant Voted
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: method and timing of interest
     payment                                                          Management For             Voted - For
11  Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: conversion period                          Management For             Voted - For
12  Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: CB Conversion Price and
     adjustment                                                       Management For             Voted - For
13  Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: Downward adjustment to CB
     Conversion Price                                                 Management For             Voted - For
14  Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: Conversion method of fractional
     share                                                            Management For             Voted - For
15  Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: Terms of redemption                        Management For             Voted - For
16  Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: Redemption at the option of the CB
     Holders                                                          Management For             Voted - For
17  Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: Dividend rights of the year of
     conversion                                                       Management For             Voted - For
18  Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
                                                                189





                                               Global X China Financials ETF
Proposal                                                          Proposed by Mgt. Position Registrant Voted
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: Method of issuance and target
     subscribers                                                      Management For             Voted - For
19  Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: Subscription arrangement for the
     existing A Shareholders                                          Management For             Voted - For
20  Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: CB Holders and meetings                    Management For             Voted - For
21  Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: Use of proceeds from the issuance
     of the Convertible Bonds                                         Management For             Voted - For
22  Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: Special provisions in relation to
     supplementary capital                                            Management For             Voted - For
23  Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: Guarantee and security                     Management For             Voted - For
24  Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: the validity period of the resolution of
     the issuance of the Convertible Bonds                            Management For             Voted - For
25  Approve that each of the following items in respect of the proposed issuance of the A share convertible corporate
     bonds Convertible Bonds within the PRC by the Bank, and
     shall be implemented subsequent to the granting of the
     approval from the relevant governmental authorities in the
     PRC upon application: matters relating to authorization in
     connection with the issuance of the Convertible Bonds            Management For             Voted - For
26  Approve the Capital Management Plan 2010 to 2012                  Management For             Voted - For
27  Approve the Feasibility Analysis Report on Use of Proceeds
     of the Public Issuance of A Share Convertible Corporate
     Bonds by the Bank                                                Management For             Voted - For
                                                                190





                                       Global X China Financials ETF
 Proposal                                                             Proposed by Mgt. Position Registrant Voted
 28 Approve the Utilization Report on the Bank's Use of
     Proceeds from the Previous Issuance of Securities by the
     Bank                                                                 Management For             Voted - For
 29 Elect Mr. Li Jun as a Supervisor of the Bank                          Management For             Voted - For
 30 Please Note That This Is A Revision Due To
     Change In The Record Date. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                         Management None            Non-Voting
INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED
 CUSIP: ADPV10686
 Meeting Type: Extraordinary Meeting Date: 08-Apr-2010
 1  Appointment of Ms. Wang Lili as an Executive Director of
     the bank                                                             Management For             Voted - For
 2  Approve the fixed assets investment budget of the bank for
     2010                                                                 Management For             Voted - For
BANK OF COMMUNICATIONS CO LTD
 CUSIP: Y06988102
 Meeting Type: Class Meeting Meeting Date: 20-Apr-2010
 1  Approve to note that the Bank has complied with the
     relevant qualification requirements under the PRC laws and regulations in order to issue new shares pursuant to the
     Rights Issue [as defined in the circular issued by the Bank to the Shareholders dated 02 MAR 2010 [the Circular]];
     subject to the fulfillment of the conditions in respect of the
     Rights Issue as specified in the Circular, the issue by way of rights of the ordinary shares [the Shares] of RMB 1.00
     each in the capital of the Bank, on: Class and Par Value of
     the Shares to be issued                                              Management For             Voted - For
 2  Approve to note that the Bank has complied with the
     relevant qualification requirements under the PRC laws and regulations in order to issue new shares pursuant to the
     Rights Issue [as defined in the circular issued by the Bank to the Shareholders dated 02 MAR 2010 [the Circular]];
     subject to the fulfillment of the conditions in respect of the
     Rights Issue as specified in the Circular, the issue by way of rights of the ordinary shares [the Shares] of RMB 1.00
     each in the capital of the Bank, on: Ratio and Number of the
     Shares to be issued                                                  Management For             Voted - For
 3  Approve to note that the Bank has complied with the
     relevant qualification requirements under the PRC laws and regulations in order to issue new shares pursuant to the
     Rights Issue [as defined in the circular issued by the Bank to the Shareholders dated 02 MAR 2010 [the Circular]];
     subject to the fulfillment of the conditions in respect of the
     Rights Issue as specified in the Circular, the issue by way of rights of the ordinary shares [the Shares] of RMB 1.00
     each in the capital of the Bank, on: Subscription Pricing and
     Price Determination Basis                                            Management For             Voted - For
                                                                    191





                                       Global X China Financials ETF
 Proposal                                                               Proposed by Mgt. Position Registrant Voted
 4  Approve to note that the Bank has complied with the
     relevant qualification requirements under the PRC laws and regulations in order to issue new shares pursuant to the
     Rights Issue [as defined in the circular issued by the Bank to the Shareholders dated 02 MAR 2010 [the Circular]];
     subject to the fulfillment of the conditions in respect of the
     Rights Issue as specified in the Circular, the issue by way of rights of the ordinary shares [the Shares] of RMB 1.00
     each in the capital of the Bank, on: Target Subscribers                Management For             Voted - For
 5  Approve to note that the Bank has complied with the
     relevant qualification requirements under the PRC laws and regulations in order to issue new shares pursuant to the
     Rights Issue [as defined in the circular issued by the Bank to the Shareholders dated 02 MAR 2010 [the Circular]];
     subject to the fulfillment of the conditions in respect of the
     Rights Issue as specified in the Circular, the issue by way of rights of the ordinary shares [the Shares] of RMB 1.00
     each in the capital of the Bank, on: Use of Proceeds                   Management For             Voted - For
 6  Approve to note that the Bank has complied with the
     relevant qualification requirements under the PRC laws and regulations in order to issue new shares pursuant to the
     Rights Issue [as defined in the circular issued by the Bank to the Shareholders dated 02 MAR 2010 [the Circular]];
     subject to the fulfillment of the conditions in respect of the
     Rights Issue as specified in the Circular, the issue by way of rights of the ordinary shares [the Shares] of RMB 1.00
     each in the capital of the Bank, on: Validity of this Special
     Resolution                                                             Management For             Voted - For
 7  Approve to note that the Bank has complied with the
     relevant qualification requirements under the PRC laws and regulations in order to issue new shares pursuant to the
     Rights Issue [as defined in the circular issued by the Bank to the Shareholders dated 02 MAR 2010 [the Circular]];
     subject to the fulfillment of the conditions in respect of the
     Rights Issue as specified in the Circular, the issue by way of rights of the ordinary shares [the Shares] of RMB 1.00
     each in the capital of the Bank, on: Authorization to the
     Board                                                                  Management For             Voted - For
BANK OF COMMUNICATIONS CO LTD
 CUSIP: Y06988102
 Meeting Type: Extraordinary Meeting Date: 20-Apr-2010
 1  Approve subject to the fulfillment of the conditions in respect of the rights issue as set out in the circular, the issue by way of rights of the ordinary shares of RMB 1.00 each in the
     capital of the Bank, on the following structure and terms              Management For             Voted - For
 2  Approve class and par value of the shares to be issued                  Management For             Voted - For
 3  Approve ratio and number of the shares to be issued                     Management For             Voted - For
 4  Approve subscription pricing and price determination basis              Management For             Voted - For
 5  Approve target subscription                                             Management For             Voted - For
 6  Approve use of proceeds                                                 Management For             Voted - For
 7  Approve validity of this special resolution                             Management For             Voted - For
 8  Approve to authorize the Board                                          Management For             Voted - For
                                                                      192





                                       Global X China Financials ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
 9  Approve subject to the completion of the rights issue, the proposal that the existing shareholders and new
     shareholders alike shall be entitled to the undistributed
     profits of the Bank accrued before the completion of the
     right issue, further details of which are set out in
     the circular                                                       Management For             Voted - For
 10 Approve proposal in relation to the feasibility report on the use of proceeds of the rights issue was by the Board on 23
     FEB 2010, further details of which are set out in the circular     Management For             Voted - For
 11 Approve pursuant to the applicable Laws and regulations of the PRC, a proposal has been prepared by the Board on
     the use of proceeds from the previous fund raising exercise of the Bank, further details of which are set out in the
     Circular                                                           Management For             Voted - For
 12 Approve the proposal in relation to the profit distribution plan of the bank and the recommendation of a dividend for
     the YE 31 DEC 2009                                                 Management For             Voted - For
CHINA CITIC BANK CORPORATION LIMITED
 CUSIP: Y1434M116
 Meeting Type: Extraordinary Meeting Date: 23-Apr-2010
 1  Appointment of Dr. Zhao Xiaofan as an Executive Director
     of the Bank                                                        Management For             Voted - For
 2  Appointment of Mr. Wu Beiying as a Supervisor of the Bank           Management For             Voted - For
SOHO CHINA LTD
 CUSIP: G82600100
 Meeting Type: Annual        Meeting Date: 11-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                            Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100409
     /LTN20100409737.pdf                                                Management None            Non-Voting
 3  Receive and adopt the audited consolidated financial
     statements of the Company and the reports of the Directors
     and Auditors for the YE 31 DEC 2009                                Management For             Voted - For
 4  Declare the final dividend for the YE 31 DEC 2009                   Management For             Voted - For
 5  Re-elect Mr. Pan Shiyi as a Director of the Company                 Management For             Voted - For
 6  Re-elect Ms. Yan Yan as a Director of the Company                   Management For             Voted - For
 7  Re-elect Dr. Ramin Khadem as a Director of the Company              Management For             Voted - For
 8  Authorize the Board of Directors to fix the remuneration of
     the Directors                                                      Management For             Voted - For
 9  Re-appoint KPMG as the Auditors and authorize the Board
     of Directors to fix their remuneration                             Management For             Voted - For
 10 Authorize the Directors to allot, issue and deal with
     additional shares not exceeding 20% of the issued share
     capital of the Company                                             Management For             Voted - For
 11 Authorize the Directors to repurchase shares not exceeding
     10% of the issued share capital of the Company                     Management For             Voted - For
                                                                   193





                                       Global X China Financials ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
 12 Approve to extend the authority given to the Directors
     pursuant to Ordinary Resolution 8(A) to issue shares by
     adding to the issued share capital of the Company the
     number of shares repurchased under Ordinary Resolution
     8(B)                                                               Management For             Voted - For
CHINA EVERBRIGHT LTD
 CUSIP: Y1421G106
 Meeting Type: Annual        Meeting Date: 13-May-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                             Management None            Non-Voting
 2  Receive the audited financial statements, the report of the
     Directors and Independent Auditor's report of the Company
     for the YE 31 DEC 2009                                             Management For             Voted - For
 3  Declare a final dividend                                            Management For             Voted - For
 4  Re-elect Mr. Tang Chi Chun, Richard as a Director                   Management For             Voted - For
 5  Re-elect Mr. Ng Ming Wah, Charles as a Director                     Management For             Voted - For
 6  Authorize the Board to fix the remuneration of Directors            Management For             Voted - For
 7  Re-appoint the Auditors and authorize the Board of
     Directors to fix the remuneration of the Auditors                  Management For             Voted - For
 8  Approve the general mandate to issue shares of the
     Company                                                            Management For             Voted - For
 9  Approve the general mandate to repurchase shares                    Management For             Voted - For
 10 Approve the extension of the general mandate to issue
     shares of the Company                                              Management For             Voted - For
 11 Approve the amendments to the Articles of Association of
     the Company                                                        Management For             Voted - For
 12 PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     Http://Www.Hkexnews.Hk/Listedco/Listconews/
     Sehk/20100412/LTN20100412446.Pdf                                   Management None            Non-Voting
SINO-OCEAN LAND HOLDINGS LTD
 CUSIP: Y8002N103
 Meeting Type: Annual        Meeting Date: 13-May-2010
 1  Receive and consider the audited consolidated financial
     statements and the reports of the Directors and the Auditors
     for the FYE 31 DEC 2009                                            Management For             Voted - For
 2  Declare a final dividend for the YE 31 DEC 2009                     Management For             Voted - For
 3  Election of Ms. Liu Hui as a Non-Executive Director and
     authorize the Board                                                Management For             Voted - For
 4  Election of Mr. Wang Xiaodong as a Non-Executive Director
     and authorize the                                                  Management For             Voted - For
 5  Election of Mr. Wang Xiaoguang as a Executive Director
     and authorize the                                                  Management For             Voted - For
 6  Election of Mr. Chen Runfu as a Executive Director and
     authorize the Board of                                             Management For             Voted - For
 7  Election of Mr. Han Xiaojing as an Independent Non-
     Executive Director and                                             Management For             Voted - For
                                                                  194





                                               Global X China Financials ETF
Proposal                                                           Proposed by Mgt. Position Registrant Voted
8   To re-elect Mr. Zhao Kang as an Independent Non-
     Executive Director and authorise the board of directors of
     the Company to fix his remuneration.                              Management For             Voted - For
9   Re-appointment of PricewaterhouseCoopers as the Auditor
     of the Company and authorize the Board of Directors of the
     Company to fix their remuneration                                 Management For             Voted - For
10  Amend the Articles of Association of the Company and
     authorize the Board of Directors of the Company to deal
     with on behalf of the Company the relevant filing and
     amendments (where necessary) procedures and other
     related issues arising from the amendments to the Articles
     of Association                                                    Management For             Voted - For
11  Authorize the Directors to allot, issue and deal with
     additional shares in the capital of the Company and make or grant offers, agreements and options and rights of
     exchange or conversion which might require the exercise of such powers, subject to and in accordance with all
     applicable laws and requirements of the Rules Governing
     the Listing Securities on The Stock Exchange of Hong Kong
     Limited during and after the relevant period, not exceeding
     20% of the aggregate nominal amount of the issued share
     capital of the Company, otherwise than pursuant to i) a
     rights issue; or ii) the exercise of options under any share option scheme or similar arrangement adopted by the
     Company for the grant or issue to the employees and
     directors of the Company and/or any of its subsidiaries
     and/or other eligible participants specified hereunder of
     options to subscribe for or rights to acquire shares of the
     Company; Contd                                                    Management For             Voted - For
12  Contd or (c) an issue of shares upon the exercise of the subscription rights attaching to any warrants which may be issued by the Company; or (d) an issue of shares of the
     Company as scrip dividend or similar arrangement in
     accordance with the memorandum and articles of
     association of the Company; Authority expires the earlier of the conclusion of the next AGM or the expiration of the
     period within which the next AGM is to be held by law             Management None            Non-Voting
13  Authorize the Directors of the Company to purchase or
     otherwise acquire shares in the capital of the Company
     during the relevant period, on The Stock Exchange of Hong
     Kong Limited or any other stock exchange on which the
     shares of the Company have been or may be listed and
     recognized by the Securities and Futures Commission
     under the Hong Kong Code on share repurchases for such
     purposes, subject to and in accordance with all applicable laws and regulations, at such price as the Directors may at their discretion determine in accordance with all applicable laws and regulations, not exceeding 10% of the aggregate
     nominal amount of the issued share capital of the Company;
     Authority expires the earlier of the conclusion of the AGM of the Company or the expiration of the period within which the
     next AGM of the Company is to be held by law                      Management For             Voted - For
14  Approve, conditional upon the passing of the resolutions set out in paragraphs 6(A) and 6(B) of the notice convening this meeting, the general mandate granted to the directors of the
     Company to exercise the powers of the Company to allot,
                                                                           195





                                Global X China Financials ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
     issue and otherwise deal with shares of the Company
     pursuant to the resolution set out in paragraph 6(A) of the notice convening this meeting be and is hereby extended by the addition thereto an amount of shares representing the
     aggregate nominal amount of shares of the Company
     purchased or otherwise acquired by the Company pursuant
     to the authority granted to the directors of the Company
     under the resolution set out in paragraph 6(B) above,
     provided that such amount shall not exceed 10% of the
     aggregate nominal amount of the issued share capital of the
     Company as at the date of passing this resolution                   Management For             Voted - For
 15 Approve the increase in the authorized share capital of the
     Company from HKD 8,000,000,000 divided into
     10,000,000,000 ordinary shares of HKD 0.80 each to HKD
     20,000,000,000, comprising 20,000,000,000 ordinary
     shares of HKD 0.80 each and 5,000,000,000 preference
     shares of HKD 0.80 each                                             Management For             Voted - For
 16 Please Note That This Is A Revision Due To
     Receipt Of Conservative Record Date. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                        Management None            Non-Voting
INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED
 CUSIP: ADPV10686
 Meeting Type: Annual Meeting Date: 18-May-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 695502 DUE TO ADDITION OF
     RESOLUTION. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                                  Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100401/LTN201004011198.pdf and
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100503/LTN201005031161.pdf                                   Management None            Non-Voting
 3  Approve the 2009 work report of the Board of Directors of
     the Bank                                                            Management For             Voted - For
 4  Approve the 2009 work report of the Board of Supervisors
     of the Bank                                                         Management For             Voted - For
 5  Approve the Bank' 2009 audited accounts                              Management For             Voted - For
 6  Approve the Bank' 2009 Profit Distribution Plan                      Management For             Voted - For
 7  Re-appoint Ernst & Young and Ernst & Young Hua Ming as
     the Auditors of the Bank for 2010 for the term from the
     passing of this resolution until the conclusion of the next
     AGM and to fix the aggregate audit fees for 2010 at RMB
     159.60 million                                                      Management For             Voted - For
 8  Approve the Capital Management Plan of the Industrial and
     Commercial Bank of China Limited for Years 2010 to 2012
     as set out in Appendix 1 to the circular of the Bank dated 02
     APR 2010                                                            Management For             Voted - For
                                                                   196





                                               Global X China Financials ETF
Proposal                                                            Proposed by Mgt. Position Registrant Voted
9   Approve the proposal in respect of general mandate to
     issue H Shares and A Share convertible corporate bonds as
     set out in the circular of the Bank dated 02 APR 2010              Management For             Voted - For
10  Approve the types of securities to be used, in respect of the proposed public issuance and listing of the A Share
     convertible corporate bonds as set out in Appendix 2 to the circular of the Bank dated 02 APR 2010 and the
     implementation of these resolutions subject to approvals of relevant applications having been granted by the relevant
     governmental authorities in the People's Republic of China         Management For             Voted - For
11  Approve the issue size, in respect of the proposed public issuance and listing of the A Share convertible corporate
     bonds as set out in Appendix 2 to the circular of the Bank dated 02 APR 2010 and the implementation of these
     resolutions subject to approvals of relevant applications
     having been granted by the relevant governmental
     authorities in the People's Republic of China                      Management For             Voted - For
12  Approve the nominal value and issue price in respect of the proposed public issuance and listing of the A Share
     convertible corporate bonds as set out in Appendix 2 to the circular of the Bank dated 02 APR 2010 and the
     implementation of these resolutions subject to approvals of relevant applications having been granted by the relevant
     governmental authorities in the People's Republic
     of China                                                           Management For             Voted - For
13  Approve the term, in respect of the proposed public
     issuance and listing of the A Share convertible corporate
     bonds as set out in Appendix 2 to the circular of the Bank dated 02 APR 2010 and the implementation of these
     resolutions subject to approvals of relevant applications
     having been granted by the relevant governmental
     authorities in the People's Republic of China                      Management For             Voted - For
14  Approve the interest rate, in respect of the proposed public issuance and listing of the A Share convertible corporate
     bonds as set out in Appendix 2 to the circular of the Bank dated 02 APR 2010 and the implementation of these
     resolutions subject to approvals of relevant applications
     having been granted by the relevant governmental
     authorities in the People's Republic of China                      Management For             Voted - For
15  Approve the timing and method of interest payment in
     respect of the proposed public issuance and listing of the A
     Share convertible corporate bonds as set out in Appendix 2 to the circular of the Bank dated 02 APR 2010 and the
     implementation of these resolutions subject to approvals of relevant applications having been granted by the relevant
     governmental authorities in the People's Republic
     of China                                                           Management For             Voted - For
16  Approve the conversion period, in respect of the proposed public issuance and listing of the A Share convertible
     corporate bonds as set out in Appendix 2 to the circular of the Bank dated 02 APR 2010 and the implementation of
     these resolutions subject to approvals of relevant
     applications having been granted by the relevant
     governmental authorities in the People's Republic
     of China                                                           Management For             Voted - For
                                                                  197





                                               Global X China Financials ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
17  Approve the method for determining the number of shares
     for conversion, in respect of the proposed public issuance and listing of the A Share convertible corporate bonds as
     set out in Appendix 2 to the circular of the Bank dated 02
     APR 2010 and the implementation of these resolutions
     subject to approvals of relevant applications having been
     granted by the relevant governmental authorities in the
     People's Republic of China                                          Management For             Voted - For
18  Approve the determination and adjustment of CB
     conversion price, in respect of the proposed public issuance and listing of the A Share convertible corporate bonds as
     set out in Appendix 2 to the circular of the Bank dated 02
     APR 2010 and the implementation of these resolutions
     subject to approvals of relevant applications having been
     granted by the relevant governmental authorities in the
     People's Republic of China                                          Management For             Voted - For
19  Approve the downward adjustment to CB conversion price,
     in respect of the proposed public issuance and listing of the
     A Share convertible corporate bonds as set out in Appendix
     2 to the circular of the Bank dated 02 APR 2010 and the
     implementation of these resolutions subject to approvals of relevant applications having been granted by the relevant
     governmental authorities in the People's Republic of China          Management For             Voted - For
20  Approve the terms of redemption, in respect of the
     proposed public issuance and listing of the A Share
     convertible corporate bonds as set out in Appendix 2 to the circular of the Bank dated 02 APR 2010 and the
     implementation of these resolutions subject to approvals of relevant applications having been granted by the relevant
     governmental authorities in the People's Republic of China          Management For             Voted - For
21  Approve the terms of sale back, in respect of the proposed public issuance and listing of the A Share convertible
     corporate bonds as set out in Appendix 2 to the circular of the Bank dated 02 APR 2010 and the implementation of
     these resolutions subject to approvals of relevant
     applications having been granted by the relevant
     governmental authorities in the People's Republic of China          Management For             Voted - For
22  Approve the dividend rights of the year of conversion, in respect of the proposed public issuance and listing of the A
     Share convertible corporate bonds as set out in Appendix 2 to the circular of the Bank dated 02 APR 2010 and the
     implementation of these resolutions subject to approvals of relevant applications having been granted by the relevant
     governmental authorities in the People's Republic of China          Management For             Voted - For
23  Approve the method of issue and target investors, in
     respect of the proposed public issuance and listing of the A
     Share convertible corporate bonds as set out in Appendix 2 to the circular of the Bank dated 02 APR 2010 and the
     implementation of these resolutions subject to approvals of relevant applications having been granted by the relevant
     governmental authorities in the People's Republic of China          Management For             Voted - For
24  Approve the subscription arrangement for the existing
     holders of A Shares, in respect of the proposed public
     issuance and listing of the A Share convertible corporate
     bonds as set out in Appendix 2 to the circular of the Bank
                                                                   198





                                               Global X China Financials ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
     dated 02 APR 2010 and the implementation of these
     resolutions subject to approvals of relevant applications
     having been granted by the relevant governmental
     authorities in the People's Republic of China                        Management For             Voted - For
25  Approve CB holders and CB holders' meetings in respect of the proposed public issuance and listing of the A Share
     convertible corporate bonds as set out in Appendix 2 to the circular of the Bank dated 02 APR 2010 and the
     implementation of these resolutions subject to approvals of relevant applications having been granted by the relevant
     governmental authorities in the People's Republic of China           Management For             Voted - For
26  Approve the use of proceeds from the issuance of the
     convertible bonds, in respect of the proposed public
     issuance and listing of the A Share convertible corporate
     bonds as set out in Appendix 2 to the circular of the Bank dated 02 APR 2010 and the implementation of these
     resolutions subject to approvals of relevant applications
     having been granted by the relevant governmental
     authorities in the People's Republic of China                        Management For             Voted - For
27  Approve the special provisions in relation to supplementary capital, in respect of the proposed public issuance and
     listing of the A Share convertible corporate bonds as set out in Appendix 2 to the circular of the Bank dated 02 APR
     2010 and the implementation of these resolutions subject to approvals of relevant applications having been granted by
     the relevant governmental authorities in the People's
     Republic of China                                                    Management For             Voted - For
28  Approve the security, in respect of the proposed public
     issuance and listing of the A Share convertible corporate
     bonds as set out in Appendix 2 to the circular of the Bank dated 02 APR 2010 and the implementation of these
     resolutions subject to approvals of relevant applications
     having been granted by the relevant governmental
     authorities in the People's Republic of China                        Management For             Voted - For
29  Approve the validity period of the resolution in respect of the issuance of the convertible bonds, in respect of the
     proposed public issuance and listing of the A Share
     convertible corporate bonds as set out in Appendix 2 to the circular of the Bank dated 02 APR 2010 and the
     implementation of these resolutions subject to approvals of relevant applications having been granted by the relevant
     governmental authorities in the People's Republic of China           Management For             Voted - For
30  Approve the matters relating to authorization in connection with the issuance of the convertible bonds, in respect of the proposed public issuance and listing of the A Share
     convertible corporate bonds as set out in Appendix 2 to the circular of the Bank dated 02 APR 2010 and the
     implementation of these resolutions subject to approvals of relevant applications having been granted by the relevant
     governmental authorities in the People's Republic of China           Management For             Voted - For
31  Approve the Feasibility Analysis report on Use of Proceeds from the Public Issuance of A Share Convertible Corporate
     Bonds as set out in Appendix 3 to the Circular of the Bank
     dated 02 APR 2010                                                    Management For             Voted - For
                                                                    199





                                       Global X China Financials ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
 32 Approve the report on Utilisation of Proceeds from Previous
     Issuances as set out in Appendix 4 to the circular of the
     Bank dated 02 APR 2010                                              Management For             Voted - For
 33 Approve the revised Plan on authorization of the
     Shareholders' General Meeting to the Board of Directors as
     specified                                                           Management For             Voted - For
COUNTRY GARDEN HLDGS CO LTD
 CUSIP: G24524103
 Meeting Type: Annual        Meeting Date: 20-May-2010
 1  Receive and approve the audited consolidated financial
     statements, the report of the Directors and the Independent
     Auditor's report of the Company for the YE 31 DEC 2009              Management For             Voted - For
 2  Declare a final dividend                                             Management For             Voted - For
 3  Re-elect Mr. Yang Erzhu as the Director of the Company               Management For             Voted - For
 4  Re-elect Ms. Yang Zhicheng as the Director of the
     Company                                                             Management For             Voted - For
 5  Re-elect Mr. Yang Yongchao as the Director of the
     Company                                                             Management For             Voted - For
 6  Re-elect Mr. Lai Ming, Joseph as the Director of the
     Company                                                             Management For             Voted - For
 7  Authorize the Board of Directors of the Company to fix the
     Directors fee                                                       Management For             Voted - For
 8  Re-appoint Auditors and authorize the Board of Directors to
     fix their remunerations                                             Management For             Voted - For
 9  Authorize the Directors of the Company, pursuant to the
     rules governing the listing of securities on the Stock
     Exchange of Hong Kong Limited the Listing Rules , during
     the Relevant Period as hereinafter specified in this
     resolution to allot, issue and deal with any unissue shares in the capital of the Company and to make or grant offers, agreements and options including but not limited to
     warrants, bonds and debentures convertible into shares of
     the Company which might require the exercise of such
     power be and is hereby generally and unconditionally
     approved; to make or grant offers, agreements and options
     including warrants, bonds and debentures convertible into
     shares of the Company which might require the shares in
     the capital of the Company to be issued either CONTD                Management For             Voted - For
 10  CONTD during or after the end of the relevant period as specified ; the aggregate nominal value of the share capital allotted or agreed conditionally or unconditionally to be
     allotted or issued whether pursuant to an option or
     otherwise by the Directors pursuant to the approval in
     paragraph a above, otherwise than pursuant to i a rights
     issue as specified or ii an issue of shares upon the exercise of options which may be granted under any share option
     scheme or under any option scheme or similar arrangement
     for the time being adopted for the grant or issue to the
     grantees as specified in such share option scheme or option scheme or similar arrangement of shares or rights to
     acquire shares of the Company; or iii any scrip dividend
     schemes or similar arrangements providing CONTD                     Management None            Non-Voting
                                                                   200





                                               Global X China Financials ETF
Proposal                                                           Proposed by Mgt. Position Registrant Voted
11   CONTD for the allotment and issue of shares in lieu of the whole or part of a dividend on shares of the Company in
     accordance with the Articles of Association of the Company;
     or iv a specific authority granted by the shareholders of the
     Company in general meeting, shall not exceed 20% of the
     total nominal value of the share capital of the Company in issue at the date of the passing of this resolution and the said approval shall be limited accordingly; Authority expires at the conclusion of next AGM of the Company or the
     expiration of the period within which the next AGM of the
     Company is required by the articles of association of the
     Company or any applicable laws of the Cayman Islands to
     be held                                                           Management None            Non-Voting
12  Authorize the Directors of the Company to repurchase
     shares of the Company during the relevant period on the
     Stock Exchange of Hong Kong Limited or on any other
     stock exchange on which the shares of the Company may
     be listed and which is recognized by the Securities and
     Futures Commission of Hong Kong and the Stock
     Exchange for this purpose, subject to and in accordance
     with all applicable laws and/or the requirements of the
     Listing Rules or of any other stock exchange as amended
     from time to time, be and is hereby generally and
     unconditionally approved; the aggregate nominal value of
     the shares of the Company which the Company is
     authorized to repurchase pursuant to the approval in
     paragraph a above during the relevant period CONTD                Management For             Voted - For
13   CONTD as specified shall not exceed 10 % of the total
     nominal value of the share capital of the Company in issue at the date of the passing of this resolution, and the
     authority granted pursuant to paragraph a above shall be
     limited accordingly; and Authority expires at the conclusion of the next AGM of the Company; or the expiration of the
     period within which the next AGM of the Company is
     required by the Articles of Association of the Company or
     any applicable laws of the Cayman Islands to be held              Management None            Non-Voting
14  Approve conditional upon the ordinary resolution numbers 5 and 6 of the notice convening this meeting being passed,
     the general mandate granted to the Directors to allot, issue and deal in any unissued shares pursuant to the ordinary
     resolution no. 5 of the notice convening this meeting be and is hereby extended by the addition to the aggregate nominal value of the share capital of the Company which may be
     allotted or agreed conditionally or unconditionally to be
     allotted by the Directors pursuant to such general mandate of an amount representing the aggregate nominal value of
     the share capital of the Company repurchased by the
     Company under the authority granted pursuant to the
     ordinary resolution no. 6 of the notice convening this
     meeting, provided that such CONTD                                 Management For             Voted - For
15   CONTD extended amount shall not exceed 10% of the
     total nominal value of the share capital of the Company in
     issue at the date of the passing of this resolution               Management None            Non-Voting
16  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR ALL
     RESOLUTIONS. THANK YOU.                                           Management None            Non-Voting
                                                                           201





                                      Global X China Financials ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
EVERGRANDE REAL ESTATE GROUP LTD
 CUSIP: G3225A103
 Meeting Type: Annual       Meeting Date: 24-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                          Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100422
     /LTN20100422125.pdf                                              Management None            Non-Voting
 3  Receive and adopt the audited consolidated financial
     statements and the reports of the Directors and the Auditors
     for the YE 31 DEC 2009                                           Management For             Voted - For
 4  Re-elect Mr. Li Gang as a Director                                Management For             Voted - For
 5  Re-elect Mr. Tse Wai Wah as a Director                            Management For             Voted - For
 6  Re-elect Mr. Xu Xiangwu as a Director                             Management For             Voted - For
 7  Re-elect Mr. Xu Wen as a Director                                 Management For             Voted - For
 8  Re-elect Mr. Lai Lixin as a Director                              Management For             Voted - For
 9  Re-elect Ms. He Miaoling as a Director                            Management For             Voted - For
 10 Re-elect Mr. Yu Kam Kee, Lawrence as a Director                   Management For             Voted - For
 11 Re-elect Mr. Chau Shing Yim, David as a Director                  Management For             Voted - For
 12 Re-elect Mr. He Qi as a Director                                  Management For             Voted - For
 13 Authorize the Board to fix the remuneration of the Directors      Management For             Voted - For
 14 Approve the declaration of a final dividend for the YE 31
     DEC 2009 of RMB 0.7 cents per share                              Management For             Voted - For
 15 Re-appoint PricewaterhouseCoopers as the Auditors and
     authorize the Board to fix their remuneration                    Management For             Voted - For
 16 Authorize the Directors to repurchase shares in the capital of the Company up to 10% of the issued share capital of the
     Company                                                          Management For             Voted - For
 17 Authorize the Directors to Directors to allot, issue and deal with new shares not exceeding 20% of the issued share
     capital of the Company                                           Management For             Voted - For
 18 Approve the extension of the authority granted to the
     Directors by Resolution 7 above by adding the number of
     shares repurchased pursuant to the authority granted to the
     Directors by Resolution 6 above                                  Management For             Voted - For
LONGFOR PROPERTIES CO LTD
 CUSIP: G5635P109
 Meeting Type: Annual       Meeting Date: 26-May-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100426
     /LTN20100426253.pdf                                              Management None            Non-Voting
 2  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU                                           Management None            Non-Voting
                                                                  202





                                       Global X China Financials ETF
 Proposal                                                      Proposed by Mgt. Position Registrant Voted
 3  Receive the audited consolidated financial statements and the report of the Directors and the Independent Auditor's
     report for the YE 31 DEC 2009                                 Management For             Voted - For
 4  Declare a final dividend                                       Management For             Voted - For
 5  Re-elect Madam Wu Yajun as a Director                          Management For             Voted - For
 6  Re-elect Mr. Lin Chu Chang as a Director                       Management For             Voted - For
 7  Re-elect Mr. Fung Shengtao as a Director                       Management For             Voted - For
 8  Re-elect Mr. Chen Kai as a Director                            Management For             Voted - For
 9  Re-elect Mr. Qin Li Hong as a Director                         Management For             Voted - For
 10 Re-elect Mr. Chan Chi on as a Director                         Management For             Voted - For
 11 Re-elect Mr. Frederick Peter Churchouse as a Director          Management For             Voted - For
 12 Re-elect Dr. Xiang Bing as a Director                          Management For             Voted - For
 13 Authorize the Board of Directors to fix their remuneration     Management For             Voted - For
 14 Re-appoint the Auditors and to authorize the board of
     Directors to fix the Auditor's remuneration                   Management For             Voted - For
 15 Authorize the Directors to issue new shares of the Company     Management For             Voted - For
 16 Authorize the Directors to repurchase shares of the
     Company                                                       Management For             Voted - For
 17 Approve to extend the general mandate to be given to the
     Directors to issue shares                                     Management For             Voted - For
BANK CHINA LTD
 CUSIP: Y0698A107
 Meeting Type: Annual        Meeting Date: 27-May-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 704544 DUE TO ADDITION OF
     RESOLUTIONS. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                            Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100415
     /LTN20100415262.pdf AND
     http://www.hkexnews.hk/listedco/listconews/sehk/20100510
     /LTN20100510314.pdf                                           Management None            Non-Voting
 3  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                        Management None            Non-Voting
 4  Approve the 2009 working report of the Board of Directors
     of the bank                                                   Management For             Voted - For
 5  Approve the 2009 working report of the Board of
     Supervisors of the bank                                       Management For             Voted - For
 6  Approve the 2009 annual financial statements of the bank       Management For             Voted - For
 7  Approve the 2009 Profit Distribution Plan of the bank          Management For             Voted - For
 8  Approve the 2010 annual budget of the bank                     Management For             Voted - For
 9  Re-appoint PricewaterhouseCoopers Zhong Tian CPAs
     Limited Company and PricewaterhouseCoopers Hong Kong
     as the Bank's External Auditors for 2010                      Management For             Voted - For
 10 Re-elect Mr. Xiao Gang as an Executive Director of the
     Bank                                                          Management For             Voted - For
                                                                   203





                                      Global X China Financials ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
 11 Re-elect Mr. Li Lihui as an Executive Director of the Bank           Management For             Voted - For
 12 Re-elect Mr. Li Zaohang as an Executive Director of the
     Bank                                                                Management For             Voted - For
 13 Re-elect Mr. Zhou Zaiqun as an Executive Director of the
     Bank                                                                Management For             Voted - For
 14 Re-elect Mr. Anthony Francis Neoh as an Independent Non-
     Executive Director of the Bank                                      Management For             Voted - For
 15 Re-elect Mr. Huang Shizhong as an Independent Non-
     Executive Director of the Bank                                      Management For             Voted - For
 16 Re-elect Ms. Huang Danhan as an Independent Non-
     Executive Director of the Bank                                      Management For             Voted - For
 17 Election of Mr. Qin Rongsheng as an External Supervisor of
     the Bank                                                            Management For             Voted - For
 18 Election of Mr. Bai Jingming as an External Supervisor of
     the Bank                                                            Management For             Voted - For
 19 Approve the remuneration scheme for the External
     Supervisors of the Bank                                             Management For             Voted - For
 20 Approve the proposal to amend the Articles of Association
     of the Bank                                                         Management For             Voted - For
 21 Approve the proposal in relation to the general mandate on
     issuance of new shares of the Bank                                  Management For             Voted - For
 22 Re-elect Mr. Wang Xueqiang as a shareholders'
     representative Supervisor of the Bank                               Management For             Voted - For
 23 Re-elect Mr. Liu Wanming as a shareholders' representative
     Supervisor of the Bank                                              Management For             Voted - For
 24 Approve the proposal on adjustments of several items of the delegation of authorities by the shareholders' meeting to the
     Board of Directors of the Bank                                      Management For             Voted - For
SHUI ON LD LTD
 CUSIP: G81151113
 Meeting Type: Annual       Meeting Date: 27-May-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100426/LTN20100426755.pdf                                    Management None            Non-Voting
 2  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                             Management None            Non-Voting
 3  Receive and consider the financial statements and the
     reports of the Directors and auditor for the YE
     31 DEC 2009                                                         Management For             Voted - For
 4  Declare the final dividend with scrip option for the YE 31
     DEC 2009                                                            Management For             Voted - For
 5  Re-election of Mr. Daniel Y. K. Wan as a Director                    Management For             Voted - For
 6  Re-election of The Honourable Leung Chun Ying as a
     Director                                                            Management For             Voted - For
 7  Re-election of Dr. William K. L. Fung as a Director                  Management For             Voted - For
 8  Re-election of Professor Gary C. Biddle as a Director                Management For             Voted - For
 9  Re-election of Mr. David J. Shaw as a Director                       Management For             Voted - For
                                                                   204





                                   Global X China Financials ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
 10 Authorize the Board of Directors to fix the Directors'
     remuneration                                                    Management For             Voted - For
 11 Re-appoint the Auditor and authorize the Board of Directors
     to fix their remuneration                                       Management For             Voted - For
 12 Authorize the Directors to issue and allot additional shares of the Company not exceeding 20% of the aggregate
     nominal amount of the issued share capital of the Company
     at the date of passing this resolution                          Management For             Voted - For
 13 Authorize the Directors to repurchase shares of the
     Company not exceeding 10% of the aggregate nominal
     amount of the issued share capital of the Company at the
     date of passing this resolution                                 Management For             Voted - For
 14 Authorize the Directors to issue shares under Resolution
     No. 5(A) by the number of shares repurchased under
     Resolution No. 5(B)                                             Management For             Voted - For
 15 Amend the Articles of Association of the Company                 Management For             Voted - For
 16 PLEASE NOTE THAT THIS IS A REVISION DUE TO
     RECEIPT OF CONSERVATIVE RECORD DATE. IF YOU
     HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
     NOT RETURN THIS PROXY FORM UNLESS YOU
     DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
     THANK YOU.                                                      Management None            Non-Voting
GUANGZHOU R F PPTYS CO LTD
 CUSIP: Y2933F115
 Meeting Type: Annual    Meeting Date: 28-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE
     RESOLUTIONS. THANK YOU.                                         Management None            Non-Voting
 2  Approve the report of Board of Directors [the Board] for
     the YE 31 DEC 2009                                              Management For             Voted - For
 3  Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                  Management For             Voted - For
 4  Approve the audited financial statements and the report of
     Auditors for the YE 31 DEC 2009                                 Management For             Voted - For
 5  Declare a final dividend for the YE 31 DEC 2009 of RMB
     0.36 per share                                                  Management For             Voted - For
 6  Re-appoint PricewaterhouseCoopers as the Auditors of the
     Company, and authorize the Board to fix the remuneration
     of the Auditors                                                 Management For             Voted - For
 7  Authorize the Board to decide on matters relating to the payment of interim dividend for the six months ended 30
     JUN 2010                                                        Management For             Voted - For
 8  Re-appointment of Ms. Zhang Lin as a Company's Non-
     Executive Director, and authorize the Board to fix the
     remuneration of the Director                                    Management For             Voted - For
 9  Re-appoint Ms. Liang Yingmei as the Company's
     Supervisor, and authorize the Board to fix the remuneration
     of the Supervisor                                               Management For             Voted - For
 10 Re-appoint Mr. Zheng Ercheng as the Company's
     Supervisor, and authorize the Board to fix the remuneration
     of the supervisor                                               Management For             Voted - For
                                                               205





                                     Global X China Financials ETF
 Proposal                                                              Proposed by Mgt. Position Registrant Voted
 11 Approve the Company to extend guarantee up to an amount
     of RMB25 billion in aggregate on behalf of the Company's
     subsidiaries subject to the relevant provisions of the Articles of Association of the Company and under: total external
     guarantees [including guarantees to subsidiaries] of the
     Company and its subsidiaries exceed 50% of the latest
     audited net assets value;                                             Management For             Voted - For
 12 Approve the Company to extend guarantee up to an amount
     of RMB25 billion in aggregate on behalf of the Company's
     subsidiaries subject to the relevant provisions of the Articles of Association of the Company and under: total external
     guarantees [including guarantees to subsidiaries] exceed
     30% of the latest audited total assets value;                         Management For             Voted - For
 13 Approve the Company to extend guarantee up to an amount
     of RMB25 billion in aggregate on behalf of the Company's
     subsidiaries subject to the relevant provisions of the Articles of Association of the Company and under: the gearing ratio of the subsidiary for which guarantee is to be provided is
     over 70%; or                                                          Management For             Voted - For
 14 Approve the Company to extend guarantee up to an amount
     of RMB25 billion in aggregate on behalf of the Company's
     subsidiaries subject to the relevant provisions of the Articles of Association of the Company and under: the guarantee to
     be provided to a subsidiary exceed 10% of the Company's
     latest audited net assets value                                       Management For             Voted - For
 15 Approve the guarantees extended in 2009 pursuant to the
     ordinary resolution no. 9 of 2008 AGM                                 Management For             Voted - For
 16 Approve the joint development with third party companies in the Asian Games City Project and authorized the Board to
     sign the related documents                                            Management For             Voted - For
 17 Approve the extension of the approval by the shareholders in the Company's Extraordinary general meeting held on 18
     JUN 2007 relating to the proposed A shares issue for 12
     months from date of passing of this special resolution                Management For             Voted - For
 18 Authorize the Board to amend the use of proceeds from the
     Proposed A Share Issue                                                Management For             Voted - For
 19 Authorize the Board to issue, allot and deal in additional shares in the capital of the Company and to execute all
     such relevant documents and to make the necessary
     amendments to the Articles of Association as the Board
     thinks fit                                                            Management For             Voted - For
GUANGZHOU R F PPTYS CO LTD
 CUSIP: Y2933F115
 Meeting Type: Class Meeting         Meeting Date: 28-May-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR THE
     RESOLUTION. THANK YOU.                                                Management None            Non-Voting
 2  Approve the effective period for the approval for the
     proposed A Share Issue be extended until the expiration of a period of 12 months from the date of passing of this
     resolution                                                            Management For             Voted - For
                                                                     206





                                Global X China Financials ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
CHINA TAIPING INSURANCE HOLDINGS CO LTD
 CUSIP: Y1456Z151
 Meeting Type: Annual Meeting Date: 31-May-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                              Management None            Non-Voting
 2  PLEASE NOTE THAT IMPORTANT ADDITIONAL
     MEETING INFORMATION IS AVAILABLE BY CLICKING
     ON THE MATERIAL URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100427/LTN20100427377.pdf                                    Management None            Non-Voting
 3  Receive and approve the audited financial statements, the report of the Directors and the Independent Auditor's report
     for the YE 31 DEC 2009                                              Management For             Voted - For
 4  Re-elect Mr. Lin Fan as a Director                                   Management For             Voted - For
 5  Re-elect Mr. Song Shuguang as a Director                             Management For             Voted - For
 6  Re-elect Mr. Peng Wei as a Director                                  Management For             Voted - For
 7  Re-elect Mr. Shen Koping Michael as a Director                       Management For             Voted - For
 8  Re-elect Mr. Che Shujian as a Director                               Management For             Voted - For
 9  Authorize the Board of Directors to fix the Directors' fees          Management For             Voted - For
 10 Re-appoint Deloitte Touche Tohmatsu as the Auditor and
     authorize the Board of Directors to fix their Remuneration          Management For             Voted - For
 11 Authorize the Directors to issue shares of the Company               Management For             Voted - For
 12 Authorize the Directors to repurchase shares of the
     Company                                                             Management For             Voted - For
 13 Approve to extend the general mandate to issue shares by
     addition thereto the shares repurchased by the Company              Management For             Voted - For
SHIMAO PROPERTY HOLDINGS LIMITED
 CUSIP: G81043104
 Meeting Type: Annual Meeting Date: 31-May-2010
 1  PLEASE NOTE THAT THE SHAREHOLDERS ARE
     ALLOWED TO VOTE 'IN FAVOR' OR 'AGAINST' FOR
     ALL RESOLUTIONS. THANKS YOU.                                        Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100427/LTN20100427355.pdf                                    Management None            Non-Voting
 3  Receive and adopt the audited consolidated financial
     statements together with the reports of the Directors and the
     Auditor of the Company for the YE 31 DEC 2009                       Management For             Voted - For
 4  Declare the final dividend for the YE 31 DEC 2009                    Management For             Voted - For
 5  Re-elect Mr. Liu Sai Fei as an Executive Director of the
     Company                                                             Management For             Voted - For
 6  Re-elect Mr. Hui Wing Mau as an Executive Director of the
     Company                                                             Management For             Voted - For
 7  Re-elect Mr. Ip Wai Shing, Andy as an Executive Director of
     the Company                                                         Management For             Voted - For
 8  Re-elect Mr. Lu Hong Bing as an Independent Non-
     Executive Director of the Company                                   Management For             Voted - For
                                                                   207





                                       Global X China Financials ETF
 Proposal                                                       Proposed by Mgt. Position Registrant Voted
 9  Authorize the Board of Directors to fix the remuneration of
     Directors                                                      Management For             Voted - For
 10 Re-appoint PricewaterhouseCoopers as the Auditor of the
     Company and authorize the Board of Directors of the
     Company to fix their remuneration                              Management For             Voted - For
 11 Authorize the Directors of the Company to issue shares in
     the Company                                                    Management For             Voted - For
 12 Authorize the Directors of the Company to repurchase
     shares in the Company                                          Management For             Voted - For
 13 Approve to extend the general mandate granted to the
     Directors of the Company to issue shares by adding the
     number of shares repurchased                                   Management For             Voted - For
CHINA RESOURCES LAND LTD
 CUSIP: G2108Y105
 Meeting Type: Annual        Meeting Date: 01-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                        Management None            Non-Voting
 2  Receive the audited financial statements and the Directors'
     report and the Independent Auditor's report for the YE 31
     DEC 2009                                                       Management For             Voted - For
 3  Declare a final dividend                                        Management For             Voted - For
 4  Re-elect Mr. Wu Xiangdong as a Director                         Management For             Voted - For
 5  Re-elect Mr. Jiang Wei as a Director                            Management For             Voted - For
 6  Re-elect Mr. Li Fuzuo as a Director                             Management For             Voted - For
 7  Re-elect Mr. Du Wenmin as a Director                            Management For             Voted - For
 8  Re-elect Mr. Wang Shi as a Director                             Management For             Voted - For
 9  Re-elect Mr. Ma Si Hang Frederick as a Director                 Management For             Voted - For
 10 Approve to fix the remuneration of the Directors                Management For             Voted - For
 11 Re-appoint the Auditor and authorize the Directors to fix
     their remuneration                                             Management For             Voted - For
 12 Grant a general mandate to the Directors to repurchase
     shares of the Company                                          Management For             Voted - For
 13 Grant a general mandate to the Directors to issue new
     shares of the Company                                          Management For             Voted - For
 14 Approve to extend the general mandate to be given to the
     Directors to issue new shares                                  Management For             Voted - For
 15 PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100423/LTN20100423765.pdf                               Management None            Non-Voting
AGILE PROPERTY HOLDINGS LTD
 CUSIP: G01198103
 Meeting Type: Extraordinary Meeting Date: 03-Jun-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                         Management None            Non-Voting
                                                                   208





                                               Global X China Financials ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
2   PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100513/LTN20100513005.pdf                                     Management None            Non-Voting
3   Approve the provision of the (i) market customary
     indemnities (the 2010 Notes Indemnity) granted by the
     Company and the subsidiary guarantors named therein in
     the purchase agreement (the Purchase Agreement) dated
     21 APR 2010 entered into, among others, the Company,
     Merrill Lynch International, Morgan Stanley & Co
     International plc (Morgan Stanley), Deutsche Bank AG,
     Singapore Branch and Standard Chartered Bank, in relation
     to the issue of the 8.875% senior notes due 2017 in the
     aggregate principal amount of USD 650,000,000 (the 2010
     Notes) in favor of and for the benefit of Morgan Stanley, or any of its affiliates and their respective Officers, Directors, employees and agents (the Indemnified Persons) whereby
     the Company and the subsidiary guarantors named therein
     in the Purchase Agreement will indemnify and hold
     harmless each of the Indemnified Persons, from and
     against any and all losses, claims, damages and liabilities
     (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or
     investigating any such action or claim) caused by any
     untrue statement or alleged untrue statement of a material fact contained in the documents set out under the Purchase
     Agreement or whatsoever as set out in the Purchase
     Agreement; and (ii) market customary indemnities (the
     Consent Solicitation Indemnity) granted by the Company
     and the subsidiary guarantors named therein in the
     solicitation agent agreement (the Solicitation Agent
     Agreement) dated 22 APR 2010 entered into, among
     others, the Company, Morgan Stanley and the subsidiary
     guarantors named therein in relation to the solicitation of consents from the holders of the 10% senior notes due
     2016 in the aggregate principal amount of USD
     300,000,000 to certain amendments to the indenture dated
     12 NOV 2009 as amended among the Company, the
     subsidiary guarantors signatory thereto, and HSBC Bank
     USA, National Association, as trustee, in favor of and for the benefit of each of the Indemnified Persons, pursuant to
     which the Company and the subsidiary guarantors named
     therein in the Solicitation Agent Agreement will indemnify, defend and hold harmless each of the Indemnified Persons
     from and against any losses, claims, damages, liabilities
     and expenses or whatsoever as set out in the Solicitation
     Agent Agreement, and will reimburse each of the
     Indemnified Persons for all expenses reasonably incurred
     (including reasonable fees and expenses of counsel) as
     they are incurred in connection with investigating, preparing, pursuing or defending any losses, claims, damages,
     liabilities, expenses, action, suit, investigation or proceeding
     (whether or not pending or threatened and whether or not
     any Indemnified Persons is a party), under the terms of the
     Solicitation Agent Agreement, are in the interests of the
     Company and the Shareholders as a whole, and the terms
                                                                           209





                                Global X China Financials ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
     of the 2010 Notes Indemnity and the Consent Solicitation
     Indemnity are on normal commercial terms and are fair and
     reasonable and that in accordance to Chapter 14A of the
     Listing Rules of the Stock Exchange, the 2010 Notes
     Indemnity and the Consent Solicitation Indemnity are
     authorized and approved in all respects; and authorize each of the Directors of the Company (the Directors and each a
     Director) and the Company secretary, and such other
     persons by any of them, in connection with the actions
     contemplated by the foregoing resolution to do such further acts and things as any Director or the company secretary or such other person shall deem necessary or appropriate in
     connection with, or to carry out the actions contemplated by, the foregoing resolution, including to do and perform (or
     cause to be done and performed), in the name and on
     behalf of the Company, all such acts and to make, execute, deliver, issue or file (or cause to be made, executed,
     delivered or filed) with any person including any
     governmental authority or agency, all such agreements,
     documents, instruments, certificates, consents and waivers, and all amendments to any such agreements, documents,
     instruments or certificates, and to pay, or cause to be paid, all such payments, as any of them may deem necessary or
     advisable to carry out the intent of the foregoing resolution, the authority for the taking of any such action and the
     execution and delivery of such of the foregoing to be
     conclusively evidenced by the performance thereby                  Management For             Voted - For
AGILE PROPERTY HOLDINGS LTD
 CUSIP: G01198103
 Meeting Type: Annual Meeting Date: 03-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE
     RESOLUTIONS. THANK YOU.                                            Management None            Non-Voting
 2  Received and approve the audited financial statements of the Company and its subsidiaries for the YE 31 DEC 2009
     together with the Directors' report and the Auditor's report
     thereon                                                            Management For             Voted - For
 3  Re-elect Mr. Chan Cheuk Hung as a Director                          Management For             Voted - For
 4  Re-elect Mr. Chan Cheuk Nam as a Director                           Management For             Voted - For
 5  Re-elect Mr. Cheung Wing Yui as a Director                          Management For             Voted - For
 6  Authorize the Remuneration Committee to fix the
     remuneration of the Executive Directors                            Management For             Voted - For
 7  Approve the payment of remuneration to each of the
     Independent Non-executive Directors                                Management For             Voted - For
 8  Declare a final dividend for the YE 31 DEC 2009                     Management For             Voted - For
 9  Re-appoint PricewaterhouseCoopers as the Auditors of the
     Company and authorize the Directors to fix their
     remuneration                                                       Management For             Voted - For
 10 Authorize the Directors to repurchase shares of the
     Company                                                            Management For             Voted - For
                                                            210





                                       Global X China Financials ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
 11 Approve to give a general mandate to the Directors to issue
     shares of the Company                                           Management For             Voted - For
 12 Approve the nominal amount of the shares repurchased
     under Resolution 6.A. to the mandate granted to the
     Directors under resolution 6.B                                  Management For             Voted - For
 13 PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100429
     /LTN20100429418.pdf                                             Management None            Non-Voting
 14 Transact any other business                                      Management None            Non-Voting
 15 PLEASE NOTE THAT THIS IS A REVISION DUE TO
     RECEIPT OF NON-NUMBERED AND NON-VOTABLE
     RESOLUTION. IF YOU HAVE ALREADY SENT IN YOUR
     VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
     UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
     INSTRUCTIONS. THANK YOU.                                        Management None            Non-Voting
GREENTOWN CHINA HOLDINGS LTD
 CUSIP: G4100M105
 Meeting Type: Annual        Meeting Date: 03-Jun-2010
 1  Receive and approve the audited consolidated financial
     statements and the reports of the Directors of the Company
     and of the Auditors for the YE 31 DEC 2009                      Management For             Voted - For
 2  Declare a final dividend                                         Management For             Voted - For
 3  Re-elect Luo Zhaoming as a Director                              Management For             Voted - For
 4  Re-elect KE Huanzhang as a Director                              Management For             Voted - For
 5  Re-elect Jiang Wei as a Director                                 Management For             Voted - For
 6  Re-elect SZE Tsai Ping, Michael as a Director                    Management For             Voted - For
 7  Authorize the Board of Directors to determine the Directors'
     remuneration                                                    Management For             Voted - For
 8  Re-appoint Deloitte Touche Tohmatsu as the Auditors and
     authorize the Board of Directors to fix their remuneration      Management For             Voted - For
 9  Authorize the Directors to purchase shares not exceeding
     10% of the aggregate nominal amount of the issued share
     capital of the Company as at the date of passing of this
     resolution                                                      Management For             Voted - For
 10 Authorize the Directors to issue, allot and deal with shares not exceeding 20% of the aggregate nominal amount of the
     issued share capital of the Company as at the date of
     passing of this resolution                                      Management For             Voted - For
 11 Approve to extend the general mandate granted to the
     Directors by Resolution 6 to issue shares by adding the
     nominal amount of shares repurchased pursuant to the
     general mandate granted by Resolution 5                         Management For             Voted - For
 12 Amend the Articles of Association of the Company as set
     out in Resolution No. 8 in the notice of the AGM                Management For             Voted - For
 13 PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE
     RESOLUTIONS. THANK YOU.                                         Management None            Non-Voting
 14 PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
                                                                   211





                                Global X China Financials ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
     http://www.hkexnews.hk/listedco/listconews/sehk/20100428
     /LTN201004281376.pdf                                            Management None            Non-Voting
CHINA LIFE INS CO LTD
 CUSIP: Y1477R204
 Meeting Type: Annual Meeting Date: 04-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100416/LTN20100416303.pdf                                Management None            Non-Voting
 2  Approve the report of the Board of Directors of the
     Company for the Year 2009                                       Management For             Voted - For
 3  Approve the report of the Supervisory Committee of the
     Company for the Year 2009                                       Management For             Voted - For
 4  Approve the audited financial statements of the Company
     and the Auditor's Report for the YE 31 DEC 2009                 Management For             Voted - For
 5  Approve the Profit Distribution and Cash Dividend
     Distribution Plan of the Company for the Year 2009              Management For             Voted - For
 6  Re-appoint PricewaterhouseCoopers Zhong Tian Certified
     Public Accountants Limited Company and
     PricewaterhouseCoopers, respectively, as the PRC Auditor
     and International Auditor of the Company for the year 2010 and to authorize the Board of Directors to determine their
     remuneration                                                    Management For             Voted - For
 7  Appointment of Mr. Anthony Francis Neoh as an
     Independent Nonexecutive Director of the Company                Management For             Voted - For
 8  Approve the renewal of liability insurance for the Directors
     and Senior Management officers of the Company                   Management For             Voted - For
 9  Amend the Articles of Association                                Management For             Voted - For
CHINA OVERSEAS LAND & INVESTMENT LTD
 CUSIP: Y15004107
 Meeting Type: Annual Meeting Date: 09-Jun-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                          Management None            Non-Voting
 2  Receive and adopt the Audited financial statements and the reports of the Directors and the Independent Auditor's
     report for the FYE 31 DEC 2009                                  Management For             Voted - For
 3  Re-elect Mr. Kong Qingping as a Director                         Management For             Voted - For
 4  Re-elect Mr. Xiao Xiao as a Director                             Management For             Voted - For
 5  Re-elect Mr. Dong Daping as a Director                           Management For             Voted - For
 6  Re-elect Mr. Nip Yun Wing as a Director                          Management For             Voted - For
 7  Re-elect Mr. Lin Xiaofeng as a Director                          Management For             Voted - For
 8  Re-elect Mr. Lam Kwong Siu as a Director                         Management For             Voted - For
 9  Re-elect Dr. Wong Ying Ho, Kennedy as a Director                 Management For             Voted - For
 10 Authorize the Board to fix the remuneration of the Directors     Management For             Voted - For
 11 Approve the declaration of a final dividend for the YE 31
     DEC 2009 of HK 13 cents per share                               Management For             Voted - For
                                                            212





                                       Global X China Financials ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
 12 Re-appoint Deloitte Touche Tohmatsu as the Auditors and
     authorize the Board to fix their remuneration                    Management For             Voted - For
 13 Authorize the Directors the general and unconditional
     mandate to repurchase shares in the capital of the
     Company up to 10% of the issued share capital of the
     Company                                                          Management For             Voted - For
 14 Authorize the Directors the general and unconditional
     mandate to allot, issue and deal with new shares not
     exceeding 20% of the issued share capital of the Company         Management For             Voted - For
 15 Approve the extension of the authority granted to the
     Directors by Resolution 7 above by adding the number of
     shares repurchased pursuant to the authority granted to the
     Directors by Resolution 6 above                                  Management For             Voted - For
 16 PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100419
     /LTN20100419484.pdf                                              Management None            Non-Voting
CHINA OVERSEAS LAND & INVESTMENT LTD
 CUSIP: Y15004107
 Meeting Type: Extraordinary Meeting Date: 09-Jun-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                           Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100419
     /LTN20100419530.pdf                                              Management None            Non-Voting
 3  Ratify and approve the New CSCECL Group Engagement
     Agreement (as specified) and the transactions
     contemplated thereunder and the implementation thereof,
     and to approve the New Cap (as defined)                          Management For             Voted - For
KWG PROPERTY HOLDING LTD
 CUSIP: G53224104
 Meeting Type: Annual        Meeting Date: 09-Jun-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                           Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100419/LTN20100419269.pdf                                 Management None            Non-Voting
 3  Receive and approve the Audited consolidated financial
     statements and the report of the Directors and the Auditors'
     report of the Company for the YE 31 DEC 2009                     Management For             Voted - For
 4  Declare a final dividend of RMB 5 cents per share                 Management For             Voted - For
 5  Re-elect Mr. Yu Yao Sheng as an Executive Director of the
     Company                                                          Management For             Voted - For
 6  Re-elect Mr. Lee Ka Sze, Carmelo as an Independent non-
     executive Director of the Company                                Management For             Voted - For
                                                                   213





                                   Global X China Financials ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
 7  Re-elect Mr. Dai Feng as an Independent non-executive
     Director of the Company                                          Management For             Voted - For
 8  Re-elect Mr. Tam Chun Fai as an Independent non-
     executive Director of the Company                                Management For             Voted - For
 9  Authorize the Board of Directors of the Company to fix the
     Directors' fee                                                   Management For             Voted - For
 10 Re-appoint Ernst & Young as the Auditors of the Company
     and authorize the Board of Directors of the Company to fix
     their remuneration                                               Management For             Voted - For
 11 Authorize the Directors of the Company to allot, issue or deal with shares of the Company not exceeding 20% of the
     aggregate nominal amount of the issued share capital of the
     Company as at the date of passing this resolution                Management For             Voted - For
 12 Authorize the Directors of the Company to repurchase
     shares of the Company not exceeding 10% of the nominal
     amount of the issued share capital of the Company as at
     the date of passing this resolution                              Management For             Voted - For
 13 Approve to extend the general mandate to issue shares of the Company under Resolution 5 by adding the nominal
     amount of the shares repurchased under Resolution 6              Management For             Voted - For
SHENZHEN INVESTMENT LTD
 CUSIP: Y7743P120
 Meeting Type: Annual    Meeting Date: 09-Jun-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                           Management None            Non-Voting
 2  PLEASE NOTE THAT IMPORTANT ADDITIONAL
     MEETING INFORMATION IS AVAILABLE BY CLICKING
     ON THE MATERIAL URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100429
     /LTN20100429725.pdf                                              Management None            Non-Voting
 3  Receive the audited financial statements, the reports of the
     Directors and the independent Auditors' report for the YE 31
     DEC 2009                                                         Management For             Voted - For
 4  Declare a final dividend for the YE 31 DEC 2009                   Management For             Voted - For
 5  Re-election of Mr. Guo Limin as a Director                        Management For             Voted - For
 6  Re-election of Mr. Xu Ruxin as a Director                         Management For             Voted - For
 7  Re-election of Mr. Mou Yong as a Director                         Management For             Voted - For
 8  Re-election of Mr. Liu Biao as a Director                         Management For             Voted - For
 9  Re-election of Dr. Wu Jiesi as a Director                         Management For             Voted - For
 10 Re-election of Mr. Li Wai Keung as a Director                     Management For             Voted - For
 11 Re-election of Mr. Wu Wai Chung, Michael as a Director            Management For             Voted - For
 12 Authorize the Board of Directors to fix the Directors' fees       Management For             Voted - For
 13 Re-appointment of Auditors and authorize the Board of
     Directors to fix their remuneration                              Management For             Voted - For
 14 Authorize the Directors to repurchase shares                      Management For             Voted - For
 15 Authorize the Directors to issue shares                           Management For             Voted - For
 16 Approve to issue shares by addition thereto the shares
     repurchased by the Company                                       Management For             Voted - For
                                                               214





                                    Global X China Financials ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
HOPSON DEVELOPMENT HOLDINGS LTD, HAMILTON
 CUSIP: G4600H101
 Meeting Type: Annual     Meeting Date: 15-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                          Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/advancedsearc
     h/search_active_main.asp                                         Management None            Non-Voting
 3  Receive the audited consolidated financial statements of the
     Company and its subsidiaries and the reports of the
     Directors and the Auditors for the YE 31 DEC 2009                Management For             Voted - For
 4  Re-elect Mr. Xiang Bin as an Executive Director                   Management For             Voted - For
 5  Re-elect Mr. Xue Hu as an Executive Director                      Management For             Voted - For
 6  Re-elect Ms. Zhao Ming Feng as an Executive Director              Management For             Voted - For
 7  Re-elect Mr. Liao Ruo Qing as an Executive Director               Management For             Voted - For
 8  Authorize the Board of Directors to fix the remuneration of
     the Executive Directors and the Non-Executive Directors          Management For             Voted - For
 9  Re-appointment of PricewaterhouseCoopers as the
     Auditors and authorize the Board of Directors to fix their
     remuneration                                                     Management For             Voted - For
 10 Approve to grant a general mandate to the Driectors to allot
     shares                                                           Management For             Voted - For
 11 Approve to grant a general mandate to the Directors to
     repurchase the Company's own shares                              Management For             Voted - For
 12 Approve to add nominal amount of the shares repurchased
     under resolution 4.B to the mandate granted to the Directors
     under resolution 4.A                                             Management For             Voted - For
CHINA MINSHENG BKG CORP LTD
 CUSIP: Y1495M112
 Meeting Type: Annual     Meeting Date: 18-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK
     http://www.hkexnews.hk/listedco/listconews/sehk/20100429
     /LTN201004291178.pdf                                             Management None            Non-Voting
 2  Approve the annual report of the Company for 2009                 Management For             Voted - For
 3  Approve the work report of the Board of Directors of the
     Company for 2009                                                 Management For             Voted - For
 4  Approve the work report of the Supervisory Board of the
     Company for 2009                                                 Management For             Voted - For
 5  Approve the audited accounts of the Company for 2009              Management For             Voted - For
 6  Approve the proposed profit appropriation plan of the
     Company for 2009                                                 Management For             Voted - For
 7  Approve the annual budgets of the Company for 2010                Management For             Voted - For
 8  Approve the appointment of the Auditing Firm of the
     Company for 2010 and their remuneration                          Management For             Voted - For
                                                                215





                                    Global X China Financials ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
 9  Approve the amendments to certain provisions in the Rules of Procedure for the Shareholders' General Meeting of
     China Minsheng Banking Corp., Ltd                                Management For             Voted - For
 10 Approve the amendments to certain provisions in the Rules of Procedure for the Meeting of the Board of Directors of
     China Minsheng Banking Corp., Ltd                                Management For             Voted - For
 11 Approve the amendments to certain provisions in the Rules of Procedure for the Meeting of the Supervisory Board of
     China Minsheng Banking Corp., Ltd                                Management For             Voted - For
 12 Approve to grant a credit line to Legend Holdings Limited
     and its subsidiaries                                             Management For             Voted - For
 13 Approve the amendments to Articles 3, 23, 24 and 27 of the
     Articles of Association of the Company, as specified             Management For             Voted - For
 14 PLEASE NOTE THAT THIS IS A REVISION DUE TO
     RECEIPT OF ARTICLE NUMBERS IN RESOLUTION 12.
     IF YOU HAVE ALREADY SENT IN YOUR VOTES,
     PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
     YOU DECIDE TO AMEND YOUR ORIGINAL
     INSTRUCTIONS. THANK YOU.                                         Management None            Non-Voting
CHINA CITIC BANK CORPORATION LIMITED
 CUSIP: Y1434M116
 Meeting Type: Annual     Meeting Date: 23-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100429
     /LTN20100429813.pdf                                              Management None            Non-Voting
 2  Approve the report of the Board of Directors of the Bank for
     the year 2009                                                    Management For             Voted - For
 3  Approve the report of the Board of Supervisors of the Bank
     for the year 2009                                                Management For             Voted - For
 4  Approve the annual report of the Bank for the year 2009           Management For             Voted - For
 5  Approve the financial report of the Bank for the year 2009        Management For             Voted - For
 6  Approve the Profit Distribution Plan of the Bank for the year
     2009                                                             Management For             Voted - For
 7  Approve the Financial Budget Plan of the Bank for the year
     2010                                                             Management For             Voted - For
 8  Approve the resolution on engagement of accounting firms
     and their service fees for the year 2010                         Management For             Voted - For
CHINA MERCHANTS BANK CO LTD, SHENZEN
 CUSIP: Y14896115
 Meeting Type: Annual     Meeting Date: 23-Jun-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 698837 DUE TO ADDITION OF
     RESOLTUION. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                               Management None            Non-Voting
 2  Approve the work report of the Board of Directors for the
     year 2009                                                        Management For             Voted - For
                                                                216





                                               Global X China Financials ETF
Proposal                                                            Proposed by Mgt. Position Registrant Voted
3   Approve the work report of the Board of Supervisors for the
     year 2009                                                          Management For             Voted - For
4   Approve the annual report for the year 2009 [including the
     audited financial report]                                          Management For             Voted - For
5   Approve the final financial report for the year 2009                Management For             Voted - For
6   Approve the proposed profit appropriations plan [including
     the distribution of final dividends] for the year 2009             Management For             Voted - For
7   Approve the resolution to appoint the accounting firms for
     the year 2010 and their remuneration                               Management For             Voted - For
8   Re-appointment of Mr. Qin Xiao as Non-Executive Director
     of the Company, with immediate effect, for a term
     of 3 years                                                         Management For             Voted - For
9   Re-appointment of Mr. Wei Jiafu as Non-Executive Director
     of the Company, with immediate effect, for a term
     of 3 years                                                         Management For             Voted - For
10  Re-appointment of Mr. Fu Yuning as Non-Executive
     Director of the Company, with immediate effect, for a term
     of 3 years                                                         Management For             Voted - For
11  Re-appointment of Mr. Li Yinquan as Non-Executive
     Director of the Company, with immediate effect, for a term
     of 3 years                                                         Management For             Voted - For
12  Appointment of Mr. Fu Gangfeng as Non-Executive Director
     of the Company for a term of 3 years from the date on
     which his qualification is approved by the China Banking
     Regulatory Commission                                              Management For             Voted - For
13  Re-appointment of Mr. Hong Xiaoyuan as Non-Executive
     Director of the Company, with immediate effect, for a term
     of 3 years                                                         Management For             Voted - For
14  Re-appointment of Ms. Sun Yueying as Non-Executive
     Director of the Company, with immediate effect, for a term
     of 3 years                                                         Management For             Voted - For
15  Re-appointment of Mr. Wang Daxiong as Non-Executive
     Director of the Company, with immediate effect, for a term
     of 3 years                                                         Management For             Voted - For
16  Re-appointment of Mr. Fu Junyuan as Non-Executive
     Director of the Company, with immediate effect, for a term
     of 3 years                                                         Management For             Voted - For
17  Re-appointment of Mr. Ma Weihua as Executive Director of
     the Company, with immediate effect, for a term of 3 years          Management For             Voted - For
18  Re-appointment of Mr. Zhang Guanghua as Executive
     Director of the Company, with immediate effect, for a term
     of 3 years                                                         Management For             Voted - For
19  Re-appointment of Mr. Li Hao as Executive Director of the
     Company, with immediate effect, for a term of 3 years              Management For             Voted - For
20  Re-appointment of Mr. Wu Jiesi as Independent Non-
     Executive Director of the Company, with immediate effect,
     for a term of 3 years, except subject to adjustments
     pursuant to the requirements of the relevant applicable laws
     and regulations                                                    Management For             Voted - For
21  Re-appointment of Mr. Yi Xiqun as Independent Non-
     Executive Director of the Company, with immediate effect,
     for a term of 3 years                                              Management For             Voted - For
                                                                  217





                                               Global X China Financials ETF
Proposal                                                            Proposed by Mgt. Position Registrant Voted
22  Re-appointment of Ms. Yan Lan as Independent Non-
     Executive Director of the Company, with immediate effect,
     for a term of 3 years                                              Management For             Voted - For
23  Re-appointment of Mr. Chow Kwong Fai, Edward as
     Independent Non-Executive Director of the Company, with
     immediate effect, for a term of 3 years, except subject to adjustments pursuant to the requirements of the relevant
     applicable laws and regulations                                    Management For             Voted - For
24  Re-appointment of Mr. Liu Yongzhang as Independent Non-
     Executive Director of the Company, with immediate effect,
     for a term of 3 years, except subject to adjustments
     pursuant to the requirements of the relevant applicable laws
     and regulations                                                    Management For             Voted - For
25  Re-appointment of Ms. Liu Hongxia as Independent Non-
     Executive Director of the Company, with immediate effect,
     for a term of 3 years, except subject to adjustments
     pursuant to the requirements of the relevant applicable laws
     and regulations                                                    Management For             Voted - For
26  Re-appointment of Mr. Zhu Genlin as Shareholder
     Representative Supervisor of the Company, with immediate
     effect, for a term of 3 years                                      Management For             Voted - For
27  Appointment of Mr. Hu Xupeng as Shareholder
     Representative Supervisor of the Company, with immediate
     effect, for a term of 3 years                                      Management For             Voted - For
28  Appointment of Mr. Wen Jianguo as Shareholder
     Representative Supervisor of the Company, with immediate
     effect, for a term of 3 years                                      Management For             Voted - For
29  Re-appointment of Mr. Li Jiangning as Shareholder
     Representative Supervisor of the Company, with immediate
     effect, for a term of 3 years                                      Management For             Voted - For
30  Re-appointment of Mr. Shi Jiliang as External Supervisor of the Company, with immediate effect, for a term of 3 years, except subject to adjustments pursuant to the requirements
     of the relevant applicable laws and regulations                    Management For             Voted - For
31  Re-appointment of Mr. Shao Ruiqing as External Supervisor of the Company, with immediate effect, for a term of 3
     years, except subject to adjustments pursuant to the
     requirements of the relevant applicable laws
     and regulations                                                    Management For             Voted - For
32  Approve the Mid-term Capital Management Plan for China
     Merchants Bank                                                     Management For             Voted - For
33  Approve the assessment report on the duty performance of
     Directors for the year 2009                                        Management For             Voted - For
34  Approve the assessment report on the duty performance of
     Supervisors for the year 2009                                      Management For             Voted - For
35  Approve the duty performance and cross-evaluation reports
     of Independent Non-Executive Directors for the year 2009           Management For             Voted - For
36  Approve the duty performance and cross-evaluation reports
     of External Supervisors for the year 2009                          Management For             Voted - For
37  Approve the related party transaction report for the year
     2009                                                               Management For             Voted - For
38  Appointment of Mr. Han Mingzhi as External Supervisor of
     the Company, with immediate effect, for a term of 3 years          Management For             Voted - For
                                                                  218





                                       Global X China Financials ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
RENHE COMMERCIAL HOLDINGS COMPANY LTD
 CUSIP: G75004104
 Meeting Type: Annual        Meeting Date: 23-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100523/LTN20100523053.pdf                                  Management None            Non-Voting
 2  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                            Management None            Non-Voting
 3  Receive the audited consolidated financial statements of the
     Company and its subsidiaries for the YE 31 DEC 2009
     together with the reports of the Directors of the Company
     and the Independent Auditors                                      Management For             Voted - For
 4  Declare a final dividend for the YE 31 DEC 2009                    Management For             Voted - For
 5  Re-elect Mr. Dai Yongge as a Director                              Management For             Voted - For
 6  Re-elect Mr. Lin Zijing as a Director                              Management For             Voted - For
 7  Re-elect Ms. Jiang Mei as a Director                               Management For             Voted - For
 8  Re-elect Ms. Zhang Xingmei as a Director                           Management For             Voted - For
 9  Re-elect Mr. Ho Gilbert Chi Hang as a Director                     Management For             Voted - For
 10 Re-elect Mr. Wang Shengli as a Director                            Management For             Voted - For
 11 Authorize the Board of Directors to fix the remuneration of
     the Directors                                                     Management For             Voted - For
 12 Re-appoint Messrs. KPMG as the Auditors of the Company
     and authorize the Board of Directors to fix their
     remuneration                                                      Management For             Voted - For
 13 Authorize the Directors to allot and issue shares of the
     Company as specified in the Ordinary Resolution 6 in the
     notice of AGM                                                     Management For             Voted - For
 14 Authorize the Directors to repurchase shares of the
     Company as specified in the Ordinary Resolution 7 in the
     notice of AGM                                                     Management For             Voted - For
 15 Approve to extend the power granted to the Directors under
     Resolution 6 to allot and issue shares as specified in the
     ordinary resolution 8 in the notice of AGM                        Management For             Voted - For
 16 Please Note That This Is A Revision Due To
     Removal Of Record Date. If You Have Already
     Sent In Your Votes, Please Do Not Return This
     Proxy Form Unless You Decide To Amend Your
     Original Instructions. Thank You.                                 Management None            Non-Voting
CHINA CONSTR BK CORP
 CUSIP: Y1397N101
 Meeting Type: Class Meeting           Meeting Date: 24-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100507/LTN20100507935.pdf                                  Management None            Non-Voting
 2  Approve the proposed Rights Issue of A shares and H
     shares: type and nominal value of Rights Shares                   Management For             Voted - For
                                                                 219





                                       Global X China Financials ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
 3  Approve the proposed Rights Issue of A shares and H
     shares: proportion and number of shares to be issued             Management For             Voted - For
 4  Approve the proposed Rights Issue of A shares and H
     shares: subscription price of the Rights Issue                   Management For             Voted - For
 5  Approve the proposed Rights Issue of A shares and H
     shares: target subscribers                                       Management For             Voted - For
 6  Approve the proposed Rights Issue of A shares and H
     shares: use of proceeds                                          Management For             Voted - For
 7  Approve the proposed Rights Issue of A shares and H
     shares: arrangement for the accumulated undistributed
     profits of the Bank prior to the Rights Issue                    Management For             Voted - For
 8  Approve the proposed Rights Issue of A shares and H
     shares: effective period of the resolution                       Management For             Voted - For
CHINA CONSTR BK CORP
 CUSIP: Y1397N101
 Meeting Type: Annual        Meeting Date: 24-Jun-2010
 1  Approve the 2009 report of Board of Directors                     Management For             Voted - For
 2  Approve the 2009 report of Board of Supervisors                   Management For             Voted - For
 3  Approve the 2009 final financial accounts                         Management For             Voted - For
 4  Approve the 2010 fixed assets investment budget                   Management For             Voted - For
 5  Approve the profit distribution plan for 2009                     Management For             Voted - For
 6  Approve the 2009 final emoluments distribution plan for
     Directors and Supervisors                                        Management For             Voted - For
 7  Approve the appointment of Auditors for 2010                      Management For             Voted - For
 8  Approve the proposed Rights Issue of A Shares and H
     Shares: Type and nominal value of Rights Shares                  Management For             Voted - For
 9  Approve the proposed Rights Issue of A Shares and H
     Shares: Proportion and number of Shares to be issued             Management For             Voted - For
 10 Approve the proposed Rights Issue of A Shares and H
     Shares: Subscription Price of the Rights Issue                   Management For             Voted - For
 11 Approve the proposed Rights Issue of A Shares and H
     Shares: Target subscribers                                       Management For             Voted - For
 12 Approve the proposed Rights Issue of A Shares and H
     Shares: Use of Proceeds                                          Management For             Voted - For
 13 Approve the proposed Rights Issue of A Shares and H
     Shares: Arrangement for the accumulated undistributed
     profits of the Bank prior to the Rights Issue                    Management For             Voted - For
 14 Approve the proposed Rights Issue of A Shares and H
     Shares: Effective period of the resolution                       Management For             Voted - For
 15 Approve the authorizations for the Rights Issue of A shares
     and H shares                                                     Management For             Voted - For
 16 Approve the feasibility report on the proposed use of
     proceeds raised from the rights issue of A shares and H
     shares                                                           Management For             Voted - For
 17 Approve the report on the use of proceeds from the
     previous A share issue                                           Management For             Voted - For
 18 Approve the mid-term plan of capital management                   Management For             Voted - For
 19 Election of Mr. Guo Shuqing to continue serving as an
     Executive Director of the Bank                                   Management For             Voted - For
                                                                220





                                               Global X China Financials ETF
Proposal                                                           Proposed by Mgt. Position Registrant Voted
20  Election of Mr. Zhang Jianguo to continue serving as an
     Executive Director of the Bank                                    Management For             Voted - For
21  Election of Lord Peter Levene to continue serving as an
     Independent Non-Executive Director of the Bank                    Management For             Voted - For
22  Election of Dame Jenny Shipley to continue serving as an
     Independent Non-Executive Director of the Bank                    Management For             Voted - For
23  Election of Ms. Elaine La Roche to continue serving as an
     Independent Non-Executive Director of the Bank                    Management For             Voted - For
24  Election of Mr. Wong Kai-Man to continue serving as an
     Independent Non-Executive Director of the Bank                    Management For             Voted - For
25  Election of Ms. Sue Yang to serve as Non-Executive
     Director of the Bank                                              Management For             Voted - For
26  Election of Mr. Yam Chi Kwong, Joseph to serve as an
     Independent Non-Executive Director of the Bank                    Management For             Voted - For
27  Election of Mr. Zhao Xijun to serve as an Independent Non-
     Executive Director of the Bank                                    Management For             Voted - For
28  Election of Mr. Xie Duyang to continue serving as
     shareholder representative Supervisor of the Bank                 Management For             Voted - For
29  Election of Ms. Liu Jin to continue serving as shareholder
     representative Supervisor of the Bank                             Management For             Voted - For
30  Election of Mr. Guo Feng to continue serving as External
     Supervisor of the Bank                                            Management For             Voted - For
31  Election of Mr. Dai Deming to continue serving as External
     Supervisor of the Bank                                            Management For             Voted - For
32  Election of Mr. Song Fengming to serve as shareholder
     representative Supervisor of the Bank                             Management For             Voted - For
33  Election of Mr. Zhu xiaohuang as an Executive Director of
     the bank                                                          Management For             Voted - For
34  Election of Ms. Wang Shumin as an Non-Executive Director
     of the bank                                                       Management For             Voted - For
35  Election of Mr. Wang Yong as an Non-Executive Director of
     the bank                                                          Management For             Voted - For
36  Election of Ms. Li Xiaoling as an Non-Executive Director of
     the bank                                                          Management For             Voted - For
37  Election of Mr. Zhu Zhenmin as an Non-Executive Director
     of the bank                                                       Management For             Voted - For
38  Election of Mr. Lu Xiaoma as an Non-Executive Director of
     the bank                                                          Management For             Voted - For
39  Election of Ms. Chen Yuanling as an Non-Executive
     Director of the bank                                              Management For             Voted - For
40  Approve the adjustment of items of delegation of authorities
     by the shareholders' general meeting                              Management For             Voted - For
41  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 680264 DUE TO ADDITION OF
     RESOLUTIONS. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                                Management None            Non-Voting
                                                                 221





                                       Global X China Financials ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
FRANSHION PROPERTIES (CHINA) LTD
 CUSIP: Y2642B108
 Meeting Type: Annual        Meeting Date: 25-Jun-2010
 1  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/
     sehk/20100524/LTN20100524592.pdf                                 Management None            Non-Voting
 2  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL
     RESOLUTIONS. THANK YOU.                                          Management None            Non-Voting
 3  Approve the Audited consolidated financial statements and the reports of the Directors and the Auditors for the YE 31
     DEC 2009                                                         Management For             Voted - For
 4  Approve to declare a final dividend for the YE 31 DEC 2009        Management For             Voted - For
 5  Re-elect Mr. Luo Dongjiang as a Non-Executive Director of
     the Company                                                      Management For             Voted - For
 6  Re-appointment of Ernst & Young as the Auditors of the
     Company and to authorize the Board of Directors of the
     Company to fix their remuneration                                Management For             Voted - For
 7  Approve a general mandate to the Directors to repurchase
     shares, as specified                                             Management For             Voted - For
 8  Approve a general mandate to the Directors to issue new
     shares, as specified                                             Management For             Voted - For
 9  Approve the extension of the general mandate to the
     Directors to issue new shares based on the number of
     shares repurchased, as specified                                 Management For             Voted - For
FRANSHION PROPERTIES (CHINA) LTD
 CUSIP: Y2642B108
 Meeting Type: Extraordinary Meeting Date: 25-Jun-2010
 1  PLEASE NOTE IN THE HONG KONG MARKET THAT A
     VOTE OF ABSTAIN WILL BE TREATED THE SAME AS
     A TAKE NO ACTION VOTE.                                           Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL
     LINK:http://www.hkexnews.hk/listedco/listconews/
     sehk/20100607/LTN20100607447.pdf                                 Management None            Non-Voting
 3  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR
     RESOLUTIONS 1. THANK YOU.                                        Management None            Non-Voting
 4  Approve and ratify and confirm the Acquisition Agreement, the Joint Venture Contract, and the transactions
     contemplated under the abovementioned documents
     [including the Transactions] [each capitalized term as
     defined and described in the circular to the shareholders of the Company dated 08 JUN 2010], and to authorize the
     Directors of the Company to do all such deeds, acts,
     matters or things necessary or desirable for the purpose of
     or in connection with the implementation of the foregoing        Management For             Voted - For
                                                                   222





                                   Global X China Financials ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
PICC PROPERTY AND CASUALTY COMPANY LTD
 CUSIP: Y6975Z103
 Meeting Type: Annual    Meeting Date: 25-Jun-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 700361 DUE TO ADDITION OF
     RESOLUTION. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                                Management None            Non-Voting
 2  PLEASE NOTE THAT THE COMPANY NOTICE IS
     AVAILABLE BY CLICKING ON THE URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100430
     /LTN20100430306.pdf
     http://www.hkexnews.hk/listedco/listconews/sehk/20100610
     /LTN20100610084.pdf                                               Management None            Non-Voting
 3  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR
     RESOLUTIONS 1 TO 12 AND 14. THANK YOU.                            Management None            Non-Voting
 4  Approve the report of the Board of Directors of the
     Company for 2009                                                  Management For             Voted - For
 5  Approve the Report of the Supervisory Committee of the
     Company for 2009                                                  Management For             Voted - For
 6  Approve the audited financial statements and the Report of
     the Auditors of the Company for the YE 31 DEC 2009                Management For             Voted - For
 7  Approve the Profit Distribution Plan of the Company for the
     YE 31 DEC 2009                                                    Management For             Voted - For
 8  Approve Directors' fees for 2010                                   Management For             Voted - For
 9  Approve the Supervisors' fees for 2010                             Management For             Voted - For
 10 Re-appoint Ernst & Young as the International Auditors of the Company and Ernst & Young Hua Ming as the domestic
     auditors of the Company to hold office until the conclusion of the next AGM, and authorize the Board of Directors to fix
     their remuneration                                                Management For             Voted - For
 11 Approve to grant a general mandate to the Board of
     Directors to separately or concurrently issue, allot or deal with additional domestic shares and H shares in the
     Company not exceeding 20% of each of the aggregate
     nominal amount of the domestic shares and H shares of
     the Company in issue within 12 months from the date on
     which shareholders' approval is obtained, and authorize the
     Board of Directors to increase the registered capital of the
     Company and make corresponding amendments to the
     Articles of Association of the Company as it thinks fit so as to reflect the new capital structure upon the issue or
     allotment of shares                                               Management For             Voted - For
 12 Approve the proposed amendments to the Articles of
     Association, and authorize the Chairman of the Board of
     Directors or his authorized person to make amendments to
     the Articles of Association as he deems necessary,
     appropriate and expedient in accordance with the
     applicable laws, regulations and the requirements of China
     Insurance Regulatory Commission and other relevant
     authorities                                                       Management For             Voted - For
                                                               223





                                    Global X China Financials ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
 13 Approve the proposed amendments to the Procedural Rules
     for Shareholders' General Meeting, and authorize the
     Chairman of the Board of Directors or his authorized
     person to make corresponding revisions to these proposed
     amendments as he deems necessary and appropriate in
     accordance with the requirements imposed by the relevant
     regulatory authorities and by the stock exchange of the
     place where the Company is listed from time to time during
     the approval process                                             Management For             Voted - For
 14 Approve the proposed amendments to the Procedural Rules
     for the Board of Directors, and authorize the Chairman of
     the Board of Directors or his authorized person to make
     corresponding revision to these proposed amendments as
     he deems necessary and appropriate in accordance with
     the requirements imposed by the relevant regulatory
     authorities and by the stock exchange of the place where
     the Company is listed from time to time during the approval
     process                                                          Management For             Voted - For
 15 Approve the proposed amendments to the Working Rules
     for the Supervisory Committee, and authorize the Chairman
     of the Supervisory Committee or his authorized person to
     make corresponding revision to these proposed
     amendments as he deems necessary and appropriate in
     accordance with the requirements imposed by the relevant
     regulatory authorities and by the stock exchange of the
     place where the Company is listed from time to time during
     the approval process                                             Management For             Voted - For
 16 To review the Duty Report of the Independent Directors for
     the Year 2009                                                    Management None            Non-Voting
 17 Authorize the Board of Directors to issue of a 10-year
     subordinated term debts with an aggregate principal amount of not exceeding RMB 8,000 million by the Company, and to
     determine the terms and conditions and other relevant
     matters of such issue, and do all such acts and things or
     execute all such documents as it may in its opinion consider necessary, appropriate or expedient for the purpose of
     effecting or otherwise in connection with such issue or any
     matter incidental thereto                                        Management For             Voted - For
 18 PLEASE NOTE THAT THIS IS A REVISION DUE TO
     CHANGE IN VOTING OPTIONS COMMENT. IF YOU
     HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
     NOT RETURN THIS PROXY FORM UNLESS YOU
     DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
     THANK YOU.                                                       Management None            Non-Voting
PING AN INSURANCE (GROUP) COMPANY OF CHINA LTD
 CUSIP: Y69790106
 Meeting Type: Annual     Meeting Date: 29-Jun-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 695378 DUE TO ADDITION OF
     RESOLUTION. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                               Management None            Non-Voting
                                                                224





                                               Global X China Financials ETF
Proposal                                                           Proposed by Mgt. Position Registrant Voted
2   PLEASE NOTE THAT IMPORTANT ADDITIONAL
     MEETING INFORMATION IS AVAILABLE BY CLICKING
     ON THE MATERIAL URL LINK:
     http://www.hkexnews.hk/listedco/listconews/sehk/20100427
     /LTN201004271129.pdf &
     http://www.hkexnews.hk/listedco/listconews/sehk/20100511
     /LTN20100511535.pdf                                               Management None            Non-Voting
3   Approve the report of the Board of Directors of the
     Company for the YE 31 DEC 2009                                    Management For             Voted - For
4   Approve the report of the Supervisory Committee of the
     Company for the YE 31 DEC 2009                                    Management For             Voted - For
5   Approve the annual report of the Company and its summary
     for the YE 31 DEC 2009                                            Management For             Voted - For
6   Approve the report of the Auditors and audited financial
     statements of the Company for the YE 31 DEC 2009                  Management For             Voted - For
7   Approve the profit distribution plan and the recommendation
     for the final dividend for the YE 31 DEC 2009                     Management For             Voted - For
8   Re-appointment of Ernst & Young Hua Ming as the PRC
     Auditors and Ernst & Young as the international Auditors of the Company to hold office until the conclusion of the next
     AGM and to authorize the Board of Directors to fix their
     remuneration                                                      Management For             Voted - For
9   Appointment of Mr. David Fried as a Non-executive Director
     of the Company                                                    Management For             Voted - For
10  Amend the Articles of Association of the Company, and to
     authorize the Board of Directors to make further
     amendments to the Articles of Association of the Company
     that it considers necessary, appropriate or expedient in
     accordance with the applicable laws and regulations, and
     the requirements of China Insurance Regulatory
     Commission and other relevant regulatory authorities              Management For             Voted - For
11  Approve to give a general mandate to the Board of
     Directors to issue, allot and deal with additional H shares not exceeding 20% of the H shares of the Company in issue
     and authorize the Board of Directors to make corresponding amendments to the Articles of Association as it thinks fit so as to reflect the new capital structure upon the allotment or
     issuance of shares                                                Management For             Voted - For
12  To consider and review the Performance Report of the
     Directors for the Year 2009 of the Company                        Management None            Non-Voting
13  To consider and review the Report on Connected
     Transactions and Implementation of Management System
     of Connected Transactions for 2009                                Management None            Non-Voting
14  Approve the holders of the 299,088,758 H shares of the
     Company which were newly issued on 06 MAY 2010 are
     entitled to receive the final dividend for the YE 31 DEC
     2009, if any, as the other shareholders of the Company are
     entitled to                                                       Management For             Voted - For
15  Approve the proposed further amendments to the Articles of
     Association of the Company as set out in Appendix I to the
     supplemental circular to be dispatched to shareholders of
     the Company on 11 MAY 2010; and authorize the Chairman
     of the Board of Directors or a person authorized by him to make appropriate amendments to the Articles of
                                                                           225





                                                 Global X China Financials ETF
Proposal                                                                 Proposed by Mgt. Position Registrant Voted
        Association whenever necessary in the process of
        submitting the same for approval, as required from time to time by the relevant regulatory authorities, administration of
        industry and commerce as well as the stock exchanges                 Management For             Voted - For
                                                                       226





                                              Global X Copper Miners ETF
 Proposal                                                             Proposed by Mgt. Position Registrant Voted
ANTOFAGASTA P L C
 Security: G0398N128  Ticker:
 Meeting Type: Annual             Meeting Date: 09-Jun-2010
 1  Receive and adopt the Directors' and Auditors reports and
     the financial statements for the YE 31 DEC 2009                      Management For             Voted - For
 2  Approve the remuneration report for the YE 31 DEC 2009                Management For             Voted - For
 3  Declare a final dividend                                              Management For             Voted - For
 4  Re-elect Mr. C.H. Bailey as a Director                                Management For             Voted - For
 5  Re-elect Mr. W.M. Hayes as a Director                                 Management For             Voted - For
 6  Re-elect Mr. G.S. Menendez as a Director                              Management For             Voted - For
 7  Re-elect Mr. D.E. Yarur as a Director                                 Management For             Voted - For
 8  Re-elect Deloitte LLP as the Auditors of the Company to
     hold office from the conclusion of this meeting until the
     conclusion of the next general meeting at which the
     accounts are laid before the Company and to authorize the
     Directors to fix their remuneration                                  Management For             Voted - For
 9  Authorize the Directors of the Company, in substitution for all existing authorities, in accordance Section 551 of the
     Companies Act 2006 to: A) allot shares as defined in
     Section 540 of the Companies Act 2006 in the Company or
     grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount
     of GBP 16,430,945; and B) allot equity securities as
     defined in Section 560 of the Companies Act 2006 up to an
     aggregate nominal amount of GBP 32,861,890 such
     amount to be reduced by the aggregate nominal amount of
     shares allotted or rights to subscribe for or to convert any security into shares in the Company granted under
     paragraph A of this Resolution 9 in connection with an
     offer by way of a rights issue; i to ordinary shareholders in
     proportion as nearly as may be practicable CONTD.                    Management For             Voted - For
 10 .CONTD to their existing holdings; and ii to holders of
     other equity securities as defined in Section 560 1 of the
     Companies Act 2006 as required by the rights of those
     securities or, subject to such rights, as the Directors
     otherwise consider necessary; and so that the Directors
     may impose any limits or restrictions and make any
     arrangements which they consider necessary or appropriate
     to deal with treasury shares, fractional entitlements, record dates or legal, regulatory or practical problems in, or under the laws of, any territory or any other matter Authority the earliier at the end of the Company's next AGM to be held in
     2011 or on 30 JUN 2011 but, in each case, so that the
     Company may make offers and enter into agreements
     before the authority expires which would or
     might, CONTD.                                                        Management None            Non-Voting
 11 .CONTD require shares to be allotted or rights to subscribe for or to convert any security into shares to be granted after the authority expires and the Directors may allot shares or grant such rights under any such offer or agreement as if
     the authority had not expired                                        Management None            Non-Voting
                                                                    227





                                                Global X Copper Miners ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
12  Authorize the Directors of the Company,, in substitution for all existing powers and subject to the passing of resolution
     9, pursuant to Section 570 of the Companies Act 2006 to
     allot equity securities as defined in Section 560 of the
     Companies Act 2006 for cash pursuant to the authority
     granted by Resolution 9 and/or where the allotment
     constitutes an allotment of equity securities by virtue of
     Section 560 3 of the Companies Act 2006, in each case
     free of the restriction in Section 561 of the Companies Act
     2006, such power to be limited: A) to the allotment of equity securities in connection with an offer of equity securities but in the case of an allotment pursuant to the authority granted by paragraph B of resolution 9, such power shall be limited
     to the allotment of equity securities in CONTD.                     Management For             Voted - For
13  .CONTD connection with an offer by way of a rights issue only : i to ordinary shareholders in proportion as nearly as may be practicable to their existing holdings; and ii to
     holders of other equity securities as defined in Section 560
     1 of the Companies Act 2006 as required by the rights of
     those securities or, subject to such rights, as the Directors otherwise consider necessary; and so that the Directors
     may impose any limits or restrictions and make any
     arrangements which they consider necessary or appropriate
     to deal with treasury shares, fractional entitlements, record dates or legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and B) to the allotment of equity securities pursuant to the authority
     granted by paragraph A of resolution 9 and or allotment
     CONTD.                                                              Management None            Non-Voting
14  .CONTD which constitutes an allotment of equity securities by virtue of Section 560 3 of the Companies Act 2006, in
     each case otherwise than in the circumstances set out in
     paragraph A of this Resolution 10 up to a nominal amount
     of GBP 2,464,641, Authority expires the earlier at the end of the Company's next AGM to be held in 2011 or on 30
     JUN 2011 but so that the Company may make offers and
     enter into agreements before the power expires which
     would or might, require equity securities to be allotted after the power expires and the Directors may allot equity
     securities under any such offer or agreement as if the power
     had not expired                                                     Management None            Non-Voting
15  Authorize the Company, to make one or more market
     purchases within the meaning of Section 693 4 of the
     Companies Act 2006 of ordinary shares of 5p in the capital of the Company Ordinary Shares provided that: A the
     maximum aggregate number of ordinary shares authorized
     to be purchased is GBP 98,585,669 representing 10% of
     the issued ordinary share capital ; B the minimum price
     which may be paid for an ordinary share is 5p; C the
     maximum price which may be paid for an ordinary share is
     an amount equal to 105%of the average of the middle
     market quotations for an ordinary share as derived from The
     London Stock Exchange Daily official list for the 5 business days immediately preceding the day on which that ordinary
     share is purchased; Authority expires the earlier of the
     conclusion of the next AGM of the Company CONTD.                    Management For             Voted - For
                                                                           228





                                             Global X Copper Miners ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
 16 .CONTD to be held in 2011 or on 30 JUN 2011 ; and the
     Company may make a contract to purchase ordinary shares
     under this authority before the expiry of the authority which will or may be executed wholly or partly after the expiry of the authority, and may make purchase of ordinary shares in
     pursuance of any such contract                                     Management None            Non-Voting
 17 Approve, that a general meeting of the Company other than an AGM may be called on not less than 14 clear
     days notice                                                        Management For             Voted - For
 18 Amend the Articles of Association of the Company by
     deleting all the provisions of the Company's Memorandum
     of Association which, by virtue of Section 28 Companies Act
     2006, are to be treated as provisions of the Company's
     Articles of Association; and adopt the Articles of Association as specified as the Articles of Association of the Company in substitution for, and to the exclusion of, the existing
     Articles of Association                                            Management For             Voted - For
CONTINENTAL MINERALS CORP NEW
 Security: 211653100 Ticker:
 Meeting Type: MIX                          Meeting Date: 24-Jun-2010
 1  Receive and consider the consolidated financial statements for its fiscal period ended 31 DEC 2009, report of the
     auditor and related management discussion and analysis             Management None            Non-Voting
 2  Election of Rene G. Carrier as a Director                           Management For             Voted - For
 3  Election of David J. Copeland as a Director                         Management For             Voted - For
 4  Election of Scott D. Cousens as a Director                          Management For             Voted - For
 5  Election of Robert A. Dickinson as a Director                       Management For             Voted - For
 6  Election of Gordon J. Fretwell as a Director                        Management For             Voted - For
 7  Election of Gerald Panneton as a Director                           Management For             Voted - For
 8  Election of Ronald Thiessen as a Director                           Management For             Voted - For
 9  Election of Zhi Wang as a Director                                  Management For             Voted - For
 10 Election of Jie (Jack) Yang as a Director                           Management For             Voted - For
 11 Election of Lydia Yang as a Director                                Management For             Voted - For
 12 Election of Jianqing (Jack) Ma as a Director                        Management For             Voted - For
 13 Appointment of KPMG LLP as the Auditors of the
     Corporation for the ensuing year                                   Management For             Voted - For
 14 Approve the continuance of the Corporation's rolling 10%
     share option plan                                                  Management For             Voted - For
 15 Amend the Articles of the Corporation as specified                  Management For             Voted - For
 16 PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE ''IN FAVOR OR AGAINST ONLY FOR
     RESOLUTIONS 3 AND 4 AND IN FAVOR OR ''ABSTAIN
     ONLY FOR RESOLUTION NUMBERS 1 AND 2. THANK
     YOU                                                                Management None            Non-Voting
                                                                       229





                                              Global X Copper Miners ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
HUDBAY MINERALS INC
 Security: 443628102  Ticker:
 Meeting Type: Annual             Meeting Date: 24-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR
     RESOLUTION 1.8 AND 'IN FAVOR' OR 'ABSTAIN' ONLY
     FOR RESOLUTION NUMBERS 1.1 TO 1.7 AND 2.
     THANK YOU.                                                      Management None            Non-Voting
 2  To receive HudBay's audited consolidated financial
     statements for the YE 31 DEC 2009 and the Auditor's report
     thereon                                                         Management None            Non-Voting
 3  Election of J. Bruce Barraclough as a Director                   Management For             Voted - For
 4  Election of Alan R. Hibben as a Director                         Management For             Voted - For
 5  Election of W. Warren Holmes as a Director                       Management For             Voted - For
 6  Election of John L. Knowles as a Director                        Management For             Voted - For
 7  Election of Alan J. Lenczner as a Director                       Management For             Voted - For
 8  Election of Kenneth G. Stowe as a Director                       Management For             Voted - For
 9  Election of G. Wesley Voorheis as a Director                     Management For             Voted - For
 10 Authorize the Board of Directors to fix the number of
     Directors from time to time                                     Management For             Voted - For
 11 Appointment of Deloitte & Touche LLP as the Auditor of the
     Company for the ensuing year and authorize the Board of
     Directors, upon the recommendation of the Audit
     Committee, to fix the Auditor's remuneration                    Management For             Voted - For
 12 Transact such other business                                     Management None            Non-Voting
MERCATOR MINERALS LTD
 Security: 587582107  Ticker:
 Meeting Type: Annual             Meeting Date: 25-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR
     RESOLUTIONS 1 AND 'IN FAVOR' OR 'ABSTAIN' ONLY
     FOR RESOLUTION NUMBERS 2.1 TO 2.8 AND 3.
     THANK YOU                                                       Management None            Non-Voting
 2  To receive the audited annual financial statements of the
     Company for its FYE 31 DEC 2009                                 Management None            Non-Voting
 3  Approve to set the number of Directors at 8                      Management For             Voted - For
 4  Election of Joseph M. Keane as a Director for the ensuing
     year                                                            Management For             Voted - For
 5  Election of Raymond R. Lee as a Director for the ensuing
     year                                                            Management For             Voted - For
 6  Election of Michael D. Lindeman as a Director for the
     ensuing year                                                    Management For             Voted - For
 7  Election of Stephen P. Quin as a Director for the ensuing
     year                                                            Management For             Voted - For
 8  Election of Robert J. Quinn as a Director for the ensuing
     year                                                            Management For             Voted - For
 9  Election of Michael L. Surratt as a Director for the ensuing
     year                                                            Management For             Voted - For
 10 Election of Gavin Thomas as a Director for the ensuing year      Management For             Voted - For
                                                                        230





                                                Global X Copper Miners ETF
Proposal                                                         Proposed by Mgt. Position Registrant Voted
11  Election of Ronald Earl Vankoughnett as a Director for the
     ensuing year                                                    Management For             Voted - For
12  Appointment of BDO Canada LLP, Chartered Accountants,
     as the Auditors of the Company for the ensuing year and
     authorize the Directors to fix their remuneration               Management For             Voted - For
13  Transaction such other business                                  Management None            Non-Voting
                                                               231





                                  Global X FTSE Nordic 30 ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
DNB NOR ASA, OSLO
 Security: R1812S105
 Meeting Type: Extraordinary Meeting Date: 19-Nov-2009
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                              Management None            Non-Voting
 2  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                                   Management None            Non-Voting
 3  Opening of the EGM by the Chairman of the Supervisory
     Board                                                               Management For             Voted - For
 4  Approve the notice and agenda                                        Management For             Voted - For
 5  Elect 1 person to co- sign the minutes of the EGM together
     with the Chairman of the meeting                                    Management For             Voted - For
 6  Approve to increase the share capital by minimum NOK 1
     400,000,000 and maximum NOK 14,000,000,000, from
     NOK 13,326,536,150 to minimum NOK 14,726,536,150 and
     maximum NOK 27,326,536,150, by the issuance of
     minimum 140,000,000 and maximum 1,400,000,000 new
     shares, each with a nominal value of NOK 10; shareholders
     who are registered in the Company's shareholder register
     as at 24 NOV 2009 shall have preferential rights to
     subscribe for the new shares corresponding to their pro rata holdings of shares in the Company, tradable subscription
     rights will be issued, oversubscription and subscription
     without subscription rights are permitted; the Company shall prepare a prospectus that shall be approved by the Oslo
     Stock Exchange in connection with the rights offering,
     unless the Board of Directors decides otherwise, the
     prospectus shall not be registered with or approved by any foreign prospectus authority, the new shares cannot be
     subscribed for by investors in jurisdictions in which it is not permitted to offer new shares, with respect to any
     shareholder that in the Company's view is not entitled to
     subscribe for new shares due to limitations imposed by laws or regulations of the jurisdiction where such shareholder is a resident or citizen, the Company or someone appointed or
     instructed by it may sell such shareholder's subscription
     rights against transfer of the net proceeds from such sale to the shareholder; allocation of the new shares shall be made by the Board of Directors, the following allocation criteria shall apply: allocation will be made to subscribers on the
                                                                   232





                                             Global X FTSE Nordic 30 ETF
Proposal                                                                  Proposed by Mgt. Position Registrant Voted
        basis of granted and acquired subscription rights which
        have been validly exercised during the subscription period;
        If not all subscription rights are exercised, subscribers
        having exercised their subscription rights and who have
        over-subscribed will be allocated additional new shares on a pro rata basis based on the number of subscription rights
        exercised by each such subscribe, to the extent that pro
        rata allocation is not possible, the Company will determine the allocation by the drawing of lot; new shares not
        allocated pursuant to this resolution above will be allocated to subscribers not holding subscription rights, allocation will be sought made on a pro rata basis based on the relevant
        subscription amounts, provided, however, that such
        allocations may be rounded down to the nearest round lot,
        which is 200 share; new shares not allocated pursuant to
        this resolution above will be subscribed by, and allocated to, the underwriters or investors appointed by the underwriters based on and in accordance with the underwriting
        obligations of the respective underwriters; the subscription price in the rights offering shall be between NOK 10 and
        NOK 100 per share, the subscription amount shall be paid
        in cash; the subscription period shall commence on 26 NOV
        2009 and end at 17:30 (CET) on 10 DEC 2009, however, if
        the prospectus is not approved in time to maintain this
        subscription period, the subscription period shall commence on the fourth trading day on the Oslo Stock Exchange after such approval has been obtained and end at 17:30 (CET)
        two weeks thereafter, shares not subscribed for at the
        expiry of the subscription period which thus will be allocated to the underwriters, shall be subscribed for by the
        underwriters within 5 business days after the expiry of the subscription period; the due date for payment for the new
        shares is 17 DEC 2009 or the fifth trading day on the Oslo
        Stock Exchange after the expiry of the subscription period if the subscription period is postponed in accordance with
        This resolution above, when subscribing for shares, each
        subscriber with a Norwegian bank account must by
        completion of the subscription form grant DnB NOR Bank
        ASA a one-time power of attorney to debit a stated
        Norwegian bank account for the subscription amount
        corresponding to the number of allocated shares, upon
        allocation, the allocated amount will be debited the account of the subscriber, the debit will take place on or around the due date for payment, payment of the subscription amount
        by subscribers without a Norwegian bank account shall be
        made to the Company's bank account for share issues, the
        new shares will give full shareholder rights in the Company, including the right to dividends, from the time the share
        capital increase is registered with the Norwegian Register of
        Business Enterprises; Article 2-1 of the Company's Articles
        of Association shall be amended to reflect the new share
        capital and number of shares following the share capital
        increase; as underwriting commission for the guarantee for subscription the underwriters Morgan Stanley & Co.
        International plc, Citigroup Global Markets Limited, the DnB
        NOR Savings Bank Foundation [Sparebankstiftelsen DnB
        NOR] and the National Insurance Fund [Folketrygdfondet]
                                                                        233





                                  Global X FTSE Nordic 30 ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
     shall receive an amount equal to 1.25% of their respective shares of the underwritten amount; the implementation of
     the share capital increase is conditional upon the
     Norwegian Financial Supervisory Authority [Kredittilsynet]
     granting the necessary approvals, the Board of Directors
     shall not be permitted to implement the share capital
     increase with a lower amount than determined in this
     resolution                                                       Management For             Voted - For
 7  Amend the Articles 3-4, 7-1, and 9-1 of the Company's
     Articles of Association with effect from the time the
     amendments are approved by the Financial Supervisory
     Authority of Norway [Kredittilsynet], as specified               Management For             Voted - For
 8  Please Note That This Is A Revision Due To
     Change In Blocking Status. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                     Management None            Non-Voting
TELENOR ASA, FORNEBU
 Security: R21882106
 Meeting Type: Extraordinary Meeting Date: 30-Nov-2009
 1  Market Rules Require Disclosure Of
     Beneficial Owner Information For All Voted
     Accounts. If An Account Has Multiple
     Beneficial Owners, You Will Need To Provide
     The Breakdown Of Each Beneficial Owner
     Name, Address And Share Position To Your
     Client Service Representative. This
     Information Is Required In Order For Your
     Vote To Be Lodged                                                Management None            Non-Voting
 2  Important Market Processing Requirement: A
     Beneficial Owner Signed Power Of Attorney
     (Poa) Is Required In Order To Lodge And
     Execute Your Voting Instructions In This
     Market. Absence Of A Poa, May Cause Your
     Instructions To Be Rejected. If You Have Any
     Questions, Please Contact Your Client
     Service Representative                                           Management None            Non-Voting
 3  Approve the notice and the agenda of the EGM                      Management For             Voted - For
 4  Elect a representative to sign the minutes of the EGM
     together with the Chairman of the meeting                        Management For             Voted - For
 5  Amend Section 8 of the Articles of Association as specified       Management For             Voted - For
ORKLA A S
 Security: R67787102
 Meeting Type: Extraordinary Meeting Date: 10-Dec-2009
 1  Market Rules Require Disclosure Of
     Beneficial Owner Information For All Voted
     Accounts. If An Account Has Multiple
     Beneficial Owners, You Will Need To Provide
     The Breakdown Of Each Beneficial Owner
     Name, Address And Share Position To Your
                                                                234





                                  Global X FTSE Nordic 30 ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
     Client Service Representative. This
     Information Is Required In Order For Your
     Vote To Be Lodged                                                Management None            Non-Voting
 2  Important Market Processing Requirement: A
     Beneficial Owner Signed Power Of Attorney
     (Poa) Is Required In Order To Lodge And
     Execute Your Voting Instructions In This
     Market. Absence Of A Poa, May Cause Your
     Instructions To Be Rejected. If You Have Any
     Questions, Please Contact Your Client
     Service Representative                                           Management None            Non-Voting
 3  Amend Article 16, second paragraph, and Article 15, first paragraph, first sentence of the Articles of Association as
     specified                                                        Management For             Voted - For
 4  In accordance with Article 17 of the Articles of Association, the proceedings of the general meeting shall be opened and
     chaired by the Chairman of the Corporate Assembly                Management None            Non-Voting
 5  Please Note That This Is A Revision Due To
     Change In Blocking Status. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                     Management None            Non-Voting
VESTAS WIND SYS A/S UTD KINGDOM
 Security: K9773J128
 Meeting Type: Extraordinary Meeting Date: 14-Jan-2010
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                           Management None            Non-Voting
 2  Amend Article 4.6 of the Articles of Associations for the
     proposed changed to the specified wordings                       Management For             Voted - For
 3  Authorize the Chairman of the general meeting to notify the notifiable decisions made by the general meeting to the
     Danish Commerce and Companies Agency and make the
     corrections in the documents which have been prepared in
     connection with these decisions to the extent that the
     Danish Commerce and Companies Agency requires so in
     order to register the decisions                                  Management For             Voted - For
KONE OYJ
 Security: X4551T105
 Meeting Type: Annual        Meeting Date: 01-Mar-2010
 1  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
                                                                   235





                                Global X FTSE Nordic 30 ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                               Management None            Non-Voting
 2  Opening of the meeting                                           Management None            Non-Voting
 3  Calling the meeting to order                                     Management None            Non-Voting
 4  Election of person to scrutinize the minutes and persons to
     supervise the counting of votes                                 Management None            Non-Voting
 5  Recording the legality of the meeting                            Management None            Non-Voting
 6  Recording the attendance at the meeting and adoption of
     the list of votes                                               Management None            Non-Voting
 7  Presentation of the annual accounts, the report of the Board
     of Directors and the Auditors report for the year 2009          Management None            Non-Voting
 8  Adopt the accounts                                               Management For             Voted - For
 9  Approve the actions on profit or loss: Boards proposal to pay dividend EUR 1.30 per share to B shares and 1,295
     EUR to A shares, Boards proposal to donate EUR
     3,500,000 to universities and distribute 100,000 B shares
     and max EUR 100,000 to Kone Corp
     Centennial Foundation                                           Management For             Voted - Against
 10 Grant discharge from liability                                   Management For             Voted - For
 11 Approve the remuneration of the Board Members                    Management For             Voted - For
 12 Approve the number of Board Members                              Management For             Voted - For
 13 Elect Messrs M. Alahuhta, A. Brunila, R. Hanhinen, A.
     Herlin, S. Kimura, S. Hamalainen-Lindfors, J. Kaskeala, S.
     Pietikainen as the Board Members and J. Herlin as the
     Deputy Member                                                   Management For             Voted - For
 14 Approve the remuneration of the Auditor(s]                       Management For             Voted - For
 15 Approve the number the Auditors                                  Management For             Voted - For
 16 Elect the Auditor(s]                                             Management For             Voted - For
 17 Approve to establish the Kone Corp Centennial Foundation
     and distribution of treasury shares                             Management For             Voted - Against
 18 Authorize the Board to decide on purchasing Company's
     own shares                                                      Management For             Voted - For
 19 Authorize the Board to decide on share issue and grant
     stock options and other special rights                          Management For             Voted - For
 20 Closing of the meeting                                           Management None            Non-Voting
 21 PLEASE NOTE THAT ABSTAIN VOTE AT QUALIFIED
     MAJORITY ITEMS (2/3) WORKS AGAINST PROPOSAL.
     THANK YOU                                                       Management None            Non-Voting
 22 PLEASE NOTE THAT THIS IS A REVISION DUE TO
     ADDITION OF COMMENT. IF YOU HAVE LREADY SENT
     IN YOUR VOTES, PLEASE DO NOT RETURN THIS
     PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
     ORIGINAL INSTRUCTIONS. THANK YOU.                               Management None            Non-Voting
VESTAS WIND SYS A/S UTD KINGDOM
 Security: K9773J128
 Meeting Type: Annual      Meeting Date: 17-Mar-2010
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
                                                                 236





                                          Global X FTSE Nordic 30 ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                              Management None            Non-Voting
2   PLEASE NOTE THAT IF THE CHAIRMAN OF THE
     BOARD OR A BOARD MEMBER IS APPOINTED AS
     PROXY, WHICH IS OFTEN THE CASE, CLIENTS CAN
     ONLY EXPECT THEM TO ACCEPT PRO-MANAGEMENT
     VOTES. THE ONLY WAY TO GUARANTEE THAT
     ABSTAIN AND/OR AGAINST VOTES ARE
     REPRESENTED AT THE MEETING IS TO SEND YOUR
     OWN REPRESENTATIVE. THE SUB CUSTODIAN BANKS
     OFFER REPRESENTATION SERVICES FOR AN ADDED
     FEE IF REQUESTED. THANK YOU                                         Management None            Non-Voting
3   Receive the report from the Board of Directors on the
     Company's activities during the past year                           Management For             Voted - For
4   Adopt the annual report                                              Management For             Voted - For
5   Approve to apply the profit for the year of EUR 564m as
     follows: transfer to reserve for net revaluation according to the equity method: EUR 66m; dividend: EUR 0m and
     retained earnings: EUR 498m                                         Management For             Voted - For
6   Re-elect Bent Erik Carlsen, Torsten Erik Rasmussen,
     Freddy Frandsen, Hakan Eriksson, Jorgen Huno
     Rasmussen, Jorn Anaer Thomsen, Kurt Anker Nielsen and
     Ola Rollen as Board Members                                         Management For             Voted - For
7   Appointment of PricewaterhouseCoopers, Statsautoriseret              Management For             Voted - For
8   Amend Articles 2(4), 2(8) and 3(4) which is numbered
     Article 3(5) in the new draft Articles Articles 3(1) - 3(4),
     Article 7(2), 8(1) and 13(1), Article 4(3), 4(4), 5(1),
     6(2), 6(3) of the Articles of Association                           Management For             Voted - For
9   Amend Articles 2, 3, 4, 5, 4(5), 6(5), 6(4), 7(2) and 7(3) of
     the Articles of Association                                         Management For             Voted - For
10  Amend Article 1(1) to effect that the secondary name Cotas
     Computer Technology A/s is deleted                                  Management For             Voted - For
11  Amend Article 1(2) of the Articles of Association in
     accordance with Section 28 of the Danish Companies Act,
     and as a consequence, Article 1(3) shall be re-numbered as
     Article 1 (2)                                                       Management For             Voted - For
12  Approve to rephrase Article 2(3) to the effect that it specifies that the Company's shares are registered with a central
     securities depository and that any dividends will be
     disbursed through such central securities depository                Management For             Voted - For
13  Approve that Article 2(9) concerning cancellation is deleted,
     as the provisions are no longer relevant to the Company             Management For             Voted - For
14  Approve that previous authorization to the Board of
     Directors in Article 3(1) to increase the Company's share
     capital is renewed to apply until 01 MAY 2011, allowing an increase of the share capital by a total nominal amount of
     DKK 20,370,410 20,370,410 shares                                    Management For             Voted - For
15  Approve that the previous authorization to the Board of
     Directors in Article 3(2) to increase the Company's share
     capital in connection with the issuance of employee shares
     is extended to expire on 01 MAY 2011                                Management For             Voted - For
                                                                           237





                                 Global X FTSE Nordic 30 ETF
 Proposal                                                              Proposed by Mgt. Position Registrant Voted
 16 Approve that the previous authorization to the Board of
     Directors in Article 3(3) to issue warrants and to carry out the relevant increase of the Company's share capital is
     extended to expire on 01 MAY 2011                                     Management For             Voted - For
 17 Approve to insert an authorization to the Board of Directors, in the Company's Articles of Association, for the Board of
     Directors to raise loans against the issuance of convertible debt instruments, the new provision will be inserted as
     Article 3(4) and the existing Article 3(4) will be renumbered to Article 3(5) and amended so that a conversion combined
     with an issuance of shares, pursuant to the authorization in
     Article 3(1), may only result in a capital increase of 10%            Management For             Voted - For
 18 Amend Article 4(2) to the effect that the Company's general meetings are held in Central Denmark Region or in the
     Capital Region of Denmark, as directed by the Board of
     Directors                                                             Management For             Voted - For
 19 Amend Article 5(2) to the effect that it clearly states that the general meeting can decide whether the Company shall
     have one or two Auditors                                              Management For             Voted - For
 20 Approve to insert a new provision, stipulating that the
     Company's general meetings may be held in English,
     provided that a simultaneous interpretation service into
     Danish is given, and that all documents pertaining to
     general meetings are available both in Danish and in
     English                                                               Management For             Voted - For
 21 Approve to insert a new provision Article 8(8) to the effect
     that the corporate language is English                                Management For             Voted - For
 22 Authorize the Company to purchase treasury shares, in the period until the next AGM, within a total nominal value of
     10% of the Company's share capital from time to time, in
     accordance with the relevant statutory provisions, the
     consideration for such shares may not deviate by more than
     10% from the closing price quoted by NASDAQ OMX
     Copenhagen at the time of purchase                                    Management For             Voted - For
 23 Approve a rider to the overall guidelines for incentive pay which were adopted at the AGM in 2009 to the effect that
     warrants, and not only options, can be issued under the
     existing authorization                                                Management For             Voted - For
 24 Authorize the Chairman of the meeting to file the registrable resolutions adopted by the general meeting with the Danish
     Commerce and Companies Agency and to make such
     amendments to the documents prepared in connection with
     these resolutions as may be required by the Danish
     Commerce and Companies Agency in connection with
     registration of the adopted resolutions                               Management For             Voted - For
 25 Any other business                                                     Management None            Non-Voting
UPM-KYMMENE CORP
 Security: X9518S108
 Meeting Type: Annual       Meeting Date: 22-Mar-2010
 1  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
                                                                     238





                                Global X FTSE Nordic 30 ETF
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                                  Management None            Non-Voting
 2  Opening of the meeting                                              Management None            Non-Voting
 3  Calling the meeting to order                                        Management None            Non-Voting
 4  Election of persons to scrutinize the minutes and to
     supervise the counting all votes                                   Management None            Non-Voting
 5  Recording the legality of the meeting                               Management None            Non-Voting
 6  Recording the attendance at the meeting and adoption of
     the list of votes                                                  Management None            Non-Voting
 7  Presentation of the financial statements, the consolidated financial statements, the report of the board of directors and
     the auditor's report for the year 2009                             Management None            Non-Voting
 8  Adopt the accounts                                                  Management For             Voted - For
 9  Approve the actions on profit or loss and the Board's
     proposal to pay a dividend of EUR 0,45 per share                   Management For             Voted - For
 10 Grant discharge from liability                                      Management For             Voted - For
 11 Approve the remuneration of Board Members                           Management For             Voted - For
 12 Approve the number of Board Members                                 Management For             Voted - For
 13 Election of the Board Nomination and Corporate
     Governance Committee's proposal to elect B.Brunow,
     B.Wahlroos, M.Alahuhta, K.Grotenfelt, V-M.Reinikkala,
     W.E.Lane, U.Ranin, J.Pesonen and Robert J. Routs                   Management For             Voted - For
 14 Approve the remuneration of the Auditor                             Management For             Voted - For
 15 Elect PricewaterhouseCoopers OY as the Auditors                     Management For             Voted - For
 16 Amend the Article 4 of the Articles of Association                  Management For             Voted - For
 17 Amend the Article 10 of the Articles of Association                 Management For             Voted - For
 18 Authorize the board to decide on acquiring Company's own
     shares                                                             Management For             Voted - For
 19 Authorize the Board to decide on issuing shares and special
     rights entitling to shares                                         Management For             Voted - For
 20 Approve the donations for philanthropic or similar purposes         Management For             Voted - Against
 21 Closing of the meeting                                              Management None            Non-Voting
 22 PLEASE NOTE THAT THIS IS A REVISION DUE TO
     CORRECTION IN DIRECTOR NAME AND ADDITION OF
     TEXT IN RESOLUTION NO. 3. IF YOU HAVE ALREADY
     SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
     PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
     ORIGINAL INSTRUCTIONS. THANK YOU.                                  Management None            Non-Voting
DANSKE BANK AS, COPENHAGEN
 Security: K22272114
 Meeting Type: Annual      Meeting Date: 23-Mar-2010
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
                                                                 239





                                          Global X FTSE Nordic 30 ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                              Management None            Non-Voting
2   PLEASE NOTE THAT IF THE CHAIRMAN OF THE
     BOARD OR A BOARD MEMBER IS APPOINTED AS
     PROXY, WHICH IS OFTEN THE CASE, CLIENTS CAN
     ONLY EXPECT THEM TO ACCEPT PRO-MANAGEMENT
     VOTES. THE ONLY WAY TO GUARANTEE THAT
     ABSTAIN AND/OR AGAINST VOTES ARE
     REPRESENTED AT THE MEETING IS TO SEND YOUR
     OWN REPRESENTATIVE. THE SUB CUSTODIAN BANKS
     OFFER REPRESENTATION SERVICES FOR AN ADDED
     FEE IF REQUESTED. THANK YOU                                         Management None            Non-Voting
3   Adopt the annual report and the proposal for allocation of profits or cover of losses according to the adopted annual
     report                                                              Management For             Voted - For
4   Re-elect Alf Duch-Pederson as a Member of the Board of
     Directors                                                           Management For             Voted - For
5   Re-elect Eivind Kolding as a Member of the Board of
     Directors                                                           Management For             Voted - For
6   Re-elect Peter Hojland as a Member of the Board of
     Directors                                                           Management For             Voted - For
7   Re-elect Mats Jannson as a Member of the Board of
     Directors                                                           Management For             Voted - For
8   Re-elect Majken Schultz as a Member of the Board of
     Directors                                                           Management For             Voted - For
9   Re-elect Sten Schibye as a Member of the Board of
     Directors                                                           Management For             Voted - For
10  Re-elect Claus Vastrup as a Member of the Board of
     Directors                                                           Management For             Voted - For
11  Re-elect Birgit Aagaard-Svendsen as a Member of the
     Board of Directors                                                  Management For             Voted - For
12  Elect Ole Gjesse Andersen as a Member of the Board of
     Directors                                                           Management For             Voted - For
13  Elect Michael Fairey as a Member of the Board of Directors           Management For             Voted - For
14  Approve, Henning Christophersen to resign from the Board
     of Directors                                                        Management For             Voted - For
15  Approve, Niels Chr. Nielsen to resign from the Board of
     Directors                                                           Management For             Voted - For
16  Re-appoint Grant Thornton, Statsautoriseret
     Revisionsaktieselskab and KPMG Statsautoriseret
     Revisionspartnerskab as the External Auditors, as they
     retire according to Article 21 of the Articles of Association       Management For             Voted - For
17  Amend the Articles of Association by the incorporation of the new concepts of the Act and that the existing concepts be mentioned in parenthesis for a transitional
     period of time                                                      Management For             Voted - For
18  Amend the Articles of Association by moving Article section on the registered office of Danske bank from Article 3.1 to
     Article 1.2 (new)                                                   Management For             Voted - For
19  Amend the Articles of Association by inserting new
     wordings as a new Article 3                                         Management For             Voted - For
20  Amend the Articles of Association by extending the
     authorizations under Articles 6.1 and 6.3 until 1 MAR 2015          Management For             Voted - For
                                                                   240





                                          Global X FTSE Nordic 30 ETF
Proposal                                                            Proposed by Mgt. Position Registrant Voted
21  Amend the Articles of Association by adding the specified
     words to the last sentence of Article 6.3                          Management  For            Voted - For
22  Amend Article 6.4 of the Articles of Association as specified       Management  For            Voted - For
23  Amend the Articles of Association by replacing the address of VP investor services in Article 7.2 to the CVR number of
     VP Investor Services A/S                                           Management  For            Voted - For
24  Amend the Articles of Association by the introduction of electronic communication, i.e. electronic exchange of
     documents and electronic mail correspondence between
     Danske Bank and its shareholders, to replace printed
     documents and the Article 7.3 is to be replaced by Article
     7.3.-7.7                                                           Management  For            Voted - For
25  Amend Article 8.2 of the Articles of Association to match the
     provisions of the new Act                                          Management  For            Voted - For
26  Amend Article 9 of the Articles of Association to match the
     provisions of the new act                                          Management  For            Voted - For
27  Amend the Articles of Association by the extension of Article
     10                                                                 Management  For            Voted - For
28  Amend Article 11 to match the provisions of the new act             Management  For            Voted - For
29  Amend Article 12. to match the provisions of the new act            Management  For            Voted - For
30  Amend the Articles of Association by the insertion of a
     second sentence in Article 17.2 to read as follows: meetings of the Board of Directors may be held in Danish and
     English                                                            Management  For            Voted - For
31  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve the proposal for a new Article 2.2               Shareholder Against        Voted - Against
32  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve the proposal for a new Article 2.3               Shareholder Against        Voted - Against
33  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve the proposal for a new Article 4.4 All
     shares must be registered by name                                  Shareholder Against        Voted - Against
34  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve the proposal for a new Article 5.1               Shareholder Against        Voted - Against
35  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve the proposal for a new Article 6.1               Shareholder Against        Voted - Against
36  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve the deletion of Article 6.2                      Shareholder Against        Voted - Against
37  PLEASE NOTE THAT THIS IS A SHAREHOLDER's
     PROPOSAL: approve the proposal for a new Article 6.4               Shareholder Against        Voted - Against
38  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve the deletion of Article 6.5                      Shareholder Against        Voted - Against
39  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve the proposal for a new Article 6.                Shareholder Against        Voted - Against
40  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve the proposal for a new Article 7.4               Shareholder Against        Voted - Against
41  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve the proposal for a new Article 10.1              Shareholder Against        Voted - Against
42  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve the proposal for a new Article 10.2              Shareholder Against        Voted - Against
43  PLEASE NOTE THAT THIS IS A SHARE HOLDER
     PROPOSAL: approve the proposal for a new Article 13.2              Shareholder Against        Voted - Against
44  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve the proposal for a new Article 15.1              Shareholder Against        Voted - Against
                                                                  241





                                          Global X FTSE Nordic 30 ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
45  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve the proposal for a new Article 15.3               Shareholder Against        Voted - Against
46  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve the proposal for a new Article 18.2               Shareholder Against        Voted - Against
47  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve the proposal for a new Article 23.1               Shareholder Against        Voted - Against
48  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve that questions asked to a Member of
     the Board of Directors or the Executive Board present at the general meeting must be answered by the Member directly
     with reference to the question                                      Shareholder Against        Voted - Against
49  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve that no bonuses or other incentive
     pay may be disbursed to staff or Members of the Board of
     Directors of Danske Bank until the share price exceeds the price quoted just before the acquisition of banks outside
     Denmark                                                             Shareholder Against        Voted - Against
50  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve that 25% of the salaries/fees payable
     to Members of the Executive Board and Board of Directors
     must be paid out in shares that vest after 3 years                  Shareholder Against        Voted - For
51  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve that Members of the Board of
     Directors and Executive Board must report on their trading
     in Danske Bank shares at every general meeting                      Shareholder Against        Voted - Against
52  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve that at least five shareholders must
     watch the counting of votes as at the most recent general
     meeting, shareholders were not allowed to watch the
     counting of votes                                                   Shareholder Against        Voted - Against
53  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve that the general meeting should be
     open to the press, and it should be permitted to take photos and film the event and the Board of Directors is urged to let
     this proposal take effect at this general meeting                   Shareholder Against        Voted - Against
54  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve that the general meeting must be
     videotaped, published on Danske Bank's website and be
     available to all                                                    Shareholder Against        Voted - Against
55  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve, that when voting, shareholders
     holding more than 5% of the shares must state whether
     they vote in favour or against new proposals                        Shareholder Against        Voted - Against
56  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve that at least three Members of the
     Board of Directors must be shareholders holding less than
     DKK 5m of Danske Bank's share capital                               Shareholder Against        Voted - Against
57  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve that the entire Board of Directors
     should sit on the scene so that the shareholders can see
     them                                                                Shareholder Against        Voted - Against
58  PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve that the Board of Directors and the
     Executive Board have not shown great expertise in
                                                                   242





                               Global X FTSE Nordic 30 ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
     acquiring banks outside Denmark - the most recent
     acquisition was a main contributor to the bankruptcy
     threatening Danske Bank at last year's AGM: acquisitions of banks outside Denmark and other major investments that
     may affect the value of Danske Bank's share capital must
     be approved by the general meeting                               Shareholder Against        Voted - Against
 59 PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve that, if Danske Bank loses more than
     50% of its share capital, an Extraordinary general meeting must be convened at which all Members of the Board of
     Directors offer their resignation                                Shareholder Against        Voted - Against
 60 PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve, that IT development in India is
     closed down, and activities are resumed in Denmark and
     actual IT development is initiated                               Shareholder Against        Voted - Against
 61 Authorize the Board of Directors, until 01 MAR 2015, to
     allow Danske Bank and the Danske Bank Group to acquire
     own shares by way of ownership or pledge up to an
     aggregate nominal value of 10% of the share capital in
     accordance with Section 198 of the Danish Companies Act
     and, if shares are acquired in ownership, the purchase price must not diverge from the price quoted at the time of
     acquisition by more than 10%; if the Act does not come into force, the authorization shall be valid until the
     AGM in 2011                                                      Management  For            Voted - For
 62 PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL: approve that the Board of Directors be
     ordered to find a new Chief Executive Officer not currently
     employed by the Bank                                             Shareholder Against        Voted - Against
CARLSBERG AS
 Security: K36628137
 Meeting Type: Annual     Meeting Date: 25-Mar-2010
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     POA IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                           Management  None           Non-Voting
 2  PLEASE NOTE THAT IF THE CHAIRMAN OF THE
     BOARD OR A BOARD MEMBER IS APPOINTED AS
     PROXY, WHICH IS OFTEN THE CASE, CLIENTS CAN
     ONLY EXPECT THEM TO ACCEPT PRO-MANAGEMENT
     VOTES. THE ONLY WAY TO GUARANTEE THAT
     ABSTAIN AND/OR AGAINST VOTES ARE
     REPRESENTED AT THE MEETING IS TO SEND YOUR
     OWN REPRESENTATIVE. THE SUB CUSTODIAN BANKS
     OFFER REPRESENTATION SERVICES FOR AN ADDED
     FEE IF REQUESTED. THANK YOU                                      Management  None           Non-Voting
 3  Receive the report on the activities of the Company in the
     past year                                                        Management  None           Non-Voting
                                                                243





                                          Global X FTSE Nordic 30 ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
4   Approve the audited annual report for approval and grant
     discharge to the Supervisory Board and the Executive
     Board from their obligations                                         Management For             Voted - For
5   Approve the proposal for distribution of the profit for the year, including declaration of dividends; the Supervisory
     Board proposes a dividend of DKK 3.50 per share                      Management For             Voted - For
6   Approve the Treasury Shares; the Supervisory Board
     requests the authorization of the general meeting to acquire treasury shares until 24 MAR 2015 at a nominal value of up to 10% of the nominal share capital at the price quoted on the Copenhagen Stock Exchange at the time of the
     acquisition with a deviation of up to 10%                            Management For             Voted - For
7   Approve to change Articles and to revise the Articles of
     Association partly as a result of the new Danish Companies
     Act which enters into force on 01 MAR 2010 and partly as a result of a general update of the Articles of Association: the change of Article 2: the present provision regarding
     registered office lapses                                             Management For             Voted - For
8   Approve to change Articles and to revise the Articles of
     Association partly as a result of the new Danish Companies
     Act which enters into force on 01 MAR 2010 and partly as a result of a general update of the Articles of Association: the
     new Article 2: Company's corporate language is English               Management For             Voted - For
9   Approve to change Articles and to revise the Articles of
     Association partly as a result of the new Danish Companies
     Act which enters into force on 01 MAR 2010 and partly as a result of a general update of the Articles of Association: the new Article 14: Electronic Communication Article 8 has
     lapsed and Articles 9 to 14 are renumbered to Articles 8 to
     13 as specified                                                      Management For             Voted - For
10  Approve to change Articles and to revise the Articles of
     Association partly as a result of the new Danish Companies
     Act which enters into force on 01 MAR 2010 and partly as a result of a general update of the Articles of Association:
     change of Article 15 (1): notice convening general meeting
     as specified                                                         Management For             Voted - For
11  Approve to change Articles and to revise the Articles of
     Association partly as a result of the new Danish Companies
     Act which enters into force on 01 MAR 2010 and partly as a result of a general update of the Articles of Association:
     change of Article 17: EGM as specified                               Management For             Voted - For
12  Approve to change Articles and to revise the Articles of
     Association partly as a result of the new Danish Companies
     Act which enters into force on 01 MAR 2010 and partly as a result of a general update of the Articles of Association:
     change of Article 18: Adjournment of a commenced general
     meeting as specified                                                 Management For             Voted - For
13  Approve to change Articles and to revise the Articles of
     Association partly as a result of the new Danish Companies
     Act which enters into force on 01 MAR 2010 and partly as a result of a general update of the Articles of Association:
     change of Article 19: Adjournment of a commenced general
     meeting as specified                                                 Management For             Voted - For
14  Approve to change Articles and to revise the Articles of
     Association partly as a result of the new Danish Companies
                                                                    244





                                          Global X FTSE Nordic 30 ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
     Act which enters into force on 01 MAR 2010 and partly as a result of a general update of the Articles of Association:
     change of Article 20: right to attend the general meeting as
     specified                                                            Management For             Voted - For
15  Approve to change Articles and to revise the Articles of
     Association partly as a result of the new Danish Companies
     Act which enters into force on 01 MAR 2010 and partly as a result of a general update of the Articles of Association:
     change of Article 21 (1): submission of subjects for the
     agenda of the general meeting; time-limits as specified              Management For             Voted - For
16  Approve to change Articles and to revise the Articles of
     Association partly as a result of the new Danish Companies
     Act which enters into force on 01 MAR 2010 and partly as a result of a general update of the Articles of Association:
     change of Article 22: rules regarding proxy as specified             Management For             Voted - For
17  Approve to change Articles and to revise the Articles of
     Association partly as a result of the new Danish Companies
     Act which enters into force on 01 MAR 2010 and partly as a result of a general update of the Articles of Association:
     change of Article 24 (2. f): agenda item for the AGM as
     specified                                                            Management For             Voted - For
18  Approve to change Articles and to revise the Articles of
     Association partly as a result of the new Danish Companies
     Act which enters into force on 01 MAR 2010 and partly as a result of a general update of the Articles of Association:
     change of Article 26 (2): availability of minutes from the
     general meeting as specified                                         Management For             Voted - For
19  Approve to change Articles and to revise the Articles of
     Association partly as a result of the new Danish Companies
     Act which enters into force on 01 MAR 2010 and partly as a result of a general update of the Articles of Association:
     authorize the Supervisory Board to make the appropriate
     changes to the references and terms and definitions in the
     Articles of Association as a result of the entering into force of the new Companies Act, including changing the Danish
     word aktiebog shareholders' register to ejerbog
     shareholders' register and aktieselskabsloven public
     Companies Act to selskabsloven Companies Act and to
     change Vardipapircentralen to VP Securities A/S and finally to make such alterations and additions to the resolutions
     passed and in other conditions as may be required by the
     commerce and Companies agency in order to register the
     resolutions adopted at the general meeting                           Management For             Voted - For
20  Re-elect Jess Soderberg as a member to the Supervisory
     Board, who retires by rotation in accordance with Article
     27(3)                                                                Management For             Voted - For
21  Re-elect Flemming Besenbacher as a member to the
     Supervisory Board, who retires by rotation in accordance
     with Article 27(3)                                                   Management For             Voted - For
22  Re-elect Per Ohrgaard as a member to the Supervisory
     Board, who retires by rotation in accordance with Article
     27(3)                                                                Management For             Voted - For
23  Election of Lars Stemmerik as a member to the Supervisory
     Board                                                                Management For             Voted - For
                                                                    245





                                Global X FTSE Nordic 30 ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
 24 Re-elect KPMG Statsautoriseret Revisionspartnerselskab
     as the state-authorized Public Accountant to audit the
     accounts for the current year                                   Management  For            Voted - For
 25 PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'ABSTAIN' ONLY FOR
     RESOLUTION NUMBERS 6.A TO 6.D AND 7. THANK
     YOU.                                                            Management  None           Non-Voting
FORTUM OYJ
 Security: X2978Z118
 Meeting Type: Annual      Meeting Date: 25-Mar-2010
 1  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                               Management  None           Non-Voting
 2  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 654669 DUE TO CHANGE IN VOTING
     STATUS OF RESOLUTIONS 15 AND 19. ALL VOTES
     RECEIVED ON THE PREVIOUS MEETING WILL BE
     DISREGARDED AND YOU WILL NEED TO REINSTRUCT
     ON THIS MEETING NOTICE. THANK YOU.                              Management  None           Non-Voting
 3  Opening of the meeting                                           Management  None           Non-Voting
 4  Calling the meeting to order                                     Management  None           Non-Voting
 5  Election of persons to scrutinize the minutes and to
     supervise the counting of votes                                 Management  None           Non-Voting
 6  Recording the legality of the meeting                            Management  None           Non-Voting
 7  Recording the attendance at the meeting and adoption of
     the list of votes                                               Management  None           Non-Voting
 8  Presentation of the financial statements, the operating and financial review, the Auditor's report and the statement of the Supervisory Board for the year 2009 and the review by
     the President and Chief Executive Officer                       Management  None           Non-Voting
 9  Adopt the accounts                                               Management  For            Voted - For
 10 Approve to pay a dividend of EUR 1.00 per share                  Management  For            Voted - For
 11 Grant discharge from liability                                   Management  For            Voted - For
 12 Approve the remuneration of the Supervisory Board
     Members                                                         Management  For            Voted - For
 13 Approve the number of the Supervisory Board Members              Management  For            Voted - For
 14 Election of the Supervisory Board                                Management  For            Voted - For
 15 Approve the remuneration of Board Members                        Management  For            Voted - For
 16 Approve the number of Board Members                              Management  For            Voted - For
 17 PLEASE NOTE THAT THIS IS A SHAREHOLDERS'
     PROPOSAL: re-elect M. Lehti, S. Baldauf E. Aho, I. Ervasti-
     Vaintola, B. Johansson-Hedberg and C. Ramm-Schmidt as
     the Board Members and election of J. Larson as a new
     Board Member                                                    Shareholder Against        Voted - Against
18  Approve the remuneration of the Auditor                          Management  For            Voted - For
                                                                 246





                                Global X FTSE Nordic 30 ETF
 Proposal                                                       Proposed by Mgt. Position Registrant Voted
 19 Election of Deloitte and Touche Ltd as the Auditor              Management  For            Voted - For
 20 Amend Articles 7, 14 and 18 of the Articles of Association      Management  For            Voted - For
 21 PLEASE NOTE THAT THIS IS A SHAREHOLDERS'
     PROPOSAL: appoint the Nomination Committee                     Shareholder Against        Voted - Against
 22 PLEASE NOTE THAT THIS IS A SHAREHOLDERS'
     PROPOSAL: approve to dissolve the Supervisory Board            Shareholder Against        Voted - Against
NORDEA BANK AB, STOCKHOLM
 Security: W57996105
 Meeting Type: Annual      Meeting Date: 25-Mar-2010
 1  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                              Management  None           Non-Voting
 2  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     [POA] IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                         Management  None           Non-Voting
 3  PLEASE NOTE THAT NOT ALL SUB CUSTODIANS IN
     SWEDEN ACCEPT ABSTAIN AS A VALID VOTE OPTION.
     THANK YOU                                                      Management  None           Non-Voting
 4  Election of Cales Beyer as the Chairman for the general
     meeting                                                        Management  None           Non-Voting
 5  Preparation and approval of the voting list                     Management  None           Non-Voting
 6  Approval of the agenda                                          Management  None           Non-Voting
 7  Election of at least one minutes checker                        Management  None           Non-Voting
 8  Determination whether the general meeting has been duly
     convened                                                       Management  None           Non-Voting
 9  Submission of the annual report and consolidated accounts, and of the audit report and the group audit report in
     connection herewith the Chairman's of the Board
     presentation of the Board of Directors' work and speech by
     the group Chief Executive Officer                              Management  None           Non-Voting
 10 Adoption of the income statement and the consolidated
     income statement, and the balance sheet and the
     consolidated balance sheet                                     Management  None           Non-Voting
 11 Approve a dividend of 0.25 EUR per share, and that the
     record date for dividend should be 30 MAR 2010; with this
     record date, the dividend is scheduled to be sent out by
     Euroclear Sweden AB on 08 APR 2010                             Management  For            Voted - For
 12 Approve the decision regarding discharge from liability for the members of the Board of Directors and the Chief
     Executive Officer                                              Management  For            Voted - For
                                                                 247





                                          Global X FTSE Nordic 30 ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
13  Approve the determination of the number of Board Member
     at 10 for the period until the end of the next AGM                   Management For             Voted - For
14  Approve that the fees for the Board of Directors shall be unchanged, amounting to EUR 252,000 for the Chairman,
     EUR 97,650 for the Vice Chairman and EUR 75,600 per
     member for the other members; in addition, fees shall be
     payable for committee meetings amounting to EUR 2,370
     for the Committee Chairman and EUR 1,840 for the other
     members per meeting attended; remuneration is not paid to
     members who are employees of the Nordea Group; fees to
     the Auditors shall be payable as per invoice                         Management For             Voted - For
15  Re-elect Hans Dalborg, Stine Bosse, Marie Ehrling, Svein
     Jacobsen, Tom Knutzen, Lars G Nordstrom, Bjorn Saven
     and Bjorn Wahlroos as the Board Members and election of
     Sarah Russell and Kari Stadigh as the Board Members for
     the period until the end of the next AGM and re-election of
     Hans Dalborg as the Chairman                                         Management For             Voted - For
16  Approve the establishment of a Nomination Committee                   Management For             Voted - For
17  Amend Article 10 of the Articles of Association                       Management For             Voted - For
18  Authorize the Board of Directors, for the period until the next
     AGM, to decide on acquisitions of ordinary shares in the
     Company on a regulated market where the Company's
     ordinary shares are listed, or by means of an acquisition
     offer directed to all holders of ordinary shares in the
     Company; however, with the limitation that the Company's
     holding of its own shares must never exceed 10% of the
     total number of shares in the Company; acquisitions shall
     be paid for primarily with means from funds appropriated by a general meeting; the aim of the acquisition of own shares is to facilitate an adjustment of the Company's capital
     structure to prevailing capital requirements and to make it possible to use own shares as payment in connection with
     acquisitions of companies or businesses or in order to
     finance acquisitions of companies or businesses                      Management For             Voted - For
19  Authorize the Board of Directors, for the period until the next
     AGM, to decide on conveyance of ordinary shares in the
     Company to be used as payment in connection with
     acquisitions of Companies or businesses or in order to
     finance acquisitions of Companies or businesses;
     conveyance of ordinary shares may be made in another
     way than on a regulated market up to the number of
     ordinary shares in the Company that at any time are held by the Company; conveyance of ordinary shares in the
     Company shall be made at an estimated market value and
     may be made with deviation from the shareholders'
     preferential rights; payment for conveyed ordinary shares
     may be made in cash, by contribution in kind, or by set-off
     of debt against the Company                                          Management For             Voted - For
20  Approve that the Company, in order to facilitate its
     securities business, up until the next AGM, may purchase
     own ordinary shares according to Chapter 7 Section 6 of the
     Swedish Securities Market Act [lagen [2007:528] om
     vardepappersmarknaden]; with the limitation that the
     Company's holding of such shares in the trading book must
     never exceed 1% of the total number of shares in the
                                                                    248





                                  Global X FTSE Nordic 30 ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
     Company; the price for the ordinary shares shall equal the
     market price prevailing at the time of the acquisition            Management  For            Voted - For
 21 Approve the guidelines for remuneration to the Executive
     Officers                                                          Management  For            Voted - For
 22 Adopt the Long Term Incentive Programme 2010 [LTIP
     2010]                                                             Management  For            Voted - For
 23 Approve the issue of C-shares, the acquisition of C-shares and the conveyance of shares under the LTIP 2007, 2008,
     200*9 and 2010 in accordance with the specified principle
     terms and conditions                                              Management  For            Voted - For
 24 PLEASE NOTE THAT THIS IS SHAREHOLDER'S
     PROPOSAL: Approve that Nordea refrains from investing in
     forest and paper based industries which are involved in
     large-scale environmental destruction; this can be ensured in practice by: a] Nordea exclusively investing in forest and paper industries which are FSC certified; b] Nordea not
     investing in Companies which actively convert natural
     forests into plantations, or purchases wood from companies
     that convert natural forests into plantations                     Shareholder Against        Voted - Against
RENEWABLE ENERGY CORPORATION AS, HOVIK
 Security: R7199U100
 Meeting Type: Extraordinary Meeting Date: 25-Mar-2010
 1  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                                 Management  None           Non-Voting
 2  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                            Management  None           Non-Voting
 3  Opening of the meeting by the Chairman of the Board and
     registration of attending shareholders                            Management  For            Voted - For
 4  Election of Chairman of the meeting and not less than 1
     person to co-sign the                                             Management  For            Voted - For
 5  Approve the notice of the meeting and agenda                       Management  For            Voted - For
 6  Approve to change the Articles of Association                      Management  For            Voted - For
TELIASONERA AB, STOCKHOLM
 Security: W95890104
 Meeting Type: Annual        Meeting Date: 07-Apr-2010
 1  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
                                                                   249





                                          Global X FTSE Nordic 30 ETF
Proposal                                                          Proposed by Mgt. Position Registrant Voted
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                                Management None            Non-Voting
2   IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                           Management None            Non-Voting
3   PLEASE NOTE THAT NOT ALL SUB CUSTODIANS IN
     SWEDEN ACCEPT ABSTAIN AS A VALID VOTE OPTION.
     THANK YOU                                                        Management None            Non-Voting
4   Opening of the annual general meeting                             Management None            Non-Voting
5   Election of Sven Unger, Attorney-at-law as the Chairperson
     of the meeting                                                   Management For             Voted - For
6   Preparation and approval of voting register                       Management For             Voted - For
7   Adoption of agenda                                                Management For             Voted - For
8   Election of two persons to check the meeting minutes along
     with the Chairperson                                             Management For             Voted - For
9   Confirmation that the meeting has been duly and properly
     convened                                                         Management For             Voted - For
10  Presentation of the annual report and Auditor's report,
     consolidated financial statements and Group Auditor's
     report for 2009. speech by President and Chief Executive
     Officer Lars Nyberg in connection herewith and a
     description of the Board of Directors work during 2009           Management None            Non-Voting
11  Resolution to adopt the income statement, balance sheet, consolidated income statement and consolidated balance
     sheet for 2009                                                   Management For             Voted - For
12  The Board of Directors proposes that a dividend of SEK
     2.25 per share shall be distributed to the shareholders, and that 12 APR 2010 shall be set as the record date for the
     dividend, if the AGM adopts this proposal, it is estimated that disbursement from Euroclear Sweden AB will take
     place on 15 APR 2010                                             Management For             Voted - For
13  Resolution concerning discharging of Members of the Board of Directors and the President from personal liability
     towards the Company for the administration of the
     Company in 2009                                                  Management For             Voted - For
14  Resolution concerning number of Board Members: 8 with
     No Deputy Board Members                                          Management For             Voted - For
15  Remuneration to the Board of Directors: remuneration to the
     Board of Directors until the next AGM would be SEK
     1,000,000 to the Chairman, SEK 425,000 to each other
     board member elected by the Annual General Meeting. The
     chairman of the Board's Audit Committee would receive
     remuneration of SEK 150,000 and other Members of the
     Audit Committee would receive SEK 100,000 each, and the
                                                                           250





                                          Global X FTSE Nordic 30 ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
     Chairman of the Board's remuneration Committee would
     receive SEK 40,000 and other Members of the
     remuneration Committee would receive SEK 20,000 each,
     the remuneration proposed is the same as for the previous
     period                                                              Management For             Voted - For
16  Re-election of Maija-Liisa Friman, Conny Karlsson, Timo
     Peltola, Lars Renstrom and Jon Risfelt. new election of
     Ingrid Jonasson Blank, Anders Narvinger and Per-Arne
     Sandstrom. a presentation of the candidates nominated by
     the Nomination Committee for election to the Board of
     Directors is available at the website of TeliaSonera,
     www.teliasonera.com, see section Investor Relations, and
     will be available at the annual general meeting. the election will be preceded by information from the chairperson
     concerning positions held in other companies by the
     candidates                                                          Management For             Voted - For
17  Election of Anders Narvinger Chairman of the Board of
     Directors                                                           Management For             Voted - For
18  Re-election of Kari Jarvinen [Finnish State via Solidium Oy],
     KG Lindvall [Swedbank Robur Funds] and Lennart Ribohn
     [SEB Funds/SEB-Trygg Insurance]. New election of Bjorn
     Mikkelsen [Swedish State] and Anders Narvinger [Chairman
     of the Board of Directors]                                          Management For             Voted - For
19  The Board of Directors' proposal regarding guidelines for remuneration to the executive management the Board of
     Directors' proposal in essence: the TeliaSonera objective is to maximize the effectiveness of cash and equity in
     remuneration programs to attract, retain and motivate high calibre executives needed to maintain the success of the
     business. Remuneration should be built upon a total reward approach allowing for a market relevant but not market
     leading and cost effective executive remuneration delivery based on the components base salary, variable pay,
     pension and other benefits; the base salary should reflect the competence required, responsibility, complexity and
     business contribution of the executive; the base salary
     should also reflect the performance of the employee and
     consequently be individual and differentiated; TeliaSonera may have annual and long term variable pay programs; a
     variable pay program should reflect the EU Commission
     recommendation 2009/3177/EG and the Swedish Code of
     Corporate Governance; variable pay programs should
     contain criteria which are supporting an increased
     shareholder value and should have a defined ceiling in
     relation to the executive's annual base salary; a program
     should have a set of pre-determined objectives, which are
     measurable and for each variable pay objective it should be stated what performance is required to reach the starting
     point (minimum requirement for payout) and what
     performance is required to reach the maximum (cap); an
     annual variable pay program should reward performance
     measured over a maximum period of 12 months, should
     ensure the long-term sustainability of the Company and be
     capped to a maximum of the executive's annual base salary
     of 40 percent; the objectives should be designed in such a way which allows the executive to reach the threshold for a
                                                                   251





                                             Global X FTSE Nordic 30 ETF
Proposal                                                               Proposed by Mgt. Position Registrant Voted
        solid performance, the target level for a performance
        meeting expectations and the maximum level for an
        exceptional performance; a long-term variable pay program
        should ensure long-term sustainability of the Company,
        secure a joint interest in increased shareholder value and provide an alignment between senior management and the
        shareholders by sharing risks and rewards of the
        TeliaSonera share price; the program may be annually
        repeated and shall reward performance measured over a
        minimum of a three year period, be capped to a maximum
        of 50 percent per annum of the annual base salary and
        should be equity based (invested and delivered in
        TeliaSonera shares with the ambition that the employee
        should remain shareholders also after vesting); a
        prerequisite for payout from such a program is the
        continuous employment at the end of the earnings period.
        Approximately 100 Members of the senior management
        may be eligible to a long-term variable pay program out of which approximately 10 belongs to the group executive
        management; the program measures performance over a
        minimum 3 year period in relation to Earnings Per Share
        (EPS) weight 50 percent and total shareholders return
        (TSR) compared to a corresponding TSR development of a
        pre-defined peer-group of companies weight 50 percent the
        prevalence of a long-term variable pay program is subject to the approval of the annual shareholders' meeting of the
        Company; If Extraordinary circumstances occur the Board
        shall have the discretionary right to adjust variable salary payments; the Board shall reserve the right to reclaim
        variable components of remuneration that were awarded on
        the basis of data which subsequently proved to be
        manifestly misstated. Retirement benefits shall be based on the defined contribution method; pensionable salary is the base salary; the executive may be entitled to a company car or other similar benefit; the termination period for the
        executive management may be up to six month given from
        the employee and 12 months from the employer (for the
        CEO 6 months); in case of termination from the Company
        the executive may be entitled to a severance payment of up to 12 months (for the CEO 24 months); severance pay shall
        be paid on a monthly basis in amounts equal to the base
        salary; the severance pay shall not constitute a basis for calculation of holiday pay or pension benefits and shall be reduced if the executive has a new employment or conducts
        his own business; the executive may be covered by health
        care provisions, travel insurance etc; in accordance with
        local labour market practice; the Board is allowed to make minor deviations on an individual basis from the principles
        stated above                                                       Management For             Voted - For
20 PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
        PROPOSAL: The Swedish State's proposal regarding
        guidelines for remuneration to the executive Management
        Proposal from the Swedish State: TeliaSonera's objective is to offer remuneration levels and other employment
        conditions required to attract, retain and motivate high
        caliber executives needed to maintain the success of the
                                                                     252





                                             Global X FTSE Nordic 30 ETF
Proposal                                                                  Proposed by Mgt. Position Registrant Voted
        business; The executive management will not be able to
        receive annual variable pay or participate in long term
        variable pay programs; with this exception, the Swedish
        State's proposal includes in essence the same elements as
        described in item 15 (a) above                                        Shareholder Against        Voted - Against
21 The Board of Directors proposes that the Annual General
        Meeting authorize the Board of Directors to resolve, on one or more occasions prior to the 2011 Annual General
        Meeting, on acquisitions of own shares, which may take
        place both on Nasdaq OMX Stockholm and/or Nasdaq OMX
        Helsingfors and in accordance with an offer to acquire
        shares directed to all shareholders or through a combination of these two alternatives; the maximum number of shares to be acquired shall be such that the Company's holding from
        time to time does not exceed 10 percent of all shares in the
        Company; Acquisitions of shares on Nasdaq OMX
        Stockholm and/or Nasdaq OMX Helsinki may only be made
        at a price within the spread between the highest bid price and lowest ask price prevailing from time to time on the
        exchanges; acquisitions of shares by way of offers to
        acquire shares directed to all the Company's shareholders
        may take place at an acquisition price which exceeds the
        prevailing market price. It will thereupon be possible, by means of detachable and tradable sales rights (Sw.
        saljratter), for the shareholders to enjoy the value of the premium which may arise as a consequence of the
        Company acquiring shares at a price in excess of the
        market price for the share. In order to compensate
        shareholders who neither sell sales rights nor participate in the acquisition offer, for their non-exercised sales rights, a bank or another financial institution that may be appointed by the Company shall, upon expiry of the application period but otherwise in accordance with the terms and conditions
        of the acquisition offer, be entitled to transfer shares to the
        Company and to pay compensation, amounting to the value
        of the non-exercised sales rights less the banks costs, to the shareholders concerned. However, the compensation
        payable may not exceed the compensation that may be
        paid per sales right in the event of an offer of commission-
        free sale of sales rights. In the event foreign legal and/or administrative rules significantly impede implementation of an acquisition offer in a particular country, the Board of
        Directors or a party appointed by the Board of Directors,
        shall be entitled to effect a sale of sales rights on behalf of the shareholders concerned and shall, instead, pay the
        cash amount received upon a sale carried out with due
        care, less costs incurred. The Board of Directors shall be entitled to decide on other terms and conditions for the
        acquisition; The purpose of the proposal above is to provide the Board of Directors with an instrument to adapt and
        improve the Company's capital structure and thereby create added value for the shareholders; The Board of Directors
        also intends to propose that future Annual General
        Meetings of the Company authorize the Board of Directors
        to resolve on acquisitions of own shares on terms and
        conditions that are materially equivalent to those set forth
                                                                        253





                                             Global X FTSE Nordic 30 ETF
Proposal                                                               Proposed by Mgt. Position Registrant Voted
        above, at present, the Company does not hold any own
        shares; the Board of Directors intends to propose the 2011
        Annual General Meeting to cancel those own shares
        through a reduction of the Company's share capital without
        repayment to the shareholders                                      Management For             Voted - For
22 The Board of Directors' proposal in essence: [a]
        Implementation of a long-term incentive program 2010/2013
        The proposed long-term incentive program for 2010/2013
        [Performance Share Program 2010/2013] shall comprise
        approximately 100 senior executives within the TeliaSonera group of Companies [the Group] and in total no more than
        1,560,000 TeliaSonera shares may be transferred to
        participants in the program upon fulfillment of the
        performance conditions set out in the program
        [Performance Shares]; The maximum number of
        Performance Shares that finally may be allotted,
        corresponds to approximately 0.03 percent of the total
        number of outstanding shares in the Company; the Board of
        Directors intends to propose forthcoming annual general
        meetings to implement performance-based share programs
        on similar conditions that apply to the now proposed
        program; Participants in the program shall be given the
        opportunity to, provided that certain performance conditions, consisting of financial targets linked to EPS [Earnings Per
        Share] and TSR [Total Shareholder Return], are met during
        the three financial years 2010-2012 [the Performance
        Period], receive without consideration final allotments of
        Performance Shares; participation in the program requires
        that the participants have invested in or allocated to the program TeliaSonera shares [Saving Shares] corresponding
        to a value of two (2) percent of a participant's annual gross base salary [i.e. before taxes] per year-end 2009 or, if a participant has been employed thereafter, the calculated
        annual gross base salary for 2010 [the Base Salary], saving shares shall normally be acquired or allocated to the
        program during a period of approximately two weeks
        following the publication of the Company's Interim Report
        for the first quarter 2010, but in the event of new
        recruitments thereafter, participation in the program may be offered and acquisition or allocation of Saving Shares may take place until the end of August 2010; a condition for final allotments of performance shares shall normally be that the participant has been employed within the Group during the
        whole period from entering into the program until the day of publication of the Company's Interim Report for the first
        quarter 2013 (the Vesting Period) and that all saving shares held by a participant have been kept during such period;
        maximum preliminary allotments of Performance Shares for
        each of the financial years 2010, 2011 and 2012 based on
        the EPS targets, shall amount to the number of
        performance shares corresponding to approximately 6.67
        percent of the Base Salary for each member of the Group
        Management or, alternatively, 5.00 per cent of the base
        salary for each other manager, in both cases, divided by the average share price during December of the
        Company’s share on the Nasdaq OMX Stockholm
                                                                             254





                                             Global X FTSE Nordic 30 ETF
Proposal                                                                Proposed by Mgt. Position Registrant Voted
        official price list each of the years 2009, 2010 and 2011;
        maximum allotments of performance shares based on the
        TSR target shall amount to the number of performance
        shares corresponding to 20 percent of the base salary for
        each Member of the Group Management or, alternatively,
        15 percent of the base salary for each other manager, in
        both cases, divided by the average share price during
        December of the Company's share on the Nasdaq OMX
        Stockholm official price list year 2009; the targets for EPS based allotments as well as TSR based allotments of
        Performance Shares, shall include a minimum level, which
        must be exceeded in order for any allotment to occur at all, as well as a maximum level in excess of which no additional allotment will occur, should lower targets than the maximum level be achieved, a lower number of Performance Shares
        will be allotted, final allotments of Performance Shares will take place following the publication of the Company's
        Interim Report for the first quarter 2013, recalculation of final allotments of Performance Shares shall take place in the event of an intervening bonus issue, split, preferential rights issue and/or other similar events. In addition, the maximum financial outcome for a participant, and the
        maximum number of Performance shares to be finally
        allotted, shall be capped at a value corresponding to 50
        percent of the Base Salary of each member of the Group
        Management and 37,5 percent of the Base Salary of each
        other manager, upon termination of the employment within
        the Group during the vesting period, the right to receive final allotments of performance shares normally lapses, in
        addition to what is set out above, the Board of Directors
        shall under certain circumstances be entitled to reduce final allotments of performance shares or, wholly or partially,
        terminate performance share program 2010/2013 in
        advance and to make such local adjustments of the
        program that may be necessary to implement the program
        with reasonable administrative costs and efforts in the
        concerned jurisdictions, including, inter alia, to offer cash settlement as well as to waive the requirement for investing in or allocating saving shares to the program for participants
        in such jurisdictions                                               Management For             Voted - For
23 The Board of Directors has considered two alternative
        hedging methods for Performance Program 2010/2013;
        either a hedging arrangement with a bank or other financial institution securing delivery of shares under the program or transfers of shares held by the Company itself to
        participants in Performance Share Program 2010/2013; the
        Board of Directors considers the latter alternative as its main alternative, however, should the annual general
        meeting not approve the proposed transfer of shares held
        by the Company itself, the Board of Directors may enter into a hedging arrangement set out above with a third party to
        hedge the obligations of the Company under the program.
        Based on the above conditions, the Board of Directors
        proposes that no more than 1,560,000 TeliaSonera shares
        may be transferred to participants in Performance Share
        Program 2010/2013 as performance shares, entitled to
                                                                             255





                                 Global X FTSE Nordic 30 ETF
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
     receive allotments of performance shares without
     consideration shall be such persons within the Group being participants in Performance Share Program 2010/2013.
     Further, subsidiaries shall be entitled to acquire shares
     without consideration, in which case such Company shall be obliged, pursuant to the terms and conditions of
     Performance Share Program 2010/2013, to immediately
     transfer the shares to such persons within the Group that
     participate in performance share program 2010/2013,
     transfers of shares shall be made without consideration at the time and on such additional terms and conditions that
     participants in Performance Share Program 2010/2013 are
     entitled to receive final allotment of shares, the number of shares that may be transferred shall be subject to
     recalculation in the event of an intervening bonus issue,
     split, preferential rights issue and/or other similar events        Management For             Voted - For
 24 Closing of the Annual General Meeting                                Management None            Non-Voting
SAMPO PLC, SAMPO
 Security: X75653109
 Meeting Type: Annual       Meeting Date: 13-Apr-2010
 1  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                                   Management None            Non-Voting
 2  Opening of the meeting                                               Management None            Non-Voting
 3  Calling the meeting to order                                         Management None            Non-Voting
 4  Election of persons to scrutinize the minutes and to
     supervise the counting                                              Management None            Non-Voting
 5  Recording the legality of the meeting                                Management None            Non-Voting
 6  Recording the attendance at the meeting and adoption of
     the list of votes                                                   Management None            Non-Voting
 7  Presentation of the financial statements, the Board of
     Directors' report and the Auditor's report for 2009                 Management None            Non-Voting
 8  Adoption of the accounts                                             Management For             Voted - For
 9  The Board of Directors proposes to the AGM that a dividend of EUR 1.00 per share from the parent Company's
     distributable assets be paid; the dividend will be paid to those shareholders who, on the record date for payment of
     dividends, Friday 16 APR 2010 are registered in the
     company's shareholder register kept by Euroclear Finland
     Ltd.; The Board proposes to the AGM that the dividend be
     paid on Friday 23 APR 2010; For those shareholders who
     have not transferred their share certificates to the book-
     entry system by the record date for payment of dividends,
     the dividend will be paid after the transfer of their shares to
     the book-entry system                                               Management For             Voted - For
                                                                  256





                                          Global X FTSE Nordic 30 ETF
Proposal                                                             Proposed by Mgt. Position Registrant Voted
10  Resolution of the discharge of the Members of the Board of
     Directors and CEO from liability                                    Management For             Voted - For
11  After hearing the major shareholders the Board's
     Nomination and Compensation Committee proposes to the
     AGM that the fees of the Members of the Board of Directors remain unchanged and that Members of the Board of
     Directors be paid the following fees until the close of the next AGM: the Chairman of the Board will be paid EUR
     160,000, the Vice Chairman of the Board will be paid EUR
     100,000 each, and the other Members of the Board of
     Directors will be paid EUR 80,000 each; Approximately 50%
     of each Board Member's annual fees, after deduction of
     taxes and similar payments, will be paid in Sampo Plc A
     shares and the rest in cash                                         Management For             Voted - For
12  After hearing the major shareholders, the Nomination and
     Compensation Committee proposes to the AGM that eight
     Members be elected to the Board of Directors                        Management For             Voted - For
13  After hearing the major shareholders, the Nomination and
     Compensation Committee proposes to the AGM that the
     current Members of the Board, Tom Berglund, Anne
     Brunila, Eira Palin-Lehtinen, Jukka Pekkarinen, Christoffer
     Texell, Veli-Matti Mattila, Matti Vuoria and Bjorn Wahlroos,
     be re-elected for a term continuing until the close of the next
     AGM; the Nomination and Compensation Committee
     proposes that the Board elect Bjorn Wahlroos from among
     their number as the Chairman of the Board; it is proposed
     that Veli-Matti Mattila, Eira Palin-Lehtinen, Christoffer
     Taxell, Matti Vuoria and Bjorn Wahlroos be elected to the
     Nomination and Compensation Committee and Tom
     Berglund, Jukka Pekkarinen and Christoffer Taxell be
     elected to the Audit Committee; the CV's of the persons
     proposed as Board members and the evaluation of their
     independence pursuant to the finish corporate governance
     code are available at the address www.sampo.com/board               Management For             Voted - For
14  The Board's Audit Committee proposes to the AGM that
     compensation to be paid to the Company's Auditor on the
     basis of reasonable invoicing;, the Audit Committee states that its proposal is based on the fact that the accounting firm Ernst & Young was the Sampo Group's Auditor in 2009;
     the fees paid to the Auditor for services rendered and
     invoiced in 2009 totalled EUR 2,141,427; in addition the
     accounting firm was paid a total of EUR 223,583 in fees for
     non-audit services rendered and invoiced                            Management For             Voted - For
15  The Board's Audit Committee proposes that Ernst & Young
     Oy be elected as the Company's Auditor until the close of
     the next AGM, Ernst & Young Oy has nominated Heikki
     Ilkka, APA as the principally responsible Auditor, if the AGM chooses Ernst & Young Oy to continue as the Company's
     Auditor                                                             Management For             Voted - For
16  The Board of Directors proposes that the AGM authorize
     the Board to decide on repurchasing Sampo A shares using
     funds available for profit distribution; Sampo A shares can be repurchased in one or more lots up to a total of
     50,000,000 shares; Sampo shares can be repurchased in
     other proportion than the shareholders proportional
     shareholdings private repurchase ; the share price will be
                                                                           257





                                Global X FTSE Nordic 30 ETF
 Proposal                                                             Proposed by Mgt. Position Registrant Voted
     no higher than the highest price paid for Sampo shares in
     public trading at the time of the purchase; however, in
     implementing the repurchase of Sampo shares, normal
     derivatives, stock lending or other contracts may also be
     entered into within the legal and regulatory limits, at the price determined by the market; the holder of all Sampo B
     shares has given consent to the repurchase of A shares; it is proposed that the authorization will be valid until the close of the next AGM provided that this is not more than 18
     months from the AGM'S decision                                       Management For             Voted - For
 17 The Board of Directors proposes to the AGM that the AGM
     resolve to amend Section 12 of the Articles of Association as a result of the amendments to Section 19 of the Finnish
     Limited Liability Companies Act 624/2006 that entered into force on 03 AUG 2009 and 31 DEC 2009; it is proposed that
     Section 12 of the Articles of Association be amended to
     make it correspond with the current wording and provisions of the Limited Liability Companies Act, Section 12 of the
     Articles of Association will be amended as follows: Section
     12 the AGM must be held before the end of JUN on a date
     set by the Board of CONTD.                                           Management For             Voted - For
 18 CONTD. Directors; a notice of the General Meeting must be published in at least one newspaper designated by the
     Board of Directors and in circulation in Helsinki, no later than three weeks before the AGM and no later than nine
     days before the record date of the AGM referred to in the
     limited liability Companies Act Chapter 4, Section 2,
     Subsection 2; the manner in which other information is to be conveyed to shareholders will be determined by the Board
     of Directors separately in each case                                 Management None            Non-Voting
 19 Closing of the meeting                                                Management None            Non-Voting
 20 PLEASE NOTE THAT THIS IS A REVISION DUE TO
     RECEIPT OF RECORD DATE. IF YOU HAVE ALREADY
     SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
     PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
     ORIGINAL INSTRUCTIONS. THANK YOU.                                    Management None            Non-Voting
INVESTOR AB, STOCKHOLM
 Security: W48102128
 Meeting Type: Annual      Meeting Date: 14-Apr-2010
 1  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                                    Management None            Non-Voting
 2  PLEASE NOTE THAT NOT ALL SUB CUSTODIANS IN
     SWEDEN ACCEPT ABSTAIN AS A VALID VOTE OPTION.
     THANK YOU                                                            Management None            Non-Voting
 3  Election of Jacob Wallenberg as the Chairman of the
     Meeting                                                              Management For             Voted - For
                                                                 258





                                          Global X FTSE Nordic 30 ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
4   Approve the voting list and drawing up                                Management For             Voted - For
5   Approval of the agenda                                                Management For             Voted - For
6   Elect one or two persons to attest to the accuracy of the
     minutes                                                              Management For             Voted - For
7   Approve to determine, whether the meeting has been duly
     convened                                                             Management For             Voted - For
8   Receive the parent Company's annual report and the
     Auditors' report, as well as the consolidated financial
     statements and the Auditors' report for the investor group           Management None            Non-Voting
9   Approve the President's address                                       Management For             Voted - For
10  Receive the report on the work of the Board of Directors, the remuneration committee, the audit committee and the
     finance and risk committee                                           Management For             Voted - For
11  Adopt the income statement and the balance sheet for the parent Company, as well as the consolidated income
     statement and the consolidated balance sheet for the
     investor group                                                       Management For             Voted - For
12  Grant discharge, from liability, to the Members of the Board
     of Directors and the President                                       Management For             Voted - For
13  Approve a dividend of SEK 4.00 per share and that
     Monday, 19 APR 2010, shall be the record date for receipt
     of the dividend; should the meeting decide in favor of the proposal, payment of the dividend is expected to be made
     by Euroclear Sweden AB on Thursday, 22 APR 2010                      Management For             Voted - For
14  Approve the number of Members of the Board at 11 without
     Deputy Members                                                       Management For             Voted - For
15  Approve a total compensation to the Board of Directors of
     SEK 7,312,500 of which, in aggregate SEK 6,375,000
     (whereof unchanged SEK 1,875,000 to the Chairman and
     unchanged SEK 500,000 to each of the remaining 9
     Members of the Board, who are not employed by the
     Company) in cash and in so-called synthetic shares and, in aggregate, SEK 937,500 in cash as remuneration for work
     in the committees of the Board of Directors; that at least
     25% of the remuneration, before taxes, excluding
     remuneration for committee work, shall be paid through
     allocation of synthetic shares; CONTD                                Management For             Voted - For
16  CONTD a Member of the Board of Directors may, however,
     elect to receive 50% of the remuneration in synthetic
     shares; for administrative reasons, Members of the Board of
     Directors with foreign tax domicile shall be entitled to
     receive 100% of the remuneration in cash; that the proposal entails the remuneration to the Board of Directors in an
     amount of, in aggregate, SEK 7,312,500, whereof not less
     than SEK 1,218,750 and not more than SEK 3,187,500
     shall consist of synthetic shares; and that the Auditors' fees
     to be paid upon approval of their invoice                            Management None            Non-Voting
17  Re-elect Gunnar Brock, Sune Carlsson, Borje Ekholm,
     Sirkka Hamalainen, Grace Reksten Skaugen, O. Griffith
     Sexton, Lena Treschow Torell, Jacob Wallenberg and Peter
     Wallenberg Jr as the Board Members; elect Tom Johnstone
     and Carola Lemne as the new Members of the Board of
     Directors; and re-elect Jacob Wallenberg as the Chairman
     of the Board of Directors                                            Management For             Voted - For
                                                                    259





                           Global X FTSE Nordic 30 ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
 18 Amend Article 12 of the Articles of Association so that the first and second paragraphs cease to apply and are
     replaced with the specified wordings; and approve that the
     Board of Directors' proposal for the amendment of Section
     12 of the Articles of Association is conditional upon that an amendment of the Companies Act (2005:551) having
     entered into force, entailing that the proposed wording is in
     accordance with the Companies Act                                 Management For             Voted - For
 19 Approve the guidelines for salary and other remuneration for the President and other Members of the Management
     Group                                                             Management For             Voted - For
 20 Approve the Long-term Variable Remuneration Program
     2010                                                              Management For             Voted - For
 21 Authorize the Board, during the period until the next AGM, to decide on: (i) the purchases of Investor's shares on
     NASDAQ OMX Stockholm and purchases in accordance
     with purchase offerings to shareholders, respectively, and
     (ii) the transfer of Investor's shares on NASDAQ OMX
     Stockholm, or in a manner other than on NASDAQ OMX
     Stockholm including the right to decide on waiver of the
     shareholders' preferential rights and that payment may be
     effected other than in cash; repurchases may take place so that Investor's holding amounts to a maximum of 1/10 of all
     the shares in the Company                                         Management For             Voted - For
 22 Approve that the transfer of Investor's shares, in a
     maximum number of 2,700,000 (or the higher number that
     may follow from a recalculation because of a split, bonus
     issue or similar action), to the employees in accordance
     with the long-term variable remuneration program described in Resolution 16B shall be possible; the number of shares
     has been calculated with a certain margin as share price
     fluctuations during the period up and until the measurement period following the 2010 AGM may have an effect on the
     value of the program and, thus, on the number of shares to
     be included in the program                                        Management For             Voted - For
 23 Approve the proposal for a Nomination Committee                    Management For             Voted - For
 24 Conclusion of the meeting                                          Management None            Non-Voting
 25 IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                            Management None            Non-Voting
VOLVO AKTIEBOLAGET
 Security: 928856301
 Meeting Type: Annual Meeting Date: 14-Apr-2010
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
                                                            260





                                          Global X FTSE Nordic 30 ETF
Proposal                                                           Proposed by Mgt. Position Registrant Voted
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                            Management None            Non-Voting
2   MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                                 Management None            Non-Voting
3   PLEASE NOTE THAT NOT ALL SUB CUSTODIANS IN
     SWEDEN ACCEPT ABSTAIN AS A VALID VOTE OPTION.
     THANK YOU                                                         Management None            Non-Voting
4   Opening of the meeting                                             Management None            Non-Voting
5   Election of Sven Unger, Attorney at law, as the Chairman of
     the meeting                                                       Management For             Voted - For
6   Approve the verification of the voting list                        Management For             Voted - For
7   Approve the agenda                                                 Management For             Voted - For
8   Elect the minutes-checkers and vote controllers                    Management For             Voted - For
9   Approve to determine whether the meeting has been duly
     convened                                                          Management For             Voted - For
10  Presentation of the work of the Board and Board
     Committees                                                        Management None            Non-Voting
11  Presentation of the annual report and the Auditors' report as well as the consolidated accounts and the Auditors' report on the consolidated accounts, in connection therewith, the
     President's account of the operations                             Management None            Non-Voting
12  Adopt the income statement and balance sheet and the
     consolidated income statement and consolidated Balance
     sheet                                                             Management For             Voted - For
13  Approve that no dividends shall be paid, but that all retained
     earnings at the AGM' disposal shall be carried forward            Management For             Voted - For
14  Grand discharge to the Members of the Board and the
     President from liability                                          Management For             Voted - For
15  Approve to determine the number of Members at 9 and no
     Deputy Members of the Board of Directors to be elected by
     the meeting                                                       Management For             Voted - For
16  Approve that the individual fees shall remain on the same level as during 2009, the election committee accordingly
     proposes that the Chairman of the Board is awarded SEK
     1,500,000 and each of the other Members SEK 500,000
     with the exception of the President, it is further proposed that the Chairman of the Audit Committee is awarded SEK
     250,000 and the other two Members in the Audit Committee
     SEK 125,000 each and the Members of the Remuneration
     Committee SEK 75,000 each                                         Management For             Voted - For
17  Approve that the fees based on invoices for the Audit of the annual accounts, the consolidated accounts, the accounting records and the administration of the Board of Directors and
     the President                                                     Management For             Voted - For
18  Re-election of Peter Bijur, Jean-Baptiste Duzan, Leif
     Johansson, Anders Nyren, Louis Schweitzer, Ravi
                                                                           261





                           Global X FTSE Nordic 30 ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
     Venkatesan, Lars Westerberg and Ying Yeh as the
     Members of the Board and elect Hanne de Mora as a new
     Member; election of Louis Schweitzer as the Chairman of
     the Board                                                       Management For             Voted - For
 19 Election of PricewaterhouseCoopers AB, as the Auditors for
     a period of four                                                Management For             Voted - For
 20 Approve that Thierry Moulonguet, representing Renault
     s.a.s., Carl-Olof By, representing AB Industrivarden, Hakan
     Sandberg, representing Svenska Handelsbanken, SHB
     Pension Fund, SHB Employee Fund, SHB Pensionskassa
     and Oktogonen, Lars Forberg, representing Violet Partners
     LP, and the Chairman of the Board of Directors are elected
     Members of the Election Committee and that no fees shall
     be paid to the Members of the Election Committee                Management For             Voted - For
 21 Adopt the Remuneration Policy for Senior Executives, as
     specified                                                       Management For             Voted - For
ORKLA A S
 Security: R67787102
 Meeting Type: Annual Meeting Date: 22-Apr-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 675571 DUE TO ADDITION OF A
     RESOLUTION. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                              Management None            Non-Voting
 2  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                               Management None            Non-Voting
 3  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                          Management None            Non-Voting
 4  Approve the financial statements for 2009 for Orkla ASA
     and the Orkla Group and the annual report of the Board of
     Directors                                                       Management For             Voted - For
 5  Approve a share dividend for 2009 of NOK 2.25 per share,
     except for shares owned by the Group                            Management For             Voted - For
 6  Explanation of Orkla's terms and conditions policy and the
     Board of Directors' statement of guidelines for the pay and
     other remuneration of the Executive Management                  Management None            Non-Voting
                                                            262





                           Global X FTSE Nordic 30 ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
 7  Approve the Board of Directors' statement of guidelines for the pay and other remuneration of the Executive
     Management in the coming FY                                      Management  For            Voted - For
 8  Approve the guidelines for share-related incentive
     arrangements in the coming FY                                    Management  For            Voted - For
 9  Grant authority to acquire treasury shares, to fulfill the existing employee incentive arrangements, and incentive
     arrangements adopted by the General Meeting in
     accordance with Item 2.3 of the agenda                           Management  For            Voted - For
 10 Grant authority to acquire treasury shares, to be utilized to
     acquire shares for cancellation                                  Management  For            Voted - For
 11 Authorize the Board of Directors to increase share capital
     through the subscription of new shares                           Management  For            Voted - For
 12 Election of the Members to the Corporate Assembly                 Management  For            Voted - For
 13 Election of the Deputy Members to the Corporate Assembly          Management  For            Voted - For
 14 Election of Olaug Svarva, Idar Kreutzer and Leiv Askvig as
     the Members to the Nomination Committee                          Management  For            Voted - For
 15 Election of Idar Kreutzer as a new Chair of the Nomination
     Committee                                                        Management  For            Voted - For
 16 Approve the remuneration of the Members and Deputy
     Members of the Corporate Assembly                                Management  For            Voted - For
 17 Approve the remuneration of the Members of the
     Nomination Committee                                             Management  For            Voted - For
 18 Approve the guidelines for the Nomination Committee               Management  For            Voted - For
 19 Approve the Auditor's remuneration                                Management  For            Voted - For
 20 PLEASE NOTE THAT THIS IS A SHAREHOLDER'S
     PROPOSAL [Trond Bjornstad]: approve that the Board of
     Directors shall immediately direct Orkla's management to
     ensure that Orkla Finans' operations at all times are
     grounded in adequate expertise and satisfactory ethical
     guidelines                                                       Shareholder Against        Voted - Against
 21 PLEASE NOTE THAT THIS IS A REVISION DUE TO
     RECEIPT OF NAMES IN RESOLUTIONS 6.1 AND 6.2. IF
     YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
     DO NOT RETURN THIS PROXY FORM UNLESS YOU
     DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
     THANK YOU.                                                       Management  None           Non-Voting
SVENSKA CELLULOSA AKTIEBOLAGET SCA
 Security: W90152120
 Meeting Type: Annual Meeting Date: 26-Apr-2010
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                           Management  None           Non-Voting
 2  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
                                                            263





                                          Global X FTSE Nordic 30 ETF
Proposal                                                          Proposed by Mgt. Position Registrant Voted
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                                Management None            Non-Voting
3   PLEASE NOTE THAT NOT ALL SUB CUSTODIANS IN
     SWEDEN ACCEPT ABSTAIN AS A VALID VOTE OPTION.
     THANK YOU                                                        Management None            Non-Voting
4   Opening of the meeting and election of Sven Unger,
     attorney at law, as the Chairman of the AGM                      Management For             Voted - For
5   Approve the voting list                                           Management For             Voted - For
6   Election of two persons to check the minutes                      Management For             Voted - For
7   Approve to determine whether the meeting has been duly
     convened                                                         Management For             Voted - For
8   Approve the agenda                                                Management For             Voted - For
9   Presentation of the annual report and the Auditor's report and the consolidated financial statements and the Auditor's
     report on the consolidated financial statements                  Management None            Non-Voting
10  Approve the speeches by the Chairman of the Board of
     Directors and the President                                      Management For             Voted - For
11  Adopt the income statement and balance sheet, and of the consolidated income statement and the consolidated
     balance sheet                                                    Management For             Voted - For
12  Approve the appropriations of the Company's earnings
     under the adopted balance sheet and record date for
     dividend, a dividend of SEK 3.70 per share and that the
     record date for the dividend be Thursday, 29 APR 2010;
     and payment through Euroclear Sweden AB is estimated to
     be made on Tuesday, 4 MAY 2010                                   Management For             Voted - For
13  Grant discharge from personal liability of the Directors and
     the President                                                    Management For             Voted - For
14  Approve the Eight number of Directors and no Deputy
     Directors                                                        Management For             Voted - For
15  Approve that the remuneration to each Director elected by the meeting and who is not employed by the Company shall
     be SEK 450,000 and the Chairman of the Board of Directors
     is to receive SEK 1,350,000. Members of the Remuneration
     Committee are to receive additional remuneration of SEK
     75,000 and Members of the Audit Committee are to receive
     additional remuneration of SEK 100,000; The Chairman of
     the Audit Committee is to receive additional remuneration of
     SEK 125,000; Remuneration to the Auditor is to be paid
     according to approved invoice; The Nomination
     Committee's proposal means unchanged fees in relation to
     2009                                                             Management For             Voted - For
16  Re-election of Rolf Borjesson, Soren Gyll, Leif Johansson,
     Sverker Martin-Lof, Anders Nyren, Barbara Milian
     Thoralfsson, Jan Johansson as the Directors and new
     election of Par Boman, whereby Sverker Martin-Lof is
     proposed to be elected as Chairman of the Board Of
     Directors; and Tom Hedelius has declined re-election.            Management For             Voted - For
17  Approve the AGM resolve that the Nomination Committee
     for the AGM 2011 be composed of representatives of the,
                                                                           264





                                          Global X FTSE Nordic 30 ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
     no less than Four and no more than Six, largest
     Shareholders in terms of voting rights listed in the
     Shareholders' register maintained by Euroclear Sweden AB
     as of the last banking day of August 2010, and the
     Chairman of the Board of Directors; the Chairman of the
     Board of Directors is to convene the first meeting of the
     Nomination Committee; the member representing the
     largest Shareholder in terms of voting rights shall be
     appointed Chairman of the Nomination Committee; If so
     desired, due to later changes in the ownership structure, the
     Nomination Committee is authorized, in case the number of
     members falls below seven, to call in one or two additional members among the Shareholders who in terms of voting
     rights are the .CONTD                                                Management For             Voted - For
18  .CONTD largest Shareholders next in turn, so that the total number of members is not higher than Seven; Should a
     member resign from the Nomination Committee before its
     work is completed and, if the Nomination Committee
     considers it necessary, a substitute member is to represent the same Shareholder or, if the Shareholder is no longer
     one of the largest Shareholders in terms of voting rights, the largest Shareholder next in turn; Changes in the
     composition of the Nomination Committee shall be made
     public immediately. The composition of the Nomination
     Committee for the AGM 2011, is to be announced no later
     than six months before that meeting. Remuneration shall
     not to be paid to the members of the Nomination
     Committee. the Company is to pay any costs for the work of the Nomination Committee; the term of office for the
     Nomination Committee .CONTD                                          Management None            Non-Voting
19  .CONTD ends when composition of the specified
     Nomination Committee has been announced; the
     Nomination Committee shall propose the specified: the
     Chairman of the general meeting, Board Directors, the
     Chairman of the Board of Directors, remuneration to the
     Chairman and each of the other directors, remuneration for
     Committee work, remuneration to the Company's Auditor
     and the Nomination Committee for the AGM 2012. The
     Nomination Committee's proposal means no changes in
     relation to the proposal of 2009                                     Management None            Non-Voting
20  Approve that the AGM adopt the specified guidelines for
     remuneration for the Senior Management; the proposal
     means unchanged guidelines in relation to 2009;
     remuneration to the Chief Executive Officer and other
     Senior Managers will be a fixed salary, possible variable
     remuneration, additional benefits and pension; Other Senior
     Managers include the Executive Vice President, Business
     Group Managers and the like as well as the central staff
     Managers; the total remuneration is to correspond to market practice and be competitive on the Senior Manager's field of profession; Fixed and variable remuneration is to be linked to the Manager's responsibility and authority; For the Chief
     Executive Officer, as well as for other senior Managers, the variable remuneration is to be limited and linked to the fixed
     remuneration; The variable remuneration is .CONTD                    Management For             Voted - For
                                                                    265





                                Global X FTSE Nordic 30 ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
 21 .CONTD to be based on the outcome of predetermined
     objectives and, as far as possible, be linked to the increase of value of the SCA share, from which the Shareholders
     benefit; The programme for variable remuneration shall be
     formulated so that the Board, in the event of exceptional
     financial conditions, may be able to limit, or forebear,
     payment of variable remuneration if such a measure is
     believed to be reasonable and in accordance with the
     Company's responsibility to the Shareholders, employees
     and other Stakeholders; in the event of termination of
     employment, the notice period should normally be two years should the termination be initiated by the Company, and
     one year, when initiated by the Senior Manager; .CONTD            Management None            Non-Voting
 22 .CONTD Severance pay should not exist; Pension benefits
     are to be determined either by benefit or charge, or by a
     combination hereof, and entitle the Senior Manager to
     pension from the age of 60, at the earliest; to earn the
     pension benefits, the period of employment must be long, at present 20 years. When resigning before the age entitling to pension, the senior Manager will receive a paid-up pension policy from the age of 60; the pension is not to be based on variable remuneration; matters of remuneration to the
     Senior Management are to be dealt with by a remuneration
     committee and, as regards the president, be resolved by the
     Board of Directors                                                Management None            Non-Voting
 23 Closing of the meeting                                             Management None            Non-Voting
DNB NOR ASA, OSLO
 Security: R1812S105
 Meeting Type: Annual      Meeting Date: 27-Apr-2010
 1  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                                 Management None            Non-Voting
 2  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                            Management None            Non-Voting
 3  Opening of the general meeting by the Chairman of the
     supervisory Board                                                 Management For             Voted - For
 4  Approve the notice of the general meeting and the agenda           Management For             Voted - For
 5  Election of the person to sign the minutes of the general
     meeting along with                                                Management For             Voted - For
                                                                 266





                                          Global X FTSE Nordic 30 ETF
Proposal                                                         Proposed by Mgt. Position Registrant Voted
6   Approve the remuneration rates for members of the
     supervisory Board, control committee and election
     committee                                                       Management  For            Voted - For
7   Approve the Auditor's remuneration                               Management  For            Voted - For
8   Approve the 2009 annual report and accounts, including the
     distribution of dividends and group contributions               Management  For            Voted - For
9   Election of Members to the Supervisory Board with a term
     of Office until the AGM in 2012: Nils Halvard Bastiansen,
     Baerum [re-election], Toril Eidesvik, Bergen [re-election],
     Carnilla Marianne Grieg, Bergen [New Member], Eldbjorg
     Lower, Kongsberg [Re-election], Per Otterdahl Miller, Skien
     [New Member], Dag J. Opedal, Oslo [Re-election], Ole
     Robert Reitan, Nesoya [New Member], Gudrun B.
     Rollefsen, Hammerfest [Re-election], Arthur Sletteberg,
     Stabekk [Re-election], Hanne Rigmor Egenaess Wiig,
     Halden [Re-election]; re-election of Herbjorn Hansson,
     Sandefjord as a Member to the Supervisory Board, with a
     term of office until the AGM in 2011; election of Elsbeth
     Sande Tronstad, Oslo as a new deputy with a term of office
     of one year                                                     Management  For            Voted - For
10  Re-election of Eldbjorg Lower, Kongsberg, Per Otterdahl
     Moller, Skien, Arthur Sletteberg, Stabekk, Rejer Ola Soberg
     as Members of the Election Committee with a term of office
     until the AGM in 2012                                           Management  For            Voted - For
11  Authorize the Board of Directors for the repurchase of
     shares                                                          Management  For            Voted - For
12  Approve the statement from the Board of Directors in
     connection with remuneration to senior executives               Management  For            Voted - For
13  PLEASE NOTE THAT THIS RESOLUTION IS A
     SHAREHOLDER PROPOSAL: Approve the special
     remuneration or Broad shared financial responsibility and
     common interests                                                Shareholder Against        Voted - Against
14  PLEASE NOTE THAT THIS RESOLUTION IS A
     SHAREHOLDER PROPOSAL: Approve the reforms to
     ensure sound Corporate Governance by changing-
     strengthening the competence and independence of
     Governing Bodies                                                Shareholder Against        Voted - Against
15  PLEASE NOTE THAT THIS RESOLUTION IS A
     SHAREHOLDER PROPOSAL: Approve the reversal of
     authority to the general meeting                                Shareholder Against        Voted - Against
16  PLEASE NOTE THAT THIS RESOLUTION IS A
     SHAREHOLDER PROPOSAL: Approve the cultivation of
     individual roles in the group to strengthen risk Management
     and capital                                                     Shareholder Against        Voted - Against
17  PLEASE NOTE THAT THIS IS A REVISION DUE TO
     RECEIPT OF NAMES. IF YOU HAVE ALREADY SENT IN
     YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
     FORM UNLESS YOU DECIDE TO AMEND YOUR
     ORIGINAL INSTRUCTIONS. THANK YOU.                               Management  None           Non-Voting
                                                                           267





                                 Global X FTSE Nordic 30 ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
ATLAS COPCO AB
 Security: W10020118
 Meeting Type: Annual       Meeting Date: 28-Apr-2010
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                           Management None            Non-Voting
 2  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                                Management None            Non-Voting
 3  PLEASE NOTE THAT NOT ALL SUB CUSTODIANS IN
     SWEDEN ACCEPT ABSTAIN AS A VALID VOTE OPTION.
     THANK YOU                                                        Management None            Non-Voting
 4  Opening of the meeting and election of Sune Carlsson as
     the Chairman of the Meeting                                      Management For             Voted - For
 5  Approve the voting list                                           Management For             Voted - For
 6  Approve the agenda                                                Management For             Voted - For
 7  Election of one or two persons to approve the minutes             Management For             Voted - For
 8  Approve to determine whether the Meeting has been
     properly convened or not                                         Management For             Voted - For
 9  Presentation of the annual report and the Auditor's report as well as the consolidated annual report and the consolidated
     Auditor's report                                                 Management None            Non-Voting
 10 Approve the President's speech and the questions from
     Shareholders to the Board of Directors and the
     Management                                                       Management For             Voted - For
 11 Receive the report on the functions of and work performed
     by the Board of Directors and its Audit Committee                Management For             Voted - For
 12 Approve the profit and loss account and the balance sheet and the consolidated profit and loss account and the
     consolidated balance sheet as well as the presentation by
     the Auditor balance sheet                                        Management For             Voted - For
 13 Grant discharge from liability of the Board Members and the
     President                                                        Management For             Voted - For
 14 Approve to pay a dividend of SEK 3.00 per share for the
     year 2009                                                        Management For             Voted - For
 15 Approve that 03 MAY 2010 shall be record day for the
     dividend; if the meeting decides as proposed, the dividend is expected to be distributed by Euroclear Sweden AB on 06
     MAY 2010 as proposed by the Board                                Management For             Voted - For
 16 Receive the report on the Nomination Committee and
     approve to determine the number of Board Members at ten          Management For             Voted - For
                                                                  268





                                          Global X FTSE Nordic 30 ETF
Proposal                                                              Proposed by Mgt. Position Registrant Voted
17  Re-elect Sune Carlsson, Jacob Wallenberg, Staffan
     Bohman, Christel Bories, Johan Forssell, Ronnie Leten, Ulla
     Litzen, Anders Ullberg and Margareth Ovrum and election
     of Gunilla Nordstrom as the Members of the Board, and
     elect Sune Carlsson as the Chairman and Jacob
     Wallenberg as the Vice Chairman of the Board of Directors            Management For             Voted - For
18  Approve a fee of SEK 1,500,000 to the Chairman, SEK
     550,000 to the Vice Chairman and SEK 450,000 to each of
     the other seven Board Members not employed by the
     Company; a fee to the Members of the Audit Committee of
     SEK 200,000 to the Chairman and SEK 125,000to the other
     Members of this Committee; a fee of SEK 60,000 to each of
     the Members of the Remuneration Committee and a fee of
     SEK 60,000 to each Board Member who, in addition to the
     above, participates in a Committee in accordance with a
     decision of the Board of Directors; approve that each
     nominated Board Member shall have the possibility to
     choose between receiving 50% of the fee in the form of
     synthetic shares and the rest in cash and to receive the
     whole fee in cash; CONTD.                                            Management For             Voted - For
19  CONTD. the proposal thus means that the total Board fee
     amounts to a sum of SEK 5,200,000 of which maximum
     SEK 2,600,000 can be in the form of synthetic shares;
     authorize the Board, until the next AGM, to decide on the
     acquisition of shares in the Company at one or more
     occasions in accordance with the following: acquisition of not more than 70,000 series A shares; the shares may only
     be acquired on NASDAQ OMX Stockholm; the shares may
     only be acquired at a price per share within the registered
     trading interval at any given point in time                          Management None            Non-Voting
20  Election of the Registered Audit Company, Deloitte AB, as
     the Auditor until                                                    Management For             Voted - For
21  Approve the guiding principles for salary and other
     remuneration to the Senior Executives                                Management For             Voted - For
22  Approve a performance stock option plan for 2010                      Management For             Voted - For
23  Authorize the Board, until the next AGM, to decide, on one or more occasions, on the acquisition of shares in the
     Company as follows: acquisition of not more than 5,730,000
     Series A shares; the shares may only be acquired on
     NASDAQ OMX Stockholm; the shares may only be
     acquired at a price per share within the registered trading interval at any given point in time; the acquisition is made with the intention to limit the economic risk caused by an increase of the share value during the period the
     performance stock options remain outstanding, to be able to fulfill future delivery obligations under personnel option and matching share agreements, to cover alternative solutions
     and cash settlements as well as to cover social charges;
     and approve to transfer shares in the Company in relation to the Company's Personnel Option Program 2010, including
     the share saving/matching share part                                 Management For             Voted - For
24  Authorize the Board, until the next AGM, to sell, at one or more occasions, a maximum of 1,600,000 Series A shares
     and maximum of 2,400,000 Series B shares, in connection
     with the exercise of rights under the 2006 and 2007
                                                                    269





                                Global X FTSE Nordic 30 ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
     Performance Stock Option Plans and maximum 925,000
     Series A shares in connection with the exercise of rights
     under the 2008 performance stock option plan in order to
     cover costs, primarily alternative plans and social costs as well as cash settlements (plan 2008); and that the sale shall take place on NASDAQ OMX Stockholm at a price within
     the registered price interval at any given time                   Management For             Voted - For
 25 Authorize the Board, until the next AGM and, considering the proposals above under Items 12 and 14 regarding
     mandate for the Board to acquire shares as well as to the
     number of shares held by the Company, to decide on the
     acquisition of shares, at one or more occasions, in
     accordance with the following: acquisition of shares is
     allowed up to a maximum of 5% of all issued shares,
     excluding those shares that are held by the Company at the time of the AGM 2010, but including the shares the
     Company will acquire based on mandates granted at that
     AGM; the shares may only be acquired on NASDAQ OMX
     Stockholm; and that the shares may only be acquired at a
     price per share within the registered trading interval at any
     given point in time                                               Management For             Voted - For
 26 Approve the proposal regarding the Nomination Committee            Management For             Voted - For
 27 Closing of the Meeting                                             Management None            Non-Voting
HENNES & MAURITZ AB
 Security: W41422101
 Meeting Type: Annual      Meeting Date: 29-Apr-2010
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                            Management None            Non-Voting
 2  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                                 Management None            Non-Voting
 3  PLEASE NOTE THAT NOT ALL SUB CUSTODIANS IN
     SWEDEN ACCEPT ABSTAIN AS A VALID VOTE OPTION.
     THANK YOU                                                         Management None            Non-Voting
 4  Opening of the AGM                                                 Management None            Non-Voting
 5  The election of Lawyer Sven Unger as a Chairman for the
     AGM as proposed by the Election Committee                         Management None            Non-Voting
 6  Address by Managing Director Karl-Johan Persson followed
     by an opportunity to ask questions about the Company              Management None            Non-Voting
 7  Establishment and the voting list                                  Management None            Non-Voting
                                                                 270





                                  Global X FTSE Nordic 30 ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
 8  Approval of the agenda                                            Management None            Non-Voting
 9  The election of people to check the minutes                       Management None            Non-Voting
 10 Examination of whether the meeting was duly convened              Management None            Non-Voting
 11 Presentation of the annual accounts and the Auditors' report as well as the consolidated accounts and the consolidated
     Auditors' report, and the Auditors' statement on whether the guidelines for remuneration to Senior Executives applicable
     since the last AGM have been specified                           Management None            Non-Voting
 12 Statement by the Company's Auditor and the Chairman of
     the Auditing Committee                                           Management None            Non-Voting
 13 Statement by the Chairman of the Board on the work of the
     Board                                                            Management None            Non-Voting
 14 Statement by the Chairman of the Election Committee on
     the work of the Election Committee                               Management None            Non-Voting
 15 Adopt the income statement and the balance sheet as well as the consolidated income statement and the consolidated
     balance sheet                                                    Management For             Voted - For
 16 Approve a dividend to the Shareholders of SEK 16.00 per
     share; the Board of Directors has proposed Tuesday 04
     MAY 2010 as the record date; if the resolution is passed,
     dividends are expected to be paid out by Euroclear Sweden
     AB on Friday 07 MAY 2010                                         Management For             Voted - For
 17 Grant discharge to the Members of the Board and the
     Managing Director from liability to the Company                  Management For             Voted - For
 18 Approve the establishment of the number of Board
     Members at 8 and with no Deputy Board Members                    Management For             Voted - For
 19 Approve the establishment of fees to the Board and the
     Auditors as specified                                            Management For             Voted - For
 20 Election of Anders Dahlvig and Christian Sievert as the New
     Members and re-elect Mia Brunell Livfors, Lottie Knutson,
     Sussi Kvart, Bo Lundquist, Stefan Persson and Melker
     Schorling; Chairman of the Board: re-election of Stefan
     Persson; Stig Nordfelt has declined re-election                  Management For             Voted - For
 21 Approve the establishment of principles for the Election
     Committee and election of Members of the Election
     Committee as specified                                           Management For             Voted - For
 22 Approve the resolution on share split and amend Section 4
     of the Articles of Association                                   Management For             Voted - For
 23 Approve the guidelines for remuneration to Senior
     Executives as specified                                          Management For             Voted - For
 24 Closing of the AGM                                                Management None            Non-Voting
RENEWABLE ENERGY CORPORATION AS, HOVIK
 Security: R7199U100
 Meeting Type: Extraordinary Meeting Date: 29-Apr-2010
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
                                                                   271





                                  Global X FTSE Nordic 30 ETF
 Proposal                                                       Proposed by Mgt. Position Registrant Voted
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                         Management None            Non-Voting
 2  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                              Management None            Non-Voting
 3  Opening of the meeting by the Chairman of the Board and
     the registration of attending shareholders and the proxies     Management For             Voted - For
 4  Election of Chairman of the meeting and at least one person
     to sign the                                                    Management For             Voted - For
 5  Approve the notice and the agenda for the meeting               Management For             Voted - For
 6  Approve the rights issue                                        Management For             Voted - For
SKF AB
 Security: W84237143
 Meeting Type: Annual        Meeting Date: 29-Apr-2010
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                         Management None            Non-Voting
 2  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                              Management None            Non-Voting
 3  PLEASE NOTE THAT NOT ALL SUB CUSTODIANS IN
     SWEDEN ACCEPT ABSTAIN AS A VALID VOTE OPTION.
     THANK YOU                                                      Management None            Non-Voting
 4  Opening of the AGM                                              Management None            Non-Voting
 5  Election of Leif Ostling as a Chairman for the meeting          Management None            Non-Voting
 6  Drawing up and approval of the voting list                      Management None            Non-Voting
 7  Approval of agenda                                              Management None            Non-Voting
 8  Election of persons to verify the minutes                       Management None            Non-Voting
 9  Consideration of whether the meeting has been duly
     convened                                                       Management None            Non-Voting
 10 Presentation of annual report and audit report as well as
     consolidated accounts and audit report for the Group           Management None            Non-Voting
 11 Address by the President                                        Management None            Non-Voting
                                                                   272





                                          Global X FTSE Nordic 30 ETF
Proposal                                                            Proposed by Mgt. Position Registrant Voted
12  Adopt the income statement and balance sheet and
     consolidated income statement and consolidated balance
     sheet                                                              Management For             Voted - For
13  Approve the distribution of profits; a dividend for the FY
     2009 of SEK 3.50 per share; it is proposed that
     shareholders with holdings recorded on Tuesday, 04 MAY
     2010 be entitled to receive the proposed dividend; subject to resolution by the AGM in accordance with this proposal, it is expected that Euroclear will distribute the dividend on
     Friday 07 MAY 2010                                                 Management For             Voted - For
14  Grant discharge to the Board Members and the President
     from liability                                                     Management For             Voted - For
15  Approve the determination of number of Board Members at
     ten and no Deputy Members                                          Management For             Voted - For
16  Approve the determination of fee for the Board of Directors;
     that the Board of Directors for the period up to the end of the next AGM, receive a fee according to the following: a) a firm allotment of SEK 3,500,000 to be distributed with SEK
     900,000 to the Chairman of the Board of Directors and with
     SEK 325,000 to each of the other Board Members elected
     by the AGM and not employed by the Company; b) a
     variable allotment corresponding to the value, calculated as below, of 3,200 Company shares of Series B to be received
     by the Chairman CONTD.                                             Management For             Voted - For
17  . CONTD and 1,200 shares of series B to be received by
     each of the other Board Members; and c) an allotment for
     committee work of SEK 650,000 to be divided with SEK
     150,000 to the chairman of the Audit Committee, with SEK
     100,000 to each of the other members of the Audit
     Committee and with SEK 75,000 to each of the members of
     the Remuneration Committee                                         Management None            Non-Voting
18  Re-elect Leif ostling, Ulla Litzen, Tom Johnstone, Winnie
     Kin Wah Fok, Hans-Olov Olsson, Lena Treschow Torell,
     Peter Grafoner, Lars Wedenborn and Joe Loughrey as the
     Board Members and election of Jouko Karvine as a Board
     Member and election of Deputy Board Members including
     Leif Ostling as the Chairman of the Board of Directors             Management For             Voted - For
19  Approve the determination of fee for the Auditors; that the
     Auditor is paid for work performed according to approved
     invoice                                                            Management For             Voted - For
20  Approve the principles for remuneration of Group
     Management as specified                                            Management For             Voted - For
21  Approve the introduction of SKF's Performance Share
     Programme 2010 as specified                                        Management For             Voted - For
22  Authorize the Board of Directors to decide upon the
     repurchase of the Company's own shares for the period
     until the next AGM; the authorization is proposed to
     embrace shares of Series A as well as Series B; the shares may be repurchased by operations on the NASDAQ OMX
     Stockholm AB; repurchase may be decided so that the
     Company's holding of own shares, at any given time,
     amount to a maximum of 5% of all shares issued by the
     Company; a repurchase on the NASDAQ OMX Stockholm
     AB may only be made within the band of prices applying on
     the exchange; this band of prices pertains to the range
                                                                  273





                                  Global X FTSE Nordic 30 ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
     between the highest purchase price and the lowest selling
     price; CONTD.                                                   Management For             Voted - For
 23 .CONTD a repurchase shall be made in accordance with
     the provisions concerning the purchase of a Company's
     own shares in the Listing Rules of the NASDAQ OMX
     Stockholm AB; the shares shall be paid in cash and
     repurchase of shares may be made on one or more
     occasions; the purpose of the proposal is to be able to
     adapt the capital structure of the Company to the capital
     needs of the Company and in order thereby to contribute to an increased shareholder value; to the extent shares are
     repurchased based on a possible AGM authorization, the
     Board of Directors intends to propose to cancel such own
     shares through reduction of the share capital                   Management None            Non-Voting
 24 Approve that the Company shall have a Nomination
     Committee formed by one representative of each one of the
     four major shareholders with regard to the number of votes held as well as the Chairman of the Board of Directors;
     when constituting the Nomination Committee, the
     shareholdings on the last banking day in AUG 2010 will
     determine which shareholders are the largest with regard to the number of votes held; the names of the four shareholder representatives will be published as soon as they have
     been elected, however not later than six months before the
     AGM in 2011; the Nomination Committee shall remain in
     office until a new Nomination Committee has been
     appointed; as specified                                         Management For             Voted - For
SVENSKA HANDELSBANKEN AB, STOCKHOLM
 Security: W90937181
 Meeting Type: Annual        Meeting Date: 29-Apr-2010
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT                           Management None            Non-Voting
 2  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE.                                  Management None            Non-Voting
 3  PLEASE NOTE THAT NOT ALL SUB CUSTODIANS IN
     SWEDEN ACCEPT ABSTAIN AS A VALID VOTE OPTION.
     THANK YOU                                                       Management None            Non-Voting
 4  Opening of the meeting                                           Management None            Non-Voting
 5  Election of Mr. Sven Unger as a Chairman of the meeting          Management None            Non-Voting
 6  Establishment and approval of the list of voters                 Management None            Non-Voting
 7  Approval of the agenda                                           Management None            Non-Voting
 8  Election of persons to countersign minutes                       Management None            Non-Voting
                                                                   274





                                          Global X FTSE Nordic 30 ETF
Proposal                                                           Proposed by Mgt. Position Registrant Voted
9   Approve to determine whether the meeting has been duly
     called                                                            Management  None           Non-Voting
10  Presentation of the annual accounts and Auditors report
     and the consolidated annual accounts and the auditors
     report for the group, for 2009. in connection with this: a presentation of the past years work by the board and its
     committees; a speech by the group chief executive, and any questions from shareholders to the board and senior
     management of the bank; a presentation of audit work
     during 2009                                                       Management  None           Non-Voting
11  Adopt the income statement and the balance sheet, as well as the consolidated income statement and consolidated
     balance sheet                                                     Management  For            Voted - For
12  Declare a dividend of SEK 8 per share, and the Tuesday,
     04 MAY be the Record day for receiving of dividends; if the meeting resolves in accordance with the proposal Euroclear
     expects to distribute the dividend on Friday, 07 MAY 2010         Management  For            Voted - For
13  Approve to release from liability for the Members of the
     Board and the Group Chief Executive for the period referred
     to in the financial reports                                       Management  For            Voted - For
14  Authorize the Board to resolve on acquisition and
     divestment of shares in the bank                                  Management  For            Voted - For
15  Approve the acquisition of shares in the bank for the banks trading book pursuant to Chapter 7, Section 6 of the
     Swedish securities market Act                                     Management  For            Voted - For
16  Approve that the AGM resolve that the Board comprise an
     unchanged number [12] of Members                                  Management  For            Voted - For
17  Approve the fees as follows: SEK 2,350,000 to the
     Chairman, SEK 675,000 to each of the two vice Chairman,
     and SEK 450,000 to each of the remaining members; for
     committee work, the following fees are proposed SEK
     250,000 to each member of the credit committee, SEK
     100,000 to each member of the remuneration committee,
     SEK 175,000 to the Chairman of the Audit Committee, and
     SEK 125,000 to the remaining members of the audit
     committee; in all cases, the proposed amounts are
     unchanged from the resolutions of the AGM in 2008 and
     2009; the nomination committee proposes that the meeting
     resolve on remuneration to be paid to the Auditors on
     approved account                                                  Management  For            Voted - For
18  Re-elect all Board Members and Mr. Hans Larsson, as the
     Chairman                                                          Management  For            Voted - For
19  Approve the guidelines for remuneration to Senior
     Management, as specified                                          Management  For            Voted - For
20  Appoint the Auditors in foundations and their associated
     management                                                        Management  For            Voted - For
21  Approve the decision on how the nomination committee is
     to be appointed                                                   Management  For            Voted - For
22  PLEASE NOTE THAT THIS RESOLUTION IS A
     SHAREHOLDER PROPOSAL: Approve that the general
     meeting resolve that SEK 2 Million be allocated to a fund/
     foundation which would aim to prevent crimes of violence
     and to prevent errors or negligence in the exercising the
     public authority at municipal level                               Shareholder Against        Voted - Against
                                                                 275





                                Global X FTSE Nordic 30 ETF
 Proposal                                                      Proposed by Mgt. Position Registrant Voted
 23 Closing of the meeting                                         Management None            Non-Voting
NORSK HYDRO A S
 Security: R61115102
 Meeting Type: Annual      Meeting Date: 04-May-2010
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                        Management None            Non-Voting
 2  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                             Management None            Non-Voting
 3  Approve the notice of the meeting and of the agenda            Management For             Voted - For
 4  Election of one person to countersign the minutes              Management For             Voted - For
 5  Approve the annual accounts and the Board of Directors
     report for the year 2009 of NORSK hydro and the group,
     including distribution of dividend                            Management For             Voted - For
 6  Approve the auditor s remuneration                             Management For             Voted - For
 7  Approve the guidelines for the remuneration of leading
     employees                                                     Management For             Voted - For
 8  Amend the Articles of Association                              Management For             Voted - For
 9  Election of a Auditor                                          Management For             Voted - For
 10 Election of Siri Teigum Chair as a member to the
     Corporate Assembly                                            Management For             Voted - For
 11 Election of Leif Teksum deputy Chair as a member to the
     Corporate Assembly                                            Management For             Voted - For
 12 Election of Westye Hoegh as a member to the Corporate
     Assembly                                                      Management For             Voted - For
 13 Election of Idar Kreutzer as a member to the Corporate
     Assembly                                                      Management For             Voted - For
 14 Election of Lars Tronsgaard as a member to the Corporate
     Assembly                                                      Management For             Voted - For
 15 Election of Sten Arthur Salor as a member to the Corporate
     Assembly                                                      Management For             Voted - For
 16 Election of Anne-Margrethe Firing as a member to the
     Corporate Assembly                                            Management For             Voted - For
 17 Election of Terje Venold as a member to the Corporate
     Assembly                                                      Management For             Voted - For
 18 Election of Unni Steinsmo as a member to the Corporate
     Assembly                                                      Management For             Voted - For
 19 Election of Tove Wangensten as a member to the
     Corporate Assembly                                            Management For             Voted - For
                                                                 276





                                Global X FTSE Nordic 30 ETF
 Proposal                                                    Proposed by Mgt. Position Registrant Voted
 20 Election of Jon Lund as a member to the Corporate
     Assembly                                                    Management For             Voted - For
 21 Election of Anne Kverneland BOGSNES as a member to
     the Corporate Assembly                                      Management For             Voted - For
 22 Election of Gunvor Ulstein as a deputy member to the
     Corporate Assembly                                          Management For             Voted - For
 23 Election of Birger Solberg as a deputy member to the
     Corporate Assembly                                          Management For             Voted - For
 24 Election of Kristin Farovik as a deputy member to the
     Corporate Assembly                                          Management For             Voted - For
 25 Election of Ann Kristin Sydnes as a deputy member to the
     Corporate Assembly                                          Management For             Voted - For
 26 Election of the Siri Teigum chair as a member to the
     Nomination Committee                                        Management For             Voted - For
 27 Election of Leif Teksum as a member to the Nomination
     Committee                                                   Management For             Voted - For
 28 Election of Westye Hoegh as a member to the Nomination
     Committee                                                   Management For             Voted - For
 29 Election of Mette Wikborg as a member to the Nomination
     Committee                                                   Management For             Voted - For
 30 Approve the remuneration of the Corporate Assembly and
     Nomination Committee                                        Management For             Voted - For
 31 Please Note That This Is A Revision Due To
     Change In Text Of Resolution 8.6. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                Management None            Non-Voting
SANDVIK AB, SANDVIKEN
 Security: W74857165
 Meeting Type: Annual      Meeting Date: 04-May-2010
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                      Management None            Non-Voting
 2  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                           Management None            Non-Voting
 3  PLEASE NOTE THAT NOT ALL SUB CUSTODIANS IN
     SWEDEN ACCEPT ABSTAIN AS A VALID VOTE OPTION.
     THANK YOU                                                   Management None            Non-Voting
 4  Opening of the Meeting                                       Management None            Non-Voting
                                                                 277





                                          Global X FTSE Nordic 30 ETF
Proposal                                                            Proposed by Mgt. Position Registrant Voted
5   Election of Attorney Sven Unger as a Chairman of the
     Meeting                                                            Management For             Voted - For
6   Approve the preparation and approval of the voting list             Management For             Voted - For
7   Election of one or two persons to countersign the minutes           Management For             Voted - For
8   Approve the agenda                                                  Management For             Voted - For
9   Approve the examination of whether the meeting has been
     duly convened                                                      Management For             Voted - For
10  Presentation of the annual report, the Auditor's report and
     the group accounts and the Auditors report for the group           Management None            Non-Voting
11  Approve the speech by the President                                 Management For             Voted - For
12  Approve the resolution in respect of adoption of the profit and loss account, the balance sheet, the consolidated profit
     and loss account and the consolidated balance sheet                Management For             Voted - For
13  Approve the resolution in respect of discharge from liability of the Board Members and the President for the period to
     which the accounts relate                                          Management For             Voted - For
14  Approve a dividend of SEK 1 per share; 07 MAY 2010 is as the record day; if the meeting approves this proposal, it is estimated that the dividend payments will be distributed by
     Euroclear Sweden AB on 12 MAY 2010                                 Management For             Voted - For
15  Approve the determination of eight Board Members and no
     Deputy Members                                                     Management For             Voted - For
16  Approve the determination of fees to the Board of Directors
     and the Auditor as specified                                       Management For             Voted - For
17  Election of Lars Westerberg as a new Board Member and
     re-election of Board                                               Management For             Voted - For
18  Approve that the Company is to have a Nomination
     Committee comprised of one representative from each of
     the four largest shareholders in terms of votes and the
     Chairman of the Board of Directors convener ; the
     Nomination Committee has, in addition, the possibility to call in one co-opted Member to the Nomination Committee from
     the Board Members if required; at the formation of the
     Nomination Committee, the shareholding in the Company,
     based on information from Euroclear Sweden AB on the last
     banking day of August 2010, is to determine the largest
     shareholders in terms of votes; the composition of the
     Nomination Committee is to be announced as soon as it is
     appointed; the Chairman of the Nomination Committee is
     CONTD.                                                             Management For             Voted - For
19  CONTD. to be the Member representing the largest
     shareholder in terms of votes; the mandate period of the
     Nomination Committee is until the composition of the next
     Nomination Committee is completed; the Nomination
     Committee is to prepare proposals for the Chairman of the
     Meeting, the number of Board Members, remuneration to
     each of the Board Members and Auditor, the composition of
     the Board of Directors and Chairman of the Board of
     Directors, the number of Auditors and election of Auditors, and also regarding the appointment of a Nomination
     Committee for the AGM 2012 and its assignment; in the
     event that a Member leaves the Nomination Committee
     prior to the work of the Committee being completed, a
     representative from the same shareholder may replace the
                                                                  278





                                  Global X FTSE Nordic 30 ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
     leaving member, if deemed necessary by the Nomination
     Committee CONTD.                                                 Management None            Non-Voting
 20 CONTD. in the event that a shareholder represented in the
     Nomination Committee significantly has reduced its holding of shares in the Company, the Member may resign and, if
     deemed appropriate by the Nomination Committee, a
     representative from the shareholder next in line in terms of size may be provided an opportunity to enter; if the
     shareholding in the Company is otherwise significantly
     changed before the Nomination Committee's work is
     completed, a change in the composition of the Nomination
     Committee may take place, to the extent that the
     Nomination Committee deems appropriate; and the
     Company is to be able to pay reasonable costs connected
     to the work of the Nomination Committee; the Committee is
     not to receive any fees                                          Management None            Non-Voting
 21 Approve the guidelines for remuneration to Executive
     Management formulated to ensure that the Sandvik Group
     from a global perspective can offer market level and
     competitive remuneration that attracts and retains qualified employees in Sandvik's Group Executive Management as
     specified                                                        Management For             Voted - For
 22 Closing of the Meeting                                            Management None            Non-Voting
SKANDINAVISKA ENSKILDA BANKEN, STOCKHOLM
 Security: W25381141
 Meeting Type: Annual        Meeting Date: 11-May-2010
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                           Management None            Non-Voting
 2  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                                Management None            Non-Voting
 3  PLEASE NOTE THAT NOT ALL SUB CUSTODIANS IN
     SWEDEN ACCEPT ABSTAIN AS A VALID VOTE OPTION.
     THANK YOU                                                        Management None            Non-Voting
 4  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 657290 DUE TO CHANGE IN VOTING
     STATUS. ALL VOTES RECEIVED ON THE PREVIOUS
     MEETING WILL BE DISREGARDED AND YOU WILL
     NEED TO REINSTRUCT ON THIS MEETING NOTICE.
     THANK YOU.                                                       Management None            Non-Voting
 5  Opening of the meeting                                            Management None            Non-Voting
                                                                   279





                                          Global X FTSE Nordic 30 ETF
Proposal                                                            Proposed by Mgt. Position Registrant Voted
6   Election of Sven Unger, Member of the Swedish Bar
     Association, as a Chairman                                         Management None            Non-Voting
7   Preparation and approval of the voting list                         Management None            Non-Voting
8   Approval of the agenda                                              Management None            Non-Voting
9   Election of one or two persons to check the minutes of the
     meeting together with the Chairman                                 Management None            Non-Voting
10  Determination of whether the meeting has been duly
     convened                                                           Management None            Non-Voting
11  Presentation of the annual report and the Auditor's report as well as the consolidated accounts and Auditors report on
     the consolidated accounts                                          Management None            Non-Voting
12  The President's speech                                              Management None            Non-Voting
13  Adopt the profit and loss account and balance sheet as well as the consolidated profit and loss account and
     consolidated balance sheet                                         Management For             Voted - For
14  Approve a dividend of SEK 1 per share and Monday 17
     MAY 2010 as record date for the dividend, if the meeting
     decides according to the proposal, the dividend is expected
     to be distributed by Euroclear on Thursday 20 MAY 2010             Management For             Voted - For
15  Grant discharge from liability of the Members of the Board
     of Directors and the President                                     Management For             Voted - For
16  Approve the information concerning the work of the
     Nomination Committee                                               Management For             Voted - For
17  Approve to determine the number of Directors to be elected
     by the meeting be set at 11                                        Management For             Voted - For
18  Approve an unchanged Directors' fee of SEK 7,587,500 to
     be distributed as follows: SEK 2,062,500 to the Chairman of the Board of Directors, SEK 3,525,000 to other Directors
     elected by the AGM who are not employed in the Bank to
     be distributed with SEK 450,000 each to the Vice Chairman
     and SEK 375,000 to other Directors, and SEK 2,000,000 for
     committee work to be distributed as follows: Risk & Capital
     Committee, Chairman SEK 510,000, other member SEK
     325,000, Audit & Compliance Committee, Chairman SEK
     387,500, other member SEK 195,000 and Remuneration &
     Human Resources Committee, Chairman SEK 387,500,
     other member SEK 195,000; no fee for Committee work is
     distributed to the Chairman of the Board and employees in
     the Bank; Auditors' fee payable according to approved
     invoice                                                            Management For             Voted - For
19  Re-elect Annika Falkengren, Urban Jansson,Tuve
     Johannesson, Christine Novakovic, Jesper Oresen, Carl
     Wilhelm Ros, Jacob Wallenberg and Marcus Wallenberg
     and election of Birgitta Kantola and Signhild Arnegard
     Hansen as the Directors and Marcus Wallenberg as the
     Chairman of the Board of Directors                                 Management For             Voted - For
20  Approve the decision on a Nomination Committee                      Management For             Voted - For
21  Approve the specified guidelines for salary and other
     remuneration for the President and Members of Group
     Executive Committee                                                Management For             Voted - For
22  Approve the Share Savings Programme 2010                            Management For             Voted - For
23  Approve the Performance Share Programme 2010                        Management For             Voted - For
24  Approve the Share Matching Programme 2010                           Management For             Voted - For
                                                                  280





                            Global X FTSE Nordic 30 ETF
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
 25 Approve to allow the Bank to purchase shares in the Bank in its securities business on a regular basis during the time up to and including the 2011 AGM in accordance with
     Chapter 7, Section 6 of the Securities Markets Act lagen
     2007: 528 om vardepappersmarknaden up to a number not
     exceeding 3% of the total number of shares issued at each
     time in the Bank; the price of the shares purchased shall be
     the market price prevailing at the time of acquisition            Management For             Voted - For
 26 Authorize the Board of Directors to decide on the acquisition and sale on the stock exchange of the Bank's own Class A-
     shares for the year 2010 and previous years' long term
     equity based programmes up to a number of 39,100,000
     shares; the authorization may be utilized on one or more
     occasions; however not longer than until the 2011 AGM;
     acquisition and sale of shares may only take place at a
     price within the price interval at any time recorded on the stock exchange, and this shall refer to the internal between
     the highest buying price and the lowest selling price             Management For             Voted - For
 27 Approve to resolve that a maximum number of the acquired
     Class A-shares in the Bank, corresponding to the number of performance shares and shares respectively under the
     2010 three long term equity based programmes, including
     compensation for dividends, may be sold/transferred to the participants under the programmes who are entitled to
     acquire/receive shares; each and every participant has the right to acquire/receive a maximum of the number of shares that follows from the terms and conditions of the
     programmes respectively; the right may be exercised in the
     periods established under the programmes                          Management For             Voted - For
 28 Authorize the Board to decide on the acquisition and sale of the Bank's own Class A-shares and/or Class C-shares,
     mainly on the specified conditions                                Management For             Voted - For
 29 Amend Section 8 of the Articles of Association to comply with new requirements on notice to general meetings of
     shareholders in the Swedish Companies Act expected to
     come into force before the AGM in 2011                            Management For             Voted - For
 30 Approve the appointment of Auditors of foundations that
     have delegated their business to the bank                         Management For             Voted - For
 31 Closing of the AGM                                                 Management None            Non-Voting
YARA INTERNATIONAL ASA, OSLO
 Security: R9900C106
 Meeting Type: Annual  Meeting Date: 11-May-2010
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                            Management None            Non-Voting
 2  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
                                                             281





                                Global X FTSE Nordic 30 ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                               Management None            Non-Voting
 3  Election of the Chairperson of the meeting and of a person
     to co-sign the                                                  Management For             Voted - For
 4  Approve the annual accounts and the annual report for
     2009 for Yara International Asa and the Group, hereunder
     payment of dividends                                            Management For             Voted - For
 5  Approve the guidelines for the remuneration of the
     members of the Executive Management                             Management For             Voted - For
 6  Approve to determination of remuneration to the Auditor          Management For             Voted - For
 7  Election of members of the Board                                 Management For             Voted - For
 8  Approve to determine the remuneration to the members of
     the Board, members of the Compensation Committee and
     the Auditor Committee                                           Management For             Voted - For
 9  Re-elect for a period of 2 years of Eva Lystad a Chairperson and Bjorg Ven, Thorunn Kathrine Bakke and Olaug Svarva
     as the Members of the Nomination Committee and
     determination of the                                            Management For             Voted - For
 10 Amend the Articles of Association regarding documents to
     the general meeting                                             Management For             Voted - For
 11 Approve the power of attorney from the general meeting to
     the Board for acquisition of own shares                         Management For             Voted - For
 12 Please Note That This Is A Revision Due To
     Receipt Of Director Names. If You Have
     Already Sent In Your Votes, Please Do Not
     Return This Proxy Form Unless You Decide To
     Amend Your Original Instructions. Thank You.                    Management None            Non-Voting
TELENOR ASA, FORNEBU
 Security: R21882106
 Meeting Type: Annual      Meeting Date: 19-May-2010
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE                                                         Management None            Non-Voting
 2  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                               Management None            Non-Voting
                                                                 282





                                  Global X FTSE Nordic 30 ETF
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
 3  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 699228 DUE TO ADDITION OF
     RESOLUTION. ALL VOTES RECEIVED ON THE
     PREVIOUS MEETING WILL BE DISREGARDED AND
     YOU WILL NEED TO REINSTRUCT ON THIS MEETING
     NOTICE. THANK YOU.                                              Management None            Non-Voting
 4  Approve the notice of the AGM                                    Management For             Voted - For
 5  Election of a representative to sign the minutes of the AGM
     together with the Chairman of the meeting                       Management None            Non-Voting
 6  Approve the annual accounts and the annual report for the
     FY 2009; and a dividend payment of NOK 2.50 per share           Management For             Voted - For
 7  Approve the remuneration to the Company's Auditor                Management For             Voted - For
 8  Approve the Board's declaration regarding the
     determination of salary and other remuneration to senior
     employees pursuant to Section 6-16A in the Act relating to
     public limited companies                                        Management For             Voted - For
 9  Grant authority to acquire own shares for the purposes of cancellation or as means of payment in connection with
     acquisition of businesses                                       Management For             Voted - For
 10 Grant authority to acquire own share for the purposes of fulfilling Telenor's obligations pursuant to option and LTI programmes for senior employees and general share
     programmes for employees                                        Management For             Voted - For
 11 Approve to determine the remuneration to the Members of
     the Corporate Assembly and the Nomination Committee             Management For             Voted - For
NORSK HYDRO A S
 Security: R61115102
 Meeting Type: Extraordinary Meeting Date: 21-Jun-2010
 1  IMPORTANT MARKET PROCESSING REQUIREMENT: A
     BENEFICIAL OWNER SIGNED POWER OF ATTORNEY
     (POA) IS REQUIRED IN ORDER TO LODGE AND
     EXECUTE YOUR VOTING INSTRUCTIONS IN THIS
     MARKET. ABSENCE OF A POA, MAY CAUSE YOUR
     INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY
     QUESTIONS, PLEASE CONTACT YOUR CLIENT
     SERVICE REPRESENTATIVE                                          Management None            Non-Voting
 2  MARKET RULES REQUIRE DISCLOSURE OF
     BENEFICIAL OWNER INFORMATION FOR ALL VOTED
     ACCOUNTS. IF AN ACCOUNT HAS MULTIPLE
     BENEFICIAL OWNERS, YOU WILL NEED TO PROVIDE
     THE BREAKDOWN OF EACH BENEFICIAL OWNER
     NAME, ADDRESS AND SHARE POSITION TO YOUR
     CLIENT SERVICE REPRESENTATIVE. THIS
     INFORMATION IS REQUIRED IN ORDER FOR YOUR
     VOTE TO BE LODGED                                               Management None            Non-Voting
 3  Approve the notice of the meeting and the agenda                 Management For             Voted - For
                                                                   283





                                          Global X FTSE Nordic 30 ETF
Proposal                                                        Proposed by Mgt. Position Registrant Voted
4   Election of one person to countersign the minutes of the
     meeting                                                        Management For             Voted - For
5   Approve the rights offering                                     Management For             Voted - For
6   Authorize the Board to issue new shares as part
     consideration for the acquisition by the Company of Vale
     Austria Holdings GmbH's interests in certain aluminum
     businesses and assets                                          Management For             Voted - For
7   Amend the Articles of Association                               Management For             Voted - For
                                                              284





            THE GLOBAL X/INTERBOLSA FTSE COLOMBIA 20 ETF
                                                          GXG
 Proposal                                                          Proposed by Mgt. Position Registrant Voted
CORPORACION FINANCIERA COLOMBIANA S A
 Security: P3138W200
 Meeting Date: 02-Sep-2009
 1  Approve to verify the quorum                                       Management For             Voted - For
 2  Approve the agenda                                                 Management For             Voted - For
 3  Approve the annual general shareholder meeting rules               Management For             Voted - For
 4  Approve the designation of the Committee for the approval
     of the meeting minutes                                            Management For             Voted - For
 5  Approve the reports from the Board of Directors and from the President of the Corporation for the fiscal period from
     JAN to JUN 2009                                                   Management For             Voted - For
 6  Approve the individual and consolidated financial
     statements with a cutoff date of 30 JUN 2009                      Management For             Voted - For
 7  Approve the opinion of the Auditor                                 Management For             Voted - For
 8  Approve the reports from the Management and the financial
     statements                                                        Management For             Voted - For
 9  Approve the Plan for the distribution of profit                    Management For             Voted - For
 10 Approve the report from the Board of Directors regarding
     the activities of the Audit Committee                             Management For             Voted - For
 11 Approve the report of donations                                    Management For             Voted - For
 12 Proposals and various                                              Management None            Non-Voting
BANCO DE BOGOTA
 Security: P09252100
 Meeting Type: Ordinary     Meeting Date: 18-Sep-2009
 1  Approve the verification of the quorum                             Management For             Voted - For
 2  Approve the agenda                                                 Management For             Voted - For
 3  Approve the nomination of the commission that will approve
     the minutes of the current general meeting                        Management For             Voted - For
 4  Receive the report on the term in office of the Board of
     Directors and of the Chairperson of the bank concerning the
     FY that ended on 30 JUN 2009                                      Management For             Voted - For
 5  Receive the report on the term in office of the Audit
     Committee                                                         Management For             Voted - For
 6  Approve the consideration of the opinions of the Statutory
     Auditor, report from the Board of Directors, the general
     purpose [real and financial sector and financial sector]
     individual and consolidated financial statements, together with their notes and other attachments, complements and
     information pursuant to the law, for the first six-month fiscal
     period of 2009                                                    Management For             Voted - For
 7  Approve the financial statements                                   Management For             Voted - For
 8  Receive the reports from the Statutory Auditor                     Management For             Voted - For
 9  Approve the general-purpose, individual and consolidated financial statements [together with their notes] and
     Managements accounts and other attachments                        Management For             Voted - For
                                                                 285





            THE GLOBAL X/INTERBOLSA FTSE COLOMBIA 20 ETF
                                                           GXG
 Proposal                                                            Proposed by Mgt. Position Registrant Voted
 10 Approve the project for the distribution of profits from the FY
     that ended on 30 JUN 2009                                           Management For             Voted - For
 11 Approve the nomination of the Ombudsman, the alternate
     Ombudsman and allocation of the budget of the
     Ombudsman                                                           Management For             Voted - For
 12 Proposals and various                                                Management None            Non-Voting
COMPANIA COLOMBIANA DE INVERSIONES SA, BOGOTA
 Security: P3774N100
 Meeting Type: Extraordinary Meeting Date: 22-Sep-2009
 1  Approve the verification of the quorum                               Management For             Voted - For
 2  Approve the minutes of the meeting                                   Management For             Voted - For
 3  Approve the designation of a Commission for the approval
     and signing of the minutes of the meeting                           Management For             Voted - For
 4  Approve the Merger Agreement for the absorption between
     Compania Colombiana De Inversiones S.A. [Merging
     Company], Generar S.A. E.S.P, Merilectrica S.A.,
     Merilectrica S.A. E Cia. S.A. E.S.P, Compania Colombiana
     De Energia S.A.S and Hidromontanitas S.A. E.S.P.
     [Absorbed Companies]                                                Management For             Voted - For
 5  Amend the By-laws of Compania Colombiana De
     Inversiones S.A. so as to incorporate, regulate and adopt
     the provisions applicable to the carrying out of the activities
     of providing Public Services                                        Management For             Voted - For
 6  Approve the delegation to carry out the acts necessary for the perfection of the Merger, to formalize the By-law
     amendment and to compile the Bylaws into a Single Sworn
     Deed                                                                Management For             Voted - For
COMPANIA COLOMBIANA DE TEJIDOS COLTEJER
 Security: P28871104
 Meeting Type: Extraordinary Meeting Date: 18-Nov-2009
 1  Approve the verification of the quorum                               Management For             Voted - For
 2  Approve the agenda                                                   Management For             Voted - For
 3  Approve the designation of a Committee to review, approve
     and sign the meeting minutes                                        Management For             Voted - For
 4  Approve the financial statements to 30 SEP 2009, and
     opinion of the Auditor                                              Management For             Voted - For
 5  Approve the Plan and attachments for the spin-off of the
     Companies: Productos Para El Hogary La Decoracion
     Texkasa Ltda, Textiles Rionegro Y Cia Ltda., In liquidation and Inmobiliaria coltejer S.A. in liquidation, Companies spun off and partially absorbed and Coltejer S.A. the absorbing
     Company                                                             Management For             Voted - For
 6  Approve the delegation of the acts necessary to carry out
     the spin-off and formalize the amendment of the Bylaws              Management For             Voted - For
 7  Approve the waiver of the preemptive right and delegation of authority to approve the valuation and contributions in
     kind                                                                Management For             Voted - For
                                                                   286





            THE GLOBAL X/INTERBOLSA FTSE COLOMBIA 20 ETF
                                                        GXG
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
 8  Grant authority to furthermore sign the agreement to save
     Coltejer and delegation of authority                             Management For             Voted - For
TABLEMAC S.A.
 Security: ADPV12705
 Meeting Type: Ordinary   Meeting Date: 03-Mar-2010
 1  Approve the verification of the quorum                            Management For             Voted - For
 2  Approve the agenda                                                Management For             Voted - For
 3  Approve the designation of the Secretary of the meeting           Management For             Voted - For
 4  Appoint the commission to approve and sign the meeting
     minutes                                                          Management For             Voted - For
 5  Approve the annual report from the Board of Directors and
     from the Manager                                                 Management For             Voted - For
 6  Approve the Auditor's opinion regarding the financial
     statements to 31 DEC 2009                                        Management For             Voted - For
 7  Approve the general-purpose financial statements with their
     notes to 31 DEC 2009                                             Management For             Voted - For
 8  Approve the plan for the distribution of profit                   Management For             Voted - For
 9  Elect the Auditor for the 2010-2011 accounting period             Management For             Voted - For
 10 Amend of the Corporate Bylaws                                     Management For             Voted - For
 11 Approve the proposals from the shareholders                       Management For             Voted - For
CORPORACION FINANCIERA COLOMBIANA S.A.
 Security: ADPV12685
 Meeting Type: Ordinary   Meeting Date: 05-Mar-2010
 1  Approve the verification of the quorum                            Management For             Voted - For
 2  Approve the agenda                                                Management For             Voted - For
 3  Approve the designation of the committee to approve the
     meeting minutes                                                  Management For             Voted - For
 4  Approve the reports from the Board of Directors and from the President of the Corporation for the JUL-DEC 2009
     fiscal period                                                    Management For             Voted - For
 5  Approve the individual and consolidated financial
     statements to 31 DEC 2009                                        Management For             Voted - For
 6  Approve the Auditor's opinion                                     Management For             Voted - For
 7  Approve the reports from the Management and the financial
     statements                                                       Management For             Voted - For
 8  Approve the plan for the distribution of profits                  Management For             Voted - For
 9  Approve the report from the Board of Directors regarding
     the activities of the Audit Committee                            Management For             Voted - For
 10 Elect the Board of Directors and approve the establishment
     of compensation                                                  Management For             Voted - For
 11 Elect the Auditor and approve to set the compensation and
     funds for his or                                                 Management For             Voted - For
 12 Approve the donations report                                      Management For             Voted - For
 13 Amend the Corporate Bylaws                                        Management For             Voted - For
 14 Proposals and various                                             Management For             Voted - For
                                                                287





            THE GLOBAL X/INTERBOLSA FTSE COLOMBIA 20 ETF
                                                          GXG
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
BANCO DE BOGOTA
 Security: ADPV12510
 Meeting Type: Ordinary     Meeting Date: 18-Mar-2010
 1  Approve the verification of the quorum                              Management For             Voted - For
 2  Approve the agenda                                                  Management For             Voted - For
 3  Appointment of the Committee that will approve the minutes
     for this meeting                                                   Management For             Voted - For
 4  Receive the Management report from the Board of Directors and from the President of the bank regarding the FYE on 31
     DEC 2009                                                           Management For             Voted - For
 5  Receive the Management report from the Audit Committee              Management For             Voted - For
 6  Approve the financial statements                                    Management For             Voted - For
 7  Receive the report from the Auditor                                 Management For             Voted - For
 8  Approve the general purpose individual and consolidated
     financial statements (together with their notes) and the
     Management accounts and other attachments                          Management For             Voted - For
 9  Approve the plan for the distribution of profit                     Management For             Voted - For
 10 Election of the Board of Directors                                  Management For             Voted - For
 11 Election of the Auditor                                             Management For             Voted - For
 12 Approve to set the compensation of the Members of the
     Board of Directors                                                 Management For             Voted - For
 13 Approve to set the annual compensation of the Auditor               Management For             Voted - For
 14 Approve the integration of leasing Bogota                           Management For             Voted - For
 15 Proposals and various                                               Management None            Non-Voting
ALMACENES EXITO S.A.
 Security: ADPV12708
 Meeting Type: Ordinary     Meeting Date: 19-Mar-2010
 1  PLEASE NOTE THAT THIS IS AN AMENDMENT TO
     MEETING ID 657533 DUE TO CHANGE IN VOTING
     STATUS. ALL VOTES RECEIVED ON THE PREVIOUS
     MEETING WILL BE DISREGARDED AND YOU WILL
     NEED TO REINSTRUCT ON THIS MEETING NOTICE.
     THANK YOU.                                                         Management None            Non-Voting
 2  Approve the verification of the quorum                              Management For             Voted - For
 3  Approve and reading of the Agenda                                   Management For             Voted - For
 4  Election of the Returning Officers and those who will review,
     approve and sign the meeting minutes                               Management For             Voted - For
 5  Receive the annual report from the Board of Directors and
     from the office of the President                                   Management For             Voted - For
 6  Approve the presentation of the individual and consolidated general purpose financial statements, their attachments and other documents required by law, with a cutoff date of 31
     DEC 2009                                                           Management For             Voted - For
 7  Receive the report from the Auditor                                 Management For             Voted - For
 8  Approve the management report, of the financial statements with a cutoff date of 31 DEC 2009, together with their
     attachments and other documents required by law                    Management For             Voted - For
                                                                  288





            THE GLOBAL X/INTERBOLSA FTSE COLOMBIA 20 ETF
                                                      GXG
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
 9  Approve to set the compensation for the Board of Directors          Management  For            Voted - For
 10 Election of the members of the Board of Directors for the
     201 0 2012 period                                                  Management  For            Voted - For
 11 Election of the Auditor for the 2010 2012 period                    Management  For            Voted - For
 12 Approve the proposals from the management plan for the
     distribution of profit; donations                                  Management  For            Voted - For
 13 PLEASE NOTE THAT THIS RESOLUTION IS A
     SHAREHOLDER PROPOSAL: Approve the proposals from
     the shareholders                                                   Shareholder Against        Voted - Against
CEMENTOS ARGOS S.A.
 Security: ADPV12839
 Meeting Type: Ordinary Meeting Date: 19-Mar-2010
 1  Approve the quorum verification                                     Management  For            Voted - For
 2  Approve the points of the day                                       Management  For            Voted - For
 3  Approve the designation of a commission for the minute              Management  For            Voted - For
 4  Receive the report of the Board of Directors and General
     Manager                                                            Management  For            Voted - For
 5  Receive the report of the financial statements for the year
     31 DEC 2009                                                        Management  For            Voted - For
 6  Receive the reports from the fiscal reviewer                        Management  For            Voted - For
 7  Receive the reports from the fiscal reviewer of the Directors and the President and the balance sheets for the year 31
     DEC 2009                                                           Management  For            Voted - For
 8  Approve the profit distribution                                     Management  For            Voted - For
 9  Approve the statutory reform                                        Management  For            Voted - For
 10 Election of the fiscal review and fees allocation                   Management  For            Voted - For
 11 Other business                                                      Management  None           Non-Voting
CIA COLOMBIANA DE INVERSIONES
 Security: ADPV12838
 Meeting Type: Ordinary Meeting Date: 23-Mar-2010
 1  Approve the verification of quorum                                  Management  For            Voted - For
 2  Approve the agenda                                                  Management  For            Voted - For
 3  Approve the designation of a committee to approve and
     sign the minutes                                                   Management  For            Voted - For
 4  Receive the Management report from the Board of Directors
     and the President                                                  Management  For            Voted - For
 5  Receive the reports from the Auditor                                Management  For            Voted - For
 6  Approve the general purpose financial statements, both
     individual and consolidated to 31 DEC 2009                         Management  For            Voted - For
 7  Approve the Management report from the Board of
     Directors and the President of the reports from the Auditor and the general-purpose financial statements, both
     individual and consolidated to 31 DEC 2009                         Management  For            Voted - For
 8  Approve the plan for the distribution of profit                     Management  For            Voted - For
 9  Approve to set compensation for the Auditor and for the
     Board of Directors                                                 Management  For            Voted - For
                                                                  289





            THE GLOBAL X/INTERBOLSA FTSE COLOMBIA 20 ETF
                                                         GXG
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
 10 Amend the reading and consideration by laws                         Management  For            Voted - For
 11 Approve the specified proposals from the shareholders               Shareholder Against        Voted - Against
COMPANIA COLOMBIANA DE TEJIDOS SA (COLTEJER)
 Security: ADPV12714
 Meeting Type: Ordinary    Meeting Date: 24-Mar-2010
 1  Approve the verification of the quorum                              Management  For            Voted - For
 2  Approve the agenda                                                  Management  For            Voted - For
 3  Appointment of the Committee to review, approve and sign
     the meeting minutes                                                Management  For            Voted - For
 4  Approve the Management report presented by the
     Managers of the Company                                            Management  For            Voted - For
 5  Approve the general purpose financial statements to 31
     DEC 2009, together with their notes, attachments and other information required by the legal rules and the financial
     Superintendency of Columbia                                        Management  For            Voted - For
 6  Approve the Auditor's opinion regarding the basic and
     consolidated financial statements                                  Management  For            Voted - For
 7  Approve the loss statement for the FY                               Management  For            Voted - For
 8  Approve the Management report, of the general purpose
     financial statements to 31 DEC 2009, together with their
     notes and attachments and the opinion of the Auditor
     regarding the same                                                 Management  For            Voted - For
 9  Approve Bylaws amendments                                           Management  For            Voted - For
 10 Approve the payment of compensation for the Members of
     the Board of Directors during the 2010-2011 period                 Management  For            Voted - For
 11 Approve the payment of compensation for the Auditor for
     the 2010, 2011 period                                              Management  For            Voted - For
 12 PLEASE NOTE THAT THIS RESOLUTION IS A
     SHAREHOLDER PROPOSAL: Approve the proposals from
     the shareholders                                                   Shareholder Against        Voted - Against
INVERSIONES ARGOS SA
 Security: ADPV12837
 Meeting Type: Ordinary    Meeting Date: 24-Mar-2010
 1  Approve the verification of the quorum                              Management  For            Voted - For
 2  Approve the agenda                                                  Management  For            Voted - For
 3  Approve the designation of a committee to approve the
     minutes                                                            Management  For            Voted - For
 4  Receive the joint report from the Board of Directors and the
     President                                                          Management  For            Voted - For
 5  Approve the presentation of the financial statement to 31
     DEC 2009                                                           Management  For            Voted - For
 6  Receive the report from the Auditor                                 Management  For            Voted - For
 7  Approve the joint report from the Board of Directors and
     President and of the financial statement to 31 DEC 2009            Management  For            Voted - For
 8  Approve the presentation and the plan for the distribution of
     profit                                                             Management  For            Voted - For
                                                                  290





            THE GLOBAL X/INTERBOLSA FTSE COLOMBIA 20 ETF
                                                         GXG
 Proposal                                                        Proposed by Mgt. Position Registrant Voted
 9  Approve the presentation and a Bylaws amendment                  Management For             Voted - For
 10 Approve to set the compensation of the Auditor                   Management For             Voted - For
 11 Proposals and various                                            Management For             Voted - For
ISAGEN S.A. E.S.P.
 Security: ADPV12673
 Meeting Type: Ordinary    Meeting Date: 24-Mar-2010
 1  Approve the verification of the quorum and the agenda            Management For             Voted - For
 2  Election of the chairperson of the meeting                       Management For             Voted - For
 3  Receive the report from the Secretary of the meeting
     regarding the approval of minutes number 28 of 24 MAR
     2009                                                            Management For             Voted - For
 4  Election of the commission to approve the minutes                Management For             Voted - For
 5  Approve the greetings from the minister of mines and
     energy                                                          Management For             Voted - For
 6  Approve the greetings from the chairperson of the Board of
     Directors and the report regarding the functioning of the
     same                                                            Management For             Voted - For
 7  Receive the report regarding compliance with good
     corporate Governance practices                                  Management For             Voted - For
 8  Approve the 2009 management report                               Management For             Voted - For
 9  Approve the financial statements with a cut-off date of 31
     DEC 2009                                                        Management For             Voted - For
 10 Approve the Auditor's opinion                                    Management For             Voted - For
 11 Approve the financial statements with a cut-off date of 31
     DEC 2009 and other documents required by law                    Management For             Voted - For
 12 Approve the distribution of profit                               Management For             Voted - For
 13 Various                                                          Management None            Non-Voting
BOLSA DE VALORES DE COLOMBIA
 Security: P17326102
 Meeting Type: Annual      Meeting Date: 25-Mar-2010
 1  Approve the verification of the quorum                           Management For             Voted - For
 2  Approve the Chairperson and Secretary of the general
     meeting paragraph Article 36 of the Corporate By-laws           Management For             Voted - For
 3  Approve the agenda                                               Management For             Voted - For
 4  Approve the designation of a committee responsible for
     approving the minutes                                           Management For             Voted - For
 5  Approve the Management report from the Board of
     Directors and from the President of Bolsa De Valores De
     Colombia S.A.                                                   Management For             Voted - For
 6  Receive the report from Auditor                                  Management For             Voted - For
 7  Approve the 2009 financial statements                            Management For             Voted - For
 8  Approve the plan for distribution of profit                      Management For             Voted - For
 9  Amend the By-laws                                                Management For             Voted - For
 10 Election of the Independent Members of the Board of
     Directors for the ARL                                           Management For             Voted - For
                                                               291





            THE GLOBAL X/INTERBOLSA FTSE COLOMBIA 20 ETF
                                                         GXG
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
 11 Election of the Members who are not Independent Members
     of the Board of                                                    Management  For            Voted - For
 12 Approve the Compensation of the Board of Directors                  Management  For            Voted - For
 13 Election of the Auditor and approve the budget
     appropriation for its term in                                      Management  For            Voted - For
 14 PLEASE NOTE THAT THIS RESOLUTION IS A
     SHAREHOLDER PROPOSAL: Election of the Auditor and
     approve the budget appropriation for its term in office            Shareholder Against        Voted - Against
GRUPO NACIONAL DE CHOCOLATES SA
 Security: ADPV12670
 Meeting Type: Annual      Meeting Date: 26-Mar-2010
 1  Approve the verification of the quorum instatement of the
     meeting                                                            Management  For            Voted - For
 2  Approve the agenda                                                  Management  For            Voted - For
 3  Approve the designation of the Members of the Committee
     to approve and sign the meeting minutes                            Management  For            Voted - For
 4  Approve the Management report and business group
     special report from the Board of Directors and the President
     of the Company                                                     Management  For            Voted - For
 5  Approve the presentation of the individual and consolidated general purpose financial statements, their attachments and other legally required documents, with a cut-off date of 31
     DEC 2009                                                           Management  For            Voted - For
 6  Approve the opinions from the Auditor regarding the
     individual and consolidated financial statements                   Management  For            Voted - For
 7  Approve the Management report and business group
     special report, of the individual and consolidated financial statements, together with their attachments and of the
     opinions of the Auditor                                            Management  For            Voted - For
 8  Approve the plan for the distribution of profit                     Management  For            Voted - For
 9  Approve to set the compensation for the Board of Directors
     and the Auditor                                                    Management  For            Voted - For
 10 Approve the proposals                                               Management  For            Voted - For
INTERBOLSA S.A.
 Security: ADPV12846
 Meeting Type: Ordinary    Meeting Date: 26-Mar-2010
 1  Approve the designation of a committee responsible for
     approving the minutes                                              Management  For            Voted - For
 2  Receive the report the Chairperson of the Board of
     Directors to the general meeting                                   Management  For            Voted - For
 3  Approve the Management report from the Managers                     Management  For            Voted - For
 4  Receive the report from the Auditor regarding the year-end individual and consolidated financial statements with a
     cutoff date of 31 DEC 2009                                         Management  For            Voted - For
 5  Approve the year-end individual and consolidated financial
     statements to 31 DEC 2009                                          Management  For            Voted - For
 6  Approve to plan for the distribution of the profit                  Management  For            Voted - For
                                                                  292





            THE GLOBAL X/INTERBOLSA FTSE COLOMBIA 20 ETF
                                                           GXG
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
 7  Election of the Board of Directors of the Company and
     establishing                                                       Management For             Voted - For
 8  Approve the proposals and various                                   Management For             Voted - For
INTERCONEXION ELECTRICA S.A. E.S.P - ISA
 Security: ADPV12677
 Meeting Type: Ordinary      Meeting Date: 29-Mar-2010
 1  Election of the Chairperson of the meeting                          Management For             Voted - For
 2  Approve the report from the secretary regarding approval of
     minutes 98 of 30 MAR 2009                                          Management For             Voted - For
 3  Election of a commission to approve the meeting minutes
     and returning                                                      Management For             Voted - For
 4  Approve the words from the minister of Mines and Energy,
     Dr. Hernan Martinez Torres                                         Management For             Voted - For
 5  Approve the greetings from the Chairperson of the Board of
     Directors and the report from the Board regarding its
     operation                                                          Management For             Voted - For
 6  Approve the 2009 management report, Board of Directors
     and General Manager                                                Management For             Voted - For
 7  Receive the report from the Board of Directors and from the general manager regarding compliance with and
     development of the Good Governance Code                            Management For             Voted - For
 8  Approve the consideration of ISA'S and the consolidated
     financial statements to 31 DEC 2009                                Management For             Voted - For
 9  Approve the opinion of the Auditor                                  Management For             Voted - For
 10 Approve the ISA'S and the consolidated financial
     statements to 31 DEC 2009                                          Management For             Voted - For
 11 Election of the Auditor and approve to set the compensation         Management For             Voted - For
 12 Approve the distribution of profit from the 2009 FY to
     constitute the legal reserves, declare dividends and
     constitute an occasional reserve to strengthen equity              Management For             Voted - For
 13 Election of the Board of Directors                                  Management For             Voted - For
 14 Various                                                             Management None            Non-Voting
ALAMCENES EXITO SA
 Security: ADPV13087
 Meeting Type: Extraordinary Meeting Date: 24-May-2010
 1  Approve the verification of quorum                                  Management For             Voted - For
 2  Approve the agenda                                                  Management For             Voted - For
 3  Election of appointees to serve as returning officers and for
     the drafting, and signing the meeting minutes                      Management For             Voted - For
 4  Approve the agreement for merger by absorption between
     Almacenes Exito S.A. and Carula Vivero S.A.                        Management For             Voted - For
                                                                  293





            THE GLOBAL X/INTERBOLSA FTSE COLOMBIA 20 ETF
                                                 GXG
 Proposal                                                           Proposed by Mgt. Position Registrant Voted
PACIFIC RUBIALES ENERGY CORP
 Security: 69480U206
 Meeting Type: MIX           Meeting Date: 16-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE IN FAVOR OR AGAINST ONLY FOR
     RESOLUTION NO. 1 AND IN FAVOR OR ABSTAIN
     ONLY FOR RESOLUTION NUMBERS 2 TO 14. THANK
     YOU.                                                               Management None            Non-Voting
 2  Approve to determine the number of Directors at 12                  Management For             Voted - For
 3  Election of Serafino Iacono as a Director of the Corporation        Management For             Voted - For
 4  Election of Miguel de la Campa as a Director of the
     Corporation                                                        Management For             Voted - For
 5  Election of Ronald Pantin as a Director of the Corporation          Management For             Voted - For
 6  Election of Jose Francisco Arata as a Director of the
     Corporation                                                        Management For             Voted - For
 7  Election of German Efromovich as a Director of the
     Corporation                                                        Management For             Voted - For
 8  Election of Neil Woodyer as a Director of the Corporation           Management For             Voted - For
 9  Election of Augusto Lopez as a Director of the Corporation          Management For             Voted - For
 10 Election of Miguel Rodriguez as a Director of the
     Corporation                                                        Management For             Voted - For
 11 Election of Donald Ford as a Director of the Corporation            Management For             Voted - For
 12 Election of John Zaozirny as a Director of the Corporation          Management For             Voted - For
 13 Election of Alexander Bialer as a Director of the Corporation       Management For             Voted - For
 14 Election of Victor Rivera as a Director of the Corporation          Management For             Voted - For
 15 Re-appointment of Ernst and Young LLP, as the Auditors of the Corporation at a remuneration to be fixed by the
     Directors                                                          Management For             Voted - For
                                                                  294





                                   Global X Silver Miners ETF
 Proposal                                                         Proposed by Mgt. Position Registrant Voted
SCORPIO MNG CORP
 Security: 80917V105
 Meeting Type: MIX              Meeting Date: 15-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR
     RESOLUTION 1 AND 4 AND 'IN FAVOR' OR 'ABSTAIN'
     ONLY FOR RESOLUTION NUMBERS 2.1 TO 2.8 AND 3.
     THANK YOU.                                                       Management None            Non-Voting
 2  To receive the consolidated financial statements of the
     Company and the Auditor's report thereon for the fiscal
     period ended 31 DEC 2009                                         Management None            Non-Voting
 3  Approve to set the number of Directors at 8                       Management For             Voted - For
 4  Election of Peter J. Hawley as a Director                         Management For             Voted - For
 5  Election of D. Roger Scammell as a Director                       Management For             Voted - For
 6  Election of Robert C. Bryce as a Director                         Management For             Voted - For
 7  Election of James G. Henderson as a Director                      Management For             Voted - For
 8  Election of Lisa Riley as a Director                              Management For             Voted - For
 9  Election of Neil S. Seldon as a Director                          Management For             Voted - For
 10 Election of Ewan Mason as a Director                              Management For             Voted - For
 11 Election of Pierre Lacombe as a Director                          Management For             Voted - For
 12 Appointment of Deloitte & Touche LLP, Chartered
     Accountants as the Auditors of the Corporation for the
     ensuing year and authorize the Directors to fix their
     remuneration                                                     Management For             Voted - For
 13 Approve all Unallocated Options under the Corporation's
     Option Plan                                                      Management For             Voted - For
 14 Transact any other business                                       Management None            Non-Voting
EXCELLON RES INC
 Security: 30069C108
 Meeting Type: Annual Meeting Date: 18-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'ABSTAIN' ONLY FOR
     RESOLUTION NUMBERS 1 AND 2. THANK YOU.                           Management None            Non-Voting
 2  Receive the audited consolidated financial statements of the
     Company for the FYE 31 DEC 2009 with comparative
     statements relating to the preceding financial year together
     with the report of the Auditors thereon                          Management None            Non-Voting
 3  Election of Peter Crossgrove, Andre Fortier, Timothy Ryan,
     Alan McFarland and Wayne O'Connor as the Directors of
     the Company                                                      Management For             Voted - For
 4  Appointment of PricewaterhouseCoopers LLP as Auditor of
     the Company and to authorize the Directors to fix their
     remuneration                                                     Management For             Voted - For
 5  Transact such other business                                      Management None            Non-Voting
                                                            295





                                      Global X Silver Miners ETF
 Proposal                                                      Proposed by Mgt. Position Registrant Voted
FORTUNA SILVER MINES INC
 Security: 349915108
 Meeting Type: Annual    Meeting Date: 23-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR
     RESOLUTIONS 8 TO 10 AND 'IN FAVOR' OR 'ABSTAIN'
     ONLY FOR RESOLUTION NUMBERS 1 TO 7. THANK
     YOU.                                                          Management None            Non-Voting
 2  To receive the financial statements of the Company for the fiscal YE 31 DEC 2009, together with the report of the
     Auditors thereon                                              Management None            Non-Voting
 3  Election of Jorge Ganoza Durant as a Director                  Management For             Voted - For
 4  Election of Simon Ridgway as a Director                        Management For             Voted - For
 5  Election of Tomas Guerrero as a Director                       Management For             Voted - For
 6  Election of Michael Iverson as a Director                      Management For             Voted - For
 7  Election of Mario Szotlender as a Director                     Management For             Voted - For
 8  Election of Richard P. Clark as a Director                     Management For             Voted - For
 9  Appointment of Deloitte and Touche LLP as Auditors of the
     Company and authorize the Directors to fix their
     remuneration                                                  Management For             Voted - For
 10 Approve the Company's Stock Option Plan                        Management For             Voted - For
 11 Approve certain previously granted stock options, as
     specified                                                     Management For             Voted - For
 12 Transact such other business                                   Management None            Voted - Against
GREAT PANTHER SILVER LTD
 Security: 39115V101
 Meeting Type: MIX                 Meeting Date: 30-Jun-2010
 1  PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED
     TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR
     RESOLUTIONS 1, 4 AND 5 AND 'IN FAVOR' OR
     'ABSTAIN' ONLY FOR RESOLUTION NUMBERS 2.1 TO
     2.5 AND 3. THANK YOU.                                         Management None            Non-Voting
 2  To receive and consider the Chairman's report and the
     President's report                                            Management None            Non-Voting
 3  To receive and consider the consolidated financial
     statements of the Company for the FYE 31 DEC 2009, and
     the Auditors report on the financial statements               Management None            Non-Voting
 4  Approve to set the number of Directors at 5                    Management For             Voted - For
 5  Election of Kaare G. Foy as a Director                         Management For             Voted - For
 6  Election of Robert A. Archer as a Director                     Management For             Voted - For
 7  Election of Malcom A. Burne as a Director                      Management For             Voted - For
 8  Election of John T. Kopcheff as a Director                     Management For             Voted - For
 9  Election of Martin B. Carsky as a Director                     Management For             Voted - For
                                                               296





                                                  Global X Silver Miners ETF
Proposal                                                            Proposed by Mgt. Position Registrant Voted
10  Appointment of KPMG LLP, Chartered Accountants, as the
     Auditors of the Company for the ensuing year                       Management For             Voted - For
11  Approve that the unallocated options under the Company's
     amended and restated Incentive Share Option Plan 2007              Management For             Voted - For
12  Approve to grant the proxyholder authority to vote at his/her discretion on any other business or amendment or variation
     to the previous resolutions                                        Management For             Voted - For
                                                                  297

                                   SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               THE GLOBAL X FUNDS

\s\ Bruno del Ama
President
Date: August 25, 2010




                                    298